UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06520

AMG FUNDS I

(Exact name of registrant as specified in charter)

One Stamford Plaza, 263 Tresser Boulevard, Suite 949, Stamford, Connecticut 06901

(Address of principal executive offices) (Zip code)

AMG Funds LLC

One Stamford Plaza, 263 Tresser Boulevard, Suite 949, Stamford, Connecticut 06901

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 299-3500

Date of fiscal year end: OCTOBER 31

Date of reporting period: NOVEMBER 1, 2020 – APRIL 30, 2021

(Semi-Annual Shareholder Report)

Item 1.	Reports to Shareholders

SEMI-ANNUAL REPORT

AMG Funds

April 30, 2021

AMG Veritas Global Focus Fund
(formerly AMG FQ Tax-Managed U.S. Equity Fund)
Class N: MFQAX	Class I: MFQTX

AMG FQ Global Risk-Balanced Fund

Class N: MMAVX	Class I: MMASX	Class Z: MMAFX

amgfunds.com	043021	SAR014

AMG Funds Semi-Annual Report — April 30, 2021 (unaudited)

TABLE OF CONTENTS	PAGE

ABOUT YOUR FUND’S EXPENSES	2
FUND PERFORMANCE	3

FUND SNAPSHOTS AND SCHEDULES OF PORTFOLIO INVESTMENTS

AMG Veritas Global Focus Fund	5

AMG FQ Global Risk-Balanced Fund	10

FINANCIAL STATEMENTS

Statement of Assets and Liabilities	14
Balance sheets, net asset value (NAV) per share computations and cumulative distributable earnings (loss)

Statement of Operations	16
Detail of sources of income, expenses, and realized and unrealized gains (losses) during the fiscal period

Statements of Changes in Net Assets	17
Detail of changes in assets for the past two fiscal periods

Financial Highlights	18
Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

Notes to Financial Statements	23
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

APPROVAL OF SUBADVISORY AGREEMENT	31

FUNDS LIQUIDITY RISK MANAGEMENT PROGRAM	33

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the AMG Funds Family of Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

About Your Fund’s Expenses (unaudited)

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended April 30, 2021	Expense Ratio for the Period	Beginning Account Value 11/01/20	Ending Account Value 04/30/21	Expenses Paid During the Period*
AMG Veritas Global Focus Fund
Based on Actual Fund Return
Class N	1.14%	$1,000	$1,300	$6.50
Class I	0.89%	$1,000	$1,302	$5.08
Based on Hypothetical 5% Annual Return
Class N	1.14%	$1,000	$1,019	$5.71
Class I	0.89%	$1,000	$1,020	$4.46

AMG FQ Global Risk-Balanced Fund
Based on Actual Fund Return
Class N	1.29%	$1,000	$1,122	$6.79
Class I	1.04%	$1,000	$1,124	$5.48
Class Z	0.89%	$1,000	$1,124	$4.69
Based on Hypothetical 5% Annual Return
Class N	1.29%	$1,000	$1,018	$6.46
Class I	1.04%	$1,000	$1,020	$5.21
Class Z	0.89%	$1,000	$1,020	$4.46
*

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

2

Fund Performance (unaudited) Periods ended April 30, 2021

The table below shows the average annual total returns for the periods indicated for each Fund, as well as each Fund’s relative index for the same time periods ended April 30, 2021.
Average Annual Total Returns[1]	Six Months*	One Year	Five Years	Ten Years

AMG Veritas Global Focus Fund[2,3,4,5,6,7,8]

Class N	30.02%	44.60%	13.98%	12.06%

Class I	30.17%	44.96%	14.27%	12.34%

Russell 3000® Index[22]	31.08%	50.92%	17.67%	14.03%

Returns After Tax on Distributions[9]

Class N	29.58%	44.11%	13.74%	11.91%

Class I	29.65%	44.38%	13.95%	12.13%

Returns After Tax on Distributions & Sale of Fund Shares[9]

Class N	18.02%	26.68%	11.19%	10.05%
Class I	18.15%	26.93%	11.40%	10.28%

AMG FQ Global Risk-Balanced Fund3, 4, 7, 10, 11, 12, 13, 14, 15, 16, 17, 18, 19, 20, 21

Class N	12.23%	14.42%	4.49%	3.61%

Class I	12.35%	14.70%	4.79%	3.98%

Class Z	12.36%	14.80%	4.90%	4.09%

Composite Hedged Index[23]	14.90%	23.00%	10.31%	8.63%

Composite UnHedged Index[23]	15.84%	26.41%	9.50%	6.79%

S&P 500® Index[24]	28.85%	45.98%	17.42%	14.17%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Funds and other information, please call 800.548.4539 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

*   Not annualized.

[1] Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. Except for AMG Veritas Global Focus Fund, no adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Funds are net of expenses and based on the published NAV as of April 30, 2021. All returns are in U.S. dollars ($).

[2] Effective May 21, 2021, Veritas Asset Management LLP became the Fund’s interim subadviser and the Fund changed its name from AMG FQ Tax-Managed U.S. Equity Fund to AMG Veritas Global Focus Fund. Additionally, the Fund made changes to its investment objective, principal investments strategies and principal risks; and replaced its primary benchmark index with the MSCI World Index. Please refer to the Fund’s prospectus or statement of additional information for more information.

[3] From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[4] The Fund may invest in derivatives such as options and futures; the complexity and rapidly changing structure of derivatives markets may increase the possibility of market losses.

[5]  The Fund invests in large-capitalization companies that may underperform other stock funds (such as funds that focus on small- and medium-capitalization companies) when stocks of large-capitalization companies are out of favor.

[6] Although the Fund was managed before the subadviser change to minimize taxable distributions, it may not be able to avoid taxable distributions.

[7]  Market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of economic or political factors, market conditions, disasters or public health issues, or in response to events that affect particular industries or companies.

[8]  The Fund’s former Subadviser relied heavily on one or more quantitative models (“Model”) and information and data supplied by third parties (“Data”). When a Model or Data is used in managing the Fund contains an error, or is incorrect or incomplete, any investment decision made in reliance on the Model or Data may not produce the desired results and the Fund may realize losses. In addition, any hedging based on a faulty Model or Data may prove to be unsuccessful.

[9]  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

[10]  Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets.

[11] The Fund is subject to currency risk resulting from fluctuations in exchange rates that may affect the total loss or gain on a non-U.S. Dollar investment when converted back to U.S. Dollars.

[12]  The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtor’s ability to pay its creditors. Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed income securities to fall.

[13]  Investments in commodities are subject to greater volatility than investments in traditional securities, such as stocks and bonds. Commodities are subject to risks, including but not limited to climate conditions, livestock disease, war, terrorism, political conflicts,

3

Fund Performance Periods ended April 30, 2021 (continued)

interest rates, currency fluctuations, embargoes, tariffs and other regulatory developments.

[14]  The Fund is subject to the risks associated with investments in emerging markets, such as erratic earnings patterns, economic and political instability, changing exchange controls, limitations on repatriation of foreign capital and changes in local governmental attitudes toward private investment, possibly leading to nationalization or confiscation of investor assets.

[15]  Because exchange-traded funds (ETFs) incur their own costs, investing in them could result in a higher cost to the investor. Additionally, the fund will be indirectly exposed to all the risks of securities held by the ETFs.

[16]  High-yield bonds (also known as “junk bonds”) may be subject to greater levels of interest rate, credit, and liquidity risk than investments in higher rated securities. These securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. The issuers of the Fund’s holdings may be involved in bankruptcy proceedings, reorganizations, or financial restructurings, and are not as strong financially as higher-rated issuers.

[17]  The use of leverage in a Fund’s strategy, such as futures and forward commitment transactions, can magnify relatively small market movements into relatively larger losses for the Fund.

[18]  The Fund is subject to risks associated with investments in mid-capitalization companies such as greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

[19]  The Fund is subject to special risk considerations similar to those associated with the direct ownership of real estate. Real estate valuations may be subject to factors such as changing general and local economic, financial, competitive, and environmental conditions.

[20]  The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history and a reliance on one or a limited number of products.

[21]  Obligations of certain government agencies are not backed by the full faith and credit of the U.S. government. If one of these agencies defaulted on a loan, there is no guarantee that the U.S. government would provide financial support. Additionally, debt securities of the U.S. government may be affected by changing interest rates and subject to prepayment risk.

[22]  The Russell 3000® Index is composed of the 3,000 largest U.S. companies as measured by market capitalization, and represents about 98% of the U.S. stock market. Unlike the Fund, the Russell 3000® Index is unmanaged, is not available for investment and does not incur expenses.

[23]  The benchmark is composed of 60% MSCI World Index and 40% FTSE World Government Bond Index. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 23 developed market country indices. Please go to msci.com for most current list of countries represented by the index. The FTSE World Government Bond Index

(FTSE) measures the performance of fixed-rate, local currency, investment grade sovereign bonds. The FTSE is a widely used benchmark that currently comprises sovereign debt from over 20 countries, denominated in a variety of currencies, and has more than 25 years of history available. Prior to July 31, 2018, the FTSE World Government Bond Index was known as the Citigroup World Government Bond Index. Unlike the Fund, the Composite Index is unmanaged, is not available for investment and does not incur fees.

[24]  The S&P 500® Index is a capitalization-weighted index of 500 stocks. The S&P 500® Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Unlike the Fund, the S&P 500® Index is unmanaged, is not available for investment and does not incur expenses.

The Russell 3000® Index is a trademark of the London Stock Exchange Group companies.

All MSCI data is provided ‘as is.’ The products described herein are not sponsored or endorsed and have not been reviewed or passed on by MSCI. In no event shall MSCI, its affiliates, or any MSCI data provider have any liability of any kind in connection with the MSCI data or the products described herein. Copying or redistributing the MSCI data is strictly prohibited.

The S&P 500® Index is proprietary data of Standard & Poor’s, a division of McGraw-Hill Companies, Inc.

Not FDIC insured, nor bank guaranteed. May lose value.

4

AMG Veritas Global Focus Fund Fund Snapshots (unaudited) April 30, 2021

PORTFOLIO BREAKDOWN

Sector	% of Net Assets

Information Technology	26.2

Consumer Discretionary	13.2

Health Care	13.0

Financials	11.4

Communication Services	9.9

Industrials	8.7

Consumer Staples	6.1

Real Estate	3.4

Energy	2.9

Materials	2.1

Utilities	2.0

Short-Term Investments	1.3

Other Assets Less Liabilities	(0.2)

TOP TEN HOLDINGS

Security Name	% of Net Assets

Apple, Inc.	5.0

Microsoft Corp.	4.6

UnitedHealth Group, Inc.	4.0

Visa, Inc., Class A	4.0

Mastercard, Inc., Class A	3.7

Amazon.com, Inc.	3.6

Berkshire Hathaway, Inc., Class B	3.3

Brown & Brown, Inc.	2.5

Facebook, Inc., Class A	2.4

Alphabet, Inc., Class C	2.2

Top Ten as a Group	35.3

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

5

AMG Veritas Global Focus Fund Schedule of Portfolio Investments (unaudited) April 30, 2021

	Shares	Value

Common Stocks - 98.9%

Communication Services - 9.9%

Alphabet, Inc., Class A*	706	$1,661,571

Alphabet, Inc., Class C*	715	1,723,236

Altice USA, Inc., Class A*	696	25,272

AT&T, Inc.	4,748	149,135

Charter Communications, Inc., Class A*	571	384,540

Comcast Corp., Class A	1,216	68,278

Electronic Arts, Inc.	3,363	477,815

Facebook, Inc., Class A*	5,716	1,858,157

Fox Corp., Class B	1,036	37,690

Liberty Media Corp.-Liberty SiriusXM, Class A*	627	28,334

Netflix, Inc.*	784	402,560

News Corp., Class B	1,963	47,721

Pinterest, Inc., Class A*	635	42,145

Snap, Inc., Class A*	301	18,608

Take-Two Interactive Software, Inc.*	332	58,226

TechTarget, Inc.*	1,452	111,368

Twitter, Inc. *	267	14,744

Verizon Communications, Inc.	2,872	165,973

The Walt Disney Co.*	1,464	272,333

Zynga, Inc., Class A*	8,227	89,016

Total Communication Services		7,636,722

Consumer Discretionary - 13.2%

Amazon.com, Inc.*	799	2,770,469

AutoZone, Inc.*	173	253,293

Best Buy Co., Inc.	2,515	292,419

Booking Holdings, Inc.*	108	266,337

Bright Horizons Family Solutions, Inc.*	1,676	242,735

Crocs, Inc.*	1,408	140,969

Deckers Outdoor Corp.*	173	58,509

eBay, Inc.	2,099	117,103

Gentex Corp.	14,287	502,617

Groupon, Inc.*	4,440	224,797

The Home Depot, Inc.	1,153	373,191

La-Z-Boy, Inc.	1,279	56,864

LKQ Corp.*	926	43,253

Lowe’s Cos., Inc.	6,998	1,373,357

Malibu Boats, Inc., Class A*	545	45,431

NIKE, Inc., Class B	3,048	404,226

O’Reilly Automotive, Inc.*	935	516,943

Tesla, Inc.*	1,376	976,189

Texas Roadhouse, Inc.*	866	92,679

	Shares	Value

The Gap, Inc.	2,707	$89,602

The TJX Cos., Inc.	5,878	417,338

Tractor Supply Co.	2,107	397,380

Ulta Beauty, Inc.*	154	50,720

The Wendy’s Co.	17,503	395,043

Yum! Brands, Inc.	488	58,326

Total Consumer Discretionary		10,159,790

Consumer Staples - 6.1%

Central Garden & Pet Co., Class A*	11,889	585,771

Church & Dwight Co., Inc.	1,119	95,943

The Coca-Cola Co.	369	19,919

Colgate-Palmolive Co.	1,471	118,710

Herbalife Nutrition, Ltd.*	1,485	67,968

The Hershey Co.	1,939	318,578

Lamb Weston Holdings, Inc.	1,609	129,524

Medifast, Inc.	1,859	422,160

National Beverage Corp.	3,142	152,670

Nature’s Sunshine Products, Inc.	11,610	241,604

PepsiCo, Inc.	156	22,489

The Procter & Gamble Co.	2,461	328,347

Spectrum Brands Holdings, Inc.	15,454	1,362,116

Sysco Corp.	1,059	89,729

Tyson Foods, Inc., Class A	5,935	459,666

USANA Health Sciences, Inc.*	1,282	115,367

Walmart, Inc.	952	133,194

Total Consumer Staples		4,663,755

Energy - 2.9%

APA Corp.	11,674	233,480

Baker Hughes Co.	5,700	114,456

ConocoPhillips	7,302	373,424

EOG Resources, Inc.	2,410	177,472

Exxon Mobil Corp.	548	31,368

Hess Corp.	2,125	158,334

Occidental Petroleum Corp.	16,640	421,990

Phillips 66	4,459	360,778

ProPetro Holding Corp.*	31,491	303,258

Renewable Energy Group, Inc.*	1,254	69,622

Total Energy		2,244,182

Financials - 11.4%

Aflac, Inc.	1,514	81,347

Bank of America Corp.	7,256	294,086

Berkshire Hathaway, Inc., Class B*	9,361	2,573,807

Brown & Brown, Inc.	36,169	1,923,468

The accompanying notes are an integral part of these financial statements.

6

AMG Veritas Global Focus Fund Schedule of Portfolio Investments (continued)

	Shares	Value

Financials - 11.4% (continued)

Canadian Imperial Bank of Commerce (Canada)	1,790	$186,088

Cherry Hill Mortgage Investment Corp., REIT	13,191	133,493

Chubb, Ltd. (Switzerland)	268	45,986

Citigroup, Inc.	2,244	159,863

Evercore, Inc., Class A	2,693	377,370

FactSet Research Systems, Inc.	78	26,225

First American Financial Corp.	10,182	656,739

Intercontinental Exchange, Inc.	1,127	132,659

Jefferies Financial Group, Inc.	2,498	81,210

JPMorgan Chase & Co.	4,600	707,526

KKR & Co., Inc.	2,537	143,544

Marsh & McLennan Cos., Inc.	222	30,125

Principal Financial Group, Inc.	1,244	79,454

Pzena Investment Management, Inc., Class A	8,553	90,063

S&P Global, Inc.	1,043	407,177

StoneX Group, Inc.*	1,014	64,409

Truist Financial Corp.	9,957	590,550

Two Harbors Investment Corp.	2,743	21,395

Total Financials		8,806,584

Health Care - 13.0%

AbbVie, Inc.	3,462	386,013

Agilent Technologies, Inc.	1,239	165,580

Amgen, Inc.	2,280	546,379

Anika Therapeutics, Inc.*	2,693	108,205

Atrion Corp.	251	160,289

Avid Bioservices, Inc.*	2,369	50,708

Biogen, Inc.*	1,735	463,818

Bristol-Myers Squibb Co.	1,138	71,034

Castlight Health Inc., Class B*	90,347	171,659

Centene Corp.*	5,321	328,519

Charles River Laboratories International, Inc.*	4,884	1,623,686

Dexcom, Inc.*	83	32,046

Edwards Lifesciences Corp.*	1,914	182,825

Haemonetics Corp.*	570	38,338

Hologic, Inc.*	3,446	225,885

Humana, Inc.	357	158,951

IDEXX Laboratories, Inc.*	859	471,582

Illumina, Inc.*	160	62,854

Johnson & Johnson	3,199	520,573

McKesson Corp.	1,199	224,884

Merck & Co., Inc.	1,326	98,787

ModivCare, Inc.*	1,986	278,199

	Shares	Value

NuVasive, Inc.*	376	$26,865

Pfizer, Inc.	3,638	140,609

PPD, Inc.*	828	38,254

Select Medical Holdings Corp.*	3,715	140,130

UnitedHealth Group, Inc.	7,731	3,083,123

West Pharmaceutical Services, Inc.	86	28,253

Zoetis, Inc.	1,287	222,690

Total Health Care		10,050,738

Industrials - 8.7%

AeroVironment, Inc.*	255	28,144

Alaska Air Group, Inc.*	11,034	762,891

AMETEK, Inc.	944	127,374

Boise Cascade Co.	2,623	175,007

BWX Technologies, Inc.	8,387	561,258

CACI International, Inc., Class A*	476	121,313

Carrier Global Corp.	1,885	82,148

CBIZ, Inc.*	898	30,164

Copa Holdings, S.A., Class A (Panama)*	1,480	128,020

CSX Corp.	1,366	137,624

Delta Air Lines, Inc.*	2,381	111,717

Emerson Electric Co.	1,211	109,583

HEICO Corp., Class A	1,155	145,853

Hubbell, Inc.	1,129	216,779

IDEX Corp.	1,933	433,379

Ingersoll Rand, Inc.*	519	25,644

ITT, Inc.	322	30,368

Landstar System, Inc.	3,371	580,756

Lennox International, Inc.	208	69,751

Lincoln Electric Holdings, Inc.	256	32,781

Mueller Industries, Inc.	1,157	51,915

Primoris Services Corp.	30,894	1,008,998

Robert Half International, Inc.	5,769	505,422

Rollins, Inc.	14,494	540,336

Schneider National, Inc., Class B	5,730	138,838

TransUnion	1,098	114,840

TriNet Group, Inc.*	863	67,927

UFP Industries, Inc.	2,430	204,217

Union Pacific Corp.	369	81,951

United Parcel Service, Inc., Class B	456	92,960

Total Industrials		6,717,958

Information Technology - 26.2%

Adobe, Inc.*	1,212	616,108

Amkor Technology, Inc.	2,139	43,251

The accompanying notes are an integral part of these financial statements.

7

AMG Veritas Global Focus Fund Schedule of Portfolio Investments (continued)

	Shares	Value

Information Technology - 26.2% (continued)

Appfolio, Inc., Class A*	2,427	$351,017

Apple, Inc.	29,502	3,878,333

Automatic Data Processing, Inc.	180	33,658

Avnet, Inc.	6,473	284,294

Broadcom, Inc.	64	29,197

Cadence Design Systems, Inc.*	2,192	288,840

Ciena Corp.*	3,022	152,520

Cirrus Logic, Inc.*	3,550	264,156

Cisco Systems, Inc.	2,711	138,017

Corning, Inc.	10,012	442,631

Dell Technologies, Inc., Class C*	1,798	176,797

ExlService Holdings, Inc.*	592	54,689

FormFactor, Inc.*	669	26,191

GoDaddy, Inc., Class A*	455	39,503

HP, Inc.	3,576	121,977

Intel Corp.	2,556	147,047

Intuit, Inc.	1,001	412,572

Lumentum Holdings, Inc.*	1,486	126,384

Mastercard, Inc., Class A	7,492	2,862,394

Microsoft Corp.	14,207	3,582,721

Mitek Systems, Inc.*	1,964	31,836

Motorola Solutions, Inc.	1,734	326,512

National Instruments Corp.	3,683	152,513

NETGEAR, Inc.*	3,080	114,607

NortonLifeLock, Inc.	3,116	67,337

NVIDIA Corp.	1,046	627,997

Onto Innovation, Inc.*	1,166	79,894

Oracle Corp.	2,316	175,530

PayPal Holdings, Inc.*	479	125,637

QAD, Inc., Class A	5,100	360,519

QUALCOMM, Inc.	1,853	257,196

salesforce.com, Inc.*	1,695	390,392

Sanmina Corp.*	2,990	122,112

ServiceNow, Inc.*	326	165,077

SPS Commerce, Inc.*	650	66,586

Visa, Inc., Class A	13,053	3,048,659

Total Information Technology		20,184,701

Materials - 2.1%

Avient Corp.	4,438	225,317

FutureFuel Corp.	4,119	52,311

Graphic Packaging Holding Co.	25,298	469,278

	Shares	Value

Louisiana-Pacific Corp.	9,154	$603,065

Myers Industries, Inc.	1,705	38,465

Orion Engineered Carbons, S.A. (Luxembourg)*	2,616	51,954

The Sherwin-Williams Co.	495	135,566

Trecora Resources*	3,512	26,656

Total Materials		1,602,612

Real Estate - 3.4%

American Tower Corp., REIT	481	122,544

Camden Property Trust, REIT	2,481	298,911

CareTrust REIT, Inc.	12,604	304,765

DiamondRock Hospitality Co., REIT *	25,116	261,709

Equity Commonwealth, REIT	1,963	56,534

Equity LifeStyle Properties, Inc., REIT	8,562	594,203

Life Storage, Inc., REIT	708	68,010

MGM Growth Properties LLC, Class A	5,111	184,098

RE/MAX Holdings, Inc., Class A	872	32,029

Rexford Industrial Realty, Inc., REIT	4,252	236,199

Weyerhaeuser Co., REIT	12,205	473,188

Total Real Estate		2,632,190

Utilities - 2.0%

Ameren Corp.	4,904	416,055

American Water Works Co., Inc.	4,104	640,183

DTE Energy Co.	1,373	192,247

IDACORP, Inc.	446	45,706

OGE Energy Corp.	814	27,318

Public Service Enterprise Group, Inc.	3,728	235,461

Total Utilities		1,556,970

Total Common Stocks
(Cost $32,684,447)		76,256,202

Short-Term Investments - 1.3%

Other Investment Companies - 1.3%

Dreyfus Government Cash Management Fund, Institutional Shares, 0.03%[1]	317,124	317,124

Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 0.01%[1]	317,124	317,124

JPMorgan U.S. Government Money Market Fund, IM Shares, 0.03%[1]	326,734	326,734

Total Short-Term Investments
(Cost $960,982)		960,982

Total Investments - 100.2%
(Cost $33,645,429)		77,217,184

Other Assets, less Liabilities - (0.2)%		(132,653)

Net Assets - 100.0%		$77,084,531

The accompanying notes are an integral part of these financial statements.

8

AMG Veritas Global Focus Fund Schedule of Portfolio Investments (continued)

*	Non-income producing security.
[1]	Yield shown represents the April 30, 2021, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

  REIT    Real Estate Investment Trust

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of April 30, 2021:

	Level 1	Level 2	Level 3	Total
Investments in Securities

Common Stocks†	$76,256,202	—	—	$76,256,202

Short-Term Investments

Other Investment Companies	960,982	—	—	960,982

Total Investments in Securities	$77,217,184	—	—	$77,217,184

†	All common stocks held in the Fund are Level 1 securities. For a detailed breakout of common stocks by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

For the six months ended April 30, 2021, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

9

AMG FQ Global Risk-Balanced Fund Schedule of Portfolio Investments (unaudited) April 30, 2021

	Shares	Value

Exchange Traded Funds - 53.3%

iShares Global Infrastructure ETF[1]	13,533	$631,179

iShares iBoxx High Yield Corporate Bond ETF[1,2]	87,005	7,607,717

iShares TIPS Bond ETF	55,701	7,073,470

Materials Select Sector SPDR Fund[1]	7,033	584,020

SPDR FTSE International Government Inflation-Protected Bond ETF	29,089	1,631,311

VanEck Vectors Gold Miners ETF	16,401	563,538

VanEck Vectors Natural Resource ETF	12,814	589,269

Vanguard Global ex-U.S. Real Estate ETF	3,412	194,962

Vanguard Real Estate ETF[1]	18,917	1,874,297

Total Exchange Traded Funds (Cost $19,530,787)		20,749,763

	Notes
Exchange Traded Notes - 10.4%
Barclays PLC, iPath Bloomberg Commodity Index Total Return ETN, 06/12/36*	61,617	1,600,193

Deutsche Bank AG, DB Gold Double Long ETN, 02/15/38*	20,415	770,836

Swedish Export Credit Corp., ELEMENTS Linked to the Rogers International Commodity Index Total Return, 10/24/22*,1	279,886	1,673,718

Total Exchange Traded Notes (Cost $3,215,500)		4,044,747

Purchased Options - 0.4%

(See Open Exchange Traded Purchased Options schedule) (Cost $450,060)		153,977

	Principal Amount
Short-Term Investments - 48.1%

Joint Repurchase Agreements - 10.6%[3]

Bank of America Securities, Inc., dated 04/30/21, due 05/03/21, 0.010% total to be received $1,000,001 (collateralized by various U.S. Government Agency Obligations, 1.000% - 5.500%, 11/01/28 - 05/01/51, totaling $1,020,000)	$1,000,000	1,000,000

Citigroup Global Markets, Inc., dated 04/30/21, due 05/03/21, 0.010% total to be received $1,000,001 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 6.000%, 05/15/21 - 04/20/51, totaling $1,020,000)	1,000,000	1,000,000

	Principal Amount	Value

Daiwa Capital Markets America, dated 04/30/21, due 05/03/21, 0.010% total to be received $1,000,001 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 8.000%, 06/30/21 - 05/01/51, totaling $1,020,000)	$1,000,000	$1,000,000

HSBC Securities USA, Inc., dated 04/30/21, due 05/03/21, 0.000% total to be received $131,945 (collateralized by various U.S. Treasuries, 0.000% - 2.250%, 01/15/22 - 02/15/48, totaling $134,584)	131,945	131,945

RBC Dominion Securities, Inc., dated 04/30/21, due 05/03/21, 0.010% total to be received $1,000,001 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 6.500%, 06/01/21 - 12/15/60, totaling $1,020,000)	1,000,000	1,000,000

Total Joint Repurchase Agreements		4,131,945

U.S. Government Obligations - 20.6%

U.S. Treasury Bills, 0.010%, 05/20/21[2,4,5]	2,500,000	2,499,987

U.S. Treasury Bills, 0.010%, 08/12/21[5]	2,500,000	2,499,947

U.S. Treasury Bills, 0.011%, 07/15/21[2,4,5]	3,000,000	2,999,954

Total U.S. Government Obligations		7,999,888

	Shares
Other Investment Companies - 16.9%

Dreyfus Government Cash Management Fund, Institutional Shares, 0.03%[6]	2,172,003	2,172,003

Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 0.01%[6]	2,172,003	2,172,003

JPMorgan U.S. Government Money Market Fund, IM Shares, 0.03%[6]	2,237,822	2,237,822

Total Other Investment Companies		6,581,828

Total Short-Term Investments (Cost $18,713,623)		18,713,661

Total Investments - 112.2% (Cost $41,909,970)		43,662,148

Derivatives - (0.8)%[7]		(327,216)

Other Assets, less Liabilities - (11.4)%		(4,421,136)

Net Assets - 100.0%		$38,913,796

The accompanying notes are an integral part of these financial statements.

10

AMG FQ Global Risk-Balanced Fund Schedule of Portfolio Investments (continued)

*	Non-income producing security.

[1]

Some of these securities, amounting to $5,891,221 or 15.1% of net assets, were out on loan to various borrowers and are collateralized by cash and various U.S. Treasury Obligations. See Note 4 of Notes to Financial Statements.

[2]	Some or all of these securities were held as collateral for written options as of April 30, 2021, amounting to $7,122,852 or 18.3% of net assets.

[3]	Cash collateral received for securities lending activity was invested in these joint repurchase agreements.

[4]	Some or all of this security is held as collateral for futures contracts. The market value of collateral at April 30, 2021, amounted to $2,599,968, or 6.7% of net assets.

[5]	Represents yield to maturity at April 30, 2021.
[6]	Yield shown represents the April 30, 2021, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

[7]	Includes Exchange Traded Written Options and Futures Contracts. Please refer to the Open Exchange Traded Written Options and Open Futures Contracts tables for the details.

ETF     Exchange Traded Fund

ETN     Exchange Traded Notes

SPDR  Standard & Poor’s Depositary Receipt

TIPS    Treasury Inflation-Protected Securities

Open Exchange Traded Purchased Options
Description	Strike Price	Expiration Date	Number of Contracts	Notional Amount	Cost	Value

EURO STOXX 50 (Put)	3,400	05/21/21	41	$1,394,000	$34,113	$2,514

EURO STOXX 50 (Put)	3,500	06/18/21	34	1,190,000	24,499	7,889

EURO STOXX 50 (Put)	3,675	07/16/21	39	1,433,250	21,262	25,554

S&P 500 Index (Put)	3,600	06/18/21	15	5,400,000	108,159	19,020

S&P 500 Index (Put)	3,610	05/21/21	20	7,220,000	163,468	5,840

S&P 500 Index (Put)	3,880	07/16/21	17	6,596,000	98,559	93,160

				Total	$450,060	$153,977

Open Exchange Traded Written Options
Description	Strike Price	Expiration Date	Number of Contracts	Notional Amount	Premium	Value

EURO STOXX 50 (Call)	3,925	05/21/21	41	$1,609,250	$13,818	$(36,279)

EURO STOXX 50 (Call)	4,050	06/18/21	34	1,377,000	9,431	(15,411)

EURO STOXX 50 (Call)	4,225	07/16/21	39	1,647,750	7,424	(6,424)

EURO STOXX 50 (Put)	3,175	05/21/21	41	1,301,750	19,585	(1,479)

EURO STOXX 50 (Put)	3,300	06/18/21	34	1,122,000	14,493	(4,578)

EURO STOXX 50 (Put)	3,525	07/16/21	39	1,374,750	13,731	(16,973)

S&P 500 Index (Call)	4,190	06/18/21	15	6,285,000	41,496	(126,900)

S&P 500 Index (Call)	4,230	05/21/21	20	8,460,000	63,737	(60,080)

S&P 500 Index (Call)	4,460	07/16/21	17	7,582,000	35,367	(27,710)

S&P 500 Index (Put)	3,360	05/21/21	20	6,720,000	98,000	(3,000)

S&P 500 Index (Put)	3,385	06/18/21	15	5,077,500	66,966	(11,250)

S&P 500 Index (Put)	3,690	07/16/21	17	6,273,000	63,621	(58,820)

				Total	$447,669	$(368,904)

Open Futures Contracts
Description	Currency	Number of Contracts	Position	Expiration Date	Current Notional Amount	Value and Unrealized Gain/(Loss)
ASX SPI 200 Index	AUD	13	Long	06/17/21	$1,753,047	$58,746
Australia 10-Year Bond	AUD	48	Long	06/15/21	5,154,205	24,554
Canadian 10-Year Bond	CAD	44	Long	06/21/21	4,988,683	(103,199)
EURO STOXX 50	EUR	93	Long	06/18/21	4,405,285	182,649
FTSE 100 Index	GBP	12	Long	06/18/21	1,149,724	35,289

The accompanying notes are an integral part of these financial statements.

11

AMG FQ Global Risk-Balanced Fund Schedule of Portfolio Investments (continued)

Description	Currency	Number of Contracts	Position	Expiration Date	Current Notional Amount	Value and Unrealized Gain/(Loss)

MINI HSI Index	HKD	21	Long	05/28/21	$771,304	$(2,023)

MINI TPX Index	JPY	67	Long	06/10/21	1,165,711	33,776

MSCI Emerging Markets Index	USD	50	Long	06/18/21	3,341,500	(41,361)

Russell 2000® Mini Index	USD	37	Long	06/18/21	4,183,775	(38,930)

S&P 500 E-Mini Index	USD	67	Long	06/18/21	1,398,424	122,278

S&P/TSX 60 Index	CAD	8	Long	06/17/21	1,477,964	28,696

U.K. 10-Year Gilt	GBP	38	Long	06/28/21	6,700,109	(64,592)

US LONG BOND(CBT)	USD	58	Long	06/21/21	9,120,500	(194,195)

					Total	$41,688

CURRENCY ABBREVIATIONS:
AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro Dollar
GBP	British Pound
HKD	Hong Kong Dollar
JPY	Japanese Yen
USD	US Dollar

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of April 30, 2021:

	Level 1	Level 2	Level 3	Total
Investments in Securities

Exchange Traded Funds†	$20,749,763	—	—	$20,749,763

Exchange Traded Notes†	4,044,747	—	—	4,044,747

Purchased Options

Equity Contracts	153,977	—	—	153,977

Short-Term Investments

Joint Repurchase Agreements	—	$4,131,945	—	4,131,945

U.S. Government Obligations	—	7,999,888	—	7,999,888

Other Investment Companies	6,581,828	—	—	6,581,828

Total Investments in Securities	$31,530,315	$12,131,833	—	$43,662,148

Financial Derivative Instruments - Assets

Equity Futures Contracts	$461,434	—	—	$461,434

Interest Rate Futures Contracts	24,554	—	—	24,554

Financial Derivative Instruments - Liabilities

Equity Futures Contracts	(82,314)	—	—	(82,314)

Equity Written Options	(368,904)	—	—	(368,904)

Interest Rate Futures Contracts	(361,986)	—	—	(361,986)

Total Financial Derivative Instruments	$(327,216)	—	—	$(327,216)

†	All exchange traded funds and exchange traded notes held in the Fund are level 1 securities. For a detailed listing of these securities, please refer to the Fund’s Schedule of Portfolio Investments.

The accompanying notes are an integral part of these financial statements.

12

AMG FQ Global Risk-Balanced Fund Schedule of Portfolio Investments (continued)

For the six months ended April 30, 2021, there were no transfers in or out of Level 3.

The following schedule shows the value of derivative instruments at April 30, 2021:

	Asset Derivatives		Liability Derivatives

Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Options purchased[1]	$153,977	Options written	$368,904

Equity contracts	Receivable for variation margin[2]	994	Payable for variation margin[2]	189,194

Interest rate contracts	Receivable for variation margin[2]	9,662	Payable for variation margin[2]	12,392

	Totals	$164,633		$570,490

For the six months ended April 30, 2021, the effect of derivative instruments on the Statement of Operations for the Fund and the amount of realized gain/loss and unrealized appreciation/depreciation on derivatives recognized in income was as follows:

	Realized Gain/(Loss)		Change in Unrealized Appreciation/Depreciation

Derivatives not accounted for as hedging instruments	Statement of Operations Location	Realized Gain/(Loss)	Statement of Operations Location	Change in Unrealized Appreciation/ Depreciation
Equity contracts	Net realized loss on options purchased[1]	$(1,036,893)	Net change in unrealized appreciation/ depreciation on options purchased[1]	$(462,358)

Equity contracts	Net realized loss on options written	(106,344)	Net change in unrealized appreciation/ depreciation on options written	(4,760)

Interest rate contracts	Net realized loss on futures contracts	(1,545,832)	Net change in unrealized appreciation/ depreciation on futures contracts	(184,308)

Equity contracts	Net realized gain on futures contracts	4,549,762	Net change in unrealized appreciation/ depreciation on futures contracts	984,840

	Totals	$1,860,693		$333,414

1 Options purchased are included in investments at value on the Statement of Assets and Liabilities. Net realized gain/(loss) on options purchased and net change in unrealized appreciation/depreciation on options purchased are included in the net realized gain/(loss) on investments and net change in unrealized appreciation/depreciation of investments, respectively, on the Statement of Operations.

2 Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation of $41,688.

The accompanying notes are an integral part of these financial statements.

13

Statement of Assets and Liabilities (unaudited) April 30, 2021

	AMG Veritas Global Focus Fund	AMG FQ Global Risk-Balanced Fund

Assets:

Investments at value[1] (including securities on loan valued at $0, and $5,891,221, respectively)	$77,217,184	$43,662,148

Dividend and interest receivables	29,944	316

Securities lending income receivable	46	3,787

Receivable for Fund shares sold	967	1,041

Receivable from affiliate	5,869	3,265

Receivable for variation margin	—	10,656

Prepaid expenses and other assets	15,035	7,520

Total assets	77,269,045	43,688,733

Liabilities:

Payable upon return of securities loaned	—	4,131,945

Payable for Fund shares repurchased	91,283	9,439

Written options[2]	—	368,904

Payable for variation margin	—	201,586

Accrued expenses:

Investment advisory and management fees	43,672	19,197

Administrative fees	9,358	4,799

Distribution fees	1,657	249

Shareholder service fees	—	354

Other	38,544	38,464

Total liabilities	184,514	4,774,937

Net Assets	$77,084,531	$38,913,796

[1] Investments at cost	$33,645,429	$41,909,970

[2] Premiums received	—	$447,669

The accompanying notes are an integral part of these financial statements.

14

Statement of Assets and Liabilities (continued)

	AMG Veritas Global Focus Fund	AMG FQ Global Risk-Balanced Fund

Net Assets Represent:

Paid-in capital	$27,907,237	$41,729,043

Total distributable earnings (loss)	49,177,294	(2,815,247)

Net Assets	$77,084,531	$38,913,796

Class N:

Net Assets	$8,211,111	$1,218,271

Shares outstanding	188,333	80,275

Net asset value, offering and redemption price per share	$43.60	$15.18

Class I:

Net Assets	$68,873,420	$1,701,890

Shares outstanding	1,582,309	111,700

Net asset value, offering and redemption price per share	$43.53	$15.24

Class Z:

Net Assets	—	$35,993,635

Shares outstanding	—	2,363,472

Net asset value, offering and redemption price per share	—	$15.23

The accompanying notes are an integral part of these financial statements.

15

Statement of Operations (unaudited) For the six months ended April 30, 2021

	AMG Veritas Global Focus Fund	AMG FQ Global Risk-Balanced Fund

Investment Income:

Dividend income	$353,420	$303,302

Interest income	—	1,819

Securities lending income	1,963	19,154

Foreign withholding tax	(619)	—

Total investment income	354,764	324,275

Expenses:

Investment advisory and management fees	248,458	120,715

Administrative fees	53,241	30,179

Distribution fees - Class N	9,542	1,493

Shareholder servicing fees - Class N	—	896

Shareholder servicing fees - Class I	—	1,280

Professional fees	14,367	17,285

Registration fees	13,998	12,907

Custodian fees	9,035	8,929

Reports to shareholders	7,725	6,065

Transfer agent fees	5,303	5,005

Trustee fees and expenses	2,942	1,752

Miscellaneous	1,777	1,843

Total expenses before offsets	366,388	208,349

Expense reimbursements	(40,944)	(25,619)

Expense reductions	(1,388)	(839)

Net expenses	324,056	181,891

Net investment income	30,708	142,384

Net Realized and Unrealized Gain:

Net realized gain (loss) on investments	5,652,856	(905,049)

Net realized gain on futures contracts	—	3,003,930

Net realized loss on written options	—	(106,344)

Net realized loss on foreign currency transactions	—	(4,869)

Net change in unrealized appreciation/depreciation on investments	12,757,208	1,787,170

Net change in unrealized appreciation/depreciation on futures contracts	—	800,532

Net change in unrealized appreciation/depreciation on written options	—	(4,760)

Net change in unrealized appreciation/depreciation on foreign currency translations	—	(9)

Net realized and unrealized gain	18,410,064	4,570,601

Net increase in net assets resulting from operations	$18,440,772	$4,712,985

The accompanying notes are an integral part of these financial statements.

16

Statements of Changes in Net Assets For the six months ended April 30, 2021 (unaudited) and the fiscal year ended October 31, 2020

	AMG Veritas Global Focus Fund		AMG FQ Global Risk-Balanced Fund

	April 30, 2021	October 31, 2020	April 30, 2021	October 31, 2020

Increase (Decrease) in Net Assets Resulting From Operations:

Net investment income	$30,708	$292,463	$142,384	$245,432

Net realized gain (loss) on investments	5,652,856	882,650	1,987,668	(6,013,420)

Net change in unrealized appreciation/depreciation on investments	12,757,208	(1,682,389)	2,582,933	(1,730,052)

Net increase (decrease) in net assets resulting from operations	18,440,772	(507,276)	4,712,985	(7,498,040)

Distributions to Shareholders:

Class N	(109,685)	(30,370)	(3,955)	(81,284)

Class I	(1,047,629)	(392,779)	(10,887)	(81,571)

Class Z	—	—	(298,407)	(1,851,649)

Total distributions to shareholders	(1,157,314)	(423,149)	(313,249)	(2,014,504)

Capital Share Transactions:[1]

Net decrease from capital share transactions	(2,866,400)	(6,357,745)	(4,316,167)	(5,341,377)

Total increase (decrease) in net assets	14,417,058	(7,288,170)	83,569	(14,853,921)

Net Assets:

Beginning of period	62,667,473	69,955,643	38,830,227	53,684,148

End of period	$77,084,531	$62,667,473	$38,913,796	$38,830,227

[1]	See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

17

AMG Veritas Global Focus Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the six
	months ended	For the fiscal years ended October 31,
Class N	April 30, 2021 (unaudited)	2020	2019	2018	2017	2016[1]

Net Asset Value, Beginning of Period	$34.02	$34.33	$31.68	$29.69	$24.11	$24.42

Income (loss) from Investment Operations:

Net investment income (loss)[2,3]	(0.03)	0.07	0.09 [4]	0.03	0.03 [5]	0.22 [6]

Net realized and unrealized gain (loss) on investments	10.16	(0.25)	3.02	2.00	5.79	(0.43)

Total income (loss) from investment operations	10.13	(0.18)	3.11	2.03	5.82	(0.21)

Less Distributions to Shareholders from:

Net investment income	(0.05)	(0.08)	(0.05)	—	(0.24)	(0.10)

Net realized gain on investments	(0.50)	(0.05)	(0.41)	(0.04)	—	—

Total distributions to shareholders	(0.55)	(0.13)	(0.46)	(0.04)	(0.24)	(0.10)

Net Asset Value, End of Period	$43.60	$34.02	$34.33	$31.68	$29.69	$24.11

Total Return[3,7]	30.02%[8]	(0.54)%	10.15%	6.84%	24.27%	(0.86)%

Ratio of net expenses to average net assets	1.14%[9,10]	1.13%[10]	1.13%[10]	1.14%[10]	1.14%	1.14%

Ratio of gross expenses to average net assets[11]	1.26%[9]	1.29%	1.28%	1.26%	1.27%	1.26%

Ratio of net investment income (loss) to average net assets[3]	(0.14)%[9]	0.22%	0.28%	0.09%	0.13%	0.93%

Portfolio turnover	14%[8]	45%	34%	31%	75%	102%

Net assets end of period (000’s) omitted	$8,211	$6,922	$8,188	$9,622	$12,131	$22,885

18

AMG Veritas Global Focus Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the six
	months ended	For the fiscal years ended October 31,
Class I	April 30, 2021 (unaudited)	2020	2019	2018	2017	2016[1]

Net Asset Value, Beginning of Period	$34.00	$34.31	$31.69	$29.72	$24.14	$24.42

Income (loss) from Investment Operations:

Net investment income[2,3]	0.02	0.16	0.17 [4]	0.11	0.10 [5]	0.28 [6]

Net realized and unrealized gain (loss) on investments	10.16	(0.25)	3.00	2.00	5.79	(0.43)

Total income (loss) from investment operations	10.18	(0.09)	3.17	2.11	5.89	(0.15)

Less Distributions to Shareholders from:

Net investment income	(0.15)	(0.17)	(0.14)	(0.10)	(0.31)	(0.13)

Net realized gain on investments	(0.50)	(0.05)	(0.41)	(0.04)	—	—

Total distributions to shareholders	(0.65)	(0.22)	(0.55)	(0.14)	(0.31)	(0.13)

Net Asset Value, End of Period	$43.53	$34.00	$34.31	$31.69	$29.72	$24.14

Total Return[3,7]	30.17%[8]	(0.27)%	10.40%	7.13%	24.57%	(0.59)%

Ratio of net expenses to average net assets	0.89%[9,10]	0.88%[10]	0.88%[10]	0.89%[10]	0.89%	0.89%

Ratio of gross expenses to average net assets[11]	1.01%[9]	1.04%	1.03%	1.01%	1.02%	1.01%

Ratio of net investment income to average net assets[3]	0.11%[9]	0.47%	0.53%	0.34%	0.38%	1.19%

Portfolio turnover	14%[8]	45%	34%	31%	75%	102%

Net assets end of period (000’s) omitted	$68,873	$55,746	$61,767	$63,440	$60,421	$53,494

[1]	Effective October 1, 2016, the Investor Class and Institutional Class were renamed Class N and Class I, respectively.

[2]	Per share numbers have been calculated using average shares.

[3]	Total returns and net investment income (loss) would have been lower had certain expenses not been offset.

[4]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.06 and $0.14 for Class N and Class I, respectively.

[5]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.01 and $0.08 for Class N and Class I, respectively.

[6]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.11 and $0.17 for Class N and Class I, respectively.

[7]	The total return is calculated using the published Net Asset Value as of period end.

[8]	Not annualized.

[9]	Annualized.

[10]

Includes reduction from broker recapture amounting to less than 0.01% for the six months ended April 30, 2021 and 0.01%, 0.01% and less than 0.01% for the fiscal years ended 2020, 2019 and 2018, respectively.

[11]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

19

AMG FQ Global Risk-Balanced Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the six
	months ended	For the fiscal years ended October 31,
Class N	April 30, 2021 (unaudited)	2020	2019	2018	2017	2016[1]

Net Asset Value, Beginning of Period	$13.57	$16.54	$14.56	$15.77	$13.89	$12.93

Income (loss) from Investment Operations:

Net investment income (loss)[2,3]	0.02	0.02	0.21	0.26	0.11	(0.02)

Net realized and unrealized gain (loss) on investments	1.64	(2.41)	2.06	(1.43)	1.91	1.16

Total income (loss) from investment operations	1.66	(2.39)	2.27	(1.17)	2.02	1.14

Less Distributions to Shareholders from:

Net investment income	(0.05)	(0.58)	(0.29)	(0.04)	(0.14)	(0.18)

Net Asset Value, End of Period	$15.18	$13.57	$16.54	$14.56	$15.77	$13.89

Total Return[3,4]	12.23%[5]	(15.01)%	15.98%	(7.43)%	14.69%	8.97%

Ratio of net expenses to average net assets	1.29%[6,7]	1.28%[7]	1.29%	1.29%	1.33%	1.39%

Ratio of gross expenses to average net assets[8]	1.42%[6]	1.45%	1.41%	1.37%	1.39%	1.55%

Ratio of net investment income (loss) to average net assets[3]	0.32%[6]	0.17%	1.38%	1.67%	0.76%	(0.15)%

Portfolio turnover	2%[5]	193%	15%	27%	26%	71%

Net assets end of period (000’s) omitted	$1,218	$1,110	$2,340	$1,870	$2,200	$3,725

20

AMG FQ Global Risk-Balanced Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the six
	months ended	For the fiscal years ended October 31,
Class I	April 30, 2021 (unaudited)	2020	2019	2018	2017	2016[1]

Net Asset Value, Beginning of Period	$13.65	$16.62	$14.64	$15.83	$13.97	$13.02

Income (loss) from Investment Operations:

Net investment income (loss)[2,3]	0.04	0.06	0.25	0.30	0.16	(0.01)

Net realized and unrealized gain (loss) on investments	1.64	(2.42)	2.06	(1.44)	1.92	1.21

Total income (loss) from investment operations	1.68	(2.36)	2.31	(1.14)	2.08	1.20

Less Distributions to Shareholders from:

Net investment income	(0.09)	(0.61)	(0.33)	(0.05)	(0.22)	(0.25)

Net Asset Value, End of Period	$15.24	$13.65	$16.62	$14.64	$15.83	$13.97

Total Return[3,4]	12.35%[5]	(14.75)%	16.23%	(7.20)%	15.14%	9.43%

Ratio of net expenses to average net assets	1.04%[6,7]	1.03%[7]	1.04%	1.04%	0.99%	0.99%

Ratio of gross expenses to average net assets[8]	1.17%[6]	1.20%	1.16%	1.12%	1.05%	1.15%

Ratio of net investment income to average net assets[3]	0.57%[6]	0.42%	1.63%	1.92%	1.09%	0.25%

Portfolio turnover	2%[5]	193%	15%	27%	26%	71%

Net assets end of period (000’s) omitted	$1,702	$1,528	$2,182	$1,484	$1,420	$7,215

21

AMG FQ Global Risk-Balanced Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the six
	months ended	For the fiscal years ended October 31,
Class Z	April 30, 2021 (unaudited)	2020	2019	2018	2017	2016[1]

Net Asset Value, Beginning of Period	$13.66	$16.62	$14.64	$15.87	$14.00	$13.05

Income (loss) from Investment Operations:

Net investment income[2,3]	0.05	0.08	0.28	0.32	0.18	0.05

Net realized and unrealized gain (loss) on investments	1.64	(2.40)	2.05	(1.44)	1.92	1.16

Total income (loss) from investment operations	1.69	(2.32)	2.33	(1.12)	2.10	1.21

Less Distributions to Shareholders from:

Net investment income	(0.12)	(0.64)	(0.35)	(0.11)	(0.23)	(0.26)

Net Asset Value, End of Period	$15.23	$13.66	$16.62	$14.64	$15.87	$14.00

Total Return[3,4]	12.36%[5]	(14.57)%	16.43%	(7.13)%	15.23%	9.55%

Ratio of net expenses to average net assets	0.89%[6,7]	0.88%[7]	0.89%	0.89%	0.89%	0.89%

Ratio of gross expenses to average net assets[8]	1.02%[6]	1.05%	1.01%	0.97%	0.95%	1.05%

Ratio of net investment income to average net assets[3]	0.72%[6]	0.57%	1.78%	2.07%	1.19%	0.36%

Portfolio turnover	2%[5]	193%	15%	27%	26%	71%

Net assets end of period (000’s) omitted	$35,994	$36,192	$49,163	$50,058	$59,712	$58,670

[1]	Effective October 1, 2016, the Investor Class, Service Class and Institutional Class were renamed Class N, Class I and Class Z, respectively.

[2]	Per share numbers have been calculated using average shares.

[3]	Total returns and net investment income (loss) would have been lower had certain expenses not been offset.

[4]	The total return is calculated using the published Net Asset Value as of period end.

[5]	Not annualized.

[6]	Annualized.

[7]	Includes reduction from broker recapture amounting to less than 0.01% for the six months ended April 30, 2021 and 0.01% for the fiscal year ended 2020.

[8]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

22

Notes to Financial Statements (unaudited) April 30, 2021

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AMG Funds I (the “Trust”) is an open-end management investment company, organized as a Massachusetts business trust, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust consists of a number of different funds, each having distinct investment management objectives, strategies, risks, and policies. Included in this report are AMG Veritas Global Focus Fund (“Global Focus”) (formerly AMG FQ Tax-Managed U.S. Equity Fund) and AMG FQ Global Risk-Balanced Fund (“Global Risk-Balanced”), each a “Fund” and collectively, the “Funds”.

Each Fund offers different classes of shares. Both Funds offer Class N and Class I shares, and Global Risk Balanced offers Class Z shares. Each class represents an interest in the same assets of the respective Fund. Although all share classes generally have identical voting rights, each share class votes separately when required by law. Different share classes may have different net asset values per share to the extent the share classes pay different distribution amounts and/or the expenses of such share classes differ. Each share class has its own expense structure. Please refer to a current prospectus for additional information on each share class.

On March 17-18, 2021, the Board of Trustees of the Trust (the “Board”) approved Veritas Asset Management LLP (“Veritas”) as the subadviser to Global Focus on an interim basis to replace First Quadrant, L.P., effective May 21, 2021. The Board also approved the longer-term appointment of Veritas, a new subadvisory agreement between the Investment Manager and Veritas and the submission of the new subadvisory agreements to shareholders for approval. In connection with the hiring of Veritas, effective May 21, 2021, Global Focus changed its name from AMG FQ Tax-Managed U.S. Equity Fund to AMG Veritas Global Focus Fund; made changes to its investment objective, principal investments strategies and principal risks; and replaced its primary benchmark index with the MSCI World Index. In addition, the Board approved the following fee changes for the Fund, to be implemented upon effectiveness of the new subadvisory agreement: a reduction in the management fee rate from 0.70% to 0.67% of the Fund’s average daily net assets; and the reduction of the expense cap from 0.89% to 0.88% of the Fund’s average daily net assets (exclusive of certain excluded expenses).

Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the Funds and thus Fund performance.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including accounting and reporting guidance pursuant to Accounting Standards Codification Topic 946 applicable to investment companies. U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a. VALUATION OF INVESTMENTS

Equity securities, including option contracts, traded on a national securities exchange or reported on the NASDAQ national market system (“NMS”) are valued at the last quoted sales price on the primary exchange or, if applicable, the NASDAQ official closing price or the official closing price of the relevant exchange or, lacking any sales, at the last quoted bid price or the mean between the last quoted bid and ask prices (the “mean price”). Equity securities traded in the over-the-counter market (other than NMS securities) are valued at the mean price. Foreign equity securities (securities principally traded in markets other than U.S. markets) are valued at the official closing price on the primary exchange or, for markets that either do not offer an official closing price or where the official closing price may not be representative of the overall market, the last quoted sale price.

Fixed income securities purchased with a remaining maturity exceeding 60 days are valued at the evaluated mean price provided by an authorized pricing service or, if an evaluated price is not available, by reference to other securities which are considered comparable in credit rating, interest rate, due date and other features (generally referred to as “matrix pricing”) or other similar pricing methodologies.

Fixed income securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, provided that the amortized cost value is approximately the same as the fair value of the security valued without the use of amortized cost. Investments in other open-end registered investment companies are valued at their end of day net asset value per share.

Futures contracts for which market quotations are readily available are valued at the settlement price as of the close of the futures exchange.

The Funds’ portfolio investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third party pricing services approved by the Board. Under certain circumstances, the value of certain Fund portfolio investments (including derivatives) may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board. The Valuation Committee, which is comprised of the Independent Trustees of the Board, and the Pricing Committee, which is comprised of representatives from AMG Funds LLC (the “Investment Manager”) are the committees appointed by the Board to make fair value determinations. Each Fund may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) in the event that the market quotation, price or market based valuation for the portfolio investment is not readily available or otherwise not determinable pursuant to the Board’s valuation procedures, if the Investment Manager or the Pricing Committee believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances. When determining the fair value of an investment, the Pricing Committee and, if required under the Trust’s securities valuation procedures, the Valuation Committee, seeks to determine the price that the Fund might reasonably expect to receive from current sale of that portfolio investment in an arms-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental and analytical data relating to the investment; and (iii) the value of other comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers.

The values assigned to fair value portfolio investments are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Board will be presented with a quarterly report

23

Notes to Financial Statements (continued)

showing as of the most recent quarter end, all outstanding securities fair valued by the Funds, including a comparison with the prior quarter end and the percentage of the Funds that the security represents at each quarter end.

With respect to foreign equity securities and certain foreign fixed income securities, the Board has adopted a policy that securities held in the Funds that can be fair valued by the applicable fair value pricing service are fair valued on each business day provided that each individual price exceeds a pre-established confidence level.

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign currency exchange contracts, swaps, foreign securities utilizing international fair value pricing, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments.

b. SECURITY TRANSACTIONS

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. INVESTMENT INCOME AND EXPENSES

Dividend income is recorded on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, and if after the fact, as soon as the Funds become aware of the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Dividend and interest income on foreign securities is recorded gross of any withholding tax. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Upon notification from issuers, distributions received from a real estate investment trust (“REIT”) may be redesignated as a reduction of cost of investments and/or realized gain. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the funds in the Trust and other trusts or funds within the AMG Funds Family of Funds (collectively the “AMG Funds Family”) based upon their relative average net assets or number of shareholders. Investment income, realized and unrealized capital gains and losses, the common expenses of each Fund, and certain fund level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of each Fund.

Global Focus and Global Risk-Balanced had certain portfolio trades directed to various brokers under a brokerage recapture program. Credits received from the brokerage recapture program are earned and paid on a monthly basis, and are recorded as expense offsets, which serve to reduce the Funds’ overall expense ratio. For the six months ended April 30, 2021, the impact on the expenses and expense ratios were as follows: Global Focus - $1,388 or less than 0.01%, and Global Risk-Balanced - $839 or less than 0.01%.

d. DIVIDENDS AND DISTRIBUTIONS

Fund distributions resulting from either net investment income or realized net capital gains, if any, will normally be declared and paid at least annually in December. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Temporary differences are due to wash sales, mark-to-market of foreign currency, futures and option contracts, return of capital from REITs and capital loss carryforwards.

At April 30, 2021, the aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The approximate cost of investments and the aggregate gross unrealized appreciation and depreciation for federal income tax purposes were as follows:

Fund	Cost	Appreciation	Depreciation	Net Appreciation

Global Focus	$33,645,429	$43,635,066	$(63,311)	$43,571,755

Global Risk-Balanced	41,909,970	2,763,231	(890,600)	1,872,631

e. FEDERAL TAXES

Each Fund currently qualifies as an investment company and intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with

24

Notes to Financial Statements (continued)

respect to investment companies. Therefore, no provision for federal income or excise tax is included in the accompanying financial statements.

Additionally, based on each Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, each Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (generally, the three prior taxable years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. Additionally, Management is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

f. CAPITAL LOSS CARRYOVERS AND DEFERRALS

As of October 31, 2020, the following Fund had capital loss carryovers for federal income tax purposes as shown in the following chart. These amounts may be used to offset future realized capital gains indefinitely, and retain their character as short-term and/or long-term.

	Capital Loss Carryover Amounts

Fund	Short-Term	Long-Term	Total
Global Risk-Balanced	$3,996,587	$2,553,128	$6,549,715

As of October 31, 2020, Global Focus had no capital loss carryovers for federal income tax purposes. Should the Fund incur net capital losses for the fiscal year ended October 31, 2021, such amounts may be used to offset future realized capital gains indefinitely, and retain their character as either short-term and/or long-term.

g. CAPITAL STOCK

The Trust’s Declaration of Trust authorizes for each Fund the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date.

For the six months ended April 30, 2021 (unaudited) and the fiscal year ended October 31, 2020, the capital stock transactions by class for the Funds were as follows:

	Global Focus				Global Risk-Balanced

	April 30, 2021		October 31, 2020		April 30, 2021		October 31, 2020

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Class N:

Proceeds from sale of shares	2,624	$104,963	9,440	$298,433	217	$3,208	9,833	$156,768

Reinvestment of distributions	2,715	103,547	798	28,718	267	3,955	5,052	81,284

Cost of shares repurchased	(20,477)	(797,030)	(45,297)	(1,481,907)	(1,972)	(29,608)	(74,612)	(1,131,549)

Net decrease	(15,138)	$(588,520)	(35,059)	$(1,154,756)	(1,488)	$(22,445)	(59,727)	$(893,497)

Class I:

Proceeds from sale of shares	16,653	$708,842	47,300	$1,530,200	16,708	$247,813	12,337	$196,102

Reinvestment of distributions	26,107	993,386	10,453	375,154	731	10,887	5,010	80,875

Cost of shares repurchased	(99,867)	(3,980,108)	(218,571)	(7,108,343)	(17,681)	(264,434)	(36,648)	(554,743)

Net decrease	(57,107)	$(2,277,880)	(160,818)	$(5,202,989)	(242)	$(5,734)	(19,301)	$(277,766)

Class Z:

Proceeds from sale of shares	—	—	—	—	28,198	$417,454	60,251	$825,289

Reinvestment of distributions	—	—	—	—	19,957	296,758	114,271	1,843,200

Cost of shares repurchased	—	—	—	—	(334,978)	(5,002,200)	(481,439)	(6,838,603)

Net decrease	—	—	—	—	(286,823)	$(4,287,988)	(306,917)	$(4,170,114)

h. REPURCHASE AGREEMENTS AND JOINT REPURCHASE AGREEMENTS

The Funds may enter into third-party repurchase agreements for temporary cash management purposes and third-party or bilateral joint repurchase agreements for reinvestment of cash collateral on securities lending transactions under the securities lending program offered by The Bank of New York Mellon (“BNYM”) (the “Program”) (collectively, “Repurchase Agreements”). The value of the underlying collateral, including accrued interest, must equal or exceed the value of the Repurchase Agreements during the term of the agreement. For joint repurchase agreements, the Funds participate on a pro rata basis with other clients of BNYM

25

Notes to Financial Statements (continued)

in its share of the underlying collateral under such joint repurchase agreements and in its share of proceeds from any repurchase or other disposition of the underlying collateral. The underlying collateral for all Repurchase Agreements is held in safekeeping by the Funds’ custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited. Pursuant to the Program, the Funds are indemnified for such losses by BNYM on joint repurchase agreements.

At April 30, 2021, the market value of Repurchase Agreements outstanding for Global Risk-Balanced was $4,131,945. Global Focus had no Repurchase Agreements outstanding.

i. FOREIGN CURRENCY TRANSLATION

The books and records of the Funds are maintained in U.S. dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon current foreign exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions. Net realized and unrealized gain (loss) on foreign currency transactions represent: (1) foreign exchange gains and losses from the sale and holdings of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions and foreign currency exchange contracts; and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.

The Funds do not isolate the net realized and unrealized gain or loss resulting from changes in exchange rates from the fluctuations in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

2. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

For each of the Funds, the Trust has entered into an investment advisory agreement under which the Investment Manager, a subsidiary and the U.S. retail distribution arm of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’ overall administration and operations. The Investment Manager selects one or more subadvisers for the Funds (subject to Board approval) and monitors each subadviser’s investment performance, security holdings and investment strategies. During the six months ended April 30, 2021, each Fund’s investment portfolio was managed by First Quadrant, L.P. (“First Quadrant”), who serves pursuant to a subadvisory agreement with the Investment Manager. AMG indirectly owns a majority interest in First Quadrant.

Investment management fees are paid directly by the Funds to the Investment Manager based on average daily net assets. For the six months ended April 30, 2021, the Funds’ investment management fees were paid at the following annual rate of each Fund’s respective average daily net assets:

Global Focus	0.70%

Global Risk-Balanced	0.60%

The Investment Manager has contractually agreed, through at least March 1, 2022, to waive management fees and/or pay or reimburse fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses and extraordinary expenses) of Global Focus and Global Risk-Balanced to 0.89% and 0.89%, respectively, of each Fund’s average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Funds in certain circumstances.

In general, for a period of up to 36 months after the date any amounts are paid, waived or reimbursed by the Investment Manager, the Investment Manager may recover such amounts from a Fund, provided that such repayment would not cause the Fund’s total annual operating expenses after fee waiver and expense reimbursements (exclusive of the items noted in the parenthetical above) to exceed either (i) the Expense Cap in effect at the time such amounts were paid, waived or reimbursed, or (ii) the Expense Cap in effect at the time of such repayment by the Fund.

The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of a Fund or a successor fund, by mutual agreement between the Investment Manager and the Board, or in the event of a Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of a Fund.

At April 30, 2021, the Funds’ expiration of reimbursements subject to recoupment is as follows:

Expiration Period	Global Focus	Global Risk-Balanced

Less than 1 year	$98,720	$61,124

1-2 years	95,059	62,249

2-3 years	89,539	63,357

Total	$283,318	$186,730

The Trust, on behalf of the Funds, has entered into an amended and restated Administration Agreement under which the Investment Manager serves as the Funds’ administrator (the “Administrator”) and is responsible for all non-portfolio management aspects of managing the Funds’ operations, including administration and shareholder services to each Fund. Each Fund pays a fee to the Administrator at the rate of 0.15% per annum of the Fund’s average daily net assets for this service.

The Funds are distributed by AMG Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of the Investment Manager. The Distributor serves as the distributor and underwriter for each Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Generally the Distributor bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature.

26

Notes to Financial Statements (continued)

The Trust has adopted a distribution and service plan (the “Plan”) with respect to the Class N shares of each Fund, in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of FINRA regarding asset-based sales charges. Pursuant to the Plan, each Fund may make payments to the Distributor for its expenditures in financing any activity primarily intended to result in the sale of each Fund’s Class N shares and for maintenance and personal service provided to existing shareholders of that class. The Plan authorized payments to the Distributor up to 0.25% annually of each Fund’s average daily net assets attributable to the Class N shares.

For Class N and Class I shares of Global Risk-Balanced, the Board has approved reimbursement payments to the Investment Manager for shareholder servicing expenses (“shareholder servicing fees”) incurred. Shareholder servicing fees include payments to financial intermediaries, such as broker-dealers (including fund supermarket platforms), banks, and trust companies who provide shareholder recordkeeping, account servicing and other services. The Class N and Class I shares may reimburse the Investment Manager for the actual amount incurred up to a maximum annual rate of each Class’s average daily net assets as shown in the table below.

The impact on the annualized expense ratios for the six months ended April 30, 2021, were as follows:

Fund	Maximum Annual Amount Approved	Actual Amount Incurred
Global Risk-Balanced

Class N	0.15%	0.15%

Class I	0.15%	0.15%

The Board provides supervision of the affairs of the Trust and other trusts within the AMG Funds Family. The Trustees of the Trust who are not affiliated with the Investment Manager receive an annual retainer and per meeting fees for regular, special and telephonic meetings, and they are reimbursed for out-of-pocket expenses incurred while carrying out their duties as Board members. The Chairman of the Board and the Audit Committee Chair receive additional annual retainers. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Securities and Exchange Commission (the “SEC”) granted an exemptive order that permits the Funds to lend and borrow money for certain temporary purposes directly to and from other eligible funds in the AMG Funds Family. Participation in this interfund lending program is voluntary for both the borrowing and lending funds, and an interfund loan is only made if it benefits each participating fund. The Administrator manages the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating funds. The interest earned and interest paid on interfund loans are included on the Statement of Operations as interest income and miscellaneous expense, respectively. At April 30, 2021, the Funds had no interfund loans outstanding.

The following Fund utilized the interfund loan program during the six months ended April 30, 2021 as follows:

Fund	Average Lent	Number of Days	Interest Earned	Average Interest Rate

Global Risk-Balanced	$1,410,047	11	$396	0.932%

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities and U.S. Government Obligations) for the six months ended April 30, 2021, were as follows:

	Long Term Securities

Fund	Purchases	Sales

Global Focus	$9,433,593	$13,365,536

Global Risk-Balanced	409,002	1,990,878

The Funds had no purchases or sales of U.S. Government Obligations during the six months ended April 30, 2021.

4. PORTFOLIO SECURITIES LOANED

The Funds participate in the Program providing for the lending of securities to qualified borrowers. Securities lending income includes earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the Program, and the Funds, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash, U.S. Treasury Obligations or U.S. Government Agency Obligations. Collateral is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Funds’ policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Funds are indemnified for such losses by BNYM. Cash collateral is held in separate omnibus accounts managed by BNYM, who is authorized to exclusively enter into joint repurchase agreements for that cash collateral. Securities collateral is held in separate omnibus accounts managed by BNYM that cannot be sold or pledged. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities as soon as practical, which is normally within three business days.

The value of securities loaned on positions held, cash collateral and securities collateral received at April 30, 2021, were as follows:

Fund	Securities Loaned	Cash Collateral Received	Securities Collateral Received	Total Collateral Received

Global Risk-Balanced	$5,891,221	$4,131,945	$1,886,110	$6,018,055

27

Notes to Financial Statements (continued)

The following table summarizes the securities received as collateral for securities lending at April 30, 2021:

	Collateral	Coupon	Maturity
Fund	Type	Range	Date Range

Global Risk-Balanced	U.S. Treasury Obligations	0.000%-6.250%	05/11/21-02/15/50

5. FOREIGN SECURITIES

Global Risk-Balanced invests in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in domestic securities. Non-domestic securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. Realized gains in certain countries may be subject to foreign taxes at the Fund level and the Fund would pay such foreign taxes at the appropriate rate for each jurisdiction.

6. COMMITMENTS AND CONTINGENCIES

Under the Trust’s organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against a Fund that have not yet occurred. However, based on experience, the Funds had no prior claims or losses and expect the risks of loss to be remote.

7. FORWARD COMMITMENTS

Certain transactions, such as futures and forward transactions may have a similar effect on a Fund’s net asset value as if a Fund had created a degree of leverage in its portfolio. However, if a Fund enters into such a transaction, a Fund will establish a segregated account with its custodian in which it will maintain cash, U.S. government securities or other liquid securities equal in value to its obligations in respect to such transaction. Securities and other assets held in the segregated account may not be sold while the transaction is outstanding, unless other suitable assets are substituted.

8. DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why Global Risk-Balanced use derivative instruments, the credit risk and how derivative instruments affect the Fund’s financial position, and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities, and the realized gains and losses and changes in unrealized appreciation and depreciation on the Statement of Operations, each categorized by type of derivative contract, are included in a table at the end of the Fund’s Schedule of Portfolio Investments. For the six months ended April 30, 2021, the average quarterly balances of derivative financial instruments outstanding were as follows:

Global Risk-Balanced
Financial Futures Contracts

Average number of contracts purchased	591

Average notional value of contracts purchased	$45,357,208
Options

Average value of option contracts purchased	$415,827

Average value of option contracts written	$505,140

9. FUTURES CONTRACTS

Global Risk-Balanced entered into futures contracts, including futures contracts on fixed-income securities, interest rate futures contracts, foreign currency futures contracts and futures contracts on security indices (including broad-based security indices). Global Risk-Balanced purchased and sold futures contracts to achieve desired levels of investment. There are certain risks associated with futures contracts. Prices may not move as expected or the Fund may not be able to close out the contract when it desires to do so, resulting in losses.

On entering into a futures contract, either cash or securities in an amount equal to a certain percentage of the contract value (initial margin) must be deposited with the futures broker. Subsequent payments (variation margin) are made or received each day. As of April 30, 2021, Global Risk-Balanced had securities deposited with the futures broker valued at $2,599,968 reported as Investments at value in the Statement of Assets and Liabilities.

Variation margin on future contracts is recorded as unrealized appreciation or depreciation until the futures contract is closed or expired. The Funds recognize a realized gain or loss when the contract is closed or expires equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as Receivable for variation margin or Payable for variation margin, and in the Statement of Operations as Net change in unrealized appreciation (depreciation) on futures contracts until the contracts are closed, when they are recorded as Net realized gain or loss on futures contracts.

10. OPTIONS

Global Risk-Balanced may purchase and write call options and put options on a variety of underlying securities and instruments, including, but not limited to, specific securities, securities indices, futures contracts and foreign currencies. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying security or instrument at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying security or instrument at the agreed-upon price during the option period. Options purchased are recorded as an asset, while options written (sold) are recorded as liabilities. When a Fund writes options it bears the risk of an unfavorable change in the market value of the instrument underlying the written option. When an option expires, the premium (original option value) is realized as a gain if the option was written or as a loss if the option was purchased. When the exercise of an option results in a cash settlement, the difference between the premium and the settlement proceeds is recognized as realized gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss.

28

Notes to Financial Statements (continued)

11. EXCHANGE TRADED NOTES

Global Risk-Balanced invests in Exchange Traded Notes (“ETNs”). ETNs are senior, unsecured, unsubordinated debt securities issued by a financial institution, listed on an exchange and traded in the secondary market. There are no periodic interest payments, and principal is not protected. The Fund could lose some or all of the amount invested. The price in the secondary market is determined by supply and demand, the current performance of the index, and the credit rating of the ETN issuer. At maturity, the issuer pays the Fund a return linked to the performance of the market index, such as a commodity index, to which the ETN is linked, minus the issuer’s fee. ETNs are subject to the risk of a breakdown in the futures markets that they use. As a means to obtain commodity exposure, the Fund invests in ETNs linked to commodity indices. The Fund may be exposed to a wide variety of commodity sectors, including, without limitation, agriculture, livestock, base/industrial metals, oil, energy and precious metals. Commodity prices, and the value of stocks of companies exposed to commodities, can be extremely volatile and are affected by a wide range of factors.

12. MARKET, CREDIT AND COUNTERPARTY RISKS

In the normal course of business, Global Risk-Balanced invests in securities and enters into transactions where risks exist due to market fluctuations and is exposed to credit risk with parties with whom it trades (issuers or counterparties). Market prices of investments held by the Fund may fall rapidly or unpredictably and will rise and fall due to changing economic, political, or market conditions or in response to events that affect particular industries or companies. The Fund may be exposed to credit or counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default or not perform under the contract. The Fund minimizes credit risk and counterparty risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations.

The Funds are subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Funds and the respective counterparty. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Funds’ net assets decline by a stated percentage or the Funds fail to meet the terms of the ISDA Master Agreement, which requires accelerated settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements.

13. MASTER NETTING AGREEMENTS

The Funds may enter into master netting agreements with their counterparties for the securities lending program and Repurchase Agreements, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting agreements in the Statement of Assets and Liabilities. For securities lending transactions, see Note 4.

The following table is a summary of the Funds’ open Repurchase Agreements that are subject to a master netting agreement as of April 30, 2021:

		Gross Amount Not Offset in the Statement of Assets and Liabilities

Fund	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Offset Amount	Net Asset Balance	Collateral Received	Net Amount

Global Risk-Balanced

Bank of America Securities, Inc.	$1,000,000	—	$1,000,000	$1,000,000	—

Citigroup Global Markets, Inc.	1,000,000	—	1,000,000	1,000,000	—

Daiwa Capital Markets America	1,000,000	—	1,000,000	1,000,000	—

HSBC Securities USA, Inc.	131,945	—	131,945	131,945	—

RBC Dominion Securities, Inc.	1,000,000	—	1,000,000	1,000,000	—

Total	$4,131,945	—	$4,131,945	$4,131,945	—

29

Notes to Financial Statements (continued)

14. SUBSEQUENT EVENTS

The Funds have determined that no material events or transactions occurred through the issuance date of the Funds’ financial statements which require an additional disclosure in or adjustment of the Funds’ financial statements, except that in conjunction with the change in investment strategy for Global Focus, the Fund sold substantially all open positions around the date of the subadviser change that increased the Fund’s portfolio turnover. The Fund also declared a special capital gain distribution on May 27, 2021. On June 25, 2021, all proposals related to Global Focus, as discussed in Note 1, were approved by the Fund’s shareholders.

30

Approval of Subadvisory Agreement

AMG FQ Tax-Managed U.S. Equity Fund: Approval of Subadvisory Agreements on March 17-18, 2021

At a meeting held via telephone and videoconference on March 17-18, 2021, the Board of Trustees (the “Board” or the “Trustees”), and separately a majority of the Trustees who are not “interested persons” of AMG Funds I (the “Trust”) (the “Independent Trustees”), unanimously voted to approve the termination of the subadvisory agreement between AMG Funds LLC (the “Investment Manager”) and First Quadrant, L.P. (“First Quadrant”) with respect to AMG FQ Tax-Managed U.S. Equity Fund (the “Fund”) (the “Existing Subadvisory Agreement”), and approve the interim subadvisory agreement between the Investment Manager and Veritas Asset Management LLP (“Veritas”) with respect to the Fund (the “Interim Subadvisory Agreement”), the new subadvisory agreement between the Investment Manager and Veritas with respect to the Fund (the “New Subadvisory Agreement” and together with the Interim Subadvisory Agreement, the “Agreements”), and the presentation of the New Subadvisory Agreement for shareholder approval at a special meeting to be held for such purpose, including a recommendation that shareholders vote to approve the New Subadvisory Agreement. The Independent Trustees were separately represented by independent legal counsel in their consideration of the Agreements.

In considering the Agreements, the Trustees considered the information relating to the Fund and Veritas provided to them in connection with the meeting on March 17-18, 2021. Prior to voting, the Independent Trustees: (a) reviewed the foregoing information; (b) received materials from their independent legal counsel discussing the legal standards applicable to their consideration of the Agreements; and (c) met with their independent legal counsel in a private session at which no representatives of management were present.

NATURE, EXTENT AND QUALITY OF SERVICES

In considering the nature, extent and quality of the services to be provided by Veritas, the Trustees reviewed information relating to circumstances, the Fund would invest at least 35% (or if conditions are not favorable, in the view of Veritas, 25%) of its net assets in investments economically tied to countries other than the U.S., and the Fund would hold investments economically tied to a minimum of three countries other than the U.S. The Trustees further noted that in connection with hiring Veritas, shareholders would be asked to approve a change in the Fund’s status from operating as a diversified fund to operating as a non-diversified fund. Among other things, the Trustees reviewed information on portfolio management and other professional staff, information regarding Veritas’ organizational and management structure, and Veritas’ compliance policies and procedures. The Trustees noted that Veritas was founded in 2003 and has 42 employees. The Trustees considered specific information provided regarding the experience of the individuals at Veritas that are expected to have portfolio management responsibility for the Fund. The Trustees noted that one proposed portfolio manager joined Veritas in 2003 and the other proposed portfolio manager joined Veritas in 2014. In the course of their deliberations, the Trustees evaluated, among other things: (a) the expected services to be rendered by Veritas to the Fund; (b) the qualifications and experience of Veritas’ personnel; and (c) Veritas’ compliance program. The Trustees additionally considered Veritas’ risk management processes. The Trustees reviewed Veritas’ compliance policies and procedures, code of ethics, and specific information related to how Veritas monitors, among other things, portfolio compliance and proxy voting and deemed all of them to be adequate. The Trustees also took into account the financial condition of Veritas with respect to its ability to provide the services required under the Agreements and noted that, as of December 31, 2020, Veritas managed approximately $33 billion in assets. The Trustees concluded that, given Veritas’ financial condition, it would be able to meet any reasonably foreseeable obligations under the Agreements.

the Fund. The Trustees reviewed the year over year performance of the Global Focus Equity Composite from 2011 through 2019 and noted that the composite outperformed its benchmark in six of the nine calendar years.

SUBADVISORY FEES, PROFITABILITY AND ECONOMIES OF SCALE

The Trustees noted that the Investment Manager, and not the Fund, is responsible for paying the fees charged by Veritas. In considering the anticipated profitability of Veritas with respect to the provision of subadvisory services to the Fund, the Trustees considered information regarding Veritas’ organization, management and financial stability. The Trustees noted that, because Veritas is an affiliate of the Investment Manager, a portion of Veritas’ revenues or anticipated profits might be shared directly or indirectly with the Investment Manager. The Trustees also noted that the subadvisory fee rate to be paid to Veritas under each Agreement was lower than the rate paid to First Quadrant under the Existing Subadvisory Agreement. The Trustees further noted that the Investment Manager proposed certain fee changes for the Fund, all of which would be implemented upon the effectiveness of the New Subadvisory Agreement and would result in the overall reduction of the Fund’s net expense ratios as compared with the Fund’s current fee structure. The Trustees also considered the percentage amount of the advisory fee retained by the Investment Manager after payment of the subadvisory fee with respect to the Fund, which would increase if the New Subadvisory Agreement was approved. The Trustees also noted payments made or to be made from Veritas to the Investment Manager, and other payments made or to be made from the Investment Manager to Veritas, including certain expense sharing arrangements related to, among other things, shareholder servicing and distribution. The Trustees concluded that these arrangements were reasonable. The Trustees noted that the

Veritas’ financial condition, operations and personnel and the investment philosophy, strategies and techniques (the “Investment Strategy”) that are intended to be used by Veritas in managing the Fund. The Trustees noted that the Fund’s investment objective would be to seek to provide long-term capital appreciation. The Trustees also noted that the Fund would intend to invest in equity securities of a relatively select group of global companies and, under normal

PERFORMANCE

Because Veritas was proposing to manage the Fund with its global equity investment strategy, the Trustees noted that they could not draw any conclusions regarding the performance of the Fund to date. The Trustees, however, considered the performance provided by Veritas with respect to Veritas’ Global Focus Equity Composite, which is managed in a substantially similar manner to the Fund. In this regard, the Trustees noted that the performance of the Global Focus Equity Composite had not been adjusted for the fees and expenses of management fees (which include both the advisory and administration fees) and total expenses (net of applicable expense waivers/reimbursements) of Class I shares (the class of shares which is the primary focus of the Fund’s distribution) of the Fund would both be lower than the average for an appropriate peer group of similar mutual funds for the Fund once the new fee changes went into effect.

The Board took into account management’s discussion of the proposed subadvisory fee structure, and the services Veritas is expected to provide in performing its functions under the Agreements. The Trustees also were provided with the estimated profitability of Veritas with respect to

31

Approval of Subadvisory Agreement (continued)

its proposed subadvisory services to the Fund. Based on the foregoing, the Trustees concluded that the profitability to Veritas is expected to be reasonable and that Veritas is not expected to realize material benefits from economies of scale that would warrant adjustments to the subadvisory fees at this time. Also with respect to economies of scale, the Trustees noted that as the Fund’s assets increase over time, the Fund may realize economies of scale with respect to certain fees and expenses, other than the Fund’s management fee, to the extent the increase in assets is proportionally greater than the increase in such fees and expenses.

In addition, the Trustees considered other potential benefits of the subadvisory relationship to Veritas, including, among others, the potential broadening of Veritas’ global equity investment capabilities, as well as the indirect benefits that Veritas may receive from Veritas’ relationship with the Fund, including any so-called “fallout benefits” to Veritas, such as reputational value derived from Veritas serving as subadviser to the Fund, which bears Veritas’ name. Taking into account all of the foregoing, the Trustees concluded that, in light of the nature, extent and quality of the services to be provided by Veritas, and the other considerations noted above with respect to Veritas, the Fund’s subadvisory fees are reasonable.

*  *  *  *

After consideration of the foregoing, the Trustees reached the following conclusions (in addition to the conclusions discussed above) regarding each Agreement: (a) Veritas has demonstrated that it possesses the capability and resources to perform the duties required of it under each Agreement; (b) Veritas’ Investment Strategy is appropriate for pursuing the Fund’s investment objective; (c) Veritas is reasonably likely to execute its investment strategy consistently over time; and (d) Veritas maintains appropriate compliance programs.

Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees concluded that approval of each Agreement would be in the best interests of the Fund and its shareholders. Accordingly, on March 17-18, 2021, the Trustees, and separately a majority of the Independent Trustees, unanimously voted to approve each Agreement.

32

Funds Liquidity Risk Management Program

The Securities and Exchange Commission (the “SEC”) adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that a fund will be unable to meet its redemption obligations and mitigating dilution of the interests of fund shareholders.

The AMG Funds Family of Funds (each a “Fund,” and collectively, the “Funds”) have adopted and implemented a Liquidity Risk Management Program (the “Program”) as required by the Liquidity Rule. The Program is reasonably designed to assess and manage each Fund’s liquidity risk, taking into consideration the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short and long-term cash flow projections, and its holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources, including access to the Funds’ credit facility. Under the Liquidity Rule, each liquidity classification category (highly liquid, moderately liquid, less liquid and illiquid) is defined with respect to the time it is reasonably expected to take to convert the investment to cash (or sell or dispose of the investment) in current market conditions without significantly changing the market value of the investment.

The Funds’ Board of Trustees (the “Board”) appointed AMG Funds, LLC (“AMGF”) as the Program administrator. AMGF formed a Liquidity Risk Management Committee (“LRMC”), which includes members of various departments across AMGF, including Legal, Compliance, Mutual Fund Services, Investment Research and Product Analysis & Operations and, as needed, other representatives of AMGF and/or representatives of the subadvisers to the Funds. The LRMC meets on a periodic basis, no less frequently than monthly. The LRMC is responsible for the Program’s administration and oversight and for reporting to the Board on at least an annual basis regarding the Program’s operation and effectiveness.

At a meeting of the Board held on March 17-18, 2021, the Board received a report from the LRMC regarding the design and operational effectiveness of the Program for the period January 1, 2020 through December 31, 2020 (the “Program Reporting Period”).

The Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing a Fund’s liquidity risk, as follows:

A. The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions:

During the Program Reporting Period, the LRMC reviewed whether each Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions is appropriate for an open-end fund structure. The LRMC also factored a Fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account.

B. Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions:

During the Program Reporting Period, the LRMC reviewed historical net redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size. The Funds maintain an in-kind redemption policy, which may be utilized to meet larger redemption requests, when appropriate. The LRMC may also take into consideration a Fund’s shareholder ownership concentration, a Fund’s distribution channels, and the degree of certainty associated with a Fund’s short-term and long-term cash flow projections.

C. Holdings of cash and cash equivalents, as well as borrowing arrangements:

The LRMC considered the terms of the credit facilities available to the Funds.

The report concluded that, based upon the review of the Program, using resources and methodologies that AMGF considers reasonable, AMGF believes that the Program and Funds’ Liquidity Risk Management Policies and Procedures are adequate, effective, and reasonably designed to effectively manage the Funds’ liquidity risk.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to each Fund’s prospectus or statement of additional information for more information regarding a Fund’s exposure to liquidity risk and other principal risks to which an investment in a Fund may be subject.

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INVESTMENT MANAGER AND ADMINISTRATOR

AMG Funds LLC

One Stamford Plaza

263 Tresser Blvd, Suite 949

Stamford, CT 06901

800.548.4539

DISTRIBUTOR

AMG Distributors, Inc.

One Stamford Plaza

263 Tresser Blvd, Suite 949

Stamford, CT 06901

800.548.4539

SUBADVISER

First Quadrant, L.P.

800 E. Colorado Boulevard, Suite 900

Pasadena, CA 91101

CUSTODIAN

The Bank of New York Mellon

111 Sanders Creek Parkway

East Syracuse, NY 13057

LEGAL COUNSEL

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc. Attn: AMG Funds

4400 Computer Drive

Westborough, MA 01581

800.548.4539

TRUSTEES

Bruce B. Bingham

Christine C. Carsman

Kurt A. Keilhacker

Steven J. Paggioli

Richard F. Powers III

Eric Rakowski

Victoria L. Sassine

Thomas R. Schneeweis

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.548.4539. Distributed by AMG Distributors, Inc., member FINRA/SIPC.

Current net asset values per share for each Fund are available on the Funds’ website at amgfunds.com.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.548.4539, or (ii) on the Securities and Exchange Commission’s (SEC) website at sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.548.4539 or visit the SEC website at sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ portfolio holdings on Form N-PORT are available on the SEC’s website at sec.gov and the Funds’ website at amgfunds.com. To review a complete list of the Funds’ portfolio holdings, or to view the most recent semiannual report or annual report, please visit amgfunds.com.

amgfunds.com |

BALANCED FUNDS

AMG GW&K Global Allocation

GW&K Investment Management, LLC

AMG FQ Global Risk-Balanced

First Quadrant, L.P.

EQUITY FUNDS

AMG Beutel Goodman International Equity

Beutel, Goodman & Company Ltd.

AMG Boston Common Global Impact

Boston Common Asset Management, LLC

AMG Managers CenterSquare Real Estate

CenterSquare Investment Management LLC

AMG Frontier Small Cap Growth

Frontier Capital Management Co., LLC

AMG GW&K Small Cap Core

AMG GW&K Small Cap Value

AMG GW&K Small Cap Value II

AMG GW&K Small/Mid Cap

AMG GW&K Small/Mid Cap Growth

AMG GW&K Emerging Markets Equity

AMG GW&K Emerging Wealth Equity

AMG GW&K International Small Cap

GW&K Investment Management, LLC

AMG Montrusco Bolton Large Cap Growth

Montrusco Bolton Investments, Inc.

AMG Renaissance Large Cap Growth

The Renaissance Group LLC

AMG River Road Dividend All Cap Value

AMG River Road Focused Absolute Value

AMG River Road Large Cap Value Select

AMG River Road Long-Short

AMG River Road Mid Cap Value

AMG River Road Small-Mid Cap Value

AMG River Road Small Cap Value

River Road Asset Management, LLC

AMG TimesSquare Emerging Markets Small Cap

AMG TimesSquare Global Small Cap

AMG TimesSquare International Small Cap

AMG TimesSquare Mid Cap Growth

AMG TimesSquare Small Cap Growth

TimesSquare Capital Management, LLC

AMG Veritas Asia Pacific

AMG Veritas China

AMG Veritas Global Focus

AMG Veritas Global Real Return

Veritas Asset Management LLP

AMG Yacktman

AMG Yacktman Focused

AMG Yacktman Focused Fund - Security Selection Only

AMG Yacktman Special Opportunities

Yacktman Asset Management LP

FIXED INCOME FUNDS

AMG Beutel Goodman Core Plus Bond

Beutel, Goodman & Company Ltd.

AMG GW&K Core Bond ESG

AMG GW&K Enhanced Core Bond ESG

AMG GW&K ESG Bond

AMG GW&K High Income

AMG GW&K Municipal Bond

AMG GW&K Municipal Enhanced Yield

GW&K Investment Management, LLC

amgfunds.com |	043021 SAR014

SEMI-ANNUAL REPORT

AMG Funds

April 30, 2021

AMG GW&K Core Bond ESG Fund
Class N: MBGVX	Class I: MBDFX	Class Z: MBDLX

AMG GW&K Emerging Markets Equity Fund

Class N: TLEVX	Class I: TLESX	Class Z: TLEIX

AMG GW&K Emerging Wealth Equity Fund

Class N: TYWVX	Class I: TYWSX	Class Z: TYWIX

AMG GW&K Small/Mid Cap Growth Fund
(formerly AMG GW&K Small Cap Fund II, which was formerly AMG Managers LMCG Small Cap Growth Fund)

Class N: ACWDX	Class I: ACWIX

AMG GW&K Small Cap Value Fund II
(formerly AMG Managers Silvercrest Small Cap Fund)

Class N: ASCTX	Class I: ACRTX	Class Z: ACZTX

amgfunds.com	043021	SAR069

AMG Funds Semi-Annual Report — April 30, 2021 (unaudited)

TABLE OF CONTENTS	PAGE

ABOUT YOUR FUND’S EXPENSES	2

FUND PERFORMANCE	3

FUND SNAPSHOTS AND SCHEDULES OF PORTFOLIO INVESTMENTS

AMG GW&K Core Bond ESG Fund	5

AMG GW&K Emerging Markets Equity Fund	9

AMG GW&K Emerging Wealth Equity Fund	13

AMG GW&K Small/Mid Cap Growth Fund	17

AMG GW&K Small Cap Value Fund II	20

FINANCIAL STATEMENTS
Statement of Assets and Liabilities	23

Balance sheets, net asset value (NAV) per share computations and cumulative distributable earnings (loss)

Statement of Operations	25

Detail of sources of income, expenses, and realized and unrealized gains (losses) during the fiscal period

Statements of Changes in Net Assets	26

Detail of changes in assets for the past two fiscal periods

Financial Highlights	28

Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

Notes to Financial Statements	42

Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

APPROVAL OF SUBADVISORY AGREEMENTS	51

FUNDS LIQUIDITY RISK MANAGEMENT PROGRAM	55

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the AMG Funds Family of Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

About Your Fund’s Expenses (unaudited)

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended April 30, 2021	Expense Ratio for the Period	Beginning Account Value 11/01/20	Ending Account Value 04/30/21	Expenses Paid During the Period*
AMG GW&K Core Bond ESG Fund
Based on Actual Fund Return
Class N	0.88%	$1,000	$991	$4.34
Class I	0.55%	$1,000	$993	$2.72
Class Z	0.48%	$1,000	$993	$2.37
Based on Hypothetical 5% Annual Return
Class N	0.88%	$1,000	$1,020	$4.41
Class I	0.55%	$1,000	$1,022	$2.76
Class Z	0.48%	$1,000	$1,022	$2.41

AMG GW&K Emerging Markets Equity Fund
Based on Actual Fund Return
Class N	1.27%	$1,000	$1,216	$6.98
Class I	0.95%	$1,000	$1,217	$5.22
Class Z	0.87%	$1,000	$1,218	$4.78
Based on Hypothetical 5% Annual Return
Class N	1.27%	$1,000	$1,019	$6.36
Class I	0.95%	$1,000	$1,020	$4.76
Class Z	0.87%	$1,000	$1,020	$4.36

AMG GW&K Emerging Wealth Equity Fund
Based on Actual Fund Return
Class N	1.19%	$1,000	$1,174	$6.41
Class I	0.92%	$1,000	$1,176	$4.96
Class Z	0.79%	$1,000	$1,176	$4.26
Based on Hypothetical 5% Annual Return
Class N	1.19%	$1,000	$1,019	$5.96
Class I	0.92%	$1,000	$1,020	$4.61
Class Z	0.79%	$1,000	$1,021	$3.96

Six Months Ended April 30, 2021	Expense Ratio for the Period	Beginning Account Value 11/01/20	Ending Account Value 04/30/21	Expenses Paid During the Period*
AMG GW&K Small/Mid Cap Growth Fund
Based on Actual Fund Return
Class N	1.28%	$1,000	$1,323	$7.37
Class I	1.10%	$1,000	$1,324	$6.34
Based on Hypothetical 5% Annual Return
Class N	1.28%	$1,000	$1,018	$6.41
Class I	1.10%	$1,000	$1,019	$5.51

AMG GW&K Small Cap Value Fund II
Based on Actual Fund Return
Class N	1.41%	$1,000	$1,469	$8.63
Class I	1.15%	$1,000	$1,471	$7.05
Class Z	1.08%	$1,000	$1,472	$6.62
Based on Hypothetical 5% Annual Return
Class N	1.41%	$1,000	$1,018	$7.05
Class I	1.15%	$1,000	$1,019	$5.76
Class Z	1.08%	$1,000	$1,019	$5.41

*

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

2

Fund Performance (unaudited) Periods ended April 30, 2021

The table below shows the average annual total returns for the periods indicated for each Fund, as well as each Fund’s relative index for the same time periods ended April 30, 2021.

Average Annual Total Returns[1]	Six Months*	One Year	Five Years	Ten Years	Since Inception	Inception Date
AMG GW&K Core Bond ESG Fund[2,3,4,5,6,7,8,9]
Class N	(0.94%)	1.18%	2.82%	—	2.74%	05/08/15
Class I	(0.69%)	1.60%	3.18%	3.24%	5.71%	04/30/93
Class Z	(0.75%)	1.58%	3.24%	—	3.15%	05/08/15
Bloomberg Barclays U.S. Aggregate Bond Index®[21]	(1.52%)	(0.27%)	3.19%	3.39%	5.18%	04/30/93	†
AMG GW&K Emerging Markets Equity Fund[2], [6,8,10,11,12,13,14,15,16,17]
Class N	21.58%	49.75%	12.35%	—	3.87%	03/01/12
Class I	21.67%	50.19%	12.74%	2.55%	3.11%	03/01/11
Class Z	21.77%	50.49%	12.83%	2.66%	3.22%	03/01/11
MSCI Emerging Markets Index[22]	22.95%	48.71%	12.50%	3.59%	4.39%	03/01/11	†
AMG GW&K Emerging Wealth Equity Fund[2,6,8,10,11,13,15,16,17]
Class N	17.39%	43.82%	14.15%	—	9.98%	03/19/15
Class I	17.56%	44.18%	14.49%	—	10.26%	03/19/15
Class Z	17.64%	44.37%	14.59%	—	10.38%	03/19/15
MSCI Emerging Markets Index[22]	22.95%	48.71%	12.50%	—	8.11%	03/19/15	†
AMG GW&K Small/Mid Cap Growth Fund[2,4,8,12,13,14,15,16,17,18,19]
Class N	32.30%	70.31%	18.02%	11.08%	13.00%	11/03/10
Class I	32.40%	70.61%	18.26%	—	11.61%	06/01/11
Russell 2000® Growth Index[23]	37.84%	69.15%	18.89%	12.86%	14.67%	11/03/10	†
Russell 2500® Growth Index[24]	32.00%	67.27%	20.51%	14.21%	15.98%	11/03/10	†
AMG GW&K Small Cap Value Fund II2, 8, 16, 17, 18, 19, 20
Class N	46.93%	62.27%	11.36%	—	11.47%	12/27/11
Class I	47.14%	62.66%	11.64%	—	11.76%	12/27/11
Class Z	47.20%	62.74%	—	—	7.66%	09/29/17
Russell 2000® Value Index[25]	59.17%	78.96%	13.54%	—	12.36%	12/27/11	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Funds and other information, please call 800.548.4539 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

† Date reflects the inception date of the Fund, not the index.

* Not annualized.

[1]  Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Funds are net of expenses and based on the published NAV as of April 30, 2021. All returns are in U.S. dollars ($).

[2] From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3] To the extent that the Fund invests in asset-backed or mortgage-backed securities, its exposure to prepayment and extension risks may be greater than investments in other fixed income securities.
[4] Active and frequent trading of a fund may result in higher transaction costs and increased tax liability.

[5]  The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtor’s ability to pay its creditors. Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed income securities to fall.

[6] The Fund may invest in derivatives such as options and futures; the complexity and rapidly changing structure of derivatives markets may increase the possibility of market losses.

[7]  Many bonds have call provisions which allow the debtors to pay them back before maturity. This is especially true with mortgage securities, which can be paid back anytime. Typically debtors prepay their debt when it is to their advantage (when interest rates drop making a new loan at current rates more attractive), and thus likely to the disadvantage of bondholders, who may have to reinvest prepayment proceeds in securities with lower yields. Prepayment risk will vary depending on the provisions of the security and current interest rates relative to the interest rate of the debt.

[8]  Market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of economic or political factors, market conditions, disasters or public health issues, or in response to events that affect particular industries or companies.

[9]  Applying the Fund’s ESG investment criteria may result in the selection or exclusion of securities of certain issuers for reasons other than performance, and the Fund may underperform funds that do not utilize an ESG investment strategy. The application of this strategy may affect the Fund’s exposure to certain companies, sectors, regions, countries or types of investments, which could negatively impact the Fund’s performance depending on whether such investments

3

Fund Performance Periods ended April 30, 2021 (continued)

are in or out of favor. Applying ESG criteria to investment decisions is qualitative and subjective by nature, and there is no guarantee that the criteria utilized by the Subadviser or any judgment exercised by the Subadviser will reflect the beliefs or values of any particular investor.

[10]  The Fund is subject to currency risk resulting from fluctuations in exchange rates that may affect the total loss or gain on a non-U.S. Dollar investment when converted back to U.S. Dollars.

[11] The Fund is subject to the risks associated with investments in emerging markets, such as erratic earnings patterns, economic and political instability, changing exchange controls, limitations on repatriation of foreign capital and changes in local governmental attitudes toward private investment, possibly leading to nationalization or confiscation of investor assets.

[12] The Fund invests in growth stocks, which may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits. Growth stocks may underperform value stocks during given periods.

[13] Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets.

[14] Investing in initial public offerings (IPOs) is risky and the prices of stocks purchased in IPOs tend to fluctuate more widely than stocks of companies that have been publicly traded for a longer period of time. Stocks purchased in IPOs generally do not have a trading history, and information about the companies may be available for very limited periods.

[15] The Fund is subject to risks associated with investments in mid-capitalization companies such as greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

sectors may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

[17] The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history and a reliance on one or a limited number of products.

[18] Performance shown for periods prior to March 19, 2021, reflects the performance of the Fund’s previous Subadviser.

[19] The Fund is subject to special risk considerations similar to those associated with the direct ownership of real estate. Real estate valuations may be subject to factors such as changing general and local economic, financial, competitive, and environmental conditions.

[20] The Fund invests in value stocks, which may perform differently from the market as a whole and may be undervalued by the market for a long period of time.

[21] The Bloomberg Barclays U.S. Aggregate Bond Index® is an index of the U.S. investment-grade fixed-rate bond market, including both government and corporate bonds. Unlike the Fund, the Bloomberg Barclays U.S. Aggregate Bond Index® is unmanaged, is not available for investment and does not incur expenses.

[22] The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. Please go to msci.com for most current list of countries represented by the index. Unlike the Fund, the MSCI Emerging Markets Index is unmanaged, is not available for investment and does not incur expenses.

of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. Unlike the Fund, the Russell 2500® Growth Index is unmanaged, is not available for investment and does not incur expenses

[25] The Russell 2000® Value Index is an unmanaged, market-value weighted, value-oriented index comprised of small stocks that have relatively low price-to-book ratios and lower forecasted growth values. Unlike the Fund, the Russell 2000® Value Index is unmanaged, is not available for investment and does not incur expenses.

Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

All MSCI data is provided “as is”. The products described herein are not sponsored or endorsed and have not been reviewed or passed on by MSCI. In no event shall MSCI, its affiliates or any MSCI data provider have any liability of any kind in connection with the MSCI data or the products described herein. Copying or redistributing the MSCI data is strictly prohibited.

.

[16] Issuers and companies that are in similar industry

[23] The Russell 2000® Growth Index measures the performance of the Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values. Unlike the Fund, the Russell 2000 Growth Index is unmanaged, is not available investment and does not incur expenses.

[24] The Russell 2500® Growth Index measures the performance of the small- to mid-cap growth segment

The Russell Indices are a trademark of London Stock Exchange Group companies. Not FDIC insured, nor bank guaranteed. May lose value

4

AMG GW&K Core Bond ESG Fund Fund Snapshots (unaudited) April 30, 2021

PORTFOLIO BREAKDOWN

Category	% of Net Assets
Corporate Bonds and Notes	44.1
U.S. Government and Agency Obligations	41.8
Municipal Bonds	8.7
Foreign Government Obligations	1.4
Other Assets Less Liabilities	4.0

Rating	% of Market Value[1]
U.S. Government and Agency Obligations	43.6
Aaa/AAA	3.2
Aa/AA	12.2
A	9.6
Baa/BBB	31.4

1 Includes market value of long-term fixed-income securities only.

TOP TEN HOLDINGS

Security Name	% of Net Assets
FHLMC, 3.500%, 10/01/45	3.2
United States Treasury Notes, 2.000%, 11/30/22	3.0
FHLMC, 2.500%, 10/01/34	2.1
The Bank of Nova Scotia, 0.557%, 03/02/26 (Canada)	2.0
FNMA, 4.500%, 06/01/41	2.0
California State General Obligation, School Improvements, 7.550%, 04/01/39	2.0
U.S. Treasury Bonds, 1.875%, 02/15/51	2.0
Campbell Soup Co., 4.150%, 03/15/28	2.0
Verizon Communications, Inc., 3.875%, 02/08/29	1.9
FHLMC, 2.500%, 08/01/50	1.9

Top Ten as a Group	22.1

Credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”). These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by any of the rating agencies. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

5

AMG GW&K Core Bond ESG Fund Schedule of Portfolio Investments (unaudited) April 30, 2021

	Principal Amount	Value

Corporate Bonds and Notes - 44.1%

Financials - 12.7%

Air Lease Corp. MTN, 3.000%, 02/01/30	$2,113,000	$2,112,402

Ally Financial, Inc. 8.000%, 11/01/31	1,404,000	1,974,678

The Bank of New York Mellon Corp. MTN, 2.450%, 08/17/26	937,000	991,889
Series G, (4.700% to 09/20/25 then U.S. Treasury Yield Curve CMT 5 year + 4.358%), 4.700%, 09/20/25[1,2,3]	910,000	1,005,550

The Bank of Nova Scotia (Canada) (SOFRRATE + 0.545%), 0.557%, 03/02/26[3]	3,986,000	3,994,987

Boston Properties, LP 3.400%, 06/21/29	1,841,000	1,970,461

The Charles Schwab Corp.
Series I, (4.000% to 06/01/26 then U.S. Treasury Yield Curve CMT 5 year + 3.168%), 4.000%, 06/01/26[1,2,3]	1,975,000	2,034,369

Crown Castle International Corp. 4.000%, 03/01/27	1,800,000	2,006,052

Equinix, Inc. 1.000%, 09/15/25	1,020,000	1,006,454

The Goldman Sachs Group, Inc. 3.500%, 11/16/26	2,726,000	2,976,300

Host Hotels & Resorts LP Series H, 3.375%, 12/15/29	1,052,000	1,069,048

JPMorgan Chase & Co. (SOFRRATE + 0.580%), 0.590%, 03/16/24[3]	1,962,000	1,969,905

MetLife, Inc.
Series G, (3.850% to 09/15/25 then U.S. Treasury Yield Curve CMT 5 year + 3.576%), 3.850%, 09/15/25[1,2,3]	2,009,000	2,119,495

Total Financials		25,231,590

Industrials - 29.9%

AT&T, Inc. 4.250%, 03/01/27	1,778,000	2,013,821

Block Financial LLC 3.875%, 08/15/30	476,000	506,341

BorgWarner, Inc. 2.650%, 07/01/27	1,994,000	2,093,125

Broadcom Corp./Broadcom Cayman Finance, Ltd. 3.875%, 01/15/27	1,808,000	1,981,217

Campbell Soup Co. 4.150%, 03/15/28	3,432,000	3,859,569

Comcast Corp. 4.150%, 10/15/28	1,686,000	1,940,271

CommonSpirit Health 3.347%, 10/01/29	2,317,000	2,473,772

CVS Health Corp. 5.125%, 07/20/45	1,735,000	2,164,708

	Principal Amount	Value

Fiserv, Inc. 4.200%, 10/01/28	$1,703,000	$1,933,762

The Ford Foundation Series 2020, 2.415%, 06/01/50	2,207,000	2,044,613

Georgia-Pacific LLC 8.000%, 01/15/24	1,583,000	1,894,679

GLP Capital LP/GLP Financing II, Inc. 5.375%, 04/15/26	2,610,000	2,957,658

HCA, Inc. 4.125%, 06/15/29	1,762,000	1,959,413
4.500%, 02/15/27	874,000	985,569

Lear Corp. 3.800%, 09/15/27	1,915,000	2,106,247

Lowe’s Cos., Inc. 4.000%, 04/15/25	1,772,000	1,966,986

Marriott International, Inc.
Series FF, 4.625%, 06/15/30	1,743,000	1,957,485

McDonald’s Corp., MTN 3.700%, 01/30/26	2,215,000	2,464,121

Microsoft Corp. 2.525%, 06/01/50	2,195,000	2,045,253

Parker-Hannifin Corp. 3.250%, 06/14/29	1,773,000	1,910,653

Precision Castparts Corp. 3.250%, 06/15/25	1,831,000	1,987,777

PulteGroup, Inc. 7.875%, 06/15/32	1,400,000	1,980,720

ServiceNow, Inc. 1.400%, 09/01/30	2,080,000	1,900,286

Smith & Nephew PLC (United Kingdom) 2.032%, 10/14/30	1,010,000	963,562

Sysco Corp. 2.400%, 02/15/30	2,324,000	2,324,714

T-Mobile USA, Inc. 3.500%, 04/15/25[4]	920,000	998,780

Verizon Communications, Inc. 3.875%, 02/08/29	3,403,000	3,834,252

VF Corp. 2.800%, 04/23/27	1,848,000	1,979,256

Xylem, Inc. 2.250%, 01/30/31	1,929,000	1,888,396

Total Industrials		59,117,006

Utilities - 1.5%

Dominion Energy, Inc.
Series B, (4.650% to 12/15/24 then U.S. Treasury Yield Curve CMT 5 year + 2.993%), 4.650%, 12/15/24[1,2,3]	978,000	1,039,125

The accompanying notes are an integral part of these financial statements. 6

AMG GW&K Core Bond ESG Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Utilities - 1.5% (continued)

National Rural Utilities Cooperative Finance Corp. 1.350%, 03/15/31	$2,024,000	$1,844,213

Total Utilities		2,883,338

Total Corporate Bonds and Notes
(Cost $85,338,993)		87,231,934

Municipal Bonds - 8.7%

California State General Obligation, School Improvements 7.550%, 04/01/39	2,410,000	3,969,614

JobsOhio Beverage System Series B, 4.532%, 01/01/35	1,705,000	2,086,536

Los Angeles Unified School District, School Improvements 5.750%, 07/01/34	2,635,000	3,524,912

Massachusetts School Building Authority Series B, 1.753%, 08/15/30	2,017,000	1,996,220

Metropolitan Transportation Authority 6.687%, 11/15/40	1,695,000	2,333,446

University of California, University & College Improvements Series BD, 3.349%, 07/01/29	2,935,000	3,260,566

Total Municipal Bonds
(Cost $15,818,182)		17,171,294

U.S. Government and Agency Obligations - 41.8%

Fannie Mae - 19.4%

FNMA 2.000%, 02/01/36 to 10/01/50	5,021,652	5,113,208
3.500%, 03/01/30 to 03/01/48	8,136,665	8,828,226
4.000%, 03/01/44 to 07/01/49	7,853,658	8,628,333
4.500%, 04/01/39 to 06/01/41	11,529,795	13,023,322
5.000%, 08/01/40	2,512,807	2,845,000

Total Fannie Mae		38,438,089

Freddie Mac - 13.7%

FHLMC 2.000%, 09/01/50	1,578,753	1,594,811

	Principal Amount	Value

FHLMC 2.500%, 10/01/34 to 08/01/50	$7,497,481	$7,876,822
3.000%, 11/01/49 to 03/01/50	3,874,609	4,130,572
3.500%, 10/01/45	5,769,745	6,303,512
4.000%, 07/01/48 to 09/01/50	2,438,080	2,666,934
5.000%, 07/01/44	2,051,726	2,371,637

FHLMC Gold Pool 3.500%, 07/01/32 to 05/01/44	1,960,875	2,147,181

Total Freddie Mac		27,091,469

U.S. Treasury Obligations - 8.7%

U.S. Treasury Bonds 1.875%, 02/15/51	4,292,000	3,899,014

United States Treasury Bonds 3.000%, 11/15/44	1,781,000	2,026,061
4.500%, 02/15/36	742,000	992,889

United States Treasury Notes 2.875%, 05/15/28	1,763,000	1,949,045
2.000%, 11/30/22	5,852,000	6,024,817
6.250%, 08/15/23	2,148,000	2,444,776

Total U.S. Treasury Obligations		17,336,602

Total U.S. Government and Agency Obligations
(Cost $80,892,059)		82,866,160

Foreign Government Obligations - 1.4%

Chile Government International Bond (Chile) 2.550%, 01/27/32	1,388,000	1,421,326

The Korea Development Bank (South Korea) 0.500%, 10/27/23	1,385,000	1,387,734

Total Foreign Government Obligations
(Cost $2,847,204)		2,809,060

Total Investments - 96.0%
(Cost $184,896,438)		190,078,448

Other Assets, less Liabilities - 4.0%		7,873,148

Net Assets - 100.0%		$197,951,596

[1]	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at April 30, 2021. Rate will reset at a future date.

[2]	Perpetuity Bond. The date shown represents the next call date.

[3]

Variable rate security. The rate shown is based on the latest available information as of April 30, 2021. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

[4]

Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2021, the value of this security amounted to $998,780 or 0.5% of net assets.

CMT	Constant Maturity Treasury
FHLMC	Freddie Mac
FNMA	Fannie Mae
MTN	Medium-Term Note
SOFRRATE	Secured Overnight Financing Rate

The accompanying notes are an integral part of these financial statements. 7

AMG GW&K Core Bond ESG Fund Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of April 30, 2021:

	Level 1	Level 2	Level 3	Total

Investments in Securities

Corporate Bonds and Notes†	—	$87,231,934	—	$87,231,934

Municipal Bonds	—	17,171,294	—	17,171,294

U.S. Government and Agency Obligations†	—	82,866,160	—	82,866,160

Foreign Government Obligations	—	2,809,060	—	2,809,060

Total Investments in Securities	—	$190,078,448	—	$190,078,448

†

All corporate bonds and notes and U.S. government and agency obligations held in the Fund are Level 2 securities. For a detailed breakout of corporate bonds and notes and U.S. government and agency obligations by major industry or agency classification, please refer to the Fund’s Schedule of Portfolio Investments.

For the six months ended April 30, 2021, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements. 8

AMG GW&K Emerging Markets Equity Fund Fund Snapshots (unaudited) April 30, 2021

PORTFOLIO BREAKDOWN

Sector	% of Net Assets

Information Technology	24.2

Consumer Discretionary	23.2

Financials	21.8

Communication Services	11.0

Consumer Staples	7.0

Health Care	4.3

Energy	3.0

Industrials	1.4

Short-Term Investments	0.4

Other Assets Less Liabilities	3.7

TOP TEN HOLDINGS

Security Name	% of Net Assets

Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	7.5

Alibaba Group Holding, Ltd., Sponsored ADR (China)	5.9

Samsung Electronics Co., Ltd. (South Korea)	4.8

Tencent Holdings, Ltd. (China)	4.1

Prosus, N.V. (Netherlands)	3.0

HDFC Bank, Ltd. (India)	2.8

Sands China, Ltd. (Macau)	2.7

Housing Development Finance Corp., Ltd. (India)	2.7

Sberbank of Russia PJSC, Sponsored ADR (Russia)	2.6

MediaTek, Inc. (Taiwan)	2.5

Top Ten as a Group	38.6

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

9

AMG GW&K Emerging Markets Equity Fund Schedule of Portfolio Investments (unaudited) April 30, 2021

	Shares	Value

Common Stocks - 95.9%

Communication Services - 11.0%

Baidu, Inc., Sponsored ADR (China)*	6,577	$1,383,341

Kuaishou Technology (China)*,1,2	10,275	347,890

MultiChoice Group (South Africa)	71,358	614,107

NetEase, Inc., ADR (China)	6,115	685,247

Tencent Holdings, Ltd. (China)	33,506	2,672,842

Tencent Music Entertainment Group, ADR (China)*	66,122	1,151,845

Zee Entertainment Enterprises, Ltd. (India)	111,749	279,363

Total Communication Services		7,134,635

Consumer Discretionary - 23.2%

Alibaba Group Holding, Ltd., Sponsored ADR (China)*	16,691	3,854,786

Feng TAY Enterprise Co., Ltd. (Taiwan)	98,877	731,884

Huazhu Group, Ltd., ADR (China)*	6,800	400,928

MakeMyTrip, Ltd. (India)*	28,248	774,560

Midea Group Co., Ltd., Class A (China)	46,585	575,360

Naspers, Ltd., N Shares (South Africa)	4,163	947,416

New Oriental Education & Technology Group, Inc.,

Sponsored ADR (China)*	38,570	588,578

Ozon Holdings PLC, ADR (Cyprus)*	8,389	521,712

Prosus, N.V. (Netherlands)	17,612	1,911,460

Sands China, Ltd. (Macau)*	370,239	1,751,993

Shenzhou International Group Holdings, Ltd. (China)	20,060	441,300

Trip.com Group, Ltd., ADR (China)*	29,377	1,148,053

Yum China Holdings, Inc. (China)	22,917	1,441,938

Total Consumer Discretionary		15,089,968

Consumer Staples - 7.0%

Bid Corp., Ltd. (South Africa)*	50,993	1,005,338

CP All PCL (Thailand)	156,468	313,910

Dino Polska, S.A. (Poland)*,1	4,971	322,514

Fomento Economico Mexicano, S.A.B de CV (Mexico)	52,796	409,790

Inner Mongolia Yili Industrial Group Co., Ltd., Class A (China)	39,200	247,087

LG Household & Health Care, Ltd. (South Korea)	367	506,874

Orion Corp. (South Korea)	5,685	597,165

Vietnam Dairy Products JSC (Vietnam)	23,000	93,070

Wal-Mart de Mexico, S.A.B. de CV (Mexico)	318,738	1,045,257

Total Consumer Staples		4,541,005

Energy - 3.0%

Novatek PJSC, Sponsored GDR (Russia)	4,641	835,772

	Shares	Value

Reliance Industries, Ltd. (India)	42,488	$1,141,492

Total Energy		1,977,264

Financials - 21.8%

AIA Group, Ltd. (Hong Kong)	84,768	1,075,924

B3, S.A. - Brasil Bolsa Balcao (Brazil)	45,300	429,896

Banco Bradesco, S.A., ADR (Brazil)	173,985	756,835

Bank Mandiri Persero Tbk PT (Indonesia)	994,916	423,597

Bank Rakyat Indonesia Persero Tbk PT (Indonesia)	2,008,201	561,965

BDO Unibank, Inc. (Philippines)	314,090	671,734

China International Capital Corp., Ltd., Class H (China)*,1	415,600	1,040,428

China Merchants Bank Co., Ltd., Class H (China)	32,500	261,053

Credicorp, Ltd. (Peru)	2,524	301,366

Grupo Financiero Banorte, S.A.B de CV, Class O (Mexico)	159,842	907,589

HDFC Bank, Ltd. (India)*	96,540	1,834,258

Housing Development Finance Corp., Ltd. (India)	53,569	1,744,490

Itau Unibanco Holding, S.A., Sponsored ADR (Brazil)	115,942	579,710

Noah Holdings, Ltd., ADR (China)*,2	5,969	262,934

OTP Bank Plc (Hungary)*	17,173	772,009

Ping An Insurance Group Co. of China, Ltd., Class H (China)	73,220	798,265

Sberbank of Russia PJSC, Sponsored ADR (Russia)	108,785	1,712,627

Total Financials		14,134,680

Health Care - 4.3%

Alibaba Health Information Technology, Ltd. (Hong Kong)*	100,000	304,380

China Resources Sanjiu Medical & Pharmaceutical Co., Ltd., Class A (China)	158,000	609,497

Fleury, S.A. (Brazil)	127,431	601,257

Jinxin Fertility Group, Ltd. (China)[1]	100,000	256,240

Lepu Medical Technology Beijing Co., Ltd., Class A (China)	39,800	196,878

Meinian Onehealth Healthcare Holdings Co., Ltd., Class A (China)*	185,000	350,688

Odontoprev, S.A. (Brazil)	208,811	493,192

Total Health Care		2,812,132

Industrials - 1.4%

Greentown Service Group Co., Ltd. (China)	256,023	407,001

Grupo Aeroportuario del Pacifico, S.A.B de CV, Class B (Mexico)*	48,955	503,953

Total Industrials		910,954

The accompanying notes are an integral part of these financial statements. 10

AMG GW&K Emerging Markets Equity Fund Schedule of Portfolio Investments (continued)

	Shares	Value
Information Technology - 24.2%

Advantech Co., Ltd. (Taiwan)	24,727	$312,867

Delta Electronics, Inc. (Taiwan)	63,100	675,985

GDS Holdings, Ltd., ADR (China)*,2	3,450	286,247

Infosys, Ltd., Sponsored ADR (India)	51,169	925,136

Kingsoft Corp., Ltd. (China)[2]	131,428	927,309

MediaTek, Inc. (Taiwan)	39,000	1,634,981

Pagseguro Digital, Ltd., Class A (Brazil)*	7,988	365,371

Samsung Electronics Co., Ltd. (South Korea)	42,567	3,102,516

SK Hynix, Inc. (South Korea)	12,884	1,469,824

Sunny Optical Technology Group Co., Ltd. (China)	16,676	404,262

Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	231,632	4,878,083

Tata Consultancy Services, Ltd. (India)	8,460	346,213
Yeahka, Ltd. (China)*,2	45,745	376,158
Total Information Technology		15,704,952
Total Common Stocks
(Cost $45,296,406)		62,305,590

	Principal Amount	Value

Short-Term Investments - 0.4%

Joint Repurchase Agreements - 0.4%[3]

Morgan Stanley & Co. LLC, dated 04/30/21, due 05/03/21, 0.010% total to be received $277,960 (collateralized by various U.S. Government Agency Obligations, 2.000% - 4.000%, 04/01/36 - 05/01/51, totaling $283,519)	$277,960	$277,960

Total Short-Term Investments
(Cost $277,960)		277,960

Total Investments - 96.3%
(Cost $45,574,366)		62,583,550

Other Assets, less Liabilities - 3.7%		2,424,398

Net Assets - 100.0%		$65,007,948

*	Non-income producing security.

[1]

Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2021, the value of these securities amounted to $1,967,072 or 3.0% of net assets.

[2]

Some of these securities, amounting to $1,107,000 or 1.7% of net assets, were out on loan to various borrowers and are collateralized by cash and various U.S. Treasury Obligations. See Note 4 of Notes to Financial Statements.

[3]	Cash collateral received for securities lending activity was invested in these joint repurchase agreements.

ADR   American Depositary Receipt

GDR   Global Depositary Receipt

The accompanying notes are an integral part of these financial statements. 11

AMG GW&K Emerging Markets Equity Fund Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of April 30, 2021:

	Level 1	Level 2[1]	Level 3	Total

Investments in Securities

Common Stocks

Information Technology	$1,576,754	$14,128,198	—	$15,704,952

Consumer Discretionary	8,730,555	6,359,413	—	15,089,968

Financials	3,238,330	10,896,350	—	14,134,680

Communication Services	3,568,323	3,566,312	—	7,134,635

Consumer Staples	2,460,385	2,080,620	—	4,541,005

Health Care	1,094,449	1,717,683	—	2,812,132

Energy	—	1,977,264	—	1,977,264

Industrials	503,953	407,001	—	910,954

Short-Term Investments

Joint Repurchase Agreements	—	277,960	—	277,960

Total Investments in Securities	$21,172,749	$41,410,801	—	$62,583,550

[1]	An external pricing service is used to reflect any impact on security value due to market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets.

For the six months ended April 30, 2021, there were no transfers in or out of Level 3.

The country allocation in the Schedule of Portfolio Investments at April 30, 2021, was as follows:

Country	% of Long-Term Investments

Brazil	5.2

China	33.9

Cyprus	0.8

Hong Kong	2.2

Hungary	1.2

India	11.3

Indonesia	1.6

Macau	2.8

Mexico	4.6

Netherlands	3.1

Peru	0.5

Country	% of Long-Term Investments

Philippines	1.1

Poland	0.5

Russia	4.1

South Africa	4.1

South Korea	9.1

Taiwan	13.2

Thailand	0.5

Vietnam	0.2

100.0

The accompanying notes are an integral part of these financial statements. 12

AMG GW&K Emerging Wealth Equity Fund Fund Snapshots (unaudited) April 30, 2021

PORTFOLIO BREAKDOWN

Sector	% of Net Assets

Consumer Discretionary	40.0

Financials	20.5

Information Technology	13.2

Health Care	12.3

Communication Services	6.3

Consumer Staples	3.4

Materials	2.3

Short-Term Investments	1.1

Other Assets Less Liabilities	0.9

TOP TEN HOLDINGS

Security Name	% of Net Assets

Sands China, Ltd. (Macau)	7.3

Trip.com Group, Ltd., ADR (China)	5.7

Infineon Technologies AG (Germany)	4.9

QUALCOMM, Inc.	4.7

Yum China Holdings, Inc. (China)	4.6

HDFC Bank, Ltd., ADR (India)	4.0

AIA Group, Ltd. (Hong Kong)	3.9

Tencent Music Entertainment Group, ADR (China)	3.7

Alibaba Group Holding, Ltd., Sponsored ADR (China)	3.3

Huazhu Group, Ltd., ADR (China)	3.1

Top Ten as a Group	45.2

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

13

AMG GW&K Emerging Wealth Equity Fund Schedule of Portfolio Investments (unaudited) April 30, 2021

	Shares	Value

Common Stocks - 98.0%

Communication Services - 6.3%

Kuaishou Technology (China)*,1	24,375	$825,287

Tencent Holdings, Ltd. (China)	67,740	5,403,758

Tencent Music Entertainment Group, ADR (China)*	623,559	10,862,398

The Walt Disney Co. (United States)*	7,668	1,426,401

Total Communication Services		18,517,844

Consumer Discretionary - 40.0%

Alibaba Group Holding, Ltd., Sponsored ADR (China)*	41,531	9,591,584

Eicher Motors, Ltd. (India)*	124,180	4,052,404

Haidilao International Holding, Ltd. (China)[1,2]	499,000	3,228,889

Hermes International (France)	2,514	3,155,350

Huazhu Group, Ltd., ADR (China)*	156,209	9,210,083

JD Health International, Inc. (China)*,1,2	42,400	654,625

Jubilant Foodworks, Ltd. (India)*	159,188	6,201,468

LVMH Moet Hennessy Louis Vuitton SE (France)	4,551	3,428,498

MakeMyTrip, Ltd. (India)*	224,198	6,147,509

Moncler SpA (Italy)*	89,633	5,493,651

New Oriental Education & Technology Group, Inc., Sponsored ADR (China)*	136,130	2,077,344

NIKE, Inc., Class B (United States)	21,089	2,796,823

Ozon Holdings PLC, ADR (Cyprus)*	35,970	2,236,974

Sands China, Ltd. (Macau)*	4,521,400	21,395,536

Starbucks Corp. (United States)	7,676	878,825

TAL Education Group, ADR (China)*	56,980	3,245,011

Titan Co., Ltd. (India)	182,530	3,669,141

Trip.com Group, Ltd., ADR (China)*	427,592	16,710,295

Yum China Holdings, Inc. (China)	212,288	13,357,161

Total Consumer Discretionary		117,531,171

Consumer Staples - 3.4%

The Estee Lauder Cos., Inc., Class A (United States)	6,660	2,089,908

Foshan Haitian Flavouring & Food Co., Ltd., Class A (China)	50,700	1,323,547

LG Household & Health Care, Ltd. (South Korea)	885	1,222,299

Wal-Mart de Mexico, S.A.B. de CV (Mexico)	373,570	1,225,070

Wuliangye Yibin Co., Ltd., Class A (China)	92,603	4,057,986

Total Consumer Staples		9,918,810

Financials - 20.5%

AIA Group, Ltd. (Hong Kong)	912,500	11,581,976

China International Capital Corp., Ltd., Class H (China)*,1	2,747,400	6,877,939

Credicorp, Ltd. (Peru)	40,638	4,852,177

	Shares	Value

East Money Information Co., Ltd., Class A (China)	446,100	$2,211,682

Grupo Financiero Banorte, S.A.B de CV, Class O (Mexico)	1,307,504	7,424,057

HDFC Bank, Ltd., ADR (India)*	167,783	11,791,789

Hong Kong Exchanges & Clearing, Ltd. (Hong Kong)	66,350	4,001,638

Kotak Mahindra (India)*	390,686	9,198,693

LIC Housing Finance, Ltd. (India)	432,200	2,360,143

Total Financials		60,300,094

Health Care - 12.3%

Alibaba Health Information Technology, Ltd. (Hong Kong)*	1,209,602	3,681,784

China Resources Sanjiu Medical & Pharmaceutical Co., Ltd., Class A (China)	1,669,312	6,439,498

CSPC Pharmaceutical Group, Ltd. (China)	2,317,600	2,860,705

Jiangsu Hengrui Medicine Co., Ltd., Class A (China)	175,384	2,271,820

Jinxin Fertility Group, Ltd. (China)[1]	968,000	2,480,403

Lepu Medical Technology Beijing Co., Ltd., Class A (China)	158,800	785,535

Meinian Onehealth Healthcare Holdings Co., Ltd., Class A (China)*	2,530,848	4,797,502

Novo Nordisk A/S, Class B (Denmark)	65,224	4,811,410

Ping An Healthcare and Technology Co., Ltd. (China)*,1,2	413,310	4,822,441

Wuxi Biologics Cayman, Inc. (China)*,1	227,500	3,193,598

Total Health Care		36,144,696

Information Technology - 13.2%

Infineon Technologies AG (Germany)	358,835	14,389,485

Kingsoft Corp., Ltd. (China)	348,000	2,455,362

Mastercard, Inc., Class A (United States)	7,985	3,050,749

OneConnect Financial Technology Co., Ltd., ADR (China)*,2	84,145	1,240,297

QUALCOMM, Inc. (United States)	99,874	13,862,511

SK Hynix, Inc. (South Korea)	19,300	2,201,770

Yeahka, Ltd. (China)*,2	188,800	1,552,489

Total Information Technology		38,752,663

Materials - 2.3%

Asian Paints, Ltd. (India)	178,348	6,098,142

Chr Hansen Holding A/S (Denmark)*	8,523	782,475

Total Materials		6,880,617

Total Common Stocks (Cost $227,025,812)		288,045,895

The accompanying notes are an integral part of these financial statements. 14

AMG GW&K Emerging Wealth Equity Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Short-Term Investments - 1.1%

Joint Repurchase Agreements - 1.1%[3]

Bank of America Securities, Inc., dated 04/30/21, due 05/03/21, 0.010% total to be received $1,000,001 (collateralized by various U.S. Government Agency Obligations, 1.000% -5.500%, 11/01/28 - 05/01/51, totaling $1,020,000)	$1,000,000	$1,000,000

Daiwa Capital Markets America, dated 04/30/21, due 05/03/21, 0.010% total to be received $1,000,001 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 8.000%, 06/30/21 - 05/01/51, totaling $1,020,000)	1,000,000	1,000,000

Morgan Stanley & Co. LLC, dated 04/30/21, due 05/03/21, 0.010% total to be received $343,259 (collateralized by various U.S. Government Agency Obligations, 2.000% - 4.000%, 04/01/36 - 05/01/51, totaling $350,124)	343,259	343,259

	Principal Amount	Value

RBC Dominion Securities, Inc., dated 04/30/21, due 05/03/21, 0.010% total to be received $1,000,001 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 6.500%, 06/01/21 -12/15/60, totaling $1,020,000)	$1,000,000	$1,000,000

Total Joint Repurchase Agreements		3,343,259

Total Short-Term Investments
(Cost $3,343,259)		3,343,259

Total Investments - 99.1%
(Cost $230,369,071)		291,389,154

Other Assets, less Liabilities - 0.9%		2,587,217

Net Assets - 100.0%		$293,976,371

*	Non-income producing security.

[1]

Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2021, the value of these securities amounted to $22,083,182 or 7.5% of net assets.

[2]

Some of these securities, amounting to $5,112,550 or 1.7% of net assets, were out on loan to various borrowers and are collateralized by cash and various U.S. Treasury Obligations. See Note 4 of Notes to Financial Statements.

[3]	Cash collateral received for securities lending activity was invested in these joint repurchase agreements.

ADR	American Depositary Receipt

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of April 30, 2021:

	Level 1	Level 2[1]	Level 3	Total

Investments in Securities

Common Stocks

Consumer Discretionary	$66,251,609	$51,279,562	—	$117,531,171

Financials	24,068,023	36,232,071	—	60,300,094

Information Technology	18,153,557	20,599,106	—	38,752,663

Health Care	—	36,144,696	—	36,144,696

Communication Services	13,114,086	5,403,758	—	18,517,844

Consumer Staples	3,314,978	6,603,832	—	9,918,810

Materials	—	6,880,617	—	6,880,617

Short-Term Investments

Joint Repurchase Agreements	—	3,343,259	—	3,343,259

Total Investments in Securities	$124,902,253	$166,486,901	—	$291,389,154

[1]	An external pricing service is used to reflect any impact on security value due to market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets.

For the six months ended April 30, 2021, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements. 15

AMG GW&K Emerging Wealth Equity Fund Schedule of Portfolio Investments (continued)

The country allocation in the Schedule of Portfolio Investments at April 30, 2021, was as follows:

Country	% of Long-Term Investments
China	42.5
Cyprus	0.8
Denmark	1.9
France	2.3
Germany	5.0
Hong Kong	6.7
India	17.2
Italy	1.9
Macau	7.4
Mexico	3.0
Peru	1.7
South Korea	1.2
United States	8.4

100.0

The accompanying notes are an integral part of these financial statements. 16

AMG GW&K Small/Mid Cap Growth Fund Fund Snapshots (unaudited) April 30, 2021

PORTFOLIO BREAKDOWN

Sector	% of Net Assets

Information Technology	30.1

Health Care	28.1

Industrials	14.8

Consumer Discretionary	14.4

Financials	5.0

Materials	3.6

Real Estate	2.3

Consumer Staples	1.5

Short-Term Investments	1.0

Other Assets Less Liabilities	(0.8)

TOP TEN HOLDINGS

Security Name	% of Net Assets

HubSpot, Inc.	3.6

EPAM Systems, Inc.	3.1

Zebra Technologies Corp., Class A	3.1

Paylocity Holding Corp.	2.8

Burlington Stores, Inc.	2.7

Catalent, Inc.	2.5

Gartner, Inc.	2.2

Brooks Automation, Inc.	2.2

Pool Corp.	2.0

Syneos Health, Inc.	2.0

Top Ten as a Group	26.2

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

17

AMG GW&K Small/Mid Cap Growth Fund Schedule of Portfolio Investments (unaudited) April 30, 2021

	Shares	Value

Common Stocks - 99.8%

Consumer Discretionary - 14.4%

Bright Horizons Family Solutions, Inc.*	2,204	$319,205

Burlington Stores, Inc.*	3,403	1,110,501

Churchill Downs, Inc.	2,476	523,674

Five Below, Inc.*	2,434	489,891

Grand Canyon Education, Inc.*	5,105	552,820

Lithia Motors, Inc., Class A	1,294	497,388

LKQ Corp.*	10,784	503,721

Pool Corp.	1,939	819,266

Texas Roadhouse, Inc.*	6,955	744,324

Vail Resorts, Inc.*	1,086	353,124

Total Consumer Discretionary		5,913,914

Consumer Staples - 1.5%

Performance Food Group Co.*	5,972	350,556

PriceSmart, Inc.	3,418	287,249

Total Consumer Staples		637,805

Financials - 5.0%

Evercore, Inc., Class A	2,988	418,708

MarketAxess Holdings, Inc.	1,631	796,678

Pinnacle Financial Partners, Inc.	4,455	390,436

Signature Bank	1,858	467,306

Total Financials		2,073,128

Health Care - 28.1%

Acadia Healthcare Co., Inc.*	9,633	586,842

Albireo Pharma, Inc.*	11,144	357,722

Arena Pharmaceuticals, Inc.*	5,665	388,789

Biohaven Pharmaceutical Holding Co., Ltd.*	4,692	352,369

Bio-Rad Laboratories, Inc., Class A*	788	496,543

Catalent, Inc.*	8,984	1,010,431

Chemed Corp.	703	335,057

CryoPort, Inc.*,1	7,770	439,549

Deciphera Pharmaceuticals, Inc.*	9,158	424,657

Emergent BioSolutions, Inc.*	4,852	295,875

Globus Medical, Inc., Class A*	9,231	662,509

Halozyme Therapeutics, Inc.*	8,239	411,538

HealthEquity, Inc.*	7,444	565,521

Horizon Therapeutics PLC*	6,815	644,835

ICU Medical, Inc.*	951	198,065

Integra LifeSciences Holdings Corp.*	7,127	527,968

LHC Group, Inc.*	3,216	669,796

Medpace Holdings, Inc.*	2,740	464,923

Neurocrine Biosciences, Inc.*,1	3,844	363,220

	Shares	Value

Oyster Point Pharma, Inc.*,1	19,496	$402,592

Phathom Pharmaceuticals, Inc.*	8,468	326,187

Syneos Health, Inc.*	9,623	816,512

West Pharmaceutical Services, Inc.	1,600	525,632

Zogenix, Inc.*,1	16,042	303,033

Total Health Care		11,570,165

Industrials - 14.8%

Booz Allen Hamilton Holding Corp.	3,897	323,256

CACI International, Inc., Class A*	1,552	395,543

Dycom Industries, Inc.*	2,233	209,478

Gibraltar Industries, Inc.*	4,043	371,390

Graco, Inc.	6,436	494,285

IAA, Inc.*	8,102	508,887

Ingersoll Rand, Inc.*	10,307	509,269

JELD-WEN Holding, Inc.*	5,252	153,201

Knight-Swift Transportation Holdings, Inc.	6,399	301,521

RBC Bearings, Inc.*	1,621	323,276

Ritchie Bros. Auctioneers, Inc. (Canada)	11,974	761,546

SiteOne Landscape Supply, Inc.*	4,084	732,588

The Toro Co.	4,956	567,957

Woodward, Inc.	3,346	418,283

Total Industrials		6,070,480

Information Technology - 30.1%

Brooks Automation, Inc.	9,074	919,469

Cerence, Inc.*,1	8,374	807,337

Cognex Corp.	8,467	729,178

The Descartes Systems Group, Inc. (Canada)*	6,223	398,645

Entegris, Inc.	5,997	675,142

EPAM Systems, Inc.*	2,785	1,274,834

Gartner, Inc.*	4,730	926,512

HubSpot, Inc.*	2,810	1,479,325

MACOM Technology Solutions Holdings, Inc.*	7,351	416,140

Paylocity Holding Corp.*	5,967	1,153,063

Rapid7, Inc.*,1	9,702	788,288

Rogers Corp.*	1,964	384,630

Silicon Laboratories, Inc.*	3,136	442,019

SS&C Technologies Holdings, Inc.	4,463	331,244

Tyler Technologies, Inc.*	942	400,218

Zebra Technologies Corp., Class A*	2,581	1,258,857

Total Information Technology		12,384,901

Materials - 3.6%

AptarGroup, Inc.	3,152	475,353

Avient Corp.	6,739	342,139

The accompanying notes are an integral part of these financial statements. 18

AMG GW&K Small/Mid Cap Growth Fund Schedule of Portfolio Investments (continued)

	Shares	Value

Materials - 3.6% (continued)

Eagle Materials, Inc.	1,314	$181,516

RPM International, Inc.	4,902	464,906

Total Materials		1,463,914

Real Estate - 2.3%

American Campus Communities, Inc., REIT	4,946	223,609

CoreSite Realty Corp., REIT	1,801	218,803

Sun Communities, Inc., REIT	3,017	503,326

Total Real Estate		945,738

Total Common Stocks
(Cost $37,140,858)		41,060,045

	Principal Amount

Short-Term Investments - 1.0%

Joint Repurchase Agreements - 1.0%[2]

Citigroup Global Markets, Inc., dated 04/30/21, due 05/03/21, 0.010% total to be received $409,985 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 6.000%, 05/15/21 - 04/20/51, totaling $418,185)	$409,985	409,985

Total Short-Term Investments

(Cost $409,985)		409,985

Value

Total Investments - 100.8%
(Cost $37,550,843)	$41,470,030

Other Assets, less Liabilities - (0.8)%	(341,939)

Net Assets - 100.0%	$41,128,091

*	Non-income producing security.
[1]

Some of these securities, amounting to $2,339,811 or 5.7% of net assets, were out on loan to various borrowers and are collateralized by cash and various U.S. Treasury Obligations. See Note 4 of Notes to Financial Statements.

[2]	Cash collateral received for securities lending activity was invested in these joint repurchase agreements.

REIT Real Estate Investment Trust

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of April 30, 2021:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks†	$41,060,045	–	–	$41,060,045
Short-Term Investments
Joint Repurchase Agreements	–	$409,985	–	409,985

Total Investments in Securities	$41,060,045	$409,985	–	$41,470,030

†	All common stocks held in the Fund are Level 1 securities. For a detailed breakout of common stocks by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

For the six months ended April 30, 2021, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements. 19

AMG GW&K Small Cap Value Fund II Fund Snapshots (unaudited) April 30, 2021

PORTFOLIO BREAKDOWN

Sector	% of Net Assets

Financials	29.9

Industrials	20.2

Consumer Discretionary	14.2

Real Estate	9.0

Health Care	7.1

Materials	5.6

Energy	4.3

Information Technology	4.0

Utilities	3.8

Consumer Staples	3.1

Communication Services	1.9

Other Assets Less Liabilities	(3.1)

TOP TEN HOLDINGS

Security Name	% of Net Assets

Tenet Healthcare Corp.	2.4

Group 1 Automotive, Inc.	2.4

Central Garden & Pet Co.	2.3

Pacific Premier Bancorp, Inc.	2.2

Walker & Dunlop, Inc.	2.2

Ameris Bancorp	2.2

Independence Realty Trust, Inc.	2.0

Piper Sandler Cos	2.0

Stifel Financial Corp.	2.0

Gray Television, Inc.	1.9

Top Ten as a Group	21.6

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

20

AMG GW&K Small Cap Value Fund II Schedule of Portfolio Investments (unaudited) April 30, 2021

	Shares	Value
Common Stocks - 103.1%

Communication Services - 1.9%

Gray Television, Inc.	155,579	$3,161,365

Consumer Discretionary - 14.2%

Boot Barn Holdings, Inc.*	41,342	2,916,265

Callaway Golf Co.	92,509	2,678,135

Deckers Outdoor Corp.*	6,204	2,098,193

Denny’s Corp.*	152,111	2,880,982

Group 1 Automotive, Inc.	24,603	4,038,828

Johnson Outdoors, Inc., Class A	19,001	2,694,532

MDC Holdings, Inc.	23,844	1,398,689

Patrick Industries, Inc.	27,630	2,475,648

Stoneridge, Inc.*	73,931	2,458,206

Total Consumer Discretionary		23,639,478

Consumer Staples - 3.1%

BJ’s Wholesale Club Holdings, Inc.*	31,804	1,420,685

Central Garden & Pet Co.*	69,235	3,748,383

Total Consumer Staples		5,169,068

Energy - 4.3%

Magnolia Oil & Gas Corp., Class A*	141,484	1,593,110

Matador Resources Co.	78,254	2,058,862

ProPetro Holding Corp.*	132,329	1,274,328

Renewable Energy Group, Inc.*,1	22,942	1,273,740

Solaris Oilfield Infrastructure, Inc., Class A	95,136	1,040,788

Total Energy		7,240,828

Financials - 29.9%

Ameris Bancorp	67,273	3,638,797

Atlantic Union Bankshares Corp.	80,501	3,112,974

Cathay General Bancorp	51,932	2,102,207

City Holding Co.	22,993	1,779,658

Community Bank System, Inc.	37,380	2,901,809

Enterprise Financial Services Corp.	44,201	2,171,595

Federal Agricultural Mortgage Corp., Class C	21,022	2,162,323

First Financial Bancorp	84,211	2,064,012

First Interstate BancSystem, Inc., Class A	45,242	2,125,017

Flagstar Bancorp, Inc.	50,430	2,347,012

International Bancshares Corp.	51,807	2,455,134

James River Group Holdings, Ltd. (Bermuda)	33,637	1,584,639

OceanFirst Financial Corp.	123,061	2,813,174

Pacific Premier Bancorp, Inc.	84,423	3,717,145

Piper Sandler Cos	28,252	3,276,950

Selective Insurance Group, Inc.	40,113	3,054,204

Stifel Financial Corp.	47,139	3,261,547

	Shares	Value

Walker & Dunlop, Inc.	32,953	$3,652,840

WesBanco, Inc.	42,529	1,543,377

Total Financials		49,764,414

Health Care - 7.1%

Apollo Medical Holdings, Inc.*	65,046	1,931,216

Covetrus, Inc.*	51,561	1,477,223

Emergent BioSolutions, Inc.*	14,883	907,565

Integer Holdings Corp.*	21,030	1,974,296

Supernus Pharmaceuticals, Inc.*	45,610	1,388,825

Tenet Healthcare Corp.*	68,463	4,057,117

Total Health Care		11,736,242

Industrials - 20.2%

Allegiant Travel Co.*	5,210	1,228,153

American Woodmark Corp.*	19,027	1,892,425

Atkore, Inc.*	25,427	1,990,426

CACI International, Inc., Class A*	10,009	2,550,894

CBIZ, Inc.*	61,486	2,065,315

Columbus McKinnon Corp.	63,293	3,133,636

Comfort Systems USA, Inc.	25,412	2,092,932

Douglas Dynamics, Inc.	56,341	2,520,133

Federal Signal Corp.	76,063	3,151,290

Gibraltar Industries, Inc.*	27,138	2,492,897

ICF International, Inc.	27,791	2,530,648

Lydall, Inc.*	54,495	2,008,141

Primoris Services Corp.	57,125	1,865,703

SkyWest, Inc.*	38,529	1,913,350

UFP Industries, Inc.	25,438	2,137,810

Total Industrials		33,573,753

Information Technology - 4.0%

American Software, Inc., Class A	65,357	1,352,236

Power Integrations, Inc.	17,824	1,476,006

Silicon Laboratories, Inc.*	11,188	1,576,949

Viavi Solutions, Inc.*	136,506	2,233,238

Total Information Technology		6,638,429

Materials - 5.6%

Minerals Technologies, Inc.	26,499	2,070,632

Orion Engineered Carbons, S.A. (Luxembourg)*	129,047	2,562,874

Schnitzer Steel Industries, Inc., Class A	65,554	3,094,804

Worthington Industries, Inc.	24,447	1,595,411

Total Materials		9,323,721

Real Estate - 9.0%

Agree Realty Corp., REIT	30,300	2,131,908

Four Corners Property Trust, Inc., REIT	93,538	2,700,442

The accompanying notes are an integral part of these financial statements. 21

AMG GW&K Small Cap Value Fund II Schedule of Portfolio Investments (continued)

	Shares	Value

Real Estate - 9.0% (continued)

Getty Realty Corp., REIT	76,513	$2,416,281

Independence Realty Trust, Inc., REIT	199,294	3,356,111

Lexington Realty Trust, REIT	105,794	1,294,919

Summit Hotel Properties, Inc., REIT *	136,326	1,386,435

Xenia Hotels & Resorts, Inc., REIT *	90,817	1,764,574

Total Real Estate		15,050,670

Utilities - 3.8%

IDACORP, Inc.	22,950	2,351,916

	Shares	Value

NorthWestern Corp.	32,582	$2,216,553

Southwest Gas Holdings, Inc.	24,975	1,741,257

Total Utilities		6,309,726

Total Common Stocks (Cost $159,618,083)		171,607,694

Total Investments - 103.1% (Cost $159,618,083)		171,607,694

Other Assets, less Liabilities - (3.1)%		(5,136,781)

Net Assets - 100.0%		$166,470,913

*	Non-income producing security.

[1]

Some of these securities, amounting to $1,260,970 or 0.8% of net assets, were out on loan to various borrowers and are collateralized by various U.S. Treasury Obligations. See Note 4 of Notes to Financial Statements.

REIT	Real Estate Investment Trust

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of April 30, 2021:

	Level 1	Level 2	Level 3	Total

Investments in Securities

Common Stocks†	$171,607,694	—	—	$171,607,694

Total Investments in Securities	$171,607,694	—	—	$171,607,694

†	All common stocks held in the Fund are Level 1 securities. For a detailed breakout of common stocks by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

For the six months ended April 30, 2021, there were no transfers in or out of Level 3

The accompanying notes are an integral part of these financial statements. 22

Statement of Assets and Liabilities (unaudited) April 30, 2021

	AMG GW&K Core Bond ESG Fund	AMG GW&K Emerging Markets Equity Fund	AMG GW&K Emerging Wealth Equity Fund	AMG GW&K Small/Mid Cap Growth Fund	AMG GW&K Small Cap Value Fund II
Assets:

Investments at value[1] (including securities on loan valued at $0, $1,107,000, $5,112,550, $2,339,811, and $1,260,970, respectively)	$190,078,448	$62,583,550	$291,389,154	$41,470,030	$171,607,694

Cash	6,927,728	1,976,833	5,534,827	191,097	—

Foreign currency[2]	—	488,596	490,263	—	—

Receivable for investments sold	—	—	—	—	3,009,122

Dividend and interest receivables	1,185,065	62,866	264,607	4,232	23,908

Securities lending income receivable	—	664	1,774	—	—

Receivable for Fund shares sold	9,048	264,401	198,068	1,249	48,588

Receivable from affiliate	10,214	—	—	9,604	10,168

Prepaid expenses and other assets	14,598	4,593	30,765	14,196	27,488

Total assets	198,225,101	65,381,503	297,909,458	41,690,408	174,726,968

Liabilities:

Payable upon return of securities loaned	—	277,960	3,343,259	409,985	—

Payable for Fund shares repurchased	113,633	14,960	176,434	78,023	7,379,273

Payable for foreign capital gains tax	—	—	197,574	—	—

Due to custodian	—	—	—	—	664,031

Accrued expenses:

Investment advisory and management fees	48,883	29,860	132,237	30,224	135,883

Administrative fees	24,441	8,006	36,065	5,037	22,647

Distribution fees	382	108	399	4,951	2,306

Shareholder service fees	12,094	1,919	5,281	2,351	7,054

Other	74,072	40,742	41,838	31,746	44,861

Total liabilities	273,505	373,555	3,933,087	562,317	8,256,055

Net Assets	$197,951,596	$65,007,948	$293,976,371	$41,128,091	$166,470,913

[1] Investments at cost	$184,896,438	$45,574,366	$230,369,071	$37,550,843	$159,618,083

[2] Foreign currency at cost	—	$489,061	$490,263	—	—

The accompanying notes are an integral part of these financial statements. 23

Statement of Assets and Liabilities (continued)

	AMG GW&K Core Bond ESG Fund	AMG GW&K Emerging Markets Equity Fund	AMG GW&K Emerging Wealth Equity Fund	AMG GW&K Small/Mid Cap Growth Fund	AMG GW&K Small Cap Value Fund II
Net Assets Represent:

Paid-in capital	$189,494,761	$46,440,148	$226,027,402	$39,527,637	$169,699,043

Total distributable earnings (loss)	8,456,835	18,567,800	67,948,969	1,600,454	(3,228,130)

Net Assets	$197,951,596	$65,007,948	$293,976,371	$41,128,091	$166,470,913

Class N:

Net Assets	$1,861,680	$469,979	$1,837,042	$34,578,812	$6,043,659

Shares outstanding	173,452	41,233	117,816	2,169,612	446,495

Net asset value, offering and redemption price per share	$10.73	$11.40	$15.59	$15.94	$13.54

Class I:

Net Assets	$192,137,819	$27,744,373	$42,791,686	$6,549,279	$98,037,044

Shares outstanding	17,894,652	2,459,900	2,720,373	395,208	7,101,131

Net asset value, offering and redemption price per share	$10.74	$11.28	$15.73	$16.57	$13.81

Class Z:

Net Assets	$3,952,097	$36,793,596	$249,347,643	—	$62,390,210

Shares outstanding	368,287	3,280,502	15,886,672	—	4,524,059

Net asset value, offering and redemption price per share	$10.73	$11.22	$15.70	—	$13.79

The accompanying notes are an integral part of these financial statements. 24

Statement of Operations (unaudited) For the six months ended April 30, 2021

	AMG GW&K Core Bond ESG Fund	AMG GW&K Emerging Markets Equity Fund	AMG GW&K Emerging Wealth Equity Fund	AMG GW&K Small/Mid Cap Growth Fund	AMG GW&K Small Cap Value Fund II
Investment Income:
Dividend income	$97	$287,923 [1]	$751,091	$30,476	$1,167,067
Interest income	2,149,715	—	—	—	—
Securities lending income	—	1,668	9,709	5,294	4,940
Foreign withholding tax	—	(44,000)	(65,673)	—	—
Total investment income	2,149,812	245,591	695,127	35,770	1,172,007
Expenses:
Investment advisory and management fees	302,839	155,176	733,034	192,364	978,087
Administrative fees	151,419	42,321	199,918	32,061	163,015
Distribution fees - Class N	2,273	656	2,433	31,880	30,012
Shareholder servicing fees - Class N	1,364	393	1,460	12,214	8,186
Shareholder servicing fees - Class I	73,608	9,957	21,783	2,748	50,781
Professional fees	27,422	18,222	23,284	12,335	16,415
Reports to shareholders	21,235	4,272	8,163	8,336	16,216
Registration fees	15,910	16,747	29,278	14,282	23,300
Custodian fees	12,719	29,961	42,049	9,239	13,861
Transfer agent fees	10,202	1,264	3,562	4,255	2,806
Trustee fees and expenses	8,763	2,362	10,230	1,830	9,123
Interest expense	—	—	—	166	9,082
Miscellaneous	4,331	1,957	2,955	2,011	8,804
Total expenses before offsets	632,085	283,288	1,078,149	323,721	1,329,688
Expense reimbursements	(70,298)	(26,822)	—	(56,563)	(56,058)
Expense reductions	—	—	—	(1,451)	(48,699)
Fee waivers	—	(297)	—	—	—
Net expenses	561,787	256,169	1,078,149	265,707	1,224,931

Net investment income (loss)	1,588,025	(10,578)	(383,022)	(229,937)	(52,924)
Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	3,700,824	2,651,323	11,267,774	14,756,741	66,586,774
Net realized gain (loss) on foreign currency transactions	—	4,897	(47,303)	—	—
Net change in unrealized appreciation/depreciation on investments	(6,745,394)	6,793,290	25,776,780	(3,380,429)	14,347,231
Net change in unrealized appreciation/depreciation on foreign currency translations	—	(2,708)	(94,605)	—	—
Net realized and unrealized gain (loss)	(3,044,570)	9,446,802	36,902,646	11,376,312	80,934,005

Net increase (decrease) in net assets resulting from operations	$(1,456,545)	$9,436,224	$36,519,624	$11,146,375	$80,881,081

[1]	Includes non-recurring dividends of $54,159.

The accompanying notes are an integral part of these financial statements. 25

Statements of Changes in Net Assets For the six months ended April 30, 2021 (unaudited) and the fiscal year ended October 31, 2020

	AMG GW&K Core Bond ESG Fund		AMG GW&K Emerging Markets Equity Fund		AMG GW&K Emerging Wealth Equity Fund

	April 30, 2021	October 31, 2020	April 30, 2021	October 31, 2020	April 30, 2021	October 31, 2020
Increase (Decrease) in Net Assets Resulting From Operations:

Net investment income (loss)	$1,588,025	$4,276,093	$(10,578)	$243,007	$(383,022)	$55,701

Net realized gain (loss) on investments	3,700,824	3,844,884	2,656,220	1,747,550	11,220,471	(3,363,890)

Net change in unrealized appreciation/depreciation on investments	(6,745,394)	3,478,614	6,790,582	1,505,399	25,682,175	24,585,666
Net increase (decrease) in net assets resulting from operations	(1,456,545)	11,599,591	9,436,224	3,495,956	36,519,624	21,277,477
Distributions to Shareholders:

Class N	(11,429)	(27,152)	(17,233)	(26,892)	—	(55,712)

Class I	(1,546,890)	(4,226,935)	(1,069,474)	(1,090,353)	—	(219,919)

Class Z	(31,370)	(77,096)	(1,249,608)	(1,569,541)	(35,421)	(3,346,538)
Total distributions to shareholders	(1,589,689)	(4,331,183)	(2,336,315)	(2,686,786)	(35,421)	(3,622,169)
Capital Share Transactions:[1]
Net increase (decrease) from capital share transactions	(7,081,697)	(16,453,440)	14,053,680	(13,302,131)	47,208,096	79,224,668

Total increase (decrease) in net assets	(10,127,931)	(9,185,032)	21,153,589	(12,492,961)	83,692,299	96,879,976
Net Assets:

Beginning of period	208,079,527	217,264,559	43,854,359	56,347,320	210,284,072	113,404,096
End of period	$197,951,596	$208,079,527	$65,007,948	$43,854,359	$293,976,371	$210,284,072

[1]	See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements. 26

Statements of Changes in Net Assets (continued) For the six months ended April 30, 2021 (unaudited) and the fiscal year ended October 31, 2020

	AMG GW&K Small/Mid Cap Growth Fund		AMG GW&K Small Cap Value Fund II

	April 30, 2021	October 31, 2020	April 30, 2021	October 31, 2020
Increase (Decrease) in Net Assets Resulting From Operations:

Net investment income (loss)	$(229,937)	$(314,735)	$(52,924)	$489,573

Net realized gain (loss) on investments	14,756,741	4,712,131	66,586,774	(9,161,963)

Net change in unrealized appreciation/depreciation on investments	(3,380,429)	2,853,559	14,347,231	(19,170,573)
Net increase (decrease) in net assets resulting from operations	11,146,375	7,250,955	80,881,081	(27,842,963)
Distributions to Shareholders:

Class N	(15,072,357)	—	(3,488,207)	(661,535)

Class I	(3,222,602)	—	(46,711,495)	(4,033,106)

Class Z	—	—	(21,602,353)	(958,145)
Total distributions to shareholders	(18,294,959)	—	(71,802,055)	(5,652,786)
Capital Share Transactions:[1]
Net increase (decrease) from capital share transactions	12,885,209	(17,184,417)	(20,401,597)	(13,237,379)

Total increase (decrease) in net assets	5,736,625	(9,933,462)	(11,322,571)	(46,733,128)
Net Assets:

Beginning of period	35,391,466	45,324,928	177,793,484	224,526,612
End of period	$41,128,091	$35,391,466	$166,470,913	$177,793,484

[1]	See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements. 27

AMG GW&K Core Bond ESG Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the six
	months ended	For the fiscal years ended October 31,
	April 30, 2021
Class N	(unaudited)	2020	2019	2018	2017	2016[1]

Net Asset Value, Beginning of Period	$10.90	$10.53	$9.67	$10.14	$10.26	$10.23

Income (loss) from Investment Operations:

Net investment income[2,3]	0.07	0.18	0.21	0.18	0.18	0.16

Net realized and unrealized gain (loss) on investments	(0.17)	0.37	0.86	(0.46)	(0.12)	0.28

Total income (loss) from investment operations	(0.10)	0.55	1.07	(0.28)	0.06	0.44

Less Distributions to Shareholders from:

Net investment income	(0.07)	(0.18)	(0.21)	(0.19)	(0.18)	(0.17)

Net realized gain on investments	—	—	—	—	—	(0.24)

Total distributions to shareholders	(0.07)	(0.18)	(0.21)	(0.19)	(0.18)	(0.41)

Net Asset Value, End of Period	$10.73	$10.90	$10.53	$9.67	$10.14	$10.26

Total Return[3,4]	(0.94)%[5]	5.31%	11.20%	(2.79)%	0.57%	4.44%

Ratio of net expenses to average net assets	0.88%[6]	0.88%	0.88%	0.88%	0.88%	0.88%

Ratio of gross expenses to average net assets[7]	0.95%[6]	0.96%	0.95%	0.93%	0.93%	0.97%

Ratio of net investment income to average net assets[3]	1.25%[6]	1.69%	2.10%	1.88%	1.75%	1.51%

Portfolio turnover	30%[5]	56%	48%	17%	18%	48%

Net assets end of period (000’s) omitted	$1,862	$1,905	$1,255	$502	$146	$293

28

AMG GW&K Core Bond ESG Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the six
	months ended	For the fiscal years ended October 31,
	April 30, 2021
Class I	(unaudited)	2020	2019	2018	2017	2016[1]

Net Asset Value, Beginning of Period	$10.90	$10.54	$9.67	$10.15	$10.27	$10.24

Income (loss) from Investment Operations:

Net investment income[2,3]	0.09	0.22	0.24	0.22	0.21	0.21

Net realized and unrealized gain (loss) on investments	(0.16)	0.36	0.88	(0.48)	(0.12)	0.26

Total income (loss) from investment operations	(0.07)	0.58	1.12	(0.26)	0.09	0.47

Less Distributions to Shareholders from:

Net investment income	(0.09)	(0.22)	(0.25)	(0.22)	(0.21)	(0.20)

Net realized gain on investments	—	—	—	—	—	(0.24)

Total distributions to shareholders	(0.09)	(0.22)	(0.25)	(0.22)	(0.21)	(0.44)

Net Asset Value, End of Period	$10.74	$10.90	$10.54	$9.67	$10.15	$10.27

Total Return[3,4]	(0.69)%[5]	5.55%	11.70%	(2.59)%	0.91%	4.79%

Ratio of net expenses to average net assets	0.55%[6]	0.55%	0.55%	0.56%	0.55%	0.55%

Ratio of gross expenses to average net assets[7]	0.62%[6]	0.63%	0.62%	0.61%	0.60%	0.65%

Ratio of net investment income to average net assets[3]	1.58%[6]	2.01%	2.42%	2.20%	2.08%	2.01%

Portfolio turnover	30%[5]	56%	48%	17%	18%	48%

Net assets end of period (000’s) omitted	$192,138	$202,363	$212,801	$264,795	$325,855	$414,400

29

AMG GW&K Core Bond ESG Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the six
	months ended	For the fiscal years ended October 31,
	April 30, 2021
Class Z	(unaudited)	2020	2019	2018	2017	2016[1]

Net Asset Value, Beginning of Period	$10.90	$10.53	$9.67	$10.14	$10.26	$10.23

Income (loss) from Investment Operations:

Net investment income[2,3]	0.09	0.22	0.25	0.23	0.22	0.19

Net realized and unrealized gain (loss) on investments	(0.17)	0.38	0.87	(0.47)	(0.12)	0.29

Total income (loss) from investment operations	(0.08)	0.60	1.12	(0.24)	0.10	0.48

Less Distributions to Shareholders from:

Net investment income	(0.09)	(0.23)	(0.26)	(0.23)	(0.22)	(0.21)

Net realized gain on investments	—	—	—	—	—	(0.24)

Total distributions to shareholders	(0.09)	(0.23)	(0.26)	(0.23)	(0.22)	(0.45)

Net Asset Value, End of Period	$10.73	$10.90	$10.53	$9.67	$10.14	$10.26

Total Return[3,4]	(0.75)%[5]	5.73%	11.71%	(2.42)%	0.98%	4.85%

Ratio of net expenses to average net assets	0.48%[6]	0.48%	0.48%	0.48%	0.48%	0.48%

Ratio of gross expenses to average net assets[7]	0.55%[6]	0.56%	0.55%	0.53%	0.53%	0.58%

Ratio of net investment income to average net assets[3]	1.65%[6]	2.09%	2.50%	2.28%	2.15%	1.88%

Portfolio turnover	30%[5]	56%	48%	17%	18%	48%

Net assets end of period (000’s) omitted	$3,952	$3,812	$3,208	$5,005	$5,590	$5,668

[1]	Effective October 1, 2016, the Investor Class, Service Class and Institutional Class were renamed Class N, Class I and Class Z, respectively.
[2]	Per share numbers have been calculated using average shares.
[3]	Total returns and net investment income would have been lower had certain expenses not been offset.
[4]	The total return is calculated using the published Net Asset Value as of period end.
[5]	Not annualized.
[6]	Annualized.
[7]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

30

AMG GW&K Emerging Markets Equity Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the six
	months ended	For the fiscal years ended October 31,
	April 30, 2021
Class N	(unaudited)	2020	2019	2018	2017	2016[1]

Net Asset Value, Beginning of Period	$9.73	$9.52	$8.61	$10.11	$7.91	$7.23

Income (loss) from Investment Operations:

Net investment income (loss)[2,3]	(0.02)[4]	0.01	0.14	0.11	0.09	0.06

Net realized and unrealized gain (loss) on investments	2.10	0.70	1.04	(1.54)	2.18	0.66

Total income (loss) from investment operations	2.08	0.71	1.18	(1.43)	2.27	0.72

Less Distributions to Shareholders from:

Net investment income	(0.07)	(0.06)	(0.17)	(0.07)	(0.07)	(0.04)

Net realized gain on investments	(0.34)	(0.44)	(0.10)	—	—	—

Total distributions to shareholders	(0.41)	(0.50)	(0.27)	(0.07)	(0.07)	(0.04)

Net Asset Value, End of Period	$11.40	$9.73	$9.52	$8.61	$10.11	$7.91

Total Return[3]	21.58%[5,6]	7.55%[6]	13.94%[6]	(14.24)%[6]	28.97%[6]	10.01%

Ratio of net expenses to average net assets	1.27%[7]	1.34%	1.30%	1.27%	1.31%	1.44%

Ratio of gross expenses to average net assets[8]	1.37%[7]	1.52%	1.30%	1.27%	1.31%	1.44%

Ratio of net investment income (loss) to average net assets[3]	(0.40)%[7]	0.13%	1.52%	1.12%	1.08%	0.81%

Portfolio turnover	18%[5]	40%	123%	24%	29%	33%

Net assets end of period (000’s) omitted	$470	$412	$520	$289	$350	$497

31

AMG GW&K Emerging Markets Equity Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the six
	months ended	For the fiscal years ended October 31,
	April 30, 2021
Class I	(unaudited)	2020	2019	2018	2017	2016[1]

Net Asset Value, Beginning of Period	$9.69	$9.48	$8.60	$10.11	$7.90	$7.19

Income (loss) from Investment Operations:

Net investment income (loss)[2,3]	(0.00)[4,9]	0.04	0.17	0.13	0.12	0.08

Net realized and unrealized gain (loss) on investments	2.08	0.69	1.04	(1.53)	2.18	0.67

Total income (loss) from investment operations	2.08	0.73	1.21	(1.40)	2.30	0.75

Less Distributions to Shareholders from:

Net investment income	(0.15)	(0.08)	(0.23)	(0.11)	(0.09)	(0.04)

Net realized gain on investments	(0.34)	(0.44)	(0.10)	—	—	—

Total distributions to shareholders	(0.49)	(0.52)	(0.33)	(0.11)	(0.09)	(0.04)

Net Asset Value, End of Period	$11.28	$9.69	$9.48	$8.60	$10.11	$7.90

Total Return[3,6]	21.67%[5]	7.91%	14.34%	(13.94)%	29.34%	10.48%

Ratio of net expenses to average net assets	0.95%[7]	1.01%	0.97%	0.99%	1.03%	1.07%

Ratio of gross expenses to average net assets[8]	1.05%[7]	1.19%	0.97%	0.99%	1.03%	1.07%

Ratio of net investment income (loss) to average net assets[3]	(0.08)%[7]	0.47%	1.85%	1.40%	1.36%	1.14%

Portfolio turnover	18%[5]	40%	123%	24%	29%	33%

Net assets end of period (000’s) omitted	$27,744	$19,251	$24,100	$11,210	$2,207	$1,271

32

AMG GW&K Emerging Markets Equity Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the six
	months ended	For the fiscal years ended October 31,
	April 30, 2021
Class Z	(unaudited)	2020	2019	2018	2017	2016[1]

Net Asset Value, Beginning of Period	$9.64	$9.43	$8.56	$10.06	$7.86	$7.20

Income (loss) from Investment Operations:

Net investment income[2,3]	0.00 [4,9]	0.05	0.18	0.15	0.13	0.09

Net realized and unrealized gain (loss) on investments	2.07	0.69	1.02	(1.53)	2.16	0.65

Total income (loss) from investment operations	2.07	0.74	1.20	(1.38)	2.29	0.74

Less Distributions to Shareholders from:

Net investment income	(0.15)	(0.09)	(0.23)	(0.12)	(0.09)	(0.08)

Net realized gain on investments	(0.34)	(0.44)	(0.10)	—	—	—

Total distributions to shareholders	(0.49)	(0.53)	(0.33)	(0.12)	(0.09)	(0.08)

Net Asset Value, End of Period	$11.22	$9.64	$9.43	$8.56	$10.06	$7.86

Total Return[3]	21.77%[5,6]	8.01%[6]	14.39%[6]	(13.88)%[6]	29.62%[6]	10.52%

Ratio of net expenses to average net assets	0.87%[7]	0.94%	0.90%	0.87%	0.88%	0.94%

Ratio of gross expenses to average net assets[8]	0.97%[7]	1.12%	0.90%	0.87%	0.88%	0.94%

Ratio of net investment income to average net assets[3]	0.00%[7,10]	0.53%	1.92%	1.52%	1.51%	1.25%

Portfolio turnover	18%[5]	40%	123%	24%	29%	33%

Net assets end of period (000’s) omitted	$36,794	$24,191	$31,727	$133,688	$130,828	$102,086

[1]	Effective October 1, 2016, the Investor Class, Service Class and Institutional Class were renamed Class N, Class I and Class Z, respectively.
[2]	Per share numbers have been calculated using average shares.
[3]	Total returns and net investment income would have been lower had certain expenses not been offset.
[4]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $(0.03), $(0.02), and $(0.01) for Class N, Class I and Class Z, respectively.
[5]	Not annualized.
[6]	The total return is calculated using the published Net Asset Value as of period end.
[7]	Annualized.
[8]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

[9]	Less than $0.005 or $(0.005) per share.
[10]	Less than 0.005%.

33

AMG GW&K Emerging Wealth Equity Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the six
	months ended	For the fiscal years ended October 31,
	April 30, 2021
Class N	(unaudited)	2020	2019	2018	2017	2016[1]

Net Asset Value, Beginning of Period	$13.28	$11.93	$10.38	$12.94	$10.13	$9.34

Income (loss) from Investment Operations:

Net investment income (loss)[2,3]	(0.05)	(0.04)	0.10	0.06	0.05	0.05

Net realized and unrealized gain (loss) on investments	2.36	1.72	1.95	(1.88)	2.80	0.74

Total income (loss) from investment operations	2.31	1.68	2.05	(1.82)	2.85	0.79

Less Distributions to Shareholders from:

Net investment income	—	(0.06)	(0.06)	(0.05)	(0.04)	—

Net realized gain on investments	—	(0.27)	(0.44)	(0.69)	—	—

Total distributions to shareholders	—	(0.33)	(0.50)	(0.74)	(0.04)	—

Net Asset Value, End of Period	$15.59	$13.28	$11.93	$10.38	$12.94	$10.13

Total Return[3,4]	17.39%[5]	14.37%	20.82%	(15.16)%	28.31%	8.46%

Ratio of net expenses to average net assets	1.19%[6]	1.26%	1.37%[7]	1.45%[7,8]	1.45%[7,8]	1.44%

Ratio of gross expenses to average net assets[9]	1.19%[6]	1.26%	1.37%[7]	1.45%[7]	1.45%[7]	1.53%

Ratio of net investment income (loss) to average net assets[3]	(0.67)%[6]	(0.35)%	0.93%	0.49%	0.45%	0.51%

Portfolio turnover	18%[5]	37%	40%	37%	68%	58%

Net assets end of period (000’s) omitted	$1,837	$1,716	$2,007	$1,940	$10	$10

34

AMG GW&K Emerging Wealth Equity Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the six
	months ended	For the fiscal years ended October 31,
	April 30, 2021
Class I	(unaudited)	2020	2019	2018	2017	2016[1]

Net Asset Value, Beginning of Period	$13.38	$12.03	$10.44	$12.96	$10.14	$9.34

Income (loss) from Investment Operations:

Net investment income (loss)[2,3]	(0.03)	(0.01)	0.14	0.09	0.08	0.07

Net realized and unrealized gain (loss) on investments	2.38	1.73	1.96	(1.88)	2.81	0.75

Total income (loss) from investment operations	2.35	1.72	2.10	(1.79)	2.89	0.82

Less Distributions to Shareholders from:

Net investment income	—	(0.10)	(0.07)	(0.04)	(0.07)	(0.02)

Net realized gain on investments	—	(0.27)	(0.44)	(0.69)	—	—

Total distributions to shareholders	—	(0.37)	(0.51)	(0.73)	(0.07)	(0.02)

Net Asset Value, End of Period	$15.73	$13.38	$12.03	$10.44	$12.96	$10.14

Total Return[3,4]	17.56%[5]	14.63%	21.15%	(14.89)%	28.73%	8.77%

Ratio of net expenses to average net assets	0.92%[6]	0.97%	1.08%[7]	1.19%[7,8]	1.12%[7,8]	1.16%

Ratio of gross expenses to average net assets[9]	0.92%[6]	0.97%	1.08%[7]	1.19%[7]	1.16%[7]	1.24%

Ratio of net investment income (loss) to average net assets[3]	(0.40)%[6]	(0.06)%	1.22%	0.75%	0.78%	0.79%

Portfolio turnover	18%[5]	37%	40%	37%	68%	58%

Net assets end of period (000’s) omitted	$42,792	$22,813	$6,328	$2,539	$1,646	$16,639

35

AMG GW&K Emerging Wealth Equity Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the six
	months ended	For the fiscal years ended October 31,
	April 30, 2021
Class Z	(unaudited)	2020	2019	2018	2017	2016[1]

Net Asset Value, Beginning of Period	$13.34	$11.99	$10.41	$12.97	$10.15	$9.35

Income (loss) from Investment Operations:

Net investment income (loss)[2,3]	(0.02)	0.01	0.15	0.11	0.10	0.09

Net realized and unrealized gain (loss) on investments	2.38	1.72	1.96	(1.89)	2.80	0.74

Total income (loss) from investment operations	2.36	1.73	2.11	(1.78)	2.90	0.83

Less Distributions to Shareholders from:

Net investment income	(0.00)[10]	(0.11)	(0.09)	(0.09)	(0.08)	(0.03)

Net realized gain on investments	—	(0.27)	(0.44)	(0.69)	—	—

Total distributions to shareholders	(0.00)[10]	(0.38)	(0.53)	(0.78)	(0.08)	(0.03)

Net Asset Value, End of Period	$15.70	$13.34	$11.99	$10.41	$12.97	$10.15

Total Return[3,4]	17.64%[5]	14.75%	21.34%	(14.87)%	28.86%	8.86%

Ratio of net expenses to average net assets	0.79%[6]	0.86%	0.97%[7]	1.05%[7,8]	1.05%[7,8]	1.05%

Ratio of gross expenses to average net assets[9]	0.79%[6]	0.86%	0.97%[7]	1.05%[7]	1.05%[7]	1.15%

Ratio of net investment income (loss) to average net assets[3]	(0.27)%[6]	0.05%	1.33%	0.89%	0.85%	0.94%

Portfolio turnover	18%[5]	37%	40%	37%	68%	58%

Net assets end of period (000’s) omitted	$249,348	$185,755	$105,069	$60,443	$59,500	$30,777

[1]	Effective October 1, 2016, the Investor Class, Service Class and Institutional Class were renamed Class N, Class I and Class Z, respectively.
[2]	Per share numbers have been calculated using average shares.
[3]	Total returns and net investment income (loss) would have been lower had certain expenses not been offset.
[4]	The total return is calculated using the published Net Asset Value as of period end.
[5]	Not annualized.
[6]	Annualized.
[7]	Such ratio includes recapture of waived/reimbursed fees from prior periods amounting to 0.02%, 0.07% and 0.04% for the fiscal years ended October 31, 2019, 2018 and 2017, respectively.
[8]	Includes reduction from broker recapture amounting to less than 0.01%.
[9]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

[10]	Less than $(0.005) per share.

36

AMG GW&K Small/Mid Cap Growth Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the six
	months ended	For the fiscal years ended October 31,
	April 30, 2021
Class N	(unaudited)	2020	2019	2018	2017	2016

Net Asset Value, Beginning of Period	$21.14	$17.02	$16.90	$15.30	$12.19	$14.47

Income (loss) from Investment Operations:

Net investment loss[1,2]	(0.13)	(0.17)	(0.08)	(0.12)	(0.09)[3]	(0.11)

Net realized and unrealized gain (loss) on investments	5.97	4.29	0.20	1.72	3.20	(2.17)

Total income (loss) from investment operations	5.84	4.12	0.12	1.60	3.11	(2.28)

Less Distributions to Shareholders from:

Net realized gain on investments	(11.04)	—	—	—	—	(0.00)[4]

Net Asset Value, End of Period	$15.94	$21.14	$17.02	$16.90	$15.30	$12.19

Total Return[2,5]	32.30%[6]	24.27%	0.71%	10.46%	25.51%	(15.74)%

Ratio of net expenses to average net assets	1.28%[7,8]	1.29%[8,9]	1.30%[8]	1.31%[8]	1.23%[8]	1.35%

Ratio of gross expenses to average net assets[10]	1.54%[7]	1.60%	1.47%	1.43%	1.36%	1.51%

Ratio of net investment loss to average net assets[2]	(1.11)%[7]	(0.92)%	(0.48)%	(0.73)%	(0.65)%	(1.00)%

Portfolio turnover	152%[6]	126%	138%	161%	151%	138%

Net assets end of period (000’s) omitted	$34,579	$28,908	$30,717	$37,232	$45,902	$53,816

37

AMG GW&K Small/Mid Cap Growth Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the six
	months ended	For the fiscal years ended October 31,
	April 30, 2021
Class I	(unaudited)	2020	2019	2018	2017	2016

Net Asset Value, Beginning of Period	$21.60	$17.35	$17.20	$15.54	$12.36	$14.64

Income (loss) from Investment Operations:

Net investment loss[1,2]	(0.11)	(0.14)	(0.05)	(0.09)	(0.07)[3]	(0.08)

Net realized and unrealized gain (loss) on investments	6.12	4.39	0.20	1.75	3.25	(2.20)

Total income (loss) from investment operations	6.01	4.25	0.15	1.66	3.18	(2.28)

Less Distributions to Shareholders from:

Net realized gain on investments	(11.04)	—	—	—	—	(0.00)[4]

Net Asset Value, End of Period	$16.57	$21.60	$17.35	$17.20	$15.54	$12.36

Total Return[2,5]	32.40%[6]	24.48%	0.93%	10.68%	25.73%	(15.56)%

Ratio of net expenses to average net assets	1.10%[7,8]	1.10%[8,9]	1.10%[8]	1.10%[8]	1.05%[8]	1.10%

Ratio of gross expenses to average net assets[10]	1.36%[7]	1.41%	1.27%	1.22%	1.18%	1.25%

Ratio of net investment loss to average net assets[2]	(0.93)%[7]	(0.73)%	(0.28)%	(0.52)%	(0.47)%	(0.59)%

Portfolio turnover	152%[6]	126%	138%	161%	151%	138%

Net assets end of period (000’s) omitted	$6,549	$6,483	$14,608	$65,802	$79,652	$58,020

[1]	Per share numbers have been calculated using average shares.
[2]	Total returns and net investment loss would have been lower had certain expenses not been offset.
[3]	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.11) and $(0.09) for Class N and Class I shares, respectively.
[4]	Less than $(0.005) per share.
[5]	The total return is calculated using the published Net Asset Value as of period end.
[6]	Not annualized.
[7]	Annualized.
[8]

Includes reduction from broker recapture amounting to less than 0.01% for the six months ended April 30, 2021, 0.01%, less than 0.01%, 0.01% and 0.01% for the fiscal years ended 2020, 2019, 2018 and 2017, respectively.

[9]	Includes interest expense of 0.01%.
[10]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

38

AMG GW&K Small Cap Value Fund II Financial Highlights For a share outstanding throughout each fiscal period

	For the six
	months ended	For the fiscal years ended October 31,
	April 30, 2021
Class N	(unaudited)	2020	2019	2018	2017	2016

Net Asset Value, Beginning of Period	$13.54	$15.97	$16.69	$19.28	$15.43	$15.20

Income (loss) from Investment Operations:

Net investment income (loss)[1,2]	(0.02)	0.00 [3]	0.02	(0.04)	(0.02)	0.02

Net realized and unrealized gain (loss) on investments	6.01	(2.06)	0.82	(1.07)	4.00	0.80

Total income (loss) from investment operations	5.99	(2.06)	0.84	(1.11)	3.98	0.82

Less Distributions to Shareholders from:

Net investment income	(0.00)[3]	(0.02)	(0.00)[3]	—	—	(0.04)

Net realized gain on investments	(5.99)	(0.35)	(1.56)	(1.48)	(0.13)	(0.55)

Total distributions to shareholders	(5.99)	(0.37)	(1.56)	(1.48)	(0.13)	(0.59)

Net Asset Value, End of Period	$13.54	$13.54	$15.97	$16.69	$19.28	$15.43

Total Return[2,4]	46.93%[5]	(13.25)%	6.85%	(6.43)%	25.83%	5.73%

Ratio of net expenses to average net assets	1.39%[6,7]	1.36%[7]	1.37%[7]	1.37%[7]	1.37%[7]	1.40%

Ratio of gross expenses to average net assets[8]	1.46%[6]	1.45%	1.46%	1.43%	1.43%	1.45%

Ratio of net investment income (loss) to average net assets[2]	(0.32)%[6]	0.03%	0.13%	(0.19)%	(0.12)%	0.16%

Portfolio turnover	118%[5]	30%	20%	34%	40%	32%

Net assets end of period (000’s) omitted	$6,044	$21,727	$28,847	$12,745	$25,451	$20,228

39

AMG GW&K Small Cap Value Fund II Financial Highlights For a share outstanding throughout each fiscal period

	For the six
	months ended	For the fiscal years ended October 31,
	April 30, 2021
Class I	(unaudited)	2020	2019	2018	2017	2016

Net Asset Value, Beginning of Period	$13.73	$16.19	$16.87	$19.44	$15.56	$15.30

Income (loss) from Investment Operations:

Net investment income (loss)[1,2]	(0.00)[3]	0.04	0.06	0.01	0.02	0.06

Net realized and unrealized gain (loss) on investments	6.10	(2.09)	0.84	(1.08)	4.03	0.81

Total income (loss) from investment operations	6.10	(2.05)	0.90	(1.07)	4.05	0.87

Less Distributions to Shareholders from:

Net investment income	(0.03)	(0.06)	(0.02)	(0.02)	(0.04)	(0.06)

Net realized gain on investments	(5.99)	(0.35)	(1.56)	(1.48)	(0.13)	(0.55)

Total distributions to shareholders	(6.02)	(0.41)	(1.58)	(1.50)	(0.17)	(0.61)

Net Asset Value, End of Period	$13.81	$13.73	$16.19	$16.87	$19.44	$15.56

Total Return[2,4]	47.14%[5]	(13.04)%	7.14%	(6.16)%	26.07%	6.04%

Ratio of net expenses to average net assets	1.13%[6,7]	1.12%[7]	1.12%[7]	1.13%[7]	1.12%[7]	1.15%

Ratio of gross expenses to average net assets[8]	1.20%[6]	1.21%	1.21%	1.19%	1.18%	1.21%

Ratio of net investment income (loss) to average net assets[2]	(0.06)%[6]	0.27%	0.38%	0.05%	0.12%	0.40%

Portfolio turnover	118%[5]	30%	20%	34%	40%	32%

Net assets end of period (000’s) omitted	$98,037	$121,400	$159,069	$191,477	$241,626	$181,964

40

AMG GW&K Small Cap Value Fund II Financial Highlights For a share outstanding throughout each fiscal period

					For the fiscal
	For the six				period ended
	months ended	For the fiscal year ended October 31,			October 31,
	April 30, 2021
Class Z	(unaudited)	2020	2019	2018	2017[9]

Net Asset Value, Beginning of Period	$13.72	$16.18	$16.87	$19.45	$19.24

Income (loss) from Investment Operations:

Net investment income (loss)[1,2]	0.00 [3]	0.05	0.07	0.02	(0.01)

Net realized and unrealized gain (loss) on investments	6.09	(2.09)	0.83	(1.09)	0.22

Total income (loss) from investment operations	6.09	(2.04)	0.90	(1.07)	0.21

Less Distributions to Shareholders from:

Net investment income	(0.03)	(0.07)	(0.03)	(0.03)	—

Net realized gain on investments	(5.99)	(0.35)	(1.56)	(1.48)	—

Total distributions to shareholders	(6.02)	(0.42)	(1.59)	(1.51)	—

Net Asset Value, End of Period	$13.79	$13.72	$16.18	$16.87	$19.45

Total Return[2,4]	47.20%[5]	(12.99)%	7.20%	(6.14)%	1.09%[5]

Ratio of net expenses to average net assets	1.06%[6,7]	1.05%[7]	1.05%[7]	1.06%[7]	1.08%[6,7]

Ratio of gross expenses to average net assets[8]	1.13%[6]	1.14%	1.14%	1.12%	1.08%[6]

Ratio of net investment income (loss) to average net assets[2]	0.01%[6]	0.34%	0.45%	0.12%	(0.44)%[6]

Portfolio turnover	118%[5]	30%	20%	34%	40%[5]

Net assets end of period (000’s) omitted	$62,390	$34,666	$36,610	$33,273	$206

[1]	Per share numbers have been calculated using average shares.
[2]	Total returns and net investment income (loss) would have been lower had certain expenses not been offset.
[3]	Less than $0.005 per share or $(0.005) per share.
[4]	The total return is calculated using the published Net Asset Value as of period end.
[5]	Not annualized.
[6]	Annualized.
[7]

Includes reduction from broker recapture amounting to 0.02% for the six months ended April 30, 2021, 0.03%, 0.03% and 0.02% for the fiscal years ended 2020, 2019, 2018, respectively, and 0.03%, 0.03% and 0.01% for Class N, Class I and Class Z, respectively, for the fiscal period ended 2017.

[8]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

[9]	The commencement of operations was October 2, 2017.

41

Notes to Financial Statements (unaudited) April 30, 2021

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AMG Funds, AMG Funds I and AMG Funds IV (the “Trusts”) are open-end management investment companies. AMG Funds and AMG Funds I are organized as Massachusetts business trusts, while AMG Funds IV is organized as a Delaware Statutory Trust, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trusts consist of a number of different funds, each having distinct investment management objectives, strategies, risks, and policies. Included in this report are AMG Funds I: AMG GW&K Core Bond ESG Fund (“Core Bond ESG”), AMG Funds: AMG GW&K Emerging Markets Equity Fund (“Emerging Markets Equity”) and AMG GW&K Emerging Wealth Equity Fund (“Emerging Wealth Equity”) and AMG Funds IV: GW&K Small/Mid Cap Growth Fund (“Small/Mid Cap Growth”) (formerly AMG GW&K Small Cap Fund II, which was formerly AMG Managers LMCG Small Cap Growth Fund) and GW&K Small Cap Value Fund II (“Small Cap Value II”) (formerly AMG Managers Silvercrest Small Cap Fund), each a “Fund” and collectively, the “Funds”.

Each Fund offers different classes of shares. All Funds offer Class N shares and Class I shares; and all Funds except for Small/Mid Cap Growth offer Class Z shares. Each class represents an interest in the same assets of the respective Fund. Although all share classes generally have identical voting rights, each share class votes separately when required by law. Different share classes may have different net asset values per share to the extent the share classes pay different distribution amounts and/or the expenses of such share classes differ. Each share class has its own expense structure. Please refer to a current prospectus for additional information on each share class.

On March 17-18, 2021, the Board of Trustees of AMG Funds IV (together with the Board of Trustees of AMG Funds and AMG Funds I, the“Board”) approved GW&K Investment Management, LLC (“GW&K”) as the subadviser to Small/Mid Cap Growth and Small Cap Value II on an interim basis to replace LMCG Investments, LLC (“LMCG”) and Silvercrest Asset Management Group LLC (“Silvercrest”), respectively, effective March 19, 2021. The Board also approved the longer-term appointment of GW&K, a new subadvisory agreement between the Investment Manager and GW&K and the submission of the new subadvisory agreements to shareholders for approval. In connection with the hiring of GW&K, effective March 19, 2021, Small/Mid Cap Growth and Small Cap Value II made changes to their investment objectives, principal investments strategies and principal risks. In addition, the Board approved the following fee changes for Small/Mid Cap Growth, to be implemented upon effectiveness of the new subadvisory agreement for Small/Mid Cap Growth: a reduction in the management fee rate from 0.90% to 0.62% of Small/Mid Cap Growth’s average daily net assets; the elimination of the shareholder servicing fees of up to 0.15% that Class N shares of Small/Mid Cap Growth are authorized to pay to financial intermediaries; a reduction in the shareholder servicing fees from 0.15% to 0.05% that Class I shares of Small/Mid Cap Growth are authorized to pay to financial intermediaries; and the reduction of the expense cap from 1.03% to 0.82% of the Fund’s average daily net assets (exclusive of certain excluded expenses). The Board also approved, subject to shareholder approval, a merger between Small Cap Value II and AMG GW&K Small Cap Value Fund (“Small Cap Value”).

In conjunction with the respective change in investment strategy for Small/Mid Cap Growth and Small Cap Value II, the Funds sold substantially all open positions around the date of the subadviser change that increased each Fund’s portfolio turnover. The Funds also declared a special capital gain distribution on March 24, 2021.

Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the Funds and thus Fund performance.

Certain instruments held by a Fund may pay an interest rate based on the London Interbank Offered Rate (“LIBOR”), which is the offered rate for short-term loans between certain major international banks. LIBOR is expected to be phased out by the end of 2021. While the effect of the phase out cannot yet be determined, it may result in, among other things, increased volatility or illiquidity in markets for instruments based on LIBOR and changes in the value of some LIBOR-based investments or the effectiveness of new hedges placed against existing LIBOR-based investments. These effects could occur prior to the end of 2021. There also remains uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments. All of the aforementioned may adversely affect a Fund’s performance or net asset value.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including accounting and reporting guidance pursuant to Accounting Standards Codification Topic 946 applicable to investment companies. U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a. VALUATION OF INVESTMENTS

Equity securities traded on a national securities exchange or reported on the NASDAQ national market system (“NMS”) are valued at the last quoted sales price on the primary exchange or, if applicable, the NASDAQ official closing price or the official closing price of the relevant exchange or, lacking any sales, at the last quoted bid price or the mean between the last quoted bid and ask prices (the “mean price”). Equity securities traded in the over-the-counter market (other than NMS securities) are valued at the mean price. Foreign equity securities (securities principally traded in markets other than U.S. markets) are valued at the official closing price on the primary exchange or, for markets that either do not offer an official closing price or where the official closing price may not be representative of the overall market, the last quoted sale price.

Fixed income securities purchased with a remaining maturity exceeding 60 days are valued at the evaluated mean price provided by an authorized pricing service or, if an evaluated price is not available, by reference to other securities which are considered comparable in credit rating, interest rate, due date and other features (generally referred to as “matrix pricing”) or other similar pricing methodologies.

Fixed income securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, provided that the amortized cost value is approximately the same as the fair value of the security valued without the use of amortized cost. Investments in other open-end registered investment companies are valued at their end of day net asset value per share.

The Funds’ portfolio investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third party pricing services approved by the Board. Under certain circumstances, the value of certain Fund portfolio investments may be

42

Notes to Financial Statements (continued)

based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board. The Valuation Committee, which is comprised of the Independent Trustees of the Board, and the Pricing Committee, which is comprised of representatives from AMG Funds LLC (the “Investment Manager”) are the committees appointed by the Board to make fair value determinations. Each Fund may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) in the event that the market quotation, price or market based valuation for the portfolio investment is not readily available or otherwise not determinable pursuant to the Board’s valuation procedures, if the Investment Manager or the Pricing Committee believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances. When determining the fair value of an investment, the Pricing Committee and, if required under the Trusts’ securities valuation procedures, the Valuation Committee, seeks to determine the price that the Fund might reasonably expect to receive from current sale of that portfolio investment in an arms-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental and analytical data relating to the investment; and (iii) the value of other comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers.

The values assigned to fair value portfolio investments are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Board will be presented with a quarterly report showing as of the most recent quarter end, all outstanding securities fair valued by the Funds, including a comparison with the prior quarter end and the percentage of the Funds that the security represents at each quarter end.

With respect to foreign equity securities and certain foreign fixed income securities, the Board has adopted a policy that securities held in the Funds that can be fair valued by the applicable fair value pricing service are fair valued on each business day provided that each individual price exceeds a pre-established confidence level.

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds.

Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign currency exchange contracts, swaps, foreign securities utilizing international fair value pricing, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments.

b. SECURITY TRANSACTIONS

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. INVESTMENT INCOME AND EXPENSES

Dividend income is recorded on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, and if after the fact, as soon as the Funds become aware of the ex-dividend date, except for Korean securities where dividends are recorded on confirmation date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Dividend and interest income on foreign securities is recorded gross of any withholding tax. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Upon notification from issuers, distributions received from a real estate investment trust (REIT) may be redesignated as a reduction of cost of investments and/or realized gain. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the funds in the Trusts and other trusts or funds within the AMG Funds Family of Funds (collectively the “AMG Funds Family”) based upon their relative average net assets or number of shareholders. Investment income, realized and unrealized capital gains and losses, the common expenses of each Fund, and certain fund level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of each Fund.

The following Funds had certain portfolio trades directed to various brokers under a brokerage recapture program. Credits received from the brokerage recapture program are earned and paid on a monthly basis, and are recorded as expense offsets, which serve to reduce the Funds’ overall expense ratio. For the six months ended April 30, 2021, the impact on the expenses and expense ratios were as follows:

43

Notes to Financial Statements (continued)

	Amount	Percentage Reduction
Small/Mid Cap Growth	$1,451	0.00%	[1]
Small Cap Value II	48,699	0.02%

[1]	Less than 0.005%.

d. DIVIDENDS AND DISTRIBUTIONS

Fund distributions resulting from either net investment income or realized net capital gains, if any, will normally be declared and paid at least annually in December. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Temporary differences are primarily due to wash sale loss deferrals, mark-to-market on passive foreign investment companies, and capital loss carryforwards. There were no permanent differences.

At April 30, 2021, the aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The approximate cost of investments and the aggregate gross unrealized appreciation and depreciation for federal income tax purposes were as follows:

Fund	Cost	Appreciation	Depreciation	Net Appreciation
Core Bond ESG	$184,896,438	$6,685,415	$(1,503,405)	$5,182,010
Emerging Markets Equity	45,574,366	17,910,417	(901,233)	17,009,184
Emerging Wealth Equity	230,369,071	63,972,346	(2,952,263)	61,020,083
Small/Mid Cap Growth	37,550,843	4,366,648	(447,461)	3,919,187
Small Cap Value II	159,618,083	13,955,452	(1,965,841)	11,989,611

e. FEDERAL TAXES

Each Fund currently qualifies as an investment company and intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for federal income or excise tax is included in the accompanying financial statements.

Additionally, based on each Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, each Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (generally, the three prior taxable years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. Additionally, Management is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

f. CAPITAL LOSS CARRYOVERS AND DEFERRALS

As of October 31, 2020, the following Funds had capital loss carryovers for federal income tax purposes as shown in the following chart. These amounts may be used to offset future realized capital gains indefinitely, and retain their character as short-term and/or long-term.

	Capital Loss
	Carryover Amounts

Fund	Short-Term	Long-Term	Total
Core Bond ESG	$425,987	$0	$425,987
Emerging Wealth Equity	911,098	0	911,098
Small Cap Value II	3,713,729	3,821,896	7,535,625

As of October 31, 2020, Emerging Markets Equity and Small/Mid Cap Growth had no capital loss carryovers for federal income tax purposes. Should the Funds incur net capital losses for the fiscal year ended October 31, 2021, such amounts may be used to offset future realized capital gains indefinitely, and retain their character as either short-term and/or long-term.

g. CAPITAL STOCK

The Trusts’ Declaration of Trust authorizes for each Fund the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date.

44

Notes to Financial Statements (continued)

For the six months ended April 30, 2021 (unaudited) and the fiscal year ended October 31, 2020, the capital stock transactions by class for the Funds were as follows:

	Core Bond ESG				Emerging Markets Equity

	April 30, 2021		October 31, 2020		April 30, 2021		October 31, 2020

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Class N:
Proceeds from sale of shares	26,842	$289,949	85,411	$920,846	21,662	$253,229	181,059	$1,744,337
Reinvestment of distributions	1,044	11,363	2,508	26,975	1,571	17,233	2,833	26,891
Cost of shares repurchased	(29,220)	(317,914)	(32,291)	(348,057)	(24,326)	(282,562)	(196,188)	(1,558,530)

Net increase (decrease)	(1,334)	$(16,602)	55,628	$599,764	(1,093)	$(12,100)	(12,296)	$212,698

Class I:
Proceeds from sale of shares	677,398	$7,354,728	1,374,556	$14,850,604	489,725	$5,512,023	1,230,745	$9,743,030
Reinvestment of distributions	135,205	1,471,870	374,177	4,019,598	35,661	386,561	52,112	491,414
Cost of shares repurchased	(1,476,133)	(16,091,463)	(3,385,772)	(36,392,063)	(53,157)	(604,334)	(1,837,609)	(15,777,470)

Net increase (decrease)	(663,530)	$(7,264,865)	(1,637,039)	$(17,521,861)	472,229	$5,294,250	(554,752)	$(5,543,026)

Class Z:
Proceeds from sale of shares	52,755	$576,307	82,098	$869,531	700,378	$8,040,516	231,629	$2,130,804
Reinvestment of distributions	2,885	31,370	7,172	77,096	115,827	1,248,619	128,421	1,203,308
Cost of shares repurchased	(37,094)	(407,907)	(44,147)	(477,970)	(46,014)	(517,605)	(1,213,641)	(11,305,915)

Net increase (decrease)	18,546	$199,770	45,123	$468,657	770,191	$8,771,530	(853,591)	$(7,971,803)

	Emerging Wealth Equity				Small/Mid Cap Growth

	April 30, 2021		October 31, 2020		April 30, 2021		October 31, 2020

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Class N:
Proceeds from sale of shares	6,953	$109,156	24,646	$275,535	46,469	$1,025,763	36,920	$687,740
Reinvestment of distributions	—	—	4,548	55,712	972,672	14,770,300	—	—
Cost of shares repurchased	(18,394)	(288,013)	(68,095)	(733,597)	(216,760)	(4,182,027)	(473,941)	(8,270,391)

Net increase (decrease)	(11,441)	$(178,857)	(38,901)	$(402,350)	802,381	$11,614,036	(437,021)	$(7,582,651)

Class I:
Proceeds from sale of shares	1,050,921	$16,894,410	1,818,122	$21,632,228	18,940	$483,441	34,550	$621,155
Reinvestment of distributions	—	—	17,592	216,555	202,482	3,199,629	—	—
Cost of shares repurchased	(35,978)	(562,395)	(656,368)	(7,085,572)	(126,311)	(2,411,897)	(576,238)	(10,222,921)

Net increase (decrease)	1,014,943	$16,332,015	1,179,346	$14,763,211	95,111	$1,271,173	(541,688)	$(9,601,766)

Class Z:
Proceeds from sale of shares	2,408,304	$38,041,477	8,182,601	$98,216,854	—	—	—	—
Reinvestment of distributions	161	2,470	27,678	339,331	—	—	—	—
Cost of shares repurchased	(445,490)	(6,989,009)	(3,049,658)	(33,692,378)	—	—	—	—

Net increase	1,962,975	$31,054,938	5,160,621	$64,863,807	—	—	—	—

45

Notes to Financial Statements (continued)

	Small Cap Value II

	April 30, 2021		October 31, 2020

	Shares	Amount	Shares	Amount
Class N:
Proceeds from sale of shares	288,123	$4,679,788	265,768	$3,703,030
Reinvestment of distributions	272,240	3,477,520	40,987	661,535
Cost of shares repurchased	(1,718,643)	(30,566,207)	(508,355)	(7,106,086)

Net decrease	(1,158,280)	$(22,408,899)	(201,600)	$(2,741,521)

Class I:
Proceeds from sale of shares	1,454,988	$23,376,864	3,344,085	$43,840,355
Reinvestment of distributions	3,539,680	46,154,445	244,758	3,996,897
Cost of shares repurchased	(6,736,742)	(100,866,599)	(4,572,252)	(61,700,564)

Net decrease	(1,742,074)	$(31,335,290)	(983,409)	$(13,863,312)

Class Z:
Proceeds from sale of shares	1,486,725	$28,133,131	605,490	$8,029,577
Reinvestment of distributions	1,659,776	21,602,353	58,746	958,146
Cost of shares repurchased	(1,148,502)	(16,392,892)	(400,565)	(5,620,269)

Net increase	1,997,999	$33,342,592	263,671	$3,367,454

h. REPURCHASE AGREEMENTS AND JOINT REPURCHASE AGREEMENTS

The Funds may enter into third-party repurchase agreements for temporary cash management purposes and third-party or bilateral joint repurchase agreements for reinvestment of cash collateral on securities lending transactions under the securities lending program offered by The Bank of New York Mellon (“BNYM”) (the “Program”) (collectively, “Repurchase Agreements”). The value of the underlying collateral, including accrued interest, must equal or exceed the value of the Repurchase Agreements during the term of the agreement. For joint repurchase agreements, the Funds participate on a pro rata basis with other clients of BNYM in its share of the underlying collateral under such joint repurchase agreements and in its share of proceeds from any repurchase or other disposition of the underlying collateral. The underlying collateral for all Repurchase Agreements is held in safekeeping by the Funds’ custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited. Pursuant to the Program, the Funds are indemnified for such losses by BNYM on joint repurchase agreements.

At April 30, 2021, the market value of Repurchase Agreements outstanding for Emerging Markets Equity, Emerging Wealth Equity and Small/Mid Cap Growth were $277,960, $3,343,259 and $409,985, respectively.

i. FOREIGN CURRENCY TRANSLATION

The books and records of the Funds are maintained in U.S. dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon current foreign exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions. Net realized and unrealized gain (loss) on foreign currency transactions represent: (1) foreign exchange gains and losses from the sale and holdings of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions and foreign currency exchange contracts; and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.

The Funds do not isolate the net realized and unrealized gain or loss resulting from changes in exchange rates from the fluctuations in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

2. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

For each of the Funds, the Trusts have entered into an investment advisory agreement under which the Investment Manager, a subsidiary and the U.S. retail distribution arm of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’ overall administration and operations. The Investment Manager selects one or more subadvisers for the Funds (subject to Board approval) and monitors each subadviser’s investment performance, security holdings and investment strategies. Each Fund’s investment portfolio is managed by GW&K Investment Management, LLC, (“GW&K”), who serves pursuant to a subadvisory agreement with the Investment Manager. Effective March 19, 2021, Small/Mid Cap Growth and Small Cap Value II are managed by GW&K. AMG indirectly owns a majority interest in GW&K. Prior to March 19, 2021, Small/Mid Cap Growth’s investment portfolio was managed by LMCG and Small Cap Value II’s investment portfolio was managed by Silvercrest, who served pursuant to subadvisory agreements with the Investment Manager.

46

Notes to Financial Statements (continued)

Investment management fees are paid directly by the Funds to the Investment Manager based on average daily net assets. For the six months ended April 30, 2021, the Funds’ investment management fees were paid at the following annual rate of each Fund’s respective average daily net assets:

Core Bond ESG	0.30%

Emerging Markets Equity	0.55%

Emerging Wealth Equity	0.55%

Small/Mid Cap Growth	0.90%

Small Cap Value II	0.90%

The Investment Manager has contractually agreed, through at least March 1, 2022 for Core Bond ESG, Emerging Markets Equity, Emerging Wealth Equity, Small/Mid Cap Growth and Small Cap Value II, to waive management fees and/or pay or reimburse fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses and extraordinary expenses) of Core Bond ESG, Emerging Markets Equity, Emerging Wealth Equity, Small/Mid Cap Growth and Small Cap Value II to 0.48%, 0.87%, 0.90%, 1.03% and 1.08%, respectively, of each Fund’s average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Funds in certain circumstances. Prior to March 1, 2020, the total annual Fund operating expense limitation was 1.05% of Emerging Markets Equity’s average daily net assets.

In general, for a period of up to 36 months after the date any amounts are paid, waived or reimbursed by the Investment Manager, the Investment Manager may recover such amounts from a Fund, provided that such repayment would not cause the Fund’s total annual operating expenses after fee waiver and expense reimbursements (exclusive of the items noted in the parenthetical above) to exceed either (i) the Expense Cap in effect at the time such amounts were paid, waived or reimbursed, or (ii) the Expense Cap in effect at the time of such repayment by the Fund.

The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of a Fund or a successor fund, by mutual agreement between the Investment Manager and the Board, or in the event of a Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of a Fund.

At April 30, 2021, the Funds’ expiration of reimbursements subject to recoupment is as follows:

Expiration Period	Core Bond ESG	Emerging Markets Equity	Small/Mid Cap Growth

Less than 1 year	$151,139	—	$146,831

1-2 years	150,693	$38,914	124,425

2-3 years	150,321	73,722	105,267

Total	$452,153	$112,636	$376,523

Expiration Period			Small Cap Value II

Less than 1 year			$120,273

1-2 years			127,577

2-3 years			112,214

Total			$360,064

The Investment Manager has contractually agreed, through March 1, 2021, to waive management fees and/or pay or reimburse Emerging Markets Equity’s expenses in an amount that is equal to the fees and expenses incurred indirectly by the Fund as a result of investment in shares of one or more acquired funds. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement among the Investment Manager, GW&K and the AMG Funds Board of Trustees or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund. For the four months ended February 28, 2021, the Investment Manager waived $297 in fees.

The Trusts, on behalf of the Funds, have entered into an amended and restated Administration Agreement under which the Investment Manager serves as the Funds’ administrator (the “Administrator”) and is responsible for all non-portfolio management aspects of managing the Funds’ operations, including administration and shareholder services to each Fund. Each Fund pays a fee to the Administrator at the rate of 0.15% per annum of the Fund’s average daily net assets for this service.

The Funds are distributed by AMG Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of the Investment Manager. The Distributor serves as the distributor and underwriter for each Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Generally the Distributor bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature.

Each Trust has adopted a distribution and service plan (the “Plan”) with respect to the Class N shares of each Fund, in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of FINRA regarding asset-based sales charges. Pursuant to the Plan, each Fund may

47

Notes to Financial Statements (continued)

make payments to the Distributor for its expenditures in financing any activity primarily intended to result in the sale of each Fund’s Class N shares and for maintenance and personal service provided to existing shareholders of that class. The Plan authorized payments to the Distributor up to 0.25% annually of each Fund’s average daily net assets attributable to the Class N shares. For Small/Mid Cap Growth and Small Cap Value II, the Plan is characterized as a reimbursement plan and is directly tied to expenses incurred by the Distributor; the payments the Distributor receives during any year may not exceed its actual expenses. The impact on the Class N annualized expense ratios for the six months ended April 30, 2021, were 0.25% for Core Bond ESG, Emerging Markets Equity, Emerging Wealth Equity and Small Cap Value II and 18% for Small/Mid Cap Growth.

For each of the Class N shares and Class I shares, the Board has approved reimbursement payments to the Investment Manager for shareholder servicing expenses (“shareholder servicing fees”) incurred. Shareholder servicing fees include payments to financial intermediaries, such as broker-dealers (including fund supermarket platforms), banks, and trust companies who provide shareholder recordkeeping, account servicing and other services. The Class N and Class I shares may reimburse the Investment Manager for the actual amount incurred up to a maximum annual rate of each Class’s average daily net assets as shown in the table below.

The Investment Manager has agreed, through at least October 1, 2021, to waive a portion of shareholder servicing fees paid by the various share classes of Small/Mid Cap Growth and Small Cap Value II, as necessary, to ensure the total net expense ratio for each share class of Small/Mid Cap Growth and Small Cap Value II do not increase due to the changes in the methodology of shareholder servicing reimbursements described above.

The impact on the annualized expense ratios for the six months ended April 30, 2021, were as follows:

Fund	Maximum Annual Amount Approved	Actual Amount Incurred
Core Bond ESG

Class N	0.15%	0.15%

Class I	0.10%	0.07%

Emerging Markets Equity

Class N	0.15%	0.15%

Class I	0.15%	0.08%

Emerging Wealth Equity

Class N	0.15%	0.15%

Class I	0.15%	0.13%

Small/Mid Cap Growth

Class N	0.15%	0.07%

Class I	0.15%	0.07%

Small Cap Value II

Class N	0.15%	0.07%

Class I	0.15%	0.07%

The Board provides supervision of the affairs of the Trusts and other trusts within the AMG Funds Family. The Trustees of the Trusts who are not affiliated with the Investment Manager receive an annual retainer and per meeting fees for regular, special and telephonic meetings, and they are reimbursed for out-of-pocket expenses incurred while carrying out their duties as Board members. The Chairman of the Board and the Audit Committee Chair receive additional annual retainers. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Securities and Exchange Commission (the “SEC”) granted an exemptive order that permits Core Bond ESG, Emerging Markets Equity, Emerging Wealth Equity to lend and borrow, and Small Cap Value II to lend money for certain temporary purposes directly to and from other eligible funds in the AMG Funds Family. Participation in this interfund lending program is voluntary for both the borrowing and lending funds, and an interfund loan is only made if it benefits each participating fund. The Administrator manages the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating funds. The interest earned and interest paid on interfund loans are included on the Statement of Operations as interest income and miscellaneous expense, respectively. For the six months ended April 30, 2021, the Funds neither borrowed nor lent to other funds in the AMG Funds family. At April 30, 2021, the Funds had no interfund loans outstanding.

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities and U.S. Government Obligations) for the six months ended April 30, 2021, were as follows:

	Long Term Securities

Fund	Purchases	Sales
Core Bond ESG	$31,413,685	$43,297,174

Emerging Markets Equity	20,519,299	9,858,794

Emerging Wealth Equity	96,059,069	45,542,784

Small/Mid Cap Growth	62,452,724	67,060,390

Small Cap Value II	242,252,780	327,738,504

Core Bond ESG purchases and sales of U.S. Government obligations during the six months ended April 30, 2021 were $28,001,130 and $25,905,440, respectively.

4. PORTFOLIO SECURITIES LOANED

The Funds participate in the Program providing for the lending of securities to qualified borrowers. Securities lending income includes earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the Program, and the Funds, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash, U.S. Treasury Obligations or U.S. Government Agency Obligations. Collateral is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Funds’ policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned.

48

Notes to Financial Statements (continued)

Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Funds are indemnified for such losses by BNYM. Cash collateral is held in separate omnibus accounts managed by BNYM, who is authorized to exclusively enter into joint repurchase agreements for that cash collateral. Securities collateral is held in separate omnibus accounts managed by BNYM that cannot be sold or pledged. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities as soon as practical, which is normally within three business days.

The value of securities loaned on positions held, cash collateral and securities collateral received at April 30, 2021, were as follows:

Fund	Securities Loaned	Cash Collateral Received	Securities Collateral Received	Total Collateral Received
Emerging Markets Equity	$1,107,000	$277,960	$879,325	$1,157,285

Emerging Wealth Equity	5,112,550	3,343,259	2,071,580	5,414,839

Small/Mid Cap Growth	2,339,811	409,985	2,005,604	2,415,589

Small Cap Value II	1,260,970	—	1,285,116	1,285,116

The following table summarizes the securities received as collateral for securities lending at April 30, 2021:

Fund	Collateral Type	Coupon Range	Maturity Date Range
Emerging Markets Equity	U.S. Treasury Obligations	0.000%-6.875%	05/20/21-08/15/50

Emerging Wealth Equity	U.S. Treasury Obligations	0.000%-6.875%	05/31/21-08/15/50

Small/Mid Cap Growth	U.S. Treasury Obligations	0.000%-6.875%	05/15/21-08/15/50

Small Cap Value II	U.S. Treasury Obligations	0.010%-6.875%	05/31/21-08/15/50

5. FOREIGN SECURITIES

Certain Funds invest in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in domestic securities. Non-domestic securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. A Fund’s investments in emerging market countries are exposed to additional risks. A Fund’s performance will be influenced by political, social and economic factors affecting companies in emerging market countries. Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Realized gains in certain countries may be subject to foreign taxes at the Fund level and the Fund would pay such foreign taxes at the appropriate rate for each jurisdiction.

6. COMMITMENTS AND CONTINGENCIES

Under the Trusts’ organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trusts. In addition, in the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against a Fund that have not yet occurred. However, based on experience, the Funds had no prior claims or losses and expect the risks of loss to be remote.

7. CREDIT AGREEMENT

Effective July 6, 2010, and amended and restated on July 22, 2020, AMG Funds IV entered into a Credit Agreement with BNYM which provides AMG Funds IV with a revolving line of credit of up to $50 million. The facility is shared by each Fund of AMG Funds IV and is available for temporary, emergency purposes including liquidity needs in meeting redemptions. The interest rate on outstanding Alternate Base Rate Loans is equal to the greater of the Prime Rate plus 1.25%, or 0.50% plus the Federal Funds Effective Rate plus 1.25%. The interest rate on outstanding Overnight Loans is equal to the greater of the Federal Funds Effective Rate plus 1.25%, or the One-Month LIBOR Rate plus 1.25%. AMG Funds IV pays a commitment fee on the unutilized commitment amount of 0.175% per annum, which is allocated to the Funds based on average daily net assets and included in miscellaneous expense on the Statement of Operations. Interest incurred on the line of credit utilized is included in the Statement of Operations as interest expense. At April 30, 2021, Small Mid/Cap Growth and Small Cap Value II had no loans outstanding.

The following Funds utilized the line of credit during the six months ended April 30, 2021:

Fund	Weighted Average Borrowed	Number of Days	Interest Paid	Average Interest Rate
Small/Mid Cap Growth	$1,471,403	3	$166	1.357%

Small Cap Value II	11,446,562	21	9,082	1.360%

49

Notes to Financial Statements (continued)

8. MASTER NETTING AGREEMENTS

The Funds may enter into master netting agreements with their counterparties for the securities lending program and Repurchase Agreements, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting agreements in the Statement of Assets and Liabilities. For securities lending transactions, see Note 4.

		Gross Amount Not Offset in the Statement of Assets and Liabilities
Fund	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Offset Amount	Net Asset Balance	Collateral Received	Net Amount
Emerging Markets Equity

Morgan Stanley & Co. LLC	$277,960	—	$277,960	$277,960	—
Emerging Wealth Equity

Bank of America Securities, Inc.	$1,000,000	—	$1,000,000	$1,000,000	—

Daiwa Capital Markets America	1,000,000	—	1,000,000	1,000,000	—

Morgan Stanley & Co. LLC	343,259	—	343,259	343,259	—

RBC Dominion Securities, Inc.	1,000,000	—	1,000,000	1,000,000	—

Total	$3,343,259	—	$3,343,259	$3,343,259	—

Small/Mid Cap Growth
Citigroup Global Markets, Inc.	$409,985	—	$409,985	$409,985	—

9. SUBSEQUENT EVENTS

The Funds have determined that no material events or transactions occurred through the issuance date of the Funds’ financial statements which require an additional disclosure in or adjustment of the Funds’ financial statements, except all proposals related to Small Cap Value II and Small/Mid Cap Growth, as discussed in Note 1, were approved by the respective Fund’s shareholders. Additionally, in connection with the merger between Small Cap Value II and Small Cap Value, that is expected to close on or about August 9, 2021, the Investment Manager agreed to waive a portion of the management fee so the management fee will be limited to

0.70% of the Fund’s average daily net assets; waive a portion of the shareholder servicing fees payable by Class I so the amount charged does not exceed 0.05% of Small Cap Value II’s average daily net assets attributable to the Class I shares; waive a portion of the shareholder servicing fees payable by Class N such that the aggregate distribution and/or service fees under the Plan and shareholder servicing fees paid by Class N does not exceed 0.25% of Small Cap Value II’s average daily net assets attributable to the Class N shares; and reduced the expense cap of Small Cap Value II from 1.08% to 0.90% of the Fund’s average daily net assets (exclusive of certain excluded expenses).

50

Approval of Subadvisory Agreements

AMG Managers LMCG Small Cap Growth Fund: Approval of Subadvisory Agreements on March 17-18, 2021

At a meeting held via telephone and videoconference on March 17-18, 2021,[1] the Board of Trustees (the “Board” or the “Trustees”), and separately a majority of the Trustees who are not “interested persons” of AMG Funds IV (the “Trust”) (the “Independent Trustees”), unanimously voted to terminate the subadvisory agreement between AMG Funds LLC (the “Investment Manager”) and LMCG Investments, LLC (“LMCG”) with respect to AMG Managers LMCG Small Cap Growth Fund (the “Fund”) (the “Former Subadvisory Agreement”), and approve the interim subadvisory agreement between the Investment Manager and GW&K Investment Management, LLC (“GW&K”) with respect to the Fund (the “Interim Subadvisory Agreement”), the new subadvisory agreement between the Investment Manager and GW&K with respect to the Fund (the “New Subadvisory Agreement” and together with the Interim Subadvisory Agreement, the “Agreements”), and the presentation of the New Subadvisory Agreement for shareholder approval at a special meeting to be held for such purpose, including a recommendation that shareholders vote to approve the New Subadvisory Agreement. The Independent Trustees were separately represented by independent legal counsel in their consideration of the Agreements.

(the “Investment Strategy”) that are intended to be used by GW&K in managing the Fund. The Trustees noted that, initially, the Fund would invest, under normal circumstances, at least 80% of its assets in common stocks and other equity securities of small-cap companies. The Trustees further noted that, effective May 21, 2021, the Fund would invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of small- and mid-capitalization companies. Among other things, at this meeting and/or prior meetings, the Trustees reviewed information on portfolio management and other professional staff, information regarding GW&K’s organizational and management structure, GW&K’s compliance policies and procedures, and GW&K’s brokerage policies and practices. The Trustees noted that GW&K was founded in 1974 and has 155 employees. The Trustees considered specific information provided regarding the experience of the individuals at GW&K that are expected to have portfolio management responsibility for the Fund. The Trustees noted that both proposed portfolio managers joined GW&K in 2008. The Trustees further noted that one of the proposed portfolio managers serves as a portfolio manager on other funds subadvised by GW&K in the AMG been adjusted for the fees and expenses of the Fund. The Trustees noted that the Small/Mid Cap Growth Composite outperformed its benchmark for the 3-year and 5-year periods ended December 31, 2020 and for the period since the inception of the Small/Mid Cap Growth Composite on January 1, 2016 through December 31, 2020. The Trustees further considered the performance of the other funds in the AMG Funds Complex sub-advised by GW&K.

SUBADVISORY FEES, PROFITABILITY AND ECONOMIES OF SCALE

The Trustees noted that the Investment Manager, and not the Fund, is responsible for paying the fees charged by GW&K. In considering the anticipated profitability of GW&K with respect to the provision of subadvisory services to the Fund, the Trustees considered information regarding GW&K’s organization, management and financial stability. The Trustees noted that, because GW&K is an affiliate (“Affiliate”) of the Investment Manager, a portion of GW&K’s revenues or anticipated profits might be shared directly or indirectly with the Investment Manager. The Trustees also noted that the subadvisory fee rate to be paid to GW&K under the Interim Subadvisory Agreement was the same as the rate paid to LMCG under the Former Subadvisory Agreement. The

In considering the Agreements, the Trustees considered the information relating to the Fund and GW&K provided to them in connection with the meeting on March 17-18, 2021 and other meetings of the Board throughout the last twelve months, as well as in prior years. In considering the Agreements, the Trustees also considered information relating to the twelve other funds that GW&K sub-advises in the AMG Funds Family of Funds, which, as of March 17-18, 2021, consisted of 46 funds (the “AMG Funds Complex”). Prior to voting, the Independent Trustees: (a) reviewed the foregoing information; (b) received materials from their independent legal counsel discussing the legal standards applicable to their consideration of the Agreements; and (c) met with their independent legal counsel in a private session at which no representatives of management were present.

NATURE, EXTENT AND QUALITY OF SERVICES

In considering the nature, extent and quality of the services to be provided by GW&K, the Trustees reviewed information relating to GW&K’s financial condition, operations and personnel and the investment philosophy, strategies and techniques

Funds Complex. In the course of their deliberations, the Trustees evaluated, among other things: (a) the expected services to be rendered by GW&K to the Fund; (b) the qualifications and experience of GW&K’s personnel; and (c) GW&K’s compliance program. The Trustees additionally considered GW&K’s risk management processes. The Trustees reviewed GW&K’s compliance policies and procedures, code of ethics, and specific information related to how GW&K monitors, among other things, portfolio compliance and proxy voting and deemed all of them to be adequate. The Trustees also took into account the financial condition of GW&K with respect to its ability to provide the services required under the Agreements and noted that, as of December 31, 2020, GW&K managed approximately $51 billion in assets. The Trustees concluded that, given GW&K’s financial condition, it would be able to meet any reasonably foreseeable obligations under the Agreements.

PERFORMANCE

Because GW&K was proposing to manage the Fund with its small/mid cap growth investment strategy, the Trustees noted that they could not draw any conclusions regarding the performance of the Fund to date. The Trustees, however, considered the performance provided by GW&K with respect to its Small/Mid Cap Growth Composite, which had not

Trustees also noted that the subadvisory fee rate to be paid to GW&K under the New Subadvisory Agreement was lower than the rate paid to LMCG under the Former Subadvisory Agreement. The Trustees further noted that the Investment Manager proposed certain fee changes for the Fund, all of which would be implemented upon the effectiveness of the New Subadvisory Agreement and would result in the overall reduction of the Fund’s net expense ratios as compared with the Fund’s current fee structure. The Trustees also considered the amount of the advisory fee retained by the Investment Manager after payment of the subadvisory fee with respect to the Fund, which would decrease if the New Subadvisory Agreement was approved. The Trustees also noted payments made or to be made from GW&K to the Investment Manager, and other payments made or to be made from the Investment Manager to GW&K, including certain expense sharing arrangements related to, among other things, shareholder servicing and distribution. The Trustees concluded that these arrangements were reasonable. The Trustees noted that the management fees (which include both the advisory and administration fees) and total expenses (net of applicable expense waivers/reimbursements) of Class I shares (the class of shares which is the primary focus of the Fund’s distribution) of the Fund

51

Approval of Subadvisory Agreements (continued)

would both be higher than the average for an appropriate peer group of similar mutual funds for the Fund once the new fee changes went into effect.

The Board took into account management’s discussion of the proposed subadvisory fee structure, and the services GW&K is expected to provide in performing its functions under the Agreements. The Trustees were provided with the estimated profitability of GW&K with respect to its proposed subadvisory services to the Fund. The Trustees also were provided, in advance of their June 25, 2020 meeting, with the profitability of GW&K with respect to the other funds it sub-advises in the AMG Funds Complex. Based on the foregoing, the Trustees concluded that the profitability to GW&K is expected to be reasonable and that GW&K is not expected to realize material benefits from economies of scale that would warrant adjustments to the subadvisory fees at this time. Also with respect to economies of scale, the Trustees noted that as the Fund’s assets increase over time, the Fund may realize economies of scale with respect to certain fees and expenses, other than the Fund’s management fee, to the extent the increase in assets is proportionally greater than the increase in such fees and expenses.

overlap and provide more differentiated investment solutions for the AMG Funds complex that are otherwise not available to U.S. retail investors. The Trustees further considered that the repositioning would bring AMG’s strong partnerships in support of the Fund and the AMG Funds complex as a whole and enable AMG Funds to bring the best capabilities of AMG’s Affiliates to the Fund and the rest of the AMG Funds complex. The Trustees noted that AMG’s relationship with its Affiliates will also allow the Fund to have greater insight into the Affiliate’s compliance and business platform than is generally possible with third party subadvisers, aiding the ongoing monitoring of subadvisers. In light of the foregoing, in approving the Agreements, the Trustees, including a majority of the Independent Trustees, determined that the hiring of GW&K is in the best interests of the Fund and its shareholders and does not involve a conflict of interest from which the Investment Manager or an affiliated subadviser derives an inappropriate advantage.

*    *    *    *

After consideration of the foregoing, the Trustees reached the following conclusions (in addition to the

Funds LLC (the “Investment Manager”) and Silvercrest Asset Management Group LLC (“Silvercrest”) with respect to AMG Managers Silvercrest Small Cap Fund (the “Fund”) (the “Former Subadvisory Agreement”), and approve the interim subadvisory agreement between the Investment Manager and GW&K Investment Management, LLC (“GW&K”) with respect to the Fund (the “Interim Subadvisory Agreement”), the new subadvisory agreement between the Investment Manager and GW&K with respect to the Fund (the “New Subadvisory Agreement” and together with the Interim Subadvisory Agreement, the “Agreements”), and the presentation of the New Subadvisory Agreement for shareholder approval at a special meeting to be held for such purpose, including a recommendation that shareholders vote to approve the New Subadvisory Agreement. The Independent Trustees were separately represented by independent legal counsel in their consideration of the Agreements.

In considering the Agreements, the Trustees considered the information relating to the Fund and GW&K provided to them in connection with the meeting on March 17-18, 2021 and other meetings of the Board throughout the last twelve months, as well as in

In addition, the Trustees considered other potential benefits of the subadvisory relationship to GW&K, including, among others, the potential broadening of GW&K’s small/mid cap growth investment capabilities, as well as the indirect benefits that GW&K may receive from GW&K’s relationship with the Fund, including any so-called “fallout benefits” to GW&K, such as reputational value derived from GW&K serving as subadviser to the Fund, which bears GW&K’s name. Taking into account all of the foregoing, the Trustees concluded that, in light of the nature, extent and quality of the services to be provided by GW&K, and the other considerations noted above with respect to GW&K, the Fund’s subadvisory fees are reasonable.

The Trustees also considered information provided by the Investment Manager related to the benefits of the proposed strategic repositioning of the AMG Funds complex. The Trustees considered that the strategic repositioning was expected to create value for the Fund, the other funds in the AMG Funds complex and their shareholders through enhanced resources and competitive fee levels. The Trustees noted that the proposed changes would bring the full range of AMG’s resources to bear on the growth and success of the AMG Funds, streamline the lineup of funds in the AMG Funds complex and reduce the number of subadvisers, significantly reduce strategy conclusions discussed above) regarding each Agreement: (a) GW&K has demonstrated that it possesses the capability and resources to perform the duties required of it under each Agreement; (b) GW&K’s Investment Strategy is appropriate for pursuing the Fund’s investment objectives; (c) GW&K is reasonably likely to execute its investment strategy consistently over time; and (d) GW&K maintains appropriate compliance programs.

Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees concluded that approval of each Agreement would be in the best interests of the Fund and its shareholders. Accordingly, on March 17-18, 2021, the Trustees, and separately a majority of the Independent Trustees, unanimously voted to approve each Agreement.

AMG Managers Silvercrest Small Cap Fund: Approval of Subadvisory Agreements on March 17-18, 2021

At a meeting held via telephone and videoconference on March 17-18, 2021,[1] the Board of Trustees (the “Board” or the “Trustees”), and separately a majority of the Trustees who are not “interested persons” of AMG Funds IV (the “Trust”) (the “Independent Trustees”), unanimously voted to terminate the subadvisory agreement between AMG prior years. In considering the Agreements, the Trustees also considered information relating to the twelve other funds that GW&K sub-advises in the AMG Funds Family of Funds, which, as of March 17-18, 2021, consisted of 46 funds (the “AMG Funds Complex”). Prior to voting, the Independent Trustees: (a) reviewed the foregoing information; (b) received materials from their independent legal counsel discussing the legal standards applicable to their consideration of the Agreements; and (c) met with their independent legal counsel in a private session at which no representatives of management were present.

NATURE, EXTENT AND QUALITY OF SERVICES

In considering the nature, extent and quality of the services to be provided by GW&K, the Trustees reviewed information relating to GW&K’s financial condition, operations and personnel and the investment philosophy, strategies and techniques (the “Investment Strategy”) that are intended to be used by GW&K in managing the Fund. The Trustees noted that the Fund would invest, under normal circumstances, at least 80% of its assets in common stocks and other equity securities of small-cap companies. Among other things, at this meeting and/or prior meetings, the Trustees reviewed information on portfolio management and other professional staff, information regarding GW&K’s

52

Approval of Subadvisory Agreements (continued)

organizational and management structure, GW&K’s compliance policies and procedures, and GW&K’s brokerage policies and practices. The Trustees noted that GW&K was founded in 1974 and has 155 employees. The Trustees considered specific information provided regarding the experience of the individuals at GW&K that are expected to have portfolio management responsibility for the Fund. The Trustees noted that one proposed portfolio manager joined GW&K in 2005 and the other proposed portfolio manager joined GW&K in 2008. The Trustees further noted that each portfolio manager serves as a portfolio manager on at least one other fund subadvised by GW&K in the AMG Funds Complex. In the course of their deliberations, the Trustees evaluated, among other things: (a) the expected services to be rendered by GW&K to the Fund; (b) the qualifications and experience of GW&K’s personnel; and (c) GW&K’s compliance program. The Trustees additionally considered GW&K’s risk management processes. The Trustees reviewed GW&K’s compliance policies and procedures, code of ethics, and specific information related to how GW&K monitors, among other things, portfolio compliance and proxy voting and deemed all of them to be adequate. The Trustees also took into account the financial condition of GW&K with respect to its ability to provide the services required profitability of GW&K with respect to the provision of subadvisory services to the Fund, the Trustees considered information regarding GW&K’s organization, management and financial stability. The Trustees noted that, because GW&K is an affiliate of the Investment Manager, a portion of GW&K’s revenues or anticipated profits might be shared directly or indirectly with the Investment Manager. The Trustees also noted that the subadvisory fee rate to be paid to GW&K under each Agreement was the same as the rate paid to Silvercrest under the Former Subadvisory Agreement. The Trustees also considered the percentage amount of the advisory fee retained by the Investment Manager after payment of the subadvisory fee with respect to the Fund, which would not change if the New Subadvisory Agreement was approved. The Trustees also noted payments made or to be made from GW&K to the Investment Manager, and other payments made or to be made from the Investment Manager to GW&K, including certain expense sharing arrangements related to, among other things, shareholder servicing and distribution. The Trustees concluded that these arrangements were reasonable.

from GW&K’s relationship with the Fund, including any so-called “fallout benefits” to GW&K, such as reputational value derived from GW&K serving as subadviser to the Fund, which bears GW&K’s name. Taking into account all of the foregoing, the Trustees concluded that, in light of the nature, extent and quality of the services to be provided by GW&K, and the other considerations noted above with respect to GW&K, the Fund’s subadvisory fees are reasonable.

The Trustees also considered information provided by the Investment Manager related to the benefits of the proposed strategic repositioning of the AMG Funds complex. The Trustees considered that the strategic repositioning was expected to create value for the Fund, the other funds in the AMG Funds complex and their shareholders through enhanced resources and competitive fee levels. The Trustees noted that the proposed changes would bring the full range of AMG’s resources to bear on the growth and success of the AMG Funds, streamline the lineup of funds in the AMG Funds complex and reduce the number of subadvisers, significantly reduce strategy overlap and provide more differentiated investment solutions for the AMG Funds complex that are under the Agreements and noted that, as of December 31, 2020, GW&K managed approximately $51 billion in assets. The Trustees concluded that, given GW&K’s financial condition, it would be able to meet any reasonably foreseeable obligations under the Agreements.

PERFORMANCE

Because GW&K was proposing to manage the Fund with its small cap value investment strategy, the Trustees noted that they could not draw any conclusions regarding the performance of the Fund to date. The Trustees, however, considered the performance provided by GW&K with respect to its Small Cap Value Composite, which had not been adjusted for the fees and expenses of the Fund. The Trustees noted that the Small Cap Value Composite outperformed its benchmark for the period since the inception date of the Small Cap Value Composite on July 1, 2012 through December 31, 2020. The Trustees further considered the performance of the other funds in the AMG Funds Complex sub-advised by GW&K.

SUBADVISORY FEES, PROFITABILITY AND ECONOMIES OF SCALE

The Trustees noted that the Investment Manager, and not the Fund, is responsible for paying the fees charged by GW&K. In considering the anticipated

The Board took into account management’s discussion of the proposed subadvisory fee structure, and the services GW&K is expected to provide in performing its functions under the Agreements. The Trustees were provided with the estimated profitability of GW&K with respect to its proposed subadvisory services to the Fund. The Trustees also were provided, in advance of their June 25, 2020 meeting, with the profitability of GW&K with respect to the other funds it sub-advises in the AMG Funds Complex. Based on the foregoing, the Trustees concluded that the profitability to GW&K is expected to be reasonable and that GW&K is not expected to realize material benefits from economies of scale that would warrant adjustments to the subadvisory fees at this time. Also with respect to economies of scale, the Trustees noted that as the Fund’s assets increase over time, the Fund may realize economies of scale with respect to certain fees and expenses, other than the Fund’s management fee, to the extent the increase in assets is proportionally greater than the increase in such fees and expenses.

In addition, the Trustees considered other potential benefits of the subadvisory relationship to GW&K, including, among others, the potential broadening of GW&K’s small cap value investment capabilities, as well as the indirect benefits that GW&K may receive otherwise not available to U.S. retail investors. The Trustees further considered that the repositioning would bring AMG’s strong partnerships in support of the Fund and the AMG Funds complex as a whole and enable AMG Funds to bring the best capabilities of AMG’s Affiliates to the Fund and the rest of the AMG Funds complex. The Trustees noted that AMG’s relationship with its Affiliates will also allow the Fund to have greater insight into the Affiliate’s compliance and business platform than is generally possible with third party subadvisers, aiding the ongoing monitoring of subadvisers. In light of the foregoing, in approving the Agreements, the Trustees, including a majority of the Independent Trustees, determined that the hiring of GW&K is in the best interests of the Fund and its shareholders and does not involve a conflict of interest from which the Investment Manager or an affiliated subadviser derives an inappropriate advantage.

*    *    *    *

After consideration of the foregoing, the Trustees reached the following conclusions (in addition to the conclusions discussed above) regarding each Agreement: (a) GW&K has demonstrated that it possesses the capability and resources to perform the duties required of it under each Agreement; (b) GW&K’s Investment Strategy is appropriate for pursuing the Fund’s investment objectives; (c)

53

Approval of Subadvisory Agreements (continued)

GW&K is reasonably likely to execute its investment strategy consistently over time; and (d) GW&K maintains appropriate compliance programs.

Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees concluded that approval of each Agreement would be in the best interests of the Fund and its shareholders. Accordingly, on March 17-18, 2021, the Trustees, and separately a majority of the Independent Trustees, unanimously voted to approve each Agreement.

[1] The Trustees determined that the conditions surrounding the COVID-19 virus constituted unforeseen or emergency circumstances and that reliance on the SEC’s exemptive order, which provides relief from the in-person voting requirements of the 1940 Act in certain circumstances (the “In-Person Relief”), was necessary or appropriate due to the circumstances related to current or potential effects of COVID-19. The Trustees unanimously wished to rely on the In-Person Relief with respect to the approval of those matters on the agenda for the March 17-18, 2021 meeting that would otherwise require in-person votes under the 1940 Act. See Investment Company Release No. 33897 (June 19, 2020). This exemptive order supersedes, in part, a similar, earlier exemptive order issued by the SEC (Investment Company Release No. 33824 (March 25, 2020)).

54

Funds Liquidity Risk Management Program

The Securities and Exchange Commission (the “SEC”) adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that a fund will be unable to meet its redemption obligations and mitigating dilution of the interests of fund shareholders.

The AMG Funds Family of Funds (each a “Fund,” and collectively, the “Funds”) have adopted and implemented a Liquidity Risk Management Program (the “Program”) as required by the Liquidity Rule. The Program is reasonably designed to assess and manage each Fund’s liquidity risk, taking into consideration the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short and long-term cash flow projections, and its holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources, including access to the Funds’ credit facility. Under the Liquidity Rule, each liquidity classification category (highly liquid, moderately liquid, less liquid and illiquid) is defined with respect to the time it is reasonably expected to take to convert the investment to cash (or sell or dispose of the investment) in current market conditions without significantly changing the market value of the investment.

The Funds’ Board of Trustees (the “Board”) appointed AMG Funds, LLC (“AMGF”) as the Program administrator. AMGF formed a Liquidity Risk Management Committee (“LRMC”), which includes members of various departments across AMGF, including Legal, Compliance, Mutual Fund Services, Investment Research and Product Analysis & Operations and, as needed, other representatives of AMGF and/or representatives of the subadvisers to the Funds. The LRMC meets on a periodic basis, no less frequently than monthly. The LRMC is responsible for the Program’s administration and oversight and for reporting to the Board on at least an annual basis regarding the Program’s operation and effectiveness.

At a meeting of the Board held on March 17-18, 2021, the Board received a report from the LRMC regarding the design and operational effectiveness of the Program for the period January 1, 2020 through December 31, 2020 (the “Program Reporting Period”).

The Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing a Fund’s liquidity risk, as follows:

A. The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions:

During the Program Reporting Period, the LRMC reviewed whether each Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions is appropriate for an open-end fund structure. The LRMC also factored a Fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account.

B. Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions:

During the Program Reporting Period, the LRMC reviewed historical net redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size. The Funds maintain an in-kind redemption policy, which may be utilized to meet larger redemption requests, when appropriate. The LRMC may also take into consideration a Fund’s shareholder ownership concentration, a Fund’s distribution channels, and the degree of certainty associated with a Fund’s short-term and long-term cash flow projections.

C. Holdings of cash and cash equivalents, as well as borrowing arrangements:

The LRMC considered the terms of the credit facilities available to the Funds.

The report concluded that, based upon the review of the Program, using resources and methodologies that AMGF considers reasonable, AMGF believes that the Program and Funds’ Liquidity Risk Management Policies and Procedures are adequate, effective, and reasonably designed to effectively manage the Funds’ liquidity risk.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to each Fund’s prospectus or statement of additional information for more information regarding a Fund’s exposure to liquidity risk and other principal risks to which an investment in a Fund may be subject.

55

THIS PAGE INTENTIONALLY LEFT BLANK

INVESTMENT MANAGER AND ADMINISTRATOR

AMG Funds LLC

One Stamford Plaza

263 Tresser Blvd, Suite 949

Stamford, CT 06901

800.548.4539

DISTRIBUTOR

AMG Distributors, Inc.

One Stamford Plaza

263 Tresser Blvd, Suite 949

Stamford, CT 06901

800.548.4539

SUBADVISER

GW&K Investment Management, LLC

222 Berkeley St.

Boston, MA 02116

CUSTODIAN

The Bank of New York Mellon

111 Sanders Creek Parkway

East Syracuse, NY 13057

LEGAL COUNSEL

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

Attn: AMG Funds

4400 Computer Drive

Westborough, MA 01581

800.548.4539

TRUSTEES

Bruce B. Bingham

Christine C. Carsman

Kurt A. Keilhacker

Steven J. Paggioli

Richard F. Powers III

Eric Rakowski

Victoria L. Sassine

Thomas R. Schneeweis

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.548.4539. Distributed by AMG Distributors, Inc., member FINRA/SIPC.

Current net asset values per share for each Fund are available on the Funds’ website at amgfunds.com.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.548.4539, or (ii) on the Securities and Exchange Commission’s (SEC) website at sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.548.4539 or visit the SEC website at sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ portfolio holdings on Form N-PORT are available on the SEC’s website at sec.gov and the Funds’ website at amgfunds.com. To review a complete list of the Funds’ portfolio holdings, or to view the most recent semiannual report or annual report, please visit amgfunds.com.

amgfunds.com |

BALANCED FUNDS

AMG GW&K Global Allocation

GW&K Investment Management, LLC

AMG FQ Global Risk-Balanced

First Quadrant, L.P.

EQUITY FUNDS

AMG Beutel Goodman International Equity

Beutel, Goodman & Company Ltd.

AMG Boston Common Global Impact

Boston Common Asset Management, LLC

AMG Managers CenterSquare Real Estate

CenterSquare Investment Management LLC

AMG Frontier Small Cap Growth

Frontier Capital Management Co., LLC

AMG GW&K Small Cap Core

AMG GW&K Small Cap Value

AMG GW&K Small Cap Value II

AMG GW&K Small/Mid Cap

AMG GW&K Small/Mid Cap Growth

AMG GW&K Emerging Markets Equity

AMG GW&K Emerging Wealth Equity

AMG GW&K International Small Cap

GW&K Investment Management, LLC

AMG Montrusco Bolton Large Cap Growth

Montrusco Bolton Investments, Inc.

AMG Renaissance Large Cap Growth

The Renaissance Group LLC

AMG River Road Dividend All Cap Value

AMG River Road Focused Absolute Value

AMG River Road Large Cap Value Select

AMG River Road Long-Short

AMG River Road Mid Cap Value

AMG River Road Small-Mid Cap Value

AMG River Road Small Cap Value

River Road Asset Management, LLC

AMG TimesSquare Emerging Markets Small Cap

AMG TimesSquare Global Small Cap

AMG TimesSquare International Small Cap

AMG TimesSquare Mid Cap Growth

AMG TimesSquare Small Cap Growth

TimesSquare Capital Management, LLC

AMG Veritas Asia Pacific

AMG Veritas China

AMG Veritas Global Focus

AMG Veritas Global Real Return

Veritas Asset Management LLP

AMG Yacktman

AMG Yacktman Focused

AMG Yacktman Focused Fund - Security Selection Only

AMG Yacktman Special Opportunities

Yacktman Asset Management LP

FIXED INCOME FUNDS

AMG Beutel Goodman Core Plus Bond

Beutel, Goodman & Company Ltd.

AMG GW&K Core Bond ESG

AMG GW&K Enhanced Core Bond ESG

AMG GW&K ESG Bond

AMG GW&K High Income

AMG GW&K Municipal Bond

AMG GW&K Municipal Enhanced Yield

GW&K Investment Management, LLC

amgfunds.com |	043021	SAR069

SEMI-ANNUAL REPORT

AMG Funds

April 30, 2021

AMG Frontier Small Cap Growth Fund
Class N: MSSVX | Class I: MSSCX | Class Z: MSSYX

AMG Veritas China Fund

(formerly AMG Managers Emerging Opportunities Fund)

Class N: MMCFX | Class I: MIMFX

amgfunds.com	043021	SAR022

AMG Funds
Semi-Annual Report – April 30, 2021 (unaudited)

TABLE OF CONTENTS	PAGE

ABOUT YOUR FUND’S EXPENSES	2

FUND PERFORMANCE	3

FUND SNAPSHOTS AND SCHEDULES OF PORTFOLIO INVESTMENTS

AMG Frontier Small Cap Growth Fund	4

AMG Veritas China Fund	8

FINANCIAL STATEMENTS

Statement of Assets and Liabilities	13

Balance sheets, net asset value (NAV) per share computations and cumulative distributable earnings (loss)

Statement of Operations	15

Detail of sources of income, expenses, and realized and unrealized gains (losses) during the fiscal period

Statements of Changes in Net Assets	16

Detail of changes in assets for the past two fiscal periods

Financial Highlights	17

Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

Notes to Financial Statements	22

Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

APPROVAL OF SUBADVISORY AGREEMENT	28

FUNDS LIQUIDITY RISK MANAGEMENT PROGRAM	30

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the AMG Funds Family of Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

About Your Fund’s Expenses (unaudited)

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended April 30, 2021	Expense Ratio for the Period	Beginning Account Value 11/01/20	Ending Account Value 04/30/21	Expenses Paid During the Period*

AMG Frontier Small Cap Growth Fund

Based on Actual Fund Return

Class N	1.30%	$1,000	$1,489	$8.02

Class I	0.94%	$1,000	$1,492	$5.81

Class Z	0.90%	$1,000	$1,492	$5.56

Based on Hypothetical 5% Annual Return

Class N	1.30%	$1,000	$1,018	$6.51

Class I	0.94%	$1,000	$1,020	$4.71

Class Z	0.90%	$1,000	$1,020	$4.51

AMG Veritas China Fund

Based on Actual Fund Return

Class N	1.17%	$1,000	$1,529	$7.34

Class I	0.94%	$1,000	$1,531	$5.90

Based on Hypothetical 5% Annual Return

Class N	1.17%	$1,000	$1,019	$5.86

Class I	0.94%	$1,000	$1,020	$4.71

*  Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

2

Fund Performance (unaudited) Periods ended April 30, 2021

The table below shows the average annual total returns for the periods indicated for each Fund, as well as each Fund’s relative index for the same time periods ended April 30, 2021.

Average Annual Total Returns[1]	Six Months*	One Year	Five Years	Ten Years	Since Inception	Inception Date
AMG Frontier Small Cap Growth Fund[2,3,4,5,6,7]
Class N	48.92%	94.68%	24.38%	13.49%	15.54%	01/01/10
Class I	49.26%	95.27%	24.77%	13.82%	10.11%	09/24/97
Class Z	49.24%	95.19%	24.89%	14.02%	16.05%	01/01/10
Russell 2000® Growth Index[12]	37.84%	69.15%	18.89%	12.86%	7.68%	09/24/97	†
AMG Veritas China Fund[2,5,6,7,8,9,10,11]
Class N	52.90%	82.10%	21.00%	13.74%	13.72%	06/30/94
Class I	53.09%	82.52%	21.29%	—	18.19%	10/01/11
Russell Microcap® Index[13]	61.12%	91.72%	17.41%	12.07%	—	—
Russell 2000® Index[14]	48.06%	74.91%	16.48%	11.63%	10.19%	06/30/94	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Funds and other information, please call 800.548.4539 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.

*	Not annualized.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Funds are net of expenses and based on the published NAV as of April 30, 2021. All returns are in U.S. dollars ($).

[2]	From time to time, the Funds’ advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[3]

The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history and a reliance on one or a limited number of products.

[4]	Active and frequent trading of a fund may result in higher transaction costs and increased tax liability.

[5]

The Fund invests in growth stocks, which may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits. Growth stocks may underperform value stocks during given periods.

[6]

Companies that are in similar industry sectors may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

[7]

Market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of economic or political factors, market conditions, disasters or public health issues, or in response to events that affect particular industries or companies.

[8]  The Fund is subject to the special risks associated with investments in micro-cap companies, such as relatively short earnings history, competitive conditions, less publicly available corporate information, and reliance on a limited number of products.

[9]  Investing in initial public offerings (IPOs) is risky and the prices of stocks purchased in IPOs tend to fluctuate more widely than stocks of companies that have been publicly traded for a longer period of time. Stocks purchased in IPOs generally do not have a trading history, and information about the companies may be available for very limited periods.

[10] The Fund invests in value stocks, which may perform differently from the market as a whole and may be undervalued by the market for a long period of time.

[11]  Effective May 21, 2021, Veritas Asset Management LLP became the Fund’s interim subadviser and the Fund changed its name from AMG Managers Emerging Opportunities Fund to AMG Veritas China Fund. Additionally, the Fund made changes to its investment objective, principal investments strategies and principal risks; and replaced its primary benchmark index with the MSCI China Index. Please refer to the Fund’s prospectus or statement of additional information for more information.

[12]  The Russell 2000® Growth Index measures the performance of the Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values. Unlike the Fund, the Russell 2000® Growth Index is unmanaged, is not available for investment, and does not incur expenses.

[13]  The Russell Microcap® Index tracks the microcap segment of the U.S. equity market. It makes up less than 3% of the U.S. Equity market and is represented by the smallest 1,000 securities in the small-cap Russell 2000® Index plus the next 1,000 securities. Unlike the Fund, the Russell Microcap® Index is unmanaged, is not available for investment, and does not incur expenses.

[14]  The Russell 2000® Index is composed of the 2,000 smallest stocks in the Russell 3000® Index and is widely regarded in the industry as the premier measure of small-cap stock performance. Unlike the Fund, the Russell 2000® Index is unmanaged, is not available for investment, and does not incur expenses.

The Russell Indices are trademarks of the London Stock Exchange Group companies.

Not FDIC insured, nor bank guaranteed. May lose value.

3

AMG Frontier Small Cap Growth Fund Fund Snapshots (unaudited) April 30, 2021

PORTFOLIO BREAKDOWN

Sector	% of Net Assets

Industrials	24.7

Health Care	19.3

Consumer Discretionary	19.1

Information Technology	15.4

Financials	10.6

Materials	6.4

Communication Services	2.1

Energy	0.7

Real Estate	0.5

Short-Term Investments	5.9

Other Assets Less Liabilities	(4.7)
TOP TEN HOLDINGS

Security Name	% of Net Assets

Caesars Entertainment, Inc.	4.1

KBR, Inc.	3.3

SmileDirectClub, Inc.	3.1

Mattel, Inc.	3.1

Quanta Services, Inc.	2.8

Builders FirstSource, Inc.	2.7

LPL Financial Holdings, Inc.	2.5

NMI Holdings, Inc., Class A	2.4

MasTec, Inc.	2.3

Horizon Therapeutics PLC	2.3

Top Ten as a Group	28.6

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

4

AMG Frontier Small Cap Growth Fund Schedule of Portfolio Investments (unaudited) April 30, 2021

	Shares	Value

Common Stocks - 98.8%

Communication Services - 2.1%

Cardlytics, Inc.*,1	2,771	$381,096

Radius Global Infrastructure, Inc.*	11,410	168,982

Total Communication Services		550,078

Consumer Discretionary - 19.1%

Adtalem Global Education, Inc.*	12,540	430,247

BorgWarner, Inc.	11,029	535,789

Caesars Entertainment, Inc.*	10,802	1,056,868

Dana, Inc.	14,495	366,723

Five Below, Inc.*	26	5,233

Floor & Decor Holdings, Inc., Class A*	5,211	578,004

LCI Industries	2,117	310,141

Lithia Motors, Inc., Class A	608	233,703

Magnite, Inc.*	719	28,796

Mattel, Inc.*	36,769	789,063

Stoneridge, Inc.*	3,949	131,304

Under Armour, Inc., Class C*	9,591	190,957

Veoneer, Inc. (Sweden)*,1	11,386	260,739

Total Consumer Discretionary		4,917,567

Energy - 0.7%

Cimarex Energy Co.	2,441	161,594

Euronav, N.V. (Belgium)	628	5,351

International Seaways, Inc.	448	7,921

Total Energy		174,866

Financials - 10.6%

Argo Group International Holdings, Ltd. (Bermuda)	4,042	210,912

BankUnited, Inc.	6,232	290,474

LPL Financial Holdings, Inc.	4,016	629,307

NMI Holdings, Inc., Class A*	23,874	616,904

Pinnacle Financial Partners, Inc.	3,057	267,915

Webster Financial Corp.	8,266	437,354

Wintrust Financial Corp.	3,565	274,862

Total Financials		2,727,728

Health Care - 19.3%

ABIOMED, Inc.*	7	2,245

Acadia Healthcare Co., Inc.*	5,103	310,875

ACADIA Pharmaceuticals, Inc.*	6,149	126,423

Acceleron Pharma, Inc.*	1,213	151,589

Adaptive Biotechnologies Corp.*	2,032	84,531

ADC Therapeutics, S.A. (Switzerland)*	502	12,319

Alnylam Pharmaceuticals, Inc.*	14	1,969

	Shares	Value

Axonics, Inc.*	418	$26,305

BioMarin Pharmaceutical, Inc.*	32	2,493

Cara Therapeutics, Inc.*	3,106	40,223

Covetrus, Inc.*,1	11,064	316,984

Denali Therapeutics, Inc.*	91	5,500

Exact Sciences Corp.*	37	4,877

Global Blood Therapeutics, Inc.*,1	4,703	191,788

Guardant Health, Inc.*	89	14,149

Horizon Therapeutics PLC*	6,261	592,416

Insmed, Inc.*	404	13,627

Inspire Medical Systems, Inc.*	319	75,546

Insulet Corp.*	20	5,904

Karyopharm Therapeutics, Inc.*,1	7,121	66,510

NanoString Technologies, Inc.*	1,668	132,890

Natera, Inc.*	709	78,004

Nektar Therapeutics*	3,927	77,009

Novocure, Ltd. (Jersey)*,1	1,208	246,553

NuVasive, Inc.*	5,235	374,041

Pacira BioSciences, Inc.*	2,907	183,664

Quanterix Corp.*	8,279	506,178

REVOLUTION Medicines, Inc.*	269	8,928

SmileDirectClub, Inc.*,1	75,878	806,963

Supernus Pharmaceuticals, Inc.*	5,796	176,488

Turning Point Therapeutics, Inc.*	1,006	76,687

United Therapeutics Corp.*	757	152,581

Vericel Corp.*,1	1,451	90,571

Total Health Care		4,956,830

Industrials - 24.7%

AECOM*	5,393	358,257

American Woodmark Corp.*	1,600	159,136

Azul, S.A., ADR (Brazil)*,1	20,454	435,261

Builders FirstSource, Inc.*	14,238	692,964

CIRCOR International, Inc.*	5,017	172,434

Controladora Vuela Cia de Aviacion, S.A.B de CV, ADR (Mexico)*	18,563	302,020

EnerSys	2,647	242,412

Interface, Inc.	14,846	190,623

KBR, Inc.	21,711	858,887

Knight-Swift Transportation Holdings, Inc.	4,542	214,019

MasTec, Inc.*	5,765	601,636

MYR Group, Inc.*	1,996	155,488

Quanta Services, Inc.	7,320	707,405

Triumph Group, Inc.*	16,655	281,803

The accompanying notes are an integral part of these financial statements.

5

AMG Frontier Small Cap Growth Fund Schedule of Portfolio Investments (continued)

	Shares	Value

Industrials - 24.7% (continued)

Tutor Perini Corp.*	8,354	$134,499

Upwork, Inc.*	5,651	260,285

Welbilt, Inc.*	10,501	234,592

WESCO International, Inc.*	3,256	298,640

Willdan Group, Inc.*	1,059	40,422

Total Industrials		6,340,783

Information Technology - 15.4%

Anaplan, Inc.*	284	16,941

Blackline, Inc.*	1,125	130,567

Coupa Software, Inc.*	27	7,264

Cree, Inc.*	1,521	151,218

Five9, Inc.*	24	4,511

Genpact, Ltd.	12,422	590,418

HubSpot, Inc.*	10	5,265

II-VI, Inc.*	4,400	295,416

LiveRamp Holdings, Inc.*	2,122	103,936

MACOM Technology Solutions Holdings, Inc.*	7,009	396,779

MaxLinear, Inc.*	14,539	523,259

Medallia, Inc.*,1	177	5,220

MKS Instruments, Inc.	146	26,150

Model N, Inc.*,1	1,125	44,753

MongoDB, Inc.*	14	4,164

Monolithic Power Systems, Inc.	13	4,698

NCR Corp.*	8,643	395,417

Nuance Communications, Inc.*	5,473	290,999

Ouster, Inc.*,1	5,085	55,426

Paya Holdings, Inc., Class A*	10,935	122,035

Paylocity Holding Corp.*	20	3,865

Perficient, Inc.*	3,418	224,255

Rapid7, Inc.*,1	1,420	115,375

SiTime Corp.*	1,170	108,283

Switch, Inc., Class A	6,809	126,443

Teradyne, Inc.	38	4,753

Zendesk, Inc.*,1	87	12,715

Zscaler, Inc.*,1	47	8,819

Zuora, Inc., Class A*	11,531	186,802

Total Information Technology		3,965,746

Materials - 6.4%

Allegheny Technologies, Inc.*	11,776	273,910

Carpenter Technology Corp.	9,116	345,223

	Shares	Value

Eagle Materials, Inc.	4,012	$554,217

Livent Corp.*,1	12,297	221,592

Pan American Silver Corp. (Canada)	1,150	36,593

Summit Materials, Inc., Class A*,1	7,306	210,340

Total Materials		1,641,875

Real Estate - 0.5%

Brixmor Property Group, Inc., REIT	1,313	29,332

SITE Centers Corp., REIT	1,045	15,414

Spirit Realty Capital, Inc., REIT	1,177	55,955

STAG Industrial, Inc., REIT	485	17,707

Total Real Estate		118,408

Total Common Stocks (Cost $19,548,321)		25,393,881

	Principal Amount

Short-Term Investments - 5.9%

Joint Repurchase Agreements - 4.8%[2]

Morgan, Stanley & Co. LLC, dated 04/30/21, due 05/03/21, 0.010% total to be received $220,577 (collateralized by various U.S. Government Agency Obligations, 2.000% - 4.000%, 04/01/36 - 05/01/51, totaling $224,989)	$220,577	220,577

RBC Dominion Securities, Inc., dated 04/30/21, due 05/03/21, 0.010% total to be received $1,000,001 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 6.500%, 06/01/21 - 12/15/60, totaling $1,020,000)	1,000,000	1,000,000
Total Joint Repurchase Agreements		1,220,577

	Shares

Other Investment Companies - 1.1%

Dreyfus Government Cash Management Fund, Institutional Shares, 0.03%[3]	94,964	94,964

Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 0.01%[3]	94,965	94,965

JPMorgan U.S. Government Money Market Fund, IM Shares, 0.03%[3]	97,842	97,842

Total Other Investment Companies		287,771

Total Short-Term Investments (Cost $1,508,348)		1,508,348

Total Investments - 104.7% (Cost $21,056,669)		26,902,229

Other Assets, less Liabilities - (4.7)%		(1,216,880)

Net Assets - 100.0%		$25,685,349

The accompanying notes are an integral part of these financial statements.

6

AMG Frontier Small Cap Growth Fund Schedule of Portfolio Investments (continued)

*	Non-income producing security.

[1]

Some of these securities, amounting to $2,694,930 or 10.5% of net assets, were out on loan to various borrowers and are collateralized by cash and various U.S. Treasury Obligations. See Note 4 of Notes to Financial Statements.

[2]	Cash collateral received for securities lending activity was invested in these joint repurchase agreements.
[3]	Yield shown represents the April 30, 2021, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

ADR       American Depositary Receipt

REIT      Real Estate Investment Trust

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of April 30, 2021:

	Level 1	Level 2	Level 3	Total
Investments in Securities

Common Stocks†	$25,393,881	—	—	$25,393,881

Short-Term Investments

Joint Repurchase Agreements	—	$1,220,577	—	1,220,577

Other Investment Companies	287,771	—	—	287,771

Total Investments in Securities	$25,681,652	$1,220,577	—	$26,902,229

†	All common stocks held in the Fund are Level 1 securities. For a detailed breakout of common stocks by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

For the six months ended April 30, 2021, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

7

AMG Veritas China Fund Fund Snapshots (unaudited) April 30, 2021

PORTFOLIO BREAKDOWN

Sector	% of Net Assets

Health Care	21.0

Industrials	17.9

Financials	17.5

Information Technology	13.9

Consumer Discretionary	12.8

Materials	3.6

Energy	3.2

Communication Services	2.1

Real Estate	2.1

Consumer Staples	1.7

Utilities	0.3

Short-Term Investments	5.1

Other Assets Less Liabilities	(1.2)

TOP TEN HOLDINGS

Security Name	% of Net Assets

Ducommun, Inc.	2.0

Compass Diversified Holdings, MLP	1.8

Columbus McKinnon Corp.	1.6

Patrick Industries, Inc.	1.6

InfuSystem Holdings, Inc.	1.5

Malibu Boats, Inc., Class A	1.4

Surmodics, Inc.	1.3

TechTarget, Inc.	1.1

Universal Electronics, Inc.	1.1

Insteel Industries, Inc.	1.1

Top Ten as a Group	14.5

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

8

AMG Veritas China Fund Schedule of Portfolio Investments (unaudited) April 30, 2021

	Shares	Value

Common Stocks - 96.1%

Communication Services - 2.1%

Entravision Communications Corp., Class A	93,636	$360,499

Gray Television, Inc.	81,306	1,652,138

TechTarget, Inc.*	29,565	2,267,635

Total Communication Services		4,280,272

Consumer Discretionary - 12.8%

American Public Education, Inc.*	29,165	888,366

Aspen Group, Inc.*	7,126	33,991

Beazer Homes USA, Inc.*	22,038	491,668

CarParts.com, Inc.*,1	24,249	419,023

Carriage Services, Inc.	26,924	1,001,034

Clarus Corp.	23,980	446,268

Culp, Inc.	15,659	221,575

Del Taco Restaurants, Inc.	100,945	1,150,773

Delta Apparel, Inc.*	58,648	1,994,618

Destination XL Group, Inc.*	113,046	174,091

Fiesta Restaurant Group, Inc.*,1	46,437	684,481

G-III Apparel Group, Ltd.*	26,400	857,736

Grand Canyon Education, Inc.*	7,340	794,849

Hamilton Beach Brands Holding Co., Class A	11,591	226,024

Haverty Furniture Cos., Inc.	15,503	720,424

Lakeland Industries, Inc.*	20,707	584,144

Lazydays Holdings Inc.*,1	69,552	1,721,412

Lindblad Expeditions Holdings, Inc.*	41,209	675,416

Malibu Boats, Inc., Class A*	32,613	2,718,620

The ONE Group Hospitality, Inc.*,1	61,300	570,090

Patrick Industries, Inc.[1]	35,328	3,165,389

Rocky Brands, Inc.	5,851	308,055

Ruth’s Hospitality Group, Inc.*	16,380	427,682

Select Interior Concepts, Inc., Class A*	20,917	157,505

Shoe Carnival, Inc.[1]	7,552	452,742

Stoneridge, Inc.*	14,752	490,504

Superior Group of Cos., Inc.	8,531	215,152

Superior Industries International, Inc.*	75,369	378,352

Tilly’s, Inc., Class A*	31,160	375,790

Turtle Beach Corp.*	13,811	383,808

Unifi, Inc.*	18,364	496,379

Universal Electronics, Inc.*	39,800	2,262,630

Total Consumer Discretionary		25,488,591

Consumer Staples - 1.7%

Farmer Bros Co.*	86,847	885,840

John B Sanfilippo & Son, Inc.	10,400	914,160

	Shares	Value

Lifevantage Corp.*	70,099	$569,905

MGP Ingredients, Inc.[1]	7,700	462,770

Natural Grocers by Vitamin Cottage, Inc.	41,345	649,943

Total Consumer Staples		3,482,618

Energy - 3.2%

Aspen Aerogels, Inc.*	55,177	1,005,877

Bonanza Creek Energy, Inc.*	33,430	1,106,199

DMC Global, Inc.*,1	20,950	1,131,300

Evolution Petroleum Corp.	15,148	50,140

Exterran Corp.*	104,577	343,013

Magnolia Oil & Gas Corp., Class A*,1	77,590	873,663

North American Construction Group, Ltd. (Canada)	28,541	384,447

Par Pacific Holdings Inc.*	47,390	719,854

Solaris Oilfield Infrastructure, Inc., Class A	68,248	746,633

Total Energy		6,361,126

Financials - 17.5%

Allegiance Bancshares, Inc.	25,480	1,009,008

Amalgamated Financial Corp.	25,433	410,743

AMERISAFE, Inc.	26,510	1,645,741

Atlantic Capital Bancshares, Inc.*	47,848	1,279,934

Bridgewater Bancshares, Inc.*	79,267	1,340,405

Camden National Corp.	22,276	1,063,011

Central Valley Community Bancorp	12,197	239,549

Compass Diversified Holdings, MLP	144,052	3,664,683

Dime Community Bancshares, Inc.	32,892	1,089,383

Financial Institutions, Inc.	35,005	1,117,710

First Bancorp	18,830	798,392

First Business Financial Services, Inc.	10,771	285,001

First Internet Bancorp	19,737	677,966

The First of Long Island Corp.	27,154	578,109

Flushing Financial Corp.	63,996	1,489,187

FS Bancorp, Inc.	4,183	285,908

German American Bancorp, Inc.	31,545	1,366,845

Guaranty Bancshares, Inc.	8,450	328,705

HCI Group, Inc.[1]	12,269	900,790

Heritage Insurance Holdings, Inc.	89,409	814,516

Independent Bank Corp.	49,193	1,158,987

Level One Bancorp, Inc.	9,115	246,378

Luther Burbank Corp.	14,712	163,892

Mercantile Bank Corp.	18,750	605,250

Meridian Corp.	12,004	316,906

Metropolitan Bank Holding Corp.*	12,631	793,858

The accompanying notes are an integral part of these financial statements.

9

AMG Veritas China Fund Schedule of Portfolio Investments (continued)

	Shares	Value

Financials - 17.5% (continued)

NMI Holdings, Inc., Class A*	47,619	$1,230,475

Northrim BanCorp, Inc.	34,211	1,459,099

Old Second Bancorp, Inc.	27,144	358,572

Orrstown Financial Services, Inc.	12,385	293,648

Peapack-Gladstone Financial Corp.	19,104	611,328

Preferred Bank	15,290	1,002,107

RBB Bancorp.	23,578	497,024

Regional Management Corp.	23,850	923,710

Sierra Bancorp	19,239	520,800

Silvergate Capital Corp., Class A*	12,537	1,344,217

South Plains Financial, Inc.	14,581	333,030

Stock Yards Bancorp, Inc.	21,370	1,093,289

TriState Capital Holdings, Inc.*	23,223	554,333

Triumph Bancorp, Inc.*	8,900	788,807

Unity Bancorp, Inc.	11,962	263,762

Total Financials		34,945,058

Health Care - 21.0%

Accolade, Inc.*,1	8,481	425,322

Accuray, Inc.*	207,052	973,144

Alphatec Holdings, Inc.*	94,096	1,504,595

AngioDynamics, Inc.*	44,884	1,090,681

BioLife Solutions, Inc.*	7,282	254,142

CareDx, Inc.*	18,605	1,471,097

Castle Biosciences, Inc.*	19,562	1,350,365

Computer Programs and Systems, Inc.	13,976	419,560

Cross Country Healthcare, Inc.*	50,114	667,518

CryoLife, Inc.*,1	19,081	556,784

CryoPort, Inc.*,1	4,529	256,206

Electromed, Inc.*	46,216	451,530

Harrow Health, Inc.*,1	158,827	1,218,203

Harvard Bioscience, Inc.*	79,103	548,184

Health Catalyst, Inc.*,1	12,520	724,908

ImmuCell Corp.*	20,384	221,370

InfuSystem Holdings, Inc.*	130,102	2,942,907

Inotiv, Inc.*	83,422	1,970,428

Invacare Corp.[1]	182,115	1,644,498

IRIDEX Corp.*,1	109,882	944,985

Itamar Medical, Ltd., ADR (Israel)*	31,590	756,581

The Joint Corp.*,1	35,924	1,993,064

Lantheus Holdings, Inc.*	48,470	1,148,739

Neuronetics, Inc.*	59,713	626,987

OptimizeRx Corp.*	27,660	1,395,724

	Shares	Value

OrthoPediatrics Corp.*	31,632	$1,850,472

Osmotica Pharmaceuticals PLC*	342,093	985,228

Pro-Dex, Inc.*	3,963	113,025

ProPhase Labs, Inc.*	119,013	634,339

SeaSpine Holdings Corp.*	24,833	516,775

Sharps Compliance Corp.*,1	43,501	760,832

SI-BONE, Inc.*	47,456	1,684,688

Silk Road Medical, Inc.*	26,782	1,637,451

SOC Telemed, Inc.*	31,624	248,248

Surmodics, Inc.*	47,726	2,552,864

Tactile Systems Technology, Inc.*	17,200	985,560

Treace Medical Concepts, Inc.*	31,101	975,327

Utah Medical Products, Inc.	6,684	583,246

Veracyte, Inc.*	13,545	673,864

Vericel Corp.*,1	32,689	2,040,447

Total Health Care		41,799,888

Industrials - 17.9%

ACCO Brands Corp.	243,703	2,090,972

Aegion Corp.*	27,678	833,108

Air Transport Services Group, Inc.*	6,810	179,239

Allied Motion Technologies, Inc.	30,274	1,575,762

Astronics Corp.*	83,484	1,453,456

Babcock & Wilcox Enterprises, Inc.*	52,590	474,362

Barrett Business Services, Inc.	13,150	964,289

Casella Waste Systems, Inc., Class A*	8,777	589,024

CBIZ, Inc.*	26,450	888,455

Columbus McKinnon Corp.	65,362	3,236,073

Commercial Vehicle Group, Inc.*	54,481	598,746

Covenant Logistics Group, Inc., Class A*	21,676	466,251

CRA International, Inc.	10,065	807,817

DLH Holdings Corp.*	13,502	137,585

Ducommun, Inc.*	67,969	4,005,413

Ennis, Inc.	36,044	747,192

Graham Corp.	13,681	187,567

The Greenbrier Cos., Inc.[1]	27,792	1,312,894

Heidrick & Struggles International, Inc.	19,979	845,112

Heritage-Crystal Clean, Inc.*	14,510	416,727

Insteel Industries, Inc.	55,160	2,103,251

L B Foster Co., Class A*	3,477	56,119

Lawson Products, Inc. *	3,849	201,803

LSI Industries, Inc.	41,086	337,727

Lydall, Inc.*	47,919	1,765,815

Marten Transport, Ltd.	48,322	807,944

The accompanying notes are an integral part of these financial statements.

10

AMG Veritas China Fund Schedule of Portfolio Investments (continued)

	Shares	Value

Industrials - 17.9% (continued)

Mastech Digital, Inc.*	6,064	$95,751

Matrix Service Co.*	46,405	613,010

Mayville Engineering Co., Inc.*	13,419	209,471

Miller Industries, Inc.	10,500	451,710

Mistras Group, Inc.*	49,016	545,548

MRC Global, Inc.*	77,307	728,232

Northwest Pipe Co.*	35,503	1,181,185

NV5 Global, Inc.*	14,450	1,302,378

PAM Transportation Services, Inc.*	2,629	152,272

Radiant Logistics, Inc.*	90,808	606,597

Standex International Corp.	3,800	360,316

Transcat, Inc.*	13,019	650,950

Universal Logistics Holdings, Inc.	11,161	279,137

USA Truck, Inc.*	20,120	309,244

Vectrus, Inc.*	10,954	573,442

Willdan Group, Inc.*	11,531	440,138

Total Industrials		35,582,084

Information Technology - 13.9%

Airgain, Inc.*	14,192	335,357

American Software, Inc., Class A	22,487	465,256

AstroNova, Inc.*	27,084	397,051

Aviat Networks, Inc.*	15,044	487,576

AXT, Inc.*	85,230	840,368

Bel Fuse, Inc., Class B	11,404	227,282

ChannelAdvisor Corp.*	39,846	842,743

Clearfield, Inc.*	11,130	382,315

Cohu, Inc.*	32,980	1,319,530

Comtech Telecommunications Corp.	15,594	373,944

Domo, Inc., Class B*	26,887	1,728,565

DSP Group, Inc.*	12,968	180,126

eGain Corp.*	31,957	314,137

Genasys, Inc.*	14,249	89,056

Grid Dynamics Holdings, Inc.*	113,060	1,629,195

The Hackett Group, Inc.	29,722	494,277

IEC Electronics Corp.*	41,778	509,274

inTEST Corp.*	13,214	160,286

LightPath Technologies, Inc., Class A*	130,190	338,494

MACOM Technology Solutions Holdings, Inc.*	16,139	913,629

Mitek Systems, Inc.*,1	61,240	992,700

Model N, Inc.*,1	16,820	669,100

Napco Security Technologies, Inc.*,1	32,700	1,089,237

nLight, Inc.*	20,336	596,658

	Shares	Value

Novanta, Inc.*	13,010	$1,713,547

Paya Holdings, Inc., Class A*	38,459	429,202

PC Connection, Inc.	11,357	515,040

PCTEL, Inc.	24,510	163,727

Qumu Corp.*	20,885	114,868

Sapiens International Corp. NV (Israel)	47,121	1,524,836

SEMrush Holdings, Inc., Class A*	33,132	545,021

SiTime Corp.*	16,124	1,492,276

Sprout Social, Inc., Class A*	25,044	1,660,167

StarTek, Inc.*	26,629	216,494

Telos Corp.*	33,486	1,111,065

Verra Mobility Corp.*	73,398	986,469

Vishay Precision Group, Inc.*	43,274	1,379,575

WidePoint Corp.*	41,474	367,874

Total Information Technology		27,596,317

Materials - 3.6%

FutureFuel Corp.	74,650	948,055

Haynes International, Inc.	8,639	252,604

Koppers Holdings, Inc.*	58,077	1,930,480

Myers Industries, Inc.	43,107	972,494

Trecora Resources*	23,390	177,530

UFP Technologies, Inc.*	23,934	1,198,136

Universal Stainless & Alloy Products, Inc.*	43,743	399,811

Verso Corp., Class A	83,823	1,294,227

Total Materials		7,173,337

Real Estate - 2.1%

CatchMark Timber Trust, Inc., Class A, REIT	37,541	436,602

Community Healthcare Trust, Inc., REIT	13,350	679,782

CorePoint Lodging, Inc., REIT *	45,401	453,556

New Senior Investment Group, Inc., REIT	126,129	834,974

Plymouth Industrial REIT, Inc.	21,347	397,908

UMH Properties, Inc., REIT	68,290	1,470,284

Total Real Estate		4,273,106

Utilities - 0.3%

Global Water Resources, Inc.	8,056	137,355

Unitil Corp.	7,420	427,614

Total Utilities		564,969

Total Common Stocks (Cost $119,258,707)		191,547,366

The accompanying notes are an integral part of these financial statements.

11

AMG Veritas China Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Short-Term Investments - 5.1%

Joint Repurchase Agreements - 1.4%[2]

Bank of America Securities, Inc., dated 04/30/21,due 05/03/21, 0.010% total to be received $805,751 (collateralized by various U.S. Government Agency Obligations, 1.000% - 5.500%, 11/01/28 - 05/01/51, totaling $821,865)	$805,750	$805,750

Daiwa Capital Markets America, dated 04/30/21,due 05/03/21, 0.010% total to be received $1,000,001 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 8.000%, 06/30/21 - 05/01/51, totaling $1,020,000)	1,000,000	1,000,000

RBC Dominion Securities, Inc., dated 04/30/21,due 05/03/21, 0.010% total to be received $1,000,001 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 6.500%, 06/01/21 - 12/15/60, totaling $1,020,000)	1,000,000	1,000,000

Total Joint Repurchase Agreements		2,805,750

	Shares	Value

Other Investment Companies - 3.7%

Dreyfus Government Cash Management Fund, Institutional Shares, 0.03%[3]	7,170,559	$7,170,559

Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 0.01%[3]	79,544	79,544

JPMorgan U.S. Government Money Market Fund, IM Shares, 0.03%[3]	81,954	81,954

Total Other Investment Companies		7,332,057

Total Short-Term Investments (Cost $10,137,807)		10,137,807

Total Investments - 101.2% (Cost $129,396,514)		201,685,173

Other Assets, less Liabilities - (1.2)%		(2,487,369)

Net Assets - 100.0%		$199,197,804

*	Non-income producing security.
[1]

Some of these securities, amounting to $16,463,145 or 8.3% of net assets, were out on loan to various borrowers and are collateralized by cash and various U.S. Treasury Obligations. See Note 4 of Notes to Financial Statements.

[2]	Cash collateral received for securities lending activity was invested in these joint repurchase agreements.
[3]	Yield shown represents the April 30, 2021, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

ADR    American Depositary Receipt

MLP    Master Limited Partnership

REIT    Real Estate Investment Trust

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of April 30, 2021:

	Level 1	Level 2	Level 3	Total
Investments in Securities

Common Stocks†	$191,547,366	—	—	$191,547,366

Short-Term Investments

Joint Repurchase Agreements	—	$2,805,750	—	2,805,750

Other Investment Companies	7,332,057	—	—	7,332,057

Total Investments in Securities	$198,879,423	$2,805,750	—	$201,685,173

†	All common stocks held in the Fund are Level 1 securities. For a detailed breakout of common stocks by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

For the six months ended April 30, 2021, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

12

Statement of Assets and Liabilities (unaudited) April 30, 2021

	AMG Frontier Small Cap Growth Fund	AMG Veritas China Fund

Assets:

Investments at value[1] (including securities on loan valued at $2,694,930, and $16,463,145, respectively)	$26,902,229	$201,685,173

Receivable for investments sold	73,882	480,347

Dividend and interest receivables	69	65,335

Securities lending income receivable	504	1,490

Receivable for Fund shares sold	350	225,630

Receivable from affiliate	5,511	4,715

Prepaid expenses and other assets	412	17,181

Total assets	26,982,957	202,479,871

Liabilities:

Payable upon return of securities loaned	1,220,577	2,805,750

Payable for investments purchased	26,381	250,930

Payable for Fund shares repurchased	1,200	8,156

Accrued expenses:

Investment advisory and management fees	14,637	120,001

Administrative fees	3,136	24,324

Distribution fees	180	—

Shareholder service fees	711	28,168

Other	30,786	44,738

Total liabilities	1,297,608	3,282,067

Net Assets	$25,685,349	$199,197,804

[1] Investments at cost	$21,056,669	$129,396,514

The accompanying notes are an integral part of these financial statements.

13

Statement of Assets and Liabilities (continued)

	AMG Frontier Small Cap Growth Fund	AMG Veritas China Fund

Net Assets Represent:

Paid-in capital	$13,706,262	$103,232,545

Total distributable earnings	11,979,087	95,965,259

Net Assets	$25,685,349	$199,197,804

Class N:

Net Assets	$913,358	$158,238,693

Shares outstanding	74,421	2,881,844

Net asset value, offering and redemption price per share	$12.27	$54.91

Class I:

Net Assets	$16,710,612	$40,959,111

Shares outstanding	1,282,237	727,130

Net asset value, offering and redemption price per share	$13.03	$56.33

Class Z:

Net Assets	$8,061,379	—

Shares outstanding	592,099	—

Net asset value, offering and redemption price per share	$13.61 —

The accompanying notes are an integral part of these financial statements.

14

Statement of Operations (unaudited) For the six months ended April 30, 2021

	AMG Frontier Small Cap Growth Fund	AMG Veritas China Fund

Investment Income:

Dividend income	$20,964	$855,892

Securities lending income	4,293	18,198

Foreign withholding tax	(214)	(276)

Total investment income	25,043	873,814

Expenses:

Investment advisory and management fees	86,922	673,285

Administrative fees	18,626	136,477

Distribution fees - Class N	697	—

Shareholder servicing fees - Class N	418	166,136

Shareholder servicing fees - Class I	3,375	—

Professional fees	13,343	16,605

Custodian fees	13,092	14,002

Registration fees	12,712	15,279

Transfer agent fees	3,033	13,772

Reports to shareholders	2,278	12,949

Trustee fees and expenses	1,011	7,176

Miscellaneous	1,531	3,227

Total expenses before offsets	157,038	1,058,908

Expense reimbursements	(40,630)	(37,518)

Expense reductions	—	(12,548)

Net expenses	116,408	1,008,842

Net investment loss	(91,365)	(135,028)

Net Realized and Unrealized Gain:

Net realized gain on investments	6,915,483	27,675,329

Net change in unrealized appreciation/depreciation on investments	2,418,522	45,205,222

Net realized and unrealized gain	9,334,005	72,880,551

Net increase in net assets resulting from operations	$9,242,640	$72,745,523

The accompanying notes are an integral part of these financial statements.

15

Statements of Changes in Net Assets For the six months ended April 30, 2021 (unaudited) and the fiscal year ended October 31, 2020

	AMG Frontier Small Cap Growth Fund		AMG Veritas China Fund
	April 30, 2021	October 31, 2020	April 30, 2021	October 31, 2020

Increase (Decrease) in Net Assets Resulting From Operations:

Net investment income (loss)	$(91,365)	$(67,144)	$(135,028)	$421,490

Net realized gain on investments	6,915,483	1,105,007	27,675,329	6,134,621

Net change in unrealized appreciation/depreciation on investments	2,418,522	1,636,337	45,205,222	(10,442,976)

Net increase (decrease) in net assets resulting from operations	9,242,640	2,674,200	72,745,523	(3,886,865)

Distributions to Shareholders:

Class N	(14,298)	(28,430)	(6,320,410)	(12,148,476)

Class I	(499,904)	(930,660)	(1,536,219)	(2,572,340)

Class Z	(307,436)	(590,610)	—	—

Total distributions to shareholders	(821,638)	(1,549,700)	(7,856,629)	(14,720,816)

Capital Share Transactions:[1]

Net increase (decrease) from capital share transactions	(2,438,150)	185,255	(6,769,996)	(9,256,576)

Total increase (decrease) in net assets	5,982,852	1,309,755	58,118,898	(27,864,257)

Net Assets:

Beginning of period	19,702,497	18,392,742	141,078,906	168,943,163

End of period	$25,685,349	$19,702,497	$199,197,804	$141,078,906

[1]	See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

16

AMG Frontier Small Cap Growth Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the six
	months ended	For the fiscal years ended October 31,
Class N	April 30, 2021 (unaudited)	2020	2019	2018	2017	2016[1]

Net Asset Value, Beginning of Period	$8.55	$8.03	$11.69	$13.20	$10.29	$13.57

Income (loss) from Investment Operations:

Net investment loss[2,3]	(0.06)	(0.06)	(0.06)	(0.09)	(0.11)	(0.06)[4]

Net realized and unrealized gain (loss) on investments	4.17	1.30	0.45	1.58	3.07	(0.22)

Total income (loss) from investment operations	4.11	1.24	0.39	1.49	2.96	(0.28)

Less Distributions to Shareholders from:

Net realized gain on investments	(0.39)	(0.72)	(4.05)	(3.00)	(0.05)	(3.00)

Net Asset Value, End of Period	$12.27	$8.55	$8.03	$11.69	$13.20	$10.29

Total Return[3,5]	48.92%[6]	16.22%	11.83%	13.81%	28.82%	(3.01)%

Ratio of net expenses to average net assets	1.30%[7]	1.30%	1.30%	1.30%	1.43%	1.55%

Ratio of gross expenses to average net assets[8]	1.63%[7]	1.90%	1.94%	1.81%	2.01%	1.95%

Ratio of net investment loss to average net assets[3]	(1.10)%[7]	(0.73)%	(0.79)%	(0.76)%	(0.93)%	(0.58)%

Portfolio turnover	123%[6]	206%	226%	233%	99%	70%

Net assets end of period (000’s) omitted	$913	$306	$324	$553	$210	$147

17

AMG Frontier Small Cap Growth Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the six
	months ended	For the fiscal years ended October 31,
Class I	April 30, 2021 (unaudited)	2020	2019	2018	2017	2016[1]

Net Asset Value, Beginning of Period	$9.04	$8.43	$12.02	$13.46	$10.46	$13.76

Income (loss) from Investment Operations:

Net investment loss[2,3]	(0.04)	(0.03)	(0.04)	(0.06)	(0.08)	(0.03)[4]

Net realized and unrealized gain (loss) on investments	4.42	1.36	0.50	1.62	3.13	(0.23)

Total income (loss) from investment operations	4.38	1.33	0.46	1.56	3.05	(0.26)

Less Distributions to Shareholders from:

Net realized gain on investments	(0.39)	(0.72)	(4.05)	(3.00)	(0.05)	(3.04)

Net Asset Value, End of Period	$13.03	$9.04	$8.43	$12.02	$13.46	$10.46

Total Return[3,5]	49.26%[6]	16.69%	12.08%	14.12%	29.22%	(2.77)%

Ratio of net expenses to average net assets	0.94%[7]	0.95%	0.96%	1.01%	1.15%	1.29%

Ratio of gross expenses to average net assets[8]	1.27%[7]	1.55%	1.60%	1.52%	1.73%	1.69%

Ratio of net investment loss to average net assets[3]	(0.74)%[7]	(0.38)%	(0.45)%	(0.46)%	(0.65)%	(0.32)%

Portfolio turnover	123%[6]	206%	226%	233%	99%	70%

Net assets end of period (000’s) omitted	$16,711	$11,547	$10,873	$11,549	$11,009	$9,570

18

AMG Frontier Small Cap Growth Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the six
	months ended	For the fiscal years ended October 31,
Class Z	April 30, 2021 (unaudited)	2020	2019	2018	2017	2016[1]

Net Asset Value, Beginning of Period	$9.43	$8.75	$12.31	$13.70	$10.63	$13.95

Income (loss) from Investment Operations:

Net investment loss[2,3]	(0.04)	(0.03)	(0.03)	(0.05)	(0.06)	(0.01)[4]

Net realized and unrealized gain (loss) on investments	4.61	1.43	0.52	1.66	3.18	(0.22)

Total income (loss) from investment operations	4.57	1.40	0.49	1.61	3.12	(0.23)

Less Distributions to Shareholders from:

Net realized gain on investments	(0.39)	(0.72)	(4.05)	(3.00)	(0.05)	(3.09)

Net Asset Value, End of Period	$13.61	$9.43	$8.75	$12.31	$13.70	$10.63

Total Return[3,5]	49.24%[6]	16.74%	12.15%	14.26%	29.42%	(2.53)%

Ratio of net expenses to average net assets	0.90%[7]	0.90%	0.90%	0.90%	1.00%	1.05%

Ratio of gross expenses to average net assets[8]	1.23%[7]	1.50%	1.54%	1.41%	1.58%	1.44%

Ratio of net investment loss to average net assets[3]	(0.70)%[7]	(0.33)%	(0.39)%	(0.36)%	(0.50)%	(0.10)%

Portfolio turnover	123%[6]	206%	226%	233%	99%	70%

Net assets end of period (000’s) omitted	$8,061	$7,850	$7,196	$6,418	$7,354	$9,114

[1]	Effective October 1, 2016, the Investor Class, Service Class and Institutional Class were renamed as Class N, Class I and Class Z, respectively.

[2]	Per share numbers have been calculated using average shares.

[3]	Total returns and net investment loss would have been lower had certain expenses not been offset.

[4]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $(0.09), $(0.06), and $(0.04) for Class N, Class I, and Class Z shares, respectively.

[5]	The total return is calculated using the published Net Asset Value as of period end.

[6]	Not annualized.

[7]	Annualized.

[8]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

19

AMG Veritas China Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the six
	months ended	For the fiscal years ended October 31,
Class N	April 30, 2021 (unaudited)	2020	2019	2018	2017[1]	2016[2]

Net Asset Value, Beginning of Period	$37.61	$41.44	$48.48	$50.06	$37.09	$40.76

Income (loss) from Investment Operations:

Net investment income (loss)[3,4]	(0.05)	0.09	(0.09)	(0.32)	(0.27)[5]	(0.17)[6]

Net realized and unrealized gain (loss) on investments	19.46	(0.23)	1.70	4.45	13.38	1.02

Total income (loss) from investment operations	19.41	(0.14)	1.61	4.13	13.11	0.85

Less Distributions to Shareholders from:

Net investment income	(0.01)	—	—	—	—	—

Net realized gain on investments	(2.10)	(3.69)	(8.65)	(5.71)	(0.14)	(4.52)

Total distributions to shareholders	(2.11)	(3.69)	(8.65)	(5.71)	(0.14)	(4.52)

Net Asset Value, End of Period	$54.91	$37.61	$41.44	$48.48	$50.06	$37.09

Total Return[4,7]	52.90%[8]	(0.86)%	7.46%	8.82%	35.43%	2.50%

Ratio of net expenses to average net assets[9]	1.16%[10]	1.18%	1.24%	1.41%	1.42%	1.41%

Ratio of gross expenses to average net assets[11]	1.21%[10]	1.26%	1.34%	1.50%	1.51%	1.62%

Ratio of net investment income (loss) to average net assets[4]	(0.20)%[10]	0.24%	(0.23)%	(0.63)%	(0.62)%	(0.47)%

Portfolio turnover	32%[8]	75%	79%	55%	58%	72%

Net assets end of period (000’s) omitted	$158,239	$114,122	$138,695	$148,419	$148,915	$124,045

20

AMG Veritas China Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the six
	months ended	For the fiscal years ended October 31,
Class I	April 30, 2021 (unaudited)	2020	2019	2018	2017	2016[2]

Net Asset Value, Beginning of Period	$38.58	$42.31	$49.19	$50.60	$37.40	$41.05

Income (loss) from Investment Operations:

Net investment income (loss)[3,4]	0.01	0.18	0.01	(0.20)	(0.16)[5]	(0.08)[6]

Net realized and unrealized gain (loss) on investments	19.95	(0.22)	1.76	4.50	13.51	1.02

Total income (loss) from investment operations	19.96	(0.04)	1.77	4.30	13.35	0.94

Less Distributions to Shareholders from:

Net investment income	(0.11)	—	—	—	—	(0.04)

Net realized gain on investments	(2.10)	(3.69)	(8.65)	(5.71)	(0.15)	(4.55)

Total distributions to shareholders	(2.21)	(3.69)	(8.65)	(5.71)	(0.15)	(4.59)

Net Asset Value, End of Period	$56.33	$38.58	$42.31	$49.19	$50.60	$37.40

Total Return[4,7]	53.09%[8]	(0.62)%	7.72%	9.09%	35.80%	2.73%

Ratio of net expenses to average net assets[9]	0.93%[10]	0.93%	0.99%	1.16%	1.17%	1.16%

Ratio of gross expenses to average net assets[11]	0.98%[10]	1.01%	1.09%	1.25%	1.26%	1.37%

Ratio of net investment income (loss) to average net assets[4]	0.03%[10]	0.49%	0.02%	(0.38)%	(0.37)%	(0.22)%

Portfolio turnover	32%[8]	75%	79%	55%	58%	72%

Net assets end of period (000’s) omitted	$40,959	$26,957	$30,248	$28,485	$23,974	$25,127

[1]	Effective February 27, 2017, Class S was renamed Class N.

[2]	Effective October 1, 2016, the Service Class and Institutional Class were renamed Class S and Class I, respectively.

[3]	Per share numbers have been calculated using average shares.

[4]	Total returns and net investment loss would have been lower had certain expenses not been offset.

[5]	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.34) and $(0.23) for Class N and Class I shares, respectively.

[6]	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.24) and $(0.15) for Class N and Class I shares, respectively.

[7]	The total return is calculated using the published Net Asset Value as of period end.

[8]	Not annualized.

[9]

Includes reduction from broker recapture amounting to 0.01% for the six months ended April 30, 2021 and 0.01%, 0.02%, 0.02%, 0.01%, and 0.02% for the fiscal years ended 2020, 2019, 2018, 2017 and 2016, respectively.

[10]	Annualized.

[11]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

21

Notes to Financial Statements (unaudited) April 30, 2021

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AMG Funds I (the “Trust”) is an open-end management investment company, organized as a Massachusetts business trust, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust consists of a number of different funds, each having distinct investment management objectives, strategies, risks, and policies. Included in this report are the AMG Frontier Small Cap Growth Fund (“Small Cap”) and AMG Veritas China Fund (“China”) (formerly AMG Managers Emerging Opportunities Fund), each a “Fund” and collectively, the “Funds”.

Each Fund offers different classes of shares. Both Funds offer Class N and Class I shares, and Small Cap offers Class Z shares. Each class represents an interest in the same assets of the respective Fund. Although all share classes generally have identical voting rights, each share class votes separately when required by law. Different share classes may have different net asset values per share to the extent the share classes pay different distribution amounts and/or the expenses of such share classes differ. Each share class has its own expense structure. Please refer to a current prospectus for additional information on each share class.

On March 17-18, 2021, the Board of Trustees of the Trust (the “Board”) approved Veritas Asset Management LLP (“Veritas”) as the subadviser to China on an interim basis to replace Next Century Growth Investors LLC, WEDGE Capital Management L.L.P. and RBC Global Asset Management (U.S.) Inc., effective May 21, 2021. The Board also approved the longer-term appointment of Veritas, a new subadvisory agreement between the Investment Manager and Veritas and the submission of the new subadvisory agreements to shareholders for approval. In connection with the hiring of Veritas, effective May 21, 2021, China changed its name from AMG Emerging Opportunities Fund to AMG Veritas China Fund; made changes to its investment objectives, principal investments strategies and principal risks; and replaced its primary benchmark index with the MSCI China Index and removed its secondary benchmark index. In addition, the Board approved the following fee changes for the Fund, to be implemented upon effectiveness of the new subadvisory agreement: a reduction in the management fee rate from 0.74% to 0.71% of the Fund’s average daily net assets; and the reduction of the expense cap from 0.94% to 0.93% of the Fund’s average daily net assets (exclusive of certain excluded expenses).

Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the Funds and thus Fund performance.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including accounting and reporting guidance pursuant to Accounting Standards Codification Topic 946 applicable to investment companies. U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a. VALUATION OF INVESTMENTS

Equity securities traded on a national securities exchange or reported on the NASDAQ national market system (“NMS”) are valued at the last quoted sales price on the primary exchange or, if applicable, the NASDAQ official closing price or the official closing price of the relevant exchange or, lacking any sales, at the last quoted bid price or the mean between the last quoted bid and ask prices (the “mean price”). Equity securities traded in the over-the-counter market (other than NMS securities) are valued at the mean price. Foreign equity securities (securities principally traded in markets other than U.S. markets) are valued at the official closing price on the primary exchange or, for markets that either do not offer an official closing price or where the official closing price may not be representative of the overall market, the last quoted sale price.

Fixed income securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, provided that the amortized cost value is approximately the same as the fair value of the security valued without the use of amortized cost. Investments in other open-end registered investment companies are valued at their end of day net asset value per share.

The Funds’ portfolio investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third party pricing services approved by the Board. Under certain circumstances, the value of certain Fund portfolio investments may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board. The Valuation Committee, which is comprised of the Independent Trustees of the Board, and the Pricing Committee, which is comprised of representatives from AMG Funds LLC (the “Investment Manager”) are the committees appointed by the Board to make fair value determinations. Each Fund may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) in the event that the market quotation, price or market based valuation for the portfolio investment is not readily available or otherwise not determinable pursuant to the Board’s valuation procedures, if the Investment Manager or the Pricing Committee believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances. When determining the fair value of an investment, the Pricing Committee and, if required under the Trust’s securities valuation procedures, the Valuation Committee, seeks to determine the price that the Fund might reasonably expect to receive from current sale of that portfolio investment in an arms-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental and analytical data relating to the investment; and (iii) the value of other comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers.

The values assigned to fair value portfolio investments are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Board will be presented with a quarterly report showing as of the most recent quarter end, all outstanding securities fair valued by the Funds, including a comparison with the prior quarter end and the percentage of the Funds that the security represents at each quarter end.

With respect to foreign equity securities and certain foreign fixed income securities, the Board has adopted a policy that securities held in the Funds that

22

Notes to Financial Statements (continued)

can be fair valued by the applicable fair value pricing service are fair valued on each business day provided that each individual price exceeds a pre-established confidence level.

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign currency exchange contracts, swaps, foreign securities utilizing international fair value pricing, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments.

b. SECURITY TRANSACTIONS

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. INVESTMENT INCOME AND EXPENSES

Dividend income is recorded on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, and if after the fact, as soon as the Funds become aware of the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Dividend and interest income on foreign securities is recorded gross of any withholding tax. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Upon notification from issuers, distributions received from a real estate investment trust (REIT) may be redesignated as a reduction of cost of investments and/or realized gain. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the funds in the Trust and other trusts or funds within the AMG Funds Family of Funds (collectively the “AMG Funds Family”) based upon their relative average net assets or number of shareholders. Investment income, realized and unrealized capital gains and losses, the common expenses of each Fund, and certain fund level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of each Fund.

China had certain portfolio trades directed to various brokers under a brokerage recapture program. Credits received from the brokerage recapture program are earned and paid on a monthly basis, and are recorded as expense offsets, which serve to reduce the Fund’s overall expense ratio. For the six months ended April 30, 2021, the impact on the expenses and expense ratios were as follows: China - $12,548 or 0.01%.

d. DIVIDENDS AND DISTRIBUTIONS

Fund distributions resulting from either net investment income or realized net capital gains, if any, will normally be declared and paid at least annually in December. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Temporary differences are primarily due to distributions received from investments in certain partnerships, wash sales deferrals, mark-to-market on passive foreign investment companies, return of capital from REITs, and the deferral of qualified late year losses.

At April 30, 2021, the aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The approximate cost of investments and the aggregate gross unrealized appreciation and depreciation for federal income tax purposes were as follows:

Fund	Cost	Appreciation	Depreciation	Net Appreciation

Small Cap	$21,056,669	$6,163,027	$(317,467)	$5,845,560

China	129,396,514	75,979,271	(3,690,612)	72,288,659

e. FEDERAL TAXES

Each Fund currently qualifies as an investment company and intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for federal income or excise tax is included in the accompanying financial statements.

Additionally, based on each Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, each Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

23

Notes to Financial Statements (continued)

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (generally, the three prior taxable years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. Additionally, Management is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

f. CAPITAL LOSS CARRYOVERS AND DEFERRALS

As of October 31, 2020, the Funds had no capital loss carryovers for federal income tax purposes. Should the Funds incur net capital losses for the fiscal year ended October 31, 2021, such amounts may be used to offset future realized capital gains indefinitely, and retain their character as short-term and/or long-term.

g. CAPITAL STOCK

The Trust’s Declaration of Trust authorizes for each Fund the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date.

For the six months ended April 30, 2021 (unaudited) and the fiscal year ended October 31, 2020, the capital stock transactions by class for the Funds were as follows:

	Small Cap				China

	April 30, 2021		October 31, 2020		April 30, 2021		October 31, 2020

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Class N:

Proceeds from sale of shares	83,398	$998,888	21,983	$171,687	75,881	$3,961,587	164,332	$5,862,463

Reinvestment of distributions	1,373	14,298	3,530	27,888	139,284	6,232,937	300,381	11,991,204

Cost of shares repurchased	(46,090)	(531,258)	(30,085)	(207,132)	(367,282)	(18,504,434)	(777,792)	(26,470,500)

Net increase (decrease)	38,681	$481,928	(4,572)	$(7,557)	(152,117)	$(8,309,910)	(313,079)	$(8,616,833)

Class I:

Proceeds from sale of shares	112,157	$1,411,168	160,240	$1,351,935	97,314	$5,143,034	141,654	$5,004,115

Reinvestment of distributions	44,866	495,323	110,211	918,061	32,120	1,473,326	61,148	2,498,494

Cost of shares repurchased	(151,562)	(1,739,634)	(284,168)	(2,168,212)	(101,051)	(5,076,446)	(218,889)	(8,142,352)

Net increase (decrease)	5,461	$166,857	(13,717)	$101,784	28,383	$1,539,914	(16,087)	$(639,743)

Class Z:

Proceeds from sale of shares	8,812	$111,185	10,516	$55,000	—	—	—	—

Reinvestment of distributions	26,664	307,436	67,965	590,610	—	—	—	—

Cost of shares repurchased	(275,593)	(3,505,556)	(68,314)	(554,582)	—	—	—	—

Net increase (decrease)	(240,117)	$(3,086,935)	10,167	$91,028	—	—	—	—

h. REPURCHASE AGREEMENTS AND JOINT REPURCHASE AGREEMENTS

The Funds may enter into third-party repurchase agreements for temporary cash management purposes and third-party or bilateral joint repurchase agreements for reinvestment of cash collateral on securities lending transactions under the securities lending program offered by The Bank of New York Mellon (“BNYM”) (the “Program”) (collectively, “Repurchase Agreements”). The value of the underlying collateral, including accrued interest, must equal or exceed the value of the Repurchase Agreements during the term of the agreement. For joint repurchase agreements, the Funds participate on a pro rata basis with other clients of BNYM in its share of the underlying collateral under such joint repurchase agreements and in its share of proceeds from any repurchase or other disposition of the underlying collateral. The underlying collateral for all Repurchase Agreements is held in safekeeping by the Funds’ custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited. Pursuant to the Program, the Funds are indemnified for such losses by BNYM on joint repurchase agreements.

At April 30, 2021, the market value of Repurchase Agreements outstanding for Small Cap and China were $1,220,577 and $2,805,750, respectively.

2. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

For each of the Funds, the Trust has entered into an investment advisory agreement under which the Investment Manager, a subsidiary and the U.S. retail distribution arm of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’ overall administration and operations. The Investment Manager selects one or more subadvisers for the Funds (subject to Board approval) and monitors each subadviser’s investment performance, security holdings and investment strategies. Each Fund’s investment portfolio is managed by one or more portfolio managers who serve pursuant to a subadvisory agreement with the Investment Manager. Small Cap is managed by

24

Notes to Financial Statements (continued)

Frontier Capital Management Co., LLC (“Frontier”). AMG indirectly owns a majority interest in Frontier. China was managed by Next Century Growth Investors LLC, RBC Global Asset Management (U.S.) Inc., and WEDGE Capital Management L.L.P.

Investment management fees are paid directly by the Funds to the Investment Manager based on average daily net assets. For the six months ended April 30, 2021, the Funds’ investment management fees were paid at the following annual rate of each Fund’s respective average daily net assets:

Small Cap	0.70%

China	0.74%

The Investment Manager has contractually agreed, through at least March 1, 2022, to waive management fees and/or pay or reimburse fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses and extraordinary expenses) of Small Cap and China to 0.90% and 0.94%, respectively, of each Fund’s average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Funds in certain circumstances.

In general, for a period of up to 36 months after the date any amounts are paid, waived or reimbursed by the Investment Manager, the Investment Manager may recover such amounts from a Fund, provided that such repayment would not cause the Fund’s total annual operating expenses after fee waiver and expense reimbursements (exclusive of the items noted in the parenthetical above) to exceed either (i) the Expense Cap in effect at the time such amounts were paid, waived or reimbursed, or (ii) the Expense Cap in effect at the time of such repayment by the Fund.

The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of a Fund or a successor fund, by mutual agreement between the Investment Manager and the Board, or in the event of a Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of a Fund.

At April 30, 2021, the Funds’ expiration of reimbursements subject to recoupment is as follows:

Expiration Period	Small Cap	China

Less than 1 year	$114,490	$133,467

1-2 years	119,373	117,653

2-3 years	93,482	89,093

Total	$327,345	$340,213

The Trust, on behalf of the Funds, has entered into an amended and restated Administration Agreement under which the Investment Manager serves as the Funds’ administrator (the “Administrator”) and is responsible for all non-portfolio management aspects of managing the Funds’ operations, including administration and shareholder services to each Fund. Each Fund pays a fee to the Administrator at the rate of 0.15% per annum of the Fund’s average daily net assets for this service.

The Funds are distributed by AMG Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of the Investment Manager. The Distributor serves as the distributor and underwriter for each Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Generally the Distributor bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature.

Small Cap has adopted a distribution and service plan (the “Plan”) with respect to the Class N shares, in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of FINRA regarding asset-based sales charges. Pursuant to the Plan, Small Cap may make payments to the Distributor for its expenditures in financing any activity primarily intended to result in the sale of the Fund’s Class N shares and for maintenance and personal service provided to existing shareholders of that class. The Plan authorized payments to the Distributor up to 0.25% annually of the Fund’s average daily net assets attributable to the Class N shares.

For Class N of Small Cap and China, and for Class I of Small Cap, the Board has approved reimbursement payments to the Investment Manager for shareholder servicing expenses (“shareholder servicing fees”) incurred. Shareholder servicing fees include payments to financial intermediaries, such as broker-dealers (including fund supermarket platforms), banks, and trust companies who provide shareholder recordkeeping, account servicing and other services. The Class N shares of Small Cap and China and Class I shares of Small Cap may reimburse the Investment Manager for the actual amount incurred up to a maximum annual rate of each Class’s average daily net assets as shown in the table below.

The impact on the annualized expense ratios for the six months ended April 30, 2021, were as follows:

Fund	Maximum Annual Amount Approved	Actual Amount Incurred

Small Cap

Class N	0.15%	0.15%

Class I	0.15%	0.04%

China

Class N	0.25%	0.23%

The Board provides supervision of the affairs of the Trust and other trusts within the AMG Funds Family. The Trustees of the Trust who are not affiliated with the Investment Manager receive an annual retainer and per meeting fees for regular, special and telephonic meetings, and they are reimbursed for out-of-pocket expenses incurred while carrying out their duties as Board members. The Chairman of the Board and the Audit Committee Chair receive additional annual

25

Notes to Financial Statements (continued)

retainers. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Securities and Exchange Commission (the “SEC”) granted an exemptive order that permits the Funds to lend and borrow money for certain temporary purposes directly to and from other eligible funds in the AMG Funds Family. Participation in this interfund lending program is voluntary for both the borrowing and lending funds, and an interfund loan is only made if it benefits each participating fund. The Administrator manages the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating funds. The interest earned and interest paid on interfund loans are included on the Statement of Operations as interest income and miscellaneous expense, respectively. At April 30, 2021, the Funds had no interfund loans outstanding.

The following Fund utilized the interfund loan program during the six months ended April 30, 2021 as follows:

Fund	Average Borrowed	Number of Days	Interest Paid	Average Interest Rate

Small Cap	$1,557,880	4	$154	0.903%

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities and U.S. Government Obligations) for the six months ended April 30, 2021, were as follows:

	Long Term Securities

Fund	Purchases	Sales

Small Cap	$29,590,489	$33,208,990

China	54,126,810	69,459,590

The Funds had no purchases or sales of U.S. Government Obligations during the six months ended April 30, 2021.

4. PORTFOLIO SECURITIES LOANED

The Funds participate in the Program providing for the lending of securities to qualified borrowers. Securities lending income includes earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the Program, and the Funds, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash, U.S. Treasury Obligations or U.S. Government Agency Obligations. Collateral is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Funds’ policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Funds are indemnified for such losses by BNYM. Cash collateral is held in separate omnibus accounts managed by BNYM, who is authorized to exclusively enter into joint repurchase agreements for that cash collateral. Securities collateral is held in separate omnibus accounts managed by BNYM that cannot be sold or pledged. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities as soon as practical, which is normally within three business days.

The value of securities loaned on positions held, cash collateral and securities collateral received at April 30, 2021, were as follows:

Fund	Securities Loaned	Cash Collateral Received	Securities Collateral Received	Total Collateral Received

Small Cap	$2,694,930	$1,220,577	$1,625,951	$2,846,528

China	16,463,145	2,805,750	14,292,708	17,098,458

The following table summarizes the securities received as collateral for securities lending at April 30, 2021:

Fund	Collateral Type	Coupon Range	Maturity Date Range

Small Cap	U.S. Treasury Obligations	0.000%-6.875%	05/18/21-08/15/50

China	U.S. Treasury Obligations	0.000%-6.875%	05/15/21-08/15/50

5. COMMITMENTS AND CONTINGENCIES

Under the Trust’s organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against a Fund that have not yet occurred. However, based on experience, the Funds had no prior claims or losses and expect the risks of loss to be remote.

6. MASTER NETTING AGREEMENTS

The Funds may enter into master netting agreements with their counterparties for the securities lending program and Repurchase Agreements, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting agreements in the Statement of Assets and Liabilities. For securities lending transactions, see Note 4.

26

Notes to Financial Statements (continued)

The following table is a summary of the Funds’ open Repurchase Agreements that are subject to a master netting agreement as of April 30, 2021:

		Gross Amount Not Offset in the Statement of Assets and Liabilities

Fund	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Offset Amount	Net Asset Balance	Collateral Received	Net Amount

Small Cap

Morgan, Stanley & Co. LLC	$220,577	—	$220,577	$220,577	—

RBC Dominion Securities, Inc.	1,000,000	—	1,000,000	1,000,000	—

Total	$1,220,577	—	$1,220,577	$1,220,577	—

China

Bank of America Securities, Inc.	$805,750	—	$805,750	$805,750	—

Daiwa Capital Markets America	1,000,000	—	1,000,000	1,000,000	—

RBC Dominion Securities, Inc.	1,000,000	—	1,000,000	1,000,000	—

Total	$2,805,750	—	$2,805,750	$2,805,750	—

7. SUBSEQUENT EVENTS

The Funds have determined that no material events or transactions occurred through the issuance date of the Funds’ financial statements which require an additional disclosure in or adjustment of the Funds’ financial statements, except that in conjunction with the change in investment strategy for China, the Fund sold substantially all open positions around the date of the subadviser change that increased the Fund’s portfolio turnover. The Fund also declared a special capital gain distribution on May 27, 2021. On June 25, 2021, all proposals related to China, as discussed in Note 1, were approved by the Fund’s shareholders.

27

Approval of Subadvisory Agreement

AMG Managers Emerging Opportunities Fund: Approval of Subadvisory Agreements on March 17-18, 2021

At a meeting held via telephone and videoconference on March 17-18, 2021, the Board of Trustees (the “Board” or the “Trustees”), and separately a majority of the Trustees who are not “interested persons” of AMG Funds I (the “Trust”) (the “Independent Trustees”), unanimously voted to approve the termination of the subadvisory agreements between AMG Funds LLC (the “Investment Manager”) and each of Next Century Growth Investors LLC, WEDGE Capital Management L.L.P. and RBC Global Asset Management (U.S.) Inc. (each, an “Existing Subadviser”) with respect to AMG Managers Emerging Opportunities Fund (the “Fund”) (the “Existing Subadvisory Agreements”), and approve the interim subadvisory agreement between the Investment Manager and Veritas Asset Management LLP (“Veritas”) with respect to the Fund (the “Interim Subadvisory Agreement”), the new subadvisory agreement between the Investment Manager and Veritas with respect to the Fund (the “New Subadvisory Agreement” and together with the Interim Subadvisory Agreement, the “Agreements”), and the presentation of the New Subadvisory Agreement for shareholder approval at a special meeting to be held for such purpose, including a recommendation that shareholders vote to approve the New Subadvisory Agreement. The Independent Trustees were separately represented by independent legal counsel in their consideration of the Agreements.

In considering the Agreements, the Trustees considered the information relating to the Fund and Veritas provided to them in connection with the meeting on March 17-18, 2021. Prior to voting, the Independent Trustees: (a) reviewed the foregoing information; (b) received materials from their independent legal counsel discussing the legal standards applicable to their consideration of the Agreements; and (c) met with their independent legal counsel in a private session at which no representatives of management were present.

NATURE, EXTENT AND QUALITY OF SERVICES

In considering the nature, extent and quality of the services to be provided by Veritas, the Trustees reviewed information relating to Veritas’ financial condition, operations and personnel and the investment philosophy, strategies and techniques (the “Investment Strategy”) that are intended to be used by Veritas in managing the Fund. The Trustees noted that, under normal circumstances, the Fund would invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of issuers located in China (People’s Republic of China and its Special Administrative Regions, Hong Kong and Macau) or issuers that are not located in China but derive a majority (over 50%) of their income from China. The Trustees further noted that in connection with hiring Veritas, shareholders would be asked to approve a change in the Fund’s status from operating as a diversified fund to operating as a non-diversified fund. Among other things, the Trustees reviewed information on portfolio management and other professional staff, information regarding Veritas’ organizational and management structure, and Veritas’ compliance policies and procedures. The Trustees noted that Veritas was founded in 2003 and has 42 employees. The Trustees considered specific information provided regarding the experience of the individual at Veritas that is expected to have portfolio management responsibility for the Fund. The Trustees noted that the proposed portfolio manager joined Veritas in 2004. In the course of their deliberations, the Trustees evaluated, among other things: (a) the expected services to be rendered by Veritas to the Fund; (b) the qualifications and experience of Veritas’ personnel; and (c) Veritas’ compliance program. The Trustees additionally considered Veritas’ risk management processes. The Trustees reviewed Veritas’ compliance policies and procedures, code of ethics, and specific information related to how Veritas monitors, among other things, portfolio compliance and proxy voting and deemed all of them to be adequate. The Trustees also took into account the financial condition of Veritas with respect to its ability to provide the services required under the Agreements and noted that, as of December 31, 2020, Veritas managed approximately $33 billion in assets. The Trustees concluded that, given Veritas’ financial condition, it would be able to meet any reasonably foreseeable obligations under the Agreements.

PERFORMANCE

Because Veritas was proposing to manage the Fund with its China equity investment strategy, the Trustees noted that they could not draw any conclusions regarding the performance of the Fund to date. The Trustees, however, considered the performance provided by Veritas with respect to Veritas’ China Long Composite, which is managed in a substantially similar manner to the Fund. In this regard, the Trustees noted that the performance of the China Long Composite had not been adjusted for the fees and expenses of the Fund. The Trustees reviewed the year over year performance of the China Long Composite and noted that the composite outperformed its benchmark for the period from the inception date of the composite on September 28, 2018 through December 31, 2018.

SUBADVISORY FEES, PROFITABILITY AND ECONOMIES OF SCALE

The Trustees noted that the Investment Manager, and not the Fund, is responsible for paying the fees charged by Veritas. In considering the anticipated profitability of Veritas with respect to the provision of subadvisory services to the Fund, the Trustees considered information regarding Veritas’ organization, management and financial stability. The Trustees noted that, because Veritas is an affiliate of the Investment Manager, a portion of Veritas’ revenues or anticipated profits might be shared directly or indirectly with the Investment Manager. The Trustees also noted that the subadvisory fee rate to be paid to Veritas under each Agreement was lower than the rate paid to each Existing Subadviser under the applicable Existing Subadvisory Agreement. The Trustees further noted that the Investment Manager proposed certain fee changes for the Fund, all of which would be implemented upon the effectiveness of the New Subadvisory Agreement and would result in the overall reduction of the Fund’s net expense ratios as compared with the Fund’s current fee structure. The Trustees also considered the percentage amount of the advisory fee retained by the Investment Manager after payment of the subadvisory fee with respect to the Fund, which would increase if the New Subadvisory Agreement was approved. The Trustees also noted payments made or to be made from Veritas to the Investment Manager, and other payments made or to be made from the Investment Manager to Veritas, including certain expense sharing arrangements related to, among other things, shareholder servicing and distribution. The Trustees concluded that these arrangements were reasonable. The Trustees noted that the management fees (which include both the advisory and administration fees) and total expenses (net of applicable expense waivers/reimbursements) of Class I shares (the class of shares which is the primary focus of the Fund’s distribution) of the Fund would both be lower than the average for an appropriate peer group of similar mutual funds for the Fund once the new fee changes went into effect.

The Board took into account management’s discussion of the proposed subadvisory fee structure, and the services Veritas is expected to provide in performing its functions under the Agreements. The Trustees also were provided with the estimated profitability of Veritas with respect to

28

Approval of Subadvisory Agreement (continued)

its proposed subadvisory services to the Fund. Based on the foregoing, the Trustees concluded that the profitability to Veritas is expected to be reasonable and that Veritas is not expected to realize material benefits from economies of scale that would warrant adjustments to the subadvisory fees at this time. Also with respect to economies of scale, the Trustees noted that as the Fund’s assets increase over time, the Fund may realize economies of scale with respect to certain fees and expenses, other than the Fund’s management fee, to the extent the increase in assets is proportionally greater than the increase in such fees and expenses.

In addition, the Trustees considered other potential benefits of the subadvisory relationship to Veritas, including, among others, the potential broadening of Veritas’ China equity investment capabilities, as well as the indirect benefits that Veritas may receive from Veritas’ relationship with the Fund, including any so-called “fallout benefits” to Veritas, such as reputational value derived from Veritas serving as subadviser to the Fund, which bears Veritas’ name. Taking into account all of the foregoing, the Trustees concluded that, in light of the nature, extent and quality of the services to be provided by Veritas, and the other considerations noted above with respect to Veritas, the Fund’s subadvisory fees are reasonable.

The Trustees also considered information provided by the Investment Manager related to the benefits of the proposed strategic repositioning of the AMG Funds complex. The Trustees considered that the strategic repositioning was expected to create value for the Fund, the other funds in the AMG Funds complex and their shareholders through enhanced resources and competitive fee levels. The Trustees noted that the proposed changes would bring the full range of AMG’s resources to bear on the growth and success of the AMG Funds, streamline the lineup of funds in the AMG Funds complex and reduce the number of subadvisers, significantly reduce strategy overlap and provide more differentiated investment solutions for the AMG Funds complex that are otherwise not available to U.S. retail investors. The Trustees further considered that the repositioning would bring AMG’s strong partnerships in support of the Fund and the AMG Funds complex as a whole and enable AMG Funds to bring the best capabilities of AMG’s Affiliates to the Fund and the rest of the AMG Funds complex. The Trustees noted that AMG’s relationship with its Affiliates will also allow the Fund to have greater insight into the Affiliate’s compliance and business platform than is generally possible with third party subadvisers, aiding the ongoing monitoring of subadvisers. In light of the foregoing, in approving the Agreements, the Trustees, including a majority of the Independent Trustees, determined that the hiring of Veritas is in the best interests of the Fund and its shareholders and does not involve a conflict of interest from which the Investment Manager or an affiliated subadviser derives an inappropriate advantage.

*  *  *  *

After consideration of the foregoing, the Trustees reached the following conclusions (in addition to the conclusions discussed above) regarding each Agreement: (a) Veritas has demonstrated that it possesses the capability and resources to perform the duties required of it under each Agreement; (b) Veritas’ Investment Strategy is appropriate for pursuing the Fund’s investment objective; (c) Veritas is reasonably likely to execute its investment strategy consistently over time; and (d) Veritas maintains appropriate compliance programs.

Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees concluded that approval of each Agreement would be in the best interests of the Fund and its shareholders. Accordingly, on March 17-18, 2021, the Trustees, and separately a majority of the Independent Trustees, unanimously voted to approve each Agreement.

29

Funds Liquidity Risk Management Program

The Securities and Exchange Commission (the “SEC”) adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that a fund will be unable to meet its redemption obligations and mitigating dilution of the interests of fund shareholders.

The AMG Funds Family of Funds (each a “Fund,” and collectively, the “Funds”) have adopted and implemented a Liquidity Risk Management Program (the “Program”) as required by the Liquidity Rule. The Program is reasonably designed to assess and manage each Fund’s liquidity risk, taking into consideration the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short and long-term cash flow projections, and its holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources, including access to the Funds’ credit facility. Under the Liquidity Rule, each liquidity classification category (highly liquid, moderately liquid, less liquid and illiquid) is defined with respect to the time it is reasonably expected to take to convert the investment to cash (or sell or dispose of the investment) in current market conditions without significantly changing the market value of the investment.

The Funds’ Board of Trustees (the “Board”) appointed AMG Funds, LLC (“AMGF”) as the Program administrator. AMGF formed a Liquidity Risk Management Committee (“LRMC”), which includes members of various departments across AMGF, including Legal, Compliance, Mutual Fund Services, Investment Research and Product Analysis & Operations and, as needed, other representatives of AMGF and/or representatives of the subadvisers to the Funds. The LRMC meets on a periodic basis, no less frequently than monthly. The LRMC is responsible for the Program’s administration and oversight and for reporting to the Board on at least an annual basis regarding the Program’s operation and effectiveness.

At a meeting of the Board held on March 17-18, 2021, the Board received a report from the LRMC regarding the design and operational effectiveness of the Program for the period January 1, 2020 through December 31, 2020 (the “Program Reporting Period”).

The Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing a Fund’s liquidity risk, as follows:

A. The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions:

During the Program Reporting Period, the LRMC reviewed whether each Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions is appropriate for an open-end fund structure. The LRMC also factored a Fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account.

B. Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions:

During the Program Reporting Period, the LRMC reviewed historical net redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size. The Funds maintain an in-kind redemption policy, which may be utilized to meet larger redemption requests, when appropriate. The LRMC may also take into consideration a Fund’s shareholder ownership concentration, a Fund’s distribution channels, and the degree of certainty associated with a Fund’s short-term and long-term cash flow projections.

C. Holdings of cash and cash equivalents, as well as borrowing arrangements:

The LRMC considered the terms of the credit facilities available to the Funds.

The report concluded that, based upon the review of the Program, using resources and methodologies that AMGF considers reasonable, AMGF believes that the Program and Funds’ Liquidity Risk Management Policies and Procedures are adequate, effective, and reasonably designed to effectively manage the Funds’ liquidity risk.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to each Fund’s prospectus or statement of additional information for more information regarding a Fund’s exposure to liquidity risk and other principal risks to which an investment in a Fund may be subject.

30

THIS PAGE INTENTIONALLY LEFT BLANK

THIS PAGE INTENTIONALLY LEFT BLANK

INVESTMENT MANAGER AND

ADMINISTRATOR

AMG Funds LLC

One Stamford Plaza

263 Tresser Blvd, Suite 949

Stamford, CT 06901

800.548.4539

DISTRIBUTOR

AMG Distributors, Inc.

One Stamford Plaza

263 Tresser Blvd, Suite 949

Stamford, CT 06901

800.548.4539

CUSTODIAN

The Bank of New York Mellon

111 Sanders Creek Parkway

East Syracuse, NY 13057

LEGAL COUNSEL

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

Attn: AMG Funds

4400 Computer Drive

Westborough, MA 01581

800.548.4539

TRUSTEES

Bruce B. Bingham

Christine C. Carsman

Kurt A. Keilhacker

Steven J. Paggioli

Richard F. Powers III

Eric Rakowski

Victoria L. Sassine

Thomas R. Schneeweis

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.548.4539. Distributed by AMG Distributors, Inc., member FINRA/SIPC.

Current net asset values per share for each Fund are available on the Funds’ website at amgfunds.com.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.548.4539, or (ii) on the Securities and Exchange Commission’s (SEC) website at sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.548.4539 or visit the SEC website at sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ portfolio holdings on Form N-PORT are available on the SEC’s website at sec.gov and the Funds’ website at amgfunds.com. To review a complete list of the Funds’ portfolio holdings, or to view the most recent semiannual report or annual report, please visit amgfunds.com.

amgfunds.com

BALANCED FUNDS

AMG GW&K Global Allocation

GW&K Investment Management, LLC

AMG FQ Global Risk-Balanced

First Quadrant, L.P.

EQUITY FUNDS

AMG Beutel Goodman International Equity

Beutel, Goodman & Company Ltd.

AMG Boston Common Global Impact

Boston Common Asset Management, LLC

AMG Managers CenterSquare Real Estate

CenterSquare Investment Management LLC

AMG Frontier Small Cap Growth

Frontier Capital Management Co., LLC

AMG GW&K Small Cap Core

AMG GW&K Small Cap Value

AMG GW&K Small Cap Value II

AMG GW&K Small/Mid Cap

AMG GW&K Small/Mid Cap Growth

AMG GW&K Emerging Markets Equity

AMG GW&K Emerging Wealth Equity

AMG GW&K International Small Cap

GW&K Investment Management, LLC

AMG Montrusco Bolton Large Cap Growth

Montrusco Bolton Investments, Inc.

AMG Renaissance Large Cap Growth

The Renaissance Group LLC

AMG River Road Dividend All Cap Value

AMG River Road Focused Absolute Value

AMG River Road Large Cap Value Select

AMG River Road Long-Short

AMG River Road Mid Cap Value

AMG River Road Small-Mid Cap Value

AMG River Road Small Cap Value

River Road Asset Management, LLC

AMG TimesSquare Emerging Markets Small Cap

AMG TimesSquare Global Small Cap

AMG TimesSquare International Small Cap

AMG TimesSquare Mid Cap Growth

AMG TimesSquare Small Cap Growth

TimesSquare Capital Management, LLC

AMG Veritas Asia Pacific

AMG Veritas China

AMG Veritas Global Focus

AMG Veritas Global Real Return

Veritas Asset Management LLP

AMG Yacktman

AMG Yacktman Focused

AMG Yacktman Focused Fund - Security Selection Only

AMG Yacktman Special Opportunities

Yacktman Asset Management LP

FIXED INCOME FUNDS

AMG Beutel Goodman Core Plus Bond

Beutel, Goodman & Company Ltd.

AMG GW&K Core Bond ESG

AMG GW&K Enhanced Core Bond ESG

AMG GW&K ESG Bond

AMG GW&K High Income

AMG GW&K Municipal Bond

AMG GW&K Municipal Enhanced Yield

GW&K Investment Management, LLC

amgfunds.com	043021	SAR022

SEMI-ANNUAL REPORT

AMG Funds

April 30, 2021

Class N, I, & Z Shares
Equity
Fixed Income
International

amgfunds.com	043021	SAR082

AMG Funds Semi-Annual Report — April 30, 2021 (unaudited)

TABLE OF CONTENTS			PAGE
ABOUT YOUR FUND’S EXPENSES			2

FUND PERFORMANCE			4

FUND SNAPSHOTS AND SCHEDULES OF PORTFOLIO INVESTMENTS

AMG River Road Mid Cap Value Fund (formerly AMG Managers Fairpointe Mid Cap Fund)	8	AMG Beutel Goodman Core Plus Bond Fund (formerly AMG Managers DoubleLine Core Plus Bond Fund) AMG Beutel Goodman International Equity Fund (formerly AMG Managers Pictet International Fund)	29
AMG River Road Large Cap Value Select Fund (formerly AMG FQ Long-Short Equity Fund)	11		38

AMG River Road Small Cap Value Fund	14	AMG Montrusco Bolton Large Cap Growth Fund (formerly AMG Managers Montag & Caldwell Growth Fund)
AMG River Road Dividend All Cap Value Fund	17		41

AMG River Road Small-Mid Cap Value Fund	20

AMG River Road Long-Short Fund	23

AMG River Road Focused Absolute Value Fund	26

FINANCIAL STATEMENTS

Statement of Assets and Liabilities			44
Balance sheets, net asset value (NAV) per share computations and cumulative distributable earnings (loss)

Statement of Operations			48
Detail of sources of income, expenses, and realized and unrealized gains (losses) during the fiscal period

Statements of Changes in Net Assets			51
Detail of changes in assets for the past two fiscal periods

Financial Highlights			55
Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

Notes to Financial Statements			83
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

APPROVAL OF SUBADVISORY AGREEMENTS			98

FUNDS LIQUIDITY RISK MANAGEMENT PROGRAM			106

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the AMG Funds Family of Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

About Your Fund’s Expenses (unaudited)

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended April 30, 2021	Expense Ratio for the Period	Beginning Account Value 11/01/20	Ending Account Value 04/30/21	Expenses Paid During the Period*
AMG River Road Mid Cap Value Fund

Based on Actual Fund Return
Class N	1.15%	$ 1,000	$1,408	$6.87
Class I	0.90%	$1,000	$1,410	$5.38
Class Z	0.82%	$1,000	$1,410	$4.90

Based on Hypothetical 5% Annual Return
Class N	1.15%	$1,000	$1,019	$5.76
Class I	0.90%	$1,000	$1,020	$4.51
Class Z	0.82%	$1,000	$1,021	$4.11

AMG River Road Large Cap Value Select Fund

Based on Actual Fund Return
Class N	1.04%	$1,000	$1,270	$5.85
Class I	0.73%	$1,000	$1,271	$4.11

Based on Hypothetical 5% Annual Return
Class N	1.04%	$1,000	$1,020	$5.21
Class I	0.73%	$1,000	$1,021	$3.66

Six Months Ended April 30, 2021	Expense Ratio for the Period	Beginning Account Value 11/01/20	Ending Account Value 04/30/21	Expenses Paid During the Period*
AMG River Road Small Cap Value Fund

Based on Actual Fund Return
Class N	1.35%	$1,000	$1,440	$8.17
Class I	1.09%	$1,000	$1,442	$6.60
Class Z	1.00%	$1,000	$1,443	$6.06

Based on Hypothetical 5% Annual Return
Class N	1.35%	$1,000	$1,018	$6.76
Class I	1.09%	$1,000	$1,019	$5.46
Class Z	1.00%	$1,000	$1,020	$5.01

AMG River Road Dividend All Cap Value Fund

Based on Actual Fund Return
Class N	1.09%	$1,000	$1,308	$6.24
Class I	0.83%	$1,000	$1,310	$4.75
Class Z	0.79%	$1,000	$1,310	$4.52

Based on Hypothetical 5% Annual Return
Class N	1.09%	$1,000	$1,019	$5.46
Class I	0.83%	$1,000	$1,021	$4.16
Class Z	0.79%	$1,000	$1,021	$3.96

About Your Fund’s Expenses (continued)

Six Months Ended April 30, 2021	Expense Ratio for the Period	Beginning Account Value 11/01/20	Ending Account Value 04/30/21	Expenses Paid During the Period*
AMG River Road Small-Mid Cap Value Fund
Based on Actual Fund Return
Class N	1.29%	$1,000	$1,450	$7.84
Class I	1.04%	$1,000	$1,453	$6.32
Class Z	0.98%	$1,000	$1,453	$5.96

Based on Hypothetical 5% Annual Return
Class N	1.29%	$1,000	$1,018	$6.46
Class I	1.04%	$1,000	$1,020	$5.21
Class Z	0.98%	$1,000	$1,020	$4.91

AMG River Road Long-Short Fund**
Based on Actual Fund Return
Class N	1.45%	$1,000	$1,205	$7.93
Class I	1.20%	$1,000	$1,208	$6.57
Class Z	1.12%	$1,000	$1,208	$6.13

Based on Hypothetical 5% Annual Return
Class N	1.45%	$1,000	$1,018	$7.25
Class I	1.20%	$1,000	$1,019	$6.01
Class Z	1.12%	$1,000	$1,019	$5.61

AMG River Road Focused Absolute Value Fund
Based on Actual Fund Return
Class N	1.06%	$1,000	$1,335	$6.14
Class I	0.82%	$1,000	$1,336	$4.75
Class Z	0.78%	$1,000	$1,337	$4.52

Based on Hypothetical 5% Annual Return
Class N	1.06%	$1,000	$1,020	$5.31
Class I	0.82%	$1,000	$1,021	$4.11
Class Z	0.78%	$1,000	$1,021	$3.91

AMG Beutel Goodman Core Plus Bond Fund
Based on Actual Fund Return
Class N	0.94%	$1,000	$1,010	$4.68
Class I	0.69%	$1,000	$1,011	$3.44
Class Z	0.61%	$1,000	$1,012	$3.04

Based on Hypothetical 5% Annual Return
Class N	0.94%	$1,000	$1,020	$4.71
Class I	0.69%	$1,000	$1,021	$3.46
Class Z	0.61%	$1,000	$1,022	$3.06

Six Months Ended April 30, 2021	Expense Ratio for the Period	Beginning Account Value 11/01/20	Ending Account Value 04/30/21	Expenses Paid During the Period*
AMG Beutel Goodman International Equity Fund
Based on Actual Fund Return
Class N	1.29%	$1,000	$1,367	$7.57
Class I	0.99%	$1,000	$1,370	$5.82
Class Z	0.89%	$1,000	$1,371	$5.23

Based on Hypothetical 5% Annual Return
Class N	1.29%	$1,000	$1,018	$6.46
Class I	0.99%	$1,000	$1,020	$4.96
Class Z	0.89%	$1,000	$1,020	$4.46

AMG Montrusco Bolton Large Cap Growth Fund
Based on Actual Fund Return
Class N	1.14%	$1,000	$1,263	$6.40
Class I	0.98%	$1,000	$1,263	$5.50

Based on Hypothetical 5% Annual Return
Class N	1.14%	$1,000	$1,019	$5.71
Class I	0.98%	$1,000	$1,020	$4.91

*

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

**

Excludes interest expense and dividends on short positions. If included, your annualized expense ratios would be 2.98%, 2.73% and 2.65% for Class N, Class I and Class Z, respectively, and your actual and hypothetical expenses paid during the period would be $16.29, $14.94 and $14.51, and $14.85, $13.61 and $13.22 for Class N, Class I and Class Z, respectively.

Fund Performance (unaudited) Periods ended April 30, 2021

The table below shows the average annual total returns for the periods indicated for each Fund, as well as each Fund’s relative index for the same time periods ended April 30, 2021.

Average Annual Total Returns[1]	Six Months*	One Year	Five Years	Ten Years	Since Inception	Inception Date

AMG River Road Mid Cap Value Fund2, [3,4,5,6,7,8,9,10,11]

Class N	40.80%	56.71%	8.71%	8.61%	11.38%	09/19/94

Class I	41.02%	57.15%	8.99%	8.89%	9.24%	07/06/04

Class Z	41.03%	57.26%	—	—	5.76%	09/29/17

Russell Midcap® Value Index[37]	41.41%	60.70%	12.18%	11.31%	10.23%	09/19/94	†

S&P MidCap 400® Index[38]	44.34%	67.90%	15.10%	12.11%	12.39%	09/19/94	†

AMG River Road Large Cap Value Select Fund2, 3, 4, 5, 6, 7, 10, 11, 12, 13, 14, 15, 16, 17, 18, 19, 20, 21, 22

Class N	26.96%	23.02%	10.80%	9.58%	7.36%	03/01/06

Class I	27.14%	23.39%	11.12%	9.88%	8.48%	08/14/92

Russell 1000® Value Index[39]	36.30%	45.92%	12.15%	11.13%	10.13%	08/14/92	†

Russell 3000® Index[40]	31.08%	50.92%	17.67%	14.03%	10.65%	08/14/92	†

AMG River Road Small Cap Value Fund3, [4,6,7,9,10,11]

Class N	43.96%	60.52%	14.12%	10.71%	8.98%	06/28/05

Class I	44.17%	61.08%	14.41%	10.99%	7.65%	12/13/06

Class Z	44.26%	61.18%	—	—	11.92%	09/29/17

Russell 2000® Value Index[41]	59.17%	78.96%	13.54%	10.10%	8.20%	06/28/05	†

AMG River Road Dividend All Cap Value Fund3, [4,6,7,9,10,11,14,23]

Class N	30.80%	44.02%	8.93%	9.33%	8.26%	06/28/05

Class I	30.98%	44.43%	9.22%	9.62%	7.15%	06/28/07

Class Z	31.01%	44.50%	—	—	8.31%	09/29/17

Russell 3000® Value Index[42]	37.64%	47.78%	12.25%	11.04%	8.21%	06/28/05	†

AMG River Road Small-Mid Cap Value Fund3, [4,6,7,9,10,11]

Class N	45.00%	64.06%	15.19%	11.42%	8.32%	03/29/07

Class I	45.28%	64.35%	15.45%	11.71%	8.36%	06/28/07

Class Z	45.20%	64.53%	—	—	12.60%	09/29/17

Russell 2500® Value Index[43]	53.12%	72.68%	12.66%	10.44%	7.86%	03/29/07	†

Russell 2000® Value Index[41]	59.17%	78.96%	13.54%	10.10%	7.29%	03/29/07	†

AMG River Road Long-Short Fund5, [6,7,9,10,11,12,14,19,21]

Class N	20.53%	20.85%	7.78%	—	6.18%	05/04/11

Class I	20.77%	21.19%	8.06%	—	6.00%	03/04/13

Class Z	20.79%	21.31%	—	—	7.57%	09/29/17

Russell 3000® Index[40]	31.08%	50.92%	17.67%	—	14.12%	05/04/11	†

50% Russell 3000® Index/50% ICE BofA Merrill Lynch U.S. T-Bill (0-3 mo) Index[44]	14.67%	23.44%	9.60%	—	7.57%	05/04/11	†

*  Not annualized.

†  Date reflects the inception date of the Fund, not the index.

[1]  Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Funds are net of expenses and based on the published NAV as of April 30, 2021. All returns are in U.S. dollars ($).

[2]  Performance shown for periods prior to March 19, 2021, of AMG River Road Mid Cap Value Fund, AMG Beutel Goodman Core Plus Bond Fund, AMG Beutel Goodman International Equity Fund, and AMG Mon-trusco Bolton Large Cap Growth, and for periods prior to March 22, 2021, of AMG River Road Large Cap Value Select Fund reflects the performance of the Fund’s previous Subadviser.

[3]  The Fund is subject to risks associated with investments in mid-capitalization companies such as greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

[4]  The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history and a reliance on one or a limited number of products.

[5]  The Fund may invest in derivatives such as options and futures; the complexity and rapidly changing structure of derivatives markets may increase the possibility of market losses.

[6]  Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets.

[7]  Companies that are in similar industry sectors may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

[8]  The Fund invests in growth stocks, which may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits. Growth stocks may underperform value stocks during given periods.

Fund Performance Periods ended April 30, 2021 (continued)

Average Annual Total Returns[1]	Six Months*		One Year		Five Years	Ten Years	Since Inception	Inception Date

AMG River Road Focused Absolute Value Fund3, [4,6,7,9,10,11,12,14,19,24]

Class N	33.49%		46.77%		13.16%	—	12.17%	11/03/15

Class I	33.61%		47.10%		13.43%	—	12.44%	11/03/15

Class Z	33.74%		47.25%		—	—	11.09%	09/29/17

Russell 3000® Value Index[42]	37.64%		47.48%		12.25%	—	11.18%	11/03/15	†

AMG Beutel Goodman Core Plus Bond Fund2, 5, 6, 10, 12, 13, 25, 26, 27, 28, 29, 30, 31, 32, 33, 34

Class N	0.99%		6.90%		3.26%	—	4.12%	07/18/11

Class I	1.11%		7.18%		3.53%	—	4.38%	07/18/11

Class Z	1.15%		7.26%		—	—	3.47%	09/29/17

Bloomberg Barclays

U.S. Aggregate Bond Index[45]	(1.52%	)	(0.27%	)	3.19%	—	3.26%	07/18/11	†

AMG Beutel Goodman International Equity Fund2, [3,4,6,7,10,19,20,24,35]

Class N	36.70%		51.62%		7.95%	—	5.03%	04/14/14

Class I	37.04%		52.33%		8.26%	—	5.34%	04/14/14

Class Z	37.13%		52.47%		—	—	5.24%	09/29/17

MSCI EAFE Index[46]	28.84%		39.88%		8.87%	—	5.37%	04/14/14	†

AMG Montrusco Bolton Large Cap Growth Fund2, [6,7,8,9,10,19,20,33,36]

Class N	26.25%		49.46%		18.47%	13.62%	10.60%	11/02/94

Class I	26.33%		49.65%		18.69%	13.87%	9.64%	06/28/96

S&P 500® Growth Index[47]	24.61%		48.86%		21.26%	16.55%	11.59%	11/02/94	†

Russell 1000® Growth Index[48]	24.31%		51.41%		22.88%	17.02%	11.17%	11/02/94	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Funds and other information, please call 800.548.4539 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

[9]  The Fund invests in value stocks, which may perform differently from the market as a whole and may be undervalued by the market for a long period of time.

[10]  Market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of economic or political factors, market conditions, disasters or public health issues, or in response to events that affect particular industries or companies.

[11]  The Fund is subject to special risk considerations similar to those associated with the direct ownership of real estate. Real estate valuations may be subject to factors such as changing general and local economic, financial, competitive, and environmental conditions.

[12]  Active and frequent trading of a fund may result in higher transaction costs and increased tax liability.

[13]  In managing the Fund, the Fund’s Subadviser may rely heavily on one or more quantitative models (“Model”) and information and data supplied by third parties (“Data”). When a Model or Data used in managing the Fund contains an error, or is incorrect or incomplete, any investment decision made in reliance on the Model or Data may not produce the desired results and the Fund may realize losses. In addition, any hedging based on a faulty Model or Data may prove to be unsuccessful.

[14]  Investing in PTPs (including master limited partner- ships) involves risks in addition to those typically associated with publicly traded companies. PTPs are exposed to the risks of their underlying assets, which in many cases includes the same types of risks as energy and natural resources companies. PTPs are also subject to capital markets risk. PTPs may lose their partnership status for tax purposes. The Fund’s status as a regulated investment company may be jeopardized if it does not appropriately limit such investments in PTPs or if such investments are re- characterized for tax purposes.

[15]  The Fund is subject to currency risk resulting from fluctuations in exchange rates that may affect the total loss or gain on a non-U.S. Dollar investment when converted back to U.S. Dollars.

[16]  Convertible preferred stocks, which are convertible into shares of the issuer’s common stock and pay regular dividends, and convertible debt securities, which are convertible into shares of the issuer’s common stock and bear interest, are subject to the risks of equity securities and fixed income securities.

Fund Performance Periods ended April 30, 2021 (continued)

[17]  Investments in master limited partnerships (MLPs) are subject to similar risks to those associated with the specific industry or industries in which the partnership invests, such as the risk of investing in the real estate or oil and gas industries. In addition, investments in MLPs are subject to the risks of investing in a partnership, including limited control and voting rights on matters affecting the partnership and fewer investor protections compared to corporations.

[18]  Because exchange-traded funds (ETFs) incur their own costs, investing in them could result in a higher cost to the investor. Additionally, the fund will be indirectly exposed to all the risks of securities held by the ETFs.

[19]  A greater percentage of the Fund’s holdings may be focused in a smaller number of securities which may place the Fund at greater risk than a more diversified fund.

[20]  The Fund invests in large-capitalization companies that may underperform other stock funds (such as funds that focus on small- and medium-capitalization companies) when stocks of large-capitalization companies are out of favor.

[21]  The Fund may suffer significant losses on assets that it sells short. Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that is sold short.

[22]  The use of leverage in a Fund’s strategy, such as futures and forward commitment transactions, can magnify relatively small market movements into relatively larger losses for the Fund.

[23]  An issuer of a security may be unwilling or unable to pay income on a security. Common stocks do not assure dividend payments and are paid only when declared by an issuer’s board of directors.

[27]  Bank loans are subject to the credit risk of nonpayment of principal or interest.

[28]  High-yield bonds (also known as “junk bonds”) may be subject to greater levels of interest rate, credit, and liquidity risk than investments in higher rated securities. These securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. The issuers of the Fund’s holdings may be involved in bankruptcy proceedings, reorganizations, or financial restructurings, and are not as strong financially as higher-rated issuers.

[29]  Factors unique to the municipal bond market may negatively affect the value in municipal bonds.

[30]  Obligations of certain government agencies are not backed by the full faith and credit of the U.S. government. If one of these agencies defaulted on a loan, there is no guarantee that the U.S. government would provide financial support. Additionally, debt securities of the U.S. government may be affected by changing interest rates and subject to prepayment risk.

[31]  During periods of rising interest rates, a debtor may pay back a bond or other fixed income security slower than expected or required, and the value of such security may fall.

[32]  The Fund may have difficulty reinvesting payments from debtors and may receive lower rates than from its original investments.

[33]  Applying the Fund’s ESG investment criteria may result in the selection or exclusion of securities of certain issuers for reasons other than performance, and the Fund may underperform funds that do not utilize

[35]  Investing in initial public offerings (IPOs) is risky and the prices of stocks purchased in IPOs tend to fluctuate more widely than stocks of companies that have been publicly traded for a longer period of time. Stocks purchased in IPOs generally do not have a trading history, and information about the companies may be available for very limited periods.

[36]  The Fund’s performance may be adversely affected when stocks preferred by a GARP investing strategy underperform or are not favored by investors in prevailing market and economic conditions.

[37]  On March 19, 2021, the primary benchmark changed from the S&P MidCap 400® Index to the Russell Midcap® Value Index. The Russell Midcap® Value Index measures the performance of those Russell Midcap® companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value Index. Unlike the Fund, the Russell Midcap® Value Index is unmanaged, is not available for investment and does not incur expenses.

[38]  The S&P MidCap 400® Index provides investors with a benchmark for mid-sized companies. The Index, which is distinct from the large-cap S&P 500®, measures the performance of mid-sized companies, reflecting the distinctive risk and return characteristics of this market segment. Unlike the Fund, the S&P MidCap 400® Index is unmanaged, is not available for investment and does not incur expenses.

[39]  On March 22, 2021, the primary benchmark changed from the Russell 3000® Index to the Russell 1000® Value Index. The Russell 1000® Value Index is a market capitalization

[24]  The Fund is subject to the risks associated with investments in emerging markets, such as erratic earnings patterns, economic and political instability, changing exchange controls, limitations on repatriation of foreign capital and changes in local governmental attitudes toward private investment, possibly leading to nationalization or confiscation of investor assets.

[25]  The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtor’s ability to pay its creditors. Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed income securities to fall.

[26]  To the extent that the Fund invests in asset-backed or mortgage-backed securities, its exposure to prepayment and extension risks may be greater than investments in other fixed income securities.

an ESG investment strategy. The application of this strategy may affect the Fund’s exposure to certain companies, sectors, regions, countries or types of investments, which could negatively impact the Fund’s performance depending on whether such investments are in or out of favor. Applying ESG criteria to investment decisions is qualitative and subjective by nature, and there is no guarantee that the criteria utilized by the Subadviser or any judgment exercised by the Subadviser will reflect the beliefs or values of any particular investor.

[34]  Many bonds have call provisions which allow the debtors to pay them back before maturity. This is especially true with mortgage securities, which can be paid back anytime. Typically debtors prepay their debt when it is to their advantage (when interest rates drop making a new loan at current rates more attractive), and thus likely to the disadvantage of bondholders, who may have to reinvest prepayment proceeds in securities with lower yields. Prepayment risk will vary depending on the provisions of the security and current interest rates relative to the interest rate of the debt.

weighted index that measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values. Unlike the Fund, the Russell 1000® Value Index is unmanaged, is not available for investment and does not incur expenses.

[40]  The Russell 3000® Index is composed of the 3,000 largest U.S. companies as measured by market capitalization, and represents about 98% of the U.S. stock market. Unlike the Fund, the Russell 3000® Index is unmanaged, is not available for investment and does not incur expenses.

[41]  The Russell 2000® Value Index is an unmanaged, market-value weighted, value-oriented index comprised of small stocks that have relatively low price to-book ratios and lower forecasted growth values. Unlike the Fund, the Russell 2000® Value Index is unmanaged, is not available for investment and does not incur expenses.

Fund Performance Periods ended April 30, 2021 (continued)

[42]  The Russell 3000® Value Index measures the performance of the broad value segment of the U.S. equity universe. It includes those Russell 3000® companies with lower price-to-book ratios and lower forecasted growth values. Unlike the Fund, the Russell 3000® Value Index is unmanaged, is not available for investment and does not incur expenses.

[43]  The Russell 2500® Value Index measures the performance of the Russell 2500® companies with lower price-to-book ratios and lower forecasted growth values. Unlike the Fund, the Russell 2500® Value Index is unmanaged, is not available for investment and does not incur expenses.

[44]  The secondary benchmark is composed of 50% Russell 3000® Index and 50% ICE BofAML 0-3 Month U.S. Treasury Bill Index. The ICE BofAML 0-3 Month U.S. Treasury Bill Index is a subset of The Bank of America Merrill Lynch 0-1 Year US Treasury Index including all securities with a remaining term to final maturity less than 3 months. Unlike the Fund, the indices are unmanaged, are not available for investment and do not incur expenses.

[45]  The Bloomberg Barclays U.S. Aggregate Bond Index is an index of the U.S. investment-grade fixed-rate bond market, including both government and corporate bonds. Unlike the Fund, the Bloomberg Barclays U.S. Aggregate Bond Index is unmanaged, is not available for investment and does not incur expenses.

[46]  The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. Please go to msci.com for most current list of countries represented by the index. Unlike the Fund, the MSCI EAFE Index is unmanaged, is not available for investment and does not incur expenses.

[47]  Effective March 19, 2021, the primary benchmark changed from the Russell 1000® Growth Index to the S&P 500® Growth Index. The S&P 500® Growth Index draws its constituents from the S&P 500® based on three growth factors: sales growth, the ratio of earnings change to price, and momentum. Unlike the Fund, the S&P 500® Growth Index is unmanaged, is not available for investment and does not incur expenses.

[48]  The Russell 1000® Growth Index is a market capitalization weighted index that measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. Unlike the Fund, the Russell 1000® Growth Index is unmanaged, is not available for investment and does not incur expenses.

The S&P Index is proprietary data of Standard & Poor’s, a division of McGraw-Hill Companies, Inc. All rights reserved.

The Russell Indices are a trademark of London Stock Exchange Group companies.

Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

All MSCI data is provided “as is.” The products described herein are not sponsored or endorsed and have not been reviewed or passed on by MSCI. In no event shall MSCI, its affiliates, or any MSCI data provider have any liability of any kind in connection with the MSCI data or the products described herein. Copying or redistributing the MSCI data is strictly prohibited.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG River Road Mid Cap Value Fund Fund Snapshots (unaudited) April 30, 2021

PORTFOLIO BREAKDOWN

Sector	% of Net Assets

Financials	25.8

Communication Services	17.6

Consumer Discretionary	17.4

Industrials	11.5

Consumer Staples	7.0

Energy	5.8

Information Technology	5.3

Health Care	4.7

Materials	1.8

Utilities	1.6

Short-Term Investments	1.7

Other Assets Less Liabilities	(0.2)

TOP TEN HOLDINGS

Security Name	% of Net Assets

Liberty Broadband Corp., Class C	4.8

KKR&Co., Inc.	4.6

Liberty Media Corp.-Liberty SiriusXM, Class C	3.9

Advance Auto Parts, Inc.	3.9

Dollar Tree, Inc.	3.3

News Corp., Class A	3.2

NVR, Inc.	3.2

LKQ Corp.	3.2

Ares Management Corp., Class A	3.0

Cannae Holdings, Inc.	2.8

Top Ten as a Group	35.9

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG River Road Mid Cap Value Fund Schedule of Portfolio Investments (unaudited) April 30, 2021

	Shares	Value

Common Stocks - 98.5%

Communication Services - 17.6%

Altice USA, Inc., Class A*	178,812	$6,492,664

Liberty Broadband Corp., Class C*	131,980	21,475,785

Liberty Global PLC, Class C (United Kingdom)*	342,014	9,254,899

Liberty Media Corp.-Liberty SiriusXM, Class C*	386,007	17,459,097

Madison Square Garden Sports Corp.*	52,509	9,705,763

News Corp., Class A	547,789	14,349,333

Total Communication Services		78,737,541

Consumer Discretionary - 17.4%

Advance Auto Parts, Inc.	86,567	17,327,251

D.R. Horton, Inc.	95,083	9,345,708

Dollar Tree, Inc.*	127,723	14,675,373

LKQ Corp.*	302,278	14,119,405

Murphy USA, Inc.	58,185	8,110,989

NVR, Inc.*	2,838	14,241,368

Total Consumer Discretionary		77,820,094

Consumer Staples - 7.0%

Albertsons Cos., Inc., Class A	273,894	5,086,211

BJ’s Wholesale Club Holdings, Inc.*	170,297	7,607,167

Fomento Economico Mexicano SAB de CV, Sponsored ADR (Mexico)	124,884	9,678,510

Molson Coors Beverage Co., Class B*	158,944	8,733,973

Total Consumer Staples		31,105,861

Energy - 5.8%

Marathon Petroleum Corp.	136,238	7,581,645

Pioneer Natural Resources Co.	36,094	5,552,340

Texas Pacific Land Corp.	2,838	4,370,946

The Williams Cos., Inc.	339,174	8,262,278

Total Energy		25,767,209

Financials - 25.8%

American Equity Investment Life Holding Co.	282,410	8,749,062

American Financial Group, Inc.	52,509	6,451,256

Apollo Global Management, Inc.	161,782	8,957,869

Ares Management Corp., Class A	254,026	13,341,445

Axis Capital Holdings, Ltd. (Bermuda)	100,759	5,622,352

Cannae Holdings, Inc.*	317,887	12,620,114

Cboe Global Markets, Inc.	100,759	10,516,217

CNA Financial Corp.	93,664	4,395,652

Fidelity National Financial, Inc.	238,416	10,876,538

First American Financial Corp.	102,178	6,590,481

GoHealth, Inc., Class A*	367,558	4,384,967

	Shares	Value

KKR & Co., Inc.	361,882	$20,475,284

Old Republic International Corp.	91,533	2,253,542

Total Financials		115,234,779

Health Care - 4.7%

Centene Corp.*	75,208	4,643,342

McKesson Corp.	58,185	10,913,178

Premier, Inc., Class A	147,591	5,217,342

Total Health Care		20,773,862

Industrials - 11.5%

API Group Corp.*,1	495,280	10,529,653

Armstrong World Industries, Inc.	53,760	5,572,224

CACI International, Inc., Class A*	32,641	8,318,885

Carlisle Cos., Inc.	46,831	8,975,161

Colfax Corp.*	109,274	4,938,092

Huntington Ingalls Industries, Inc.	26,601	5,647,924

UniFirst Corp.	32,641	7,317,786

Total Industrials		51,299,725

Information Technology - 5.3%

CDK Global, Inc.	173,135	9,278,305

DXC Technology Co.*	82,310	2,708,822

NCR Corp.*	255,445	11,686,609

Total Information Technology		23,673,736

Materials - 1.8%

Royal Gold, Inc.	72,377	8,096,091

Utilities - 1.6%

Hawaiian Electric Industries, Inc.	160,363	6,905,231

Total Common Stocks (Cost $412,619,385)		439,414,129

Short-Term Investments - 1.7%

Other Investment Companies - 1.7%

Dreyfus Government Cash Management Fund, Institutional Shares, 0.03%[2]	2,593,744	2,593,744

Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 0.01%[2]	2,593,743	2,593,743

JPMorgan U.S. Government Money Market Fund, IM Shares, 0.03%[2]	2,672,342	2,672,342

Total Short-Term Investments (Cost $7,859,829)		7,859,829

Total Investments - 100.2% (Cost $420,479,214)		447,273,958

Other Assets, less Liabilities - (0.2)%		(1,049,133)

Net Assets - 100.0%		$446,224,825

The accompanying notes are an integral part of these financial statements.

AMG River Road Mid Cap Value Fund Schedule of Portfolio Investments (continued)

*	Non-income producing security.
[1]

Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2021, the value of these securities amounted to $10,529,653 or 2.4% of net assets.

[2]	Yield shown represents the April 30, 2021, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.
ADR American	Depositary Receipt

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of April 30, 2021:

	Level 1	Level 2	Level 3	Total
Investments in Securities

Common Stocks†	$439,414,129	—	—	$439,414,129

Short-Term Investments

Other Investment Companies	7,859,829	—	—	7,859,829

Total Investments in Securities	$447,273,958	—	—	$447,273,958

†	All common stocks held in the Fund are Level 1 securities. For a detailed breakout of common stocks by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

For the six months ended April 30, 2021, there were no transfers in or out of Level 3.

For the six months ended April 30, 2021, the effect of derivative instruments on the Statement of Operations for the Fund and the amount of realized gain/loss and unrealized appreciation/depreciation on derivatives recognized in income was as follows:

	Realized Gain/(Loss)		Change in Unrealized Appreciation/Depreciation

Derivatives not accounted for as hedging instruments	Statement of Operations Location	Realized Gain/(Loss)	Statement of Operations Location	Change in Unrealized Appreciation/ Depreciation
Equity contracts	Net realized (loss) on futures contracts	$(132,843)	Net change in unrealized appreciation/ depreciation on futures contracts	—

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

AMG River Road Large Cap Value Select Fund Fund Snapshots (unaudited) April 30, 2021

PORTFOLIO BREAKDOWN

Sector	%of Net Assets

Financials	27.8

Communication Services	25.2

Consumer Discretionary	10.9

Health Care	10.5

Consumer Staples	8.6

Exchange Traded Funds	5.6

Utilities	3.7

Energy	3.0

Industrials	2.4

Short-Term Investments	2.2

Other Assets Less Liabilities	0.1

TOP TEN HOLDINGS

Security Name	%of Net Assets

Berkshire Hathaway, Inc., Class B	8.9

Nestle SA, Sponsored ADR (Switzerland)	8.6

Liberty Broadband Corp., Class C	7.2

KKR & Co., Inc.	5.1

Comcast Corp., Class A	4.3

The Progressive Corp.	4.3

Liberty Media Corp.-Liberty SiriusXM, Class C	4.2

Fidelity National Financial, Inc.	4.2

Dollar Tree, Inc.	4.2

T-Mobile US, Inc.	3.9

Top Ten as a Group	54.9

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG River Road Large Cap Value Select Fund Schedule of Portfolio Investments (unaudited) April 30, 2021

	Shares	Value
Common Stocks - 92.1%
Communication Services - 25.2%
Alphabet, Inc., Class C*	471	$1,135,167
Comcast Corp., Class A	32,592	1,830,041
Liberty Broadband Corp., Class C*	18,818	3,062,065
Liberty Media Corp.-Liberty SiriusXM, Class C*	39,571	1,789,796
Madison Square Garden Sports Corp.*	6,432	1,188,891
T-Mobile US, Inc.*	12,525	1,654,928

Total Communication Services		10,660,888

Consumer Discretionary - 10.9%
Dollar Tree, Inc.*	15,286	1,756,361
LKQ Corp.*	32,451	1,515,786
NVR, Inc.*	265	1,329,797

Total Consumer Discretionary		4,601,944

Consumer Staples - 8.6%
Nestle SA, Sponsored ADR (Switzerland)	30,584	3,655,706

Energy - 3.0%
Pioneer Natural Resources Co.	8,235	1,266,790

Financials - 27.8%
American Financial Group, Inc.	9,688	1,190,268
Berkshire Hathaway, Inc., Class B*	13,653	3,753,892
Fidelity National Financial, Inc.	39,129	1,785,065
KKR & Co., Inc.	37,731	2,134,820
The Progressive Corp.	18,031	1,816,443
U.S. Bancorp	18,361	1,089,725

Total Financials		11,770,213

Health Care - 10.5%
CVS Health Corp.	19,605	1,497,822

	Shares	Value
Premier, Inc., Class A	38,530	$1,362,036
UnitedHealth Group, Inc.	3,923	1,564,492

Total Health Care		4,424,350

Industrials - 2.4%
General Dynamics Corp.	5,403	1,027,813

Utilities - 3.7%
American Electric Power Co., Inc.	17,481	1,550,739
Total Common Stocks (Cost $36,516,611)		38,958,443

Exchange Traded Funds - 5.6%
iShares Russell 1000 Value ETF	5,416	853,291
Vanguard Russell 1000 Value ETF	22,316	1,542,035

Total Exchange Traded Funds (Cost $2,291,105)		2,395,326

Short-Term Investments - 2.2%

Other Investment Companies - 2.2%
Dreyfus Government Cash Management Fund, Institutional Shares, 0.03%[1]	301,103	301,103
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 0.01%[1]	301,104	301,104
JPMorgan U.S. Government Money Market Fund, IM Shares, 0.03%[1]	310,228	310,228

Total Short-Term Investments (Cost $912,435)		912,435

Total Investments - 99.9% (Cost $39,720,151)		42,266,204

Other Assets, less Liabilities - 0.1%		49,954

Net Assets - 100.0%		$42,316,158

*	Non-income producing security.
[1]	Yield shown represents the April 30, 2021, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

  ADR      American Depositary Receipt

  ETF      Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.

AMG River Road Large Cap Value Select Fund Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of April 30, 2021:

	Level 1	Level 2	Level 3	Total
Investments in Securities

Common Stocks†	$38,958,443	—	—	$38,958,443

Exchange Traded Funds	2,395,326	—	—	2,395,326

Short-Term Investments

Other Investment Companies	912,435	—	—	912,435

Total Investments in Securities	$42,266,204	—	—	$42,266,204

†	All common stocks held in the Fund are Level 1 securities. For a detailed breakout of common stocks by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

For the six months ended April 30, 2021, there were no transfers in or out of Level 3.

For the six months ended April 30, 2021, the effect of derivative instruments on the Statement of Operations for the Fund and the amount of realized gain/loss and unrealized appreciation/depreciation on derivatives recognized in income was as follows:

	Realized Gain/(Loss)		Change in Unrealized Appreciation/Depreciation

Derivatives not accounted for as hedging instruments	Statement of Operations Location	Realized Gain/(Loss)	Statement of Operations Location	Change in Unrealized Appreciation/ Depreciation
	Net realized gain on swaps	$6,028,932	Net change in unrealized appreciation/ depreciation on swaps	$653,732

The accompanying notes are an integral part of these financial statements.

AMG River Road Small Cap Value Fund Fund Snapshots (unaudited) April 30, 2021

PORTFOLIO BREAKDOWN

Sector	% of Net Assets

Industrials	28.1

Information Technology	16.7

Financials	15.9

Consumer Staples	8.9

Communication Services	5.2

Health Care	5.1

Consumer Discretionary	4.8

Energy	2.7

Utilities	1.4

Materials	0.9

Real Estate	0.8

Short-Term Investments	9.8

Other Assets Less Liabilities	(0.3)

TOP TEN HOLDINGS

Security Name	% of Net Assets

Cannae Holdings, Inc.	4.0

White Mountains Insurance Group, Ltd.	3.9

Air Transport Services Group, Inc.	3.8

BJ’s Wholesale Club Holdings, Inc.	3.6

NCR Corp.	3.5

Avaya Holdings Corp.	3.1

Premier, Inc., Class A	3.1

Murphy USA, Inc.	2.9

UniFirst Corp.	2.8

Axis Capital Holdings, Ltd. (Bermuda)	2.6

Top Ten as a Group	33.3

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG River Road Small Cap Value Fund Schedule of Portfolio Investments (unaudited) April 30, 2021

	Shares	Value

Common Stocks - 90.5%

Communication Services - 5.2%

Liberty Latin America, Ltd., Class C*	1,200,901	$16,752,569

ORBCOMM, Inc.*	1,550,681	17,770,804

Vonage Holdings Corp.*	714,117	9,676,285

Total Communication Services		44,199,658

Consumer Discretionary - 4.8%

Extended Stay America, Inc.	546,746	10,874,778

J Alexander’s Holdings, Inc.*	467,527	4,801,502

Murphy USA, Inc.	179,149	24,973,371

Total Consumer Discretionary		40,649,651

Consumer Staples - 8.9%

BJ’s Wholesale Club Holdings, Inc.*	684,216	30,563,929

Hostess Brands, Inc.*	1,398,004	21,375,481

Ingles Markets, Inc., Class A	191,254	11,721,957

Whole Earth Brands, Inc.*,1	851,278	11,492,253

Total Consumer Staples		75,153,620

Energy - 2.7%

Evolution Petroleum Corp.	814,068	2,694,565

HollyFrontier Corp.	317,370	11,107,950

PBF Energy, Inc., Class A*,1	177,339	2,514,667

World Fuel Services Corp.	214,680	6,640,052

Total Energy		22,957,234

Financials - 15.9%

American Equity Investment Life Holding Co.	651,628	20,187,435

Axis Capital Holdings, Ltd. (Bermuda)	389,225	21,718,755

Cannae Holdings, Inc.*	854,605	33,927,819

Foley Trasimene Acquisition Corp., Class A*	212,474	2,135,364

Genworth Financial, Inc., Class A*	2,662,782	11,503,218

GoHealth, Inc., Class A*	973,700	11,616,241

White Mountains Insurance Group, Ltd.	28,525	33,243,891

Total Financials		134,332,723

Health Care - 5.1%

Computer Programs and Systems, Inc.	270,550	8,121,911

MEDNAX, Inc.*,1	350,593	9,227,608

Premier, Inc., Class A	738,671	26,112,020

Total Health Care		43,461,539

Industrials - 28.1%

Air Transport Services Group, Inc.*	1,207,875	31,791,270

Argan, Inc.	312,130	15,653,320

Armstrong World Industries, Inc.	184,388	19,111,816

Atkore, Inc.*	166,528	13,035,812

Barrett Business Services, Inc.	76,699	5,624,338

	Shares	Value

Colfax Corp.*,1	164,148	$7,417,848

Comfort Systems USA, Inc.	250,718	20,649,134

CoreCivic, Inc., REIT *,1	1,241,419	9,645,826

Cubic Corp.[1]	86,265	6,456,073

GMS, Inc.*	196,569	8,592,031

GrafTech International, Ltd.	1,297,608	16,505,574

Harsco Corp.*	469,759	8,422,779

MSC Industrial Direct Co., Inc., Class A	49,719	4,482,665

nVent Electric PLC (United Kingdom)	127,821	3,892,149

Park Aerospace Corp.	466,833	6,297,577

SP Plus Corp.*	257,678	8,846,086

TriMas Corp.*	200,498	6,383,856

UniFirst Corp.	104,035	23,323,607

Univar Solutions, Inc.*	277,047	6,469,047

US Ecology, Inc.*	141,783	6,020,106

Viad Corp.*	228,247	9,508,770

Total Industrials		238,129,684

Information Technology - 16.7%

Avaya Holdings Corp.*	908,938	26,150,146

CDK Global, Inc.	401,317	21,506,578

Computer Services, Inc.	184,199	11,236,139

DXC Technology Co.*	553,525	18,216,508

ePlus, Inc.*	190,352	19,103,727

Ituran Location and Control, Ltd. (Israel)	396,781	8,669,665

NCR Corp.*	650,321	29,752,186

Perspecta, Inc.	239,638	7,014,204

Total Information Technology		141,649,153

Materials - 0.9%

Axalta Coating Systems, Ltd.*	235,009	7,494,437

Real Estate - 0.8%

Newmark Group, Inc., Class A	640,853	6,889,170

Utilities - 1.4%

Southwest Gas Holdings, Inc.	161,999	11,294,570

Total Common Stocks (Cost $546,624,173)		766,211,439

	Principal Amount

Short-Term Investments - 9.8%

Joint Repurchase Agreements - 0.1%[2]

RBC Dominion Securities, Inc., dated 04/30/21, due 05/03/21, 0.010% total to be received $690,322 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 6.500%, 06/01/21 - 12/15/60, totaling $704,127)	$690,321	690,321

The accompanying notes are an integral part of these financial statements.

AMG River Road Small Cap Value Fund Schedule of Portfolio Investments (continued)

	Shares	Value

Other Investment Companies - 9.7%

Dreyfus Government Cash Management Fund, Institutional Shares, 0.03%[3]	27,295,566	$27,295,566

Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 0.01%[3]	27,295,566	27,295,566

JPMorgan U.S. Government Money Market Fund, IM Shares, 0.03%[3]	28,122,704	28,122,704

Total Other Investment Companies		82,713,836

Total Short-Term Investments (Cost $83,404,157)		83,404,157

Value

Total Investments - 100.3% (Cost $630,028,330)	$849,615,596

Other Assets, less Liabilities - (0.3)%	(2,901,149)

Net Assets - 100.0%	$846,714,447

*	Non-income producing security.
[1]

Some of these securities, amounting to $21,120,996 or 2.5% of net assets, were out on loan to various borrowers and are collateralized by cash and various U.S. Treasury Obligations. See Note 4 of Notes to Financial Statements.

[2]	Cash collateral received for securities lending activity was invested in these joint repurchase agreements.
[3]	Yield shown represents the April 30, 2021, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.
REIT Real	Estate Investment Trust

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of April 30, 2021:

	Level 1	Level 2	Level 3	Total
Investments in Securities

Common Stocks†	$766,211,439	—	—	$766,211,439

Short-Term Investments

Joint Repurchase Agreements	—	$690,321	—	690,321

Other Investment Companies	82,713,836	—	—	82,713,836

Total Investments in Securities	$848,925,275	$690,321	—	$849,615,596

†	All common stocks held in the Fund are Level 1 securities. For a detailed breakout of common stocks by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

For the six months ended April 30, 2021, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

AMG River Road Dividend All Cap Value Fund Fund Snapshots (unaudited) April 30, 2021

PORTFOLIO BREAKDOWN

Sector	% of Net Assets

Financials	18.1

Health Care	13.4

Information Technology	12.9

Utilities	9.9

Industrials	9.0

Energy	8.8

Consumer Staples	8.6

Consumer Discretionary	8.2

Communication Services	8.2

Real Estate	1.1

Short-Term Investments	1.7

Other Assets Less Liabilities	0.1

TOP TEN HOLDINGS

Security Name	% of Net Assets

United Parcel Service, Inc., Class B	4.2

Corning, Inc.	3.9

The AES Corp.	3.7

Comcast Corp., Class A	3.6

Truist Financial Corp.	3.3

U.S. Bancorp	2.9

Verizon Communications, Inc.	2.9

Target Corp.	2.9

Cisco Systems, Inc.	2.7

Bristol-Myers Squibb Co.	2.7

Top Ten as a Group	32.8

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG River Road Dividend All Cap Value Fund Schedule of Portfolio Investments (unaudited) April 30, 2021

	Shares	Value

Common Stocks - 98.2%

Communication Services - 8.2%

Comcast Corp., Class A	343,522	$19,288,760

The Interpublic Group of Cos., Inc.	297,114	9,433,370

Verizon Communications, Inc.	270,765	15,647,509

Total Communication Services		44,369,639

Consumer Discretionary - 8.2%

Genuine Parts Co.	97,821	12,224,690

The Home Depot, Inc.	19,770	6,398,956

Magna International, Inc. (Canada)	110,105	10,396,114

Target Corp.	75,208	15,587,610

Total Consumer Discretionary		44,607,370

Consumer Staples - 8.6%

The JM Smucker Co.	40,856	5,351,727

Kimberly-Clark Corp.	90,794	12,104,656

PepsiCo, Inc.	69,219	9,978,611

Unilever PLC, Sponsored ADR (United Kingdom)	240,283	14,109,418

Walgreens Boots Alliance, Inc.	92,695	4,922,105

Total Consumer Staples		46,466,517

Energy - 8.8%

Enterprise Products Partners LP, MLP	483,968	11,136,104

Kinder Morgan, Inc.	776,345	13,236,682

Magellan Midstream Partners LP, MLP	73,616	3,443,020

Marathon Petroleum Corp.	188,598	10,495,479

The Williams Cos., Inc.	373,039	9,087,230

Total Energy		47,398,515

Financials - 18.1%

Axis Capital Holdings, Ltd. (Bermuda)	131,575	7,341,885

Chubb, Ltd. (Switzerland)	63,577	10,909,178

CNA Financial Corp.	188,387	8,841,002

Fidelity National Financial, Inc.	273,863	12,493,630

Lazard, Ltd., Class A	98,358	4,425,126

M&T Bank Corp.	42,910	6,766,478

The PNC Financial Services Group, Inc.	70,685	13,214,561

Stock Yards Bancorp, Inc.	12,337	631,161

Truist Financial Corp.	297,525	17,646,208

U.S. Bancorp	265,681	15,768,167

Total Financials		98,037,396

Health Care - 13.4%

AbbVie, Inc.	109,156	12,170,894

Amgen, Inc.	44,534	10,672,128

Bristol-Myers Squibb Co.	234,760	14,653,719

Medtronic PLC (Ireland)	32,795	4,293,521

	Shares	Value

Merck & Co., Inc.	90,095	$6,712,078

Pfizer, Inc.	260,937	10,085,215

Premier, Inc., Class A	242,566	8,574,708

Quest Diagnostics, Inc.	40,670	5,363,560

Total Health Care		72,525,823

Industrials - 9.0%

3M Co.	46,253	9,118,316

General Dynamics Corp.	51,584	9,812,824

Lockheed Martin Corp.	18,418	7,009,154

United Parcel Service, Inc., Class B	111,967	22,825,593

Total Industrials		48,765,887

Information Technology - 12.9%

Cass Information Systems, Inc.	84,591	3,881,881

Cisco Systems, Inc.	288,593	14,692,270

Corning, Inc.	483,662	21,382,697

CSG Systems International, Inc.	73,031	3,358,696

The Hackett Group, Inc.	153,883	2,559,074

NortonLifeLock, Inc.	244,717	5,288,334

Oracle Corp.	118,638	8,991,574

QUALCOMM, Inc.	70,119	9,732,517

Total Information Technology		69,887,043

Real Estate - 1.1%

Iron Mountain, Inc., REIT[1]	146,126	5,862,575

Utilities - 9.9%

The AES Corp.	721,800	20,080,476

Atlantica Sustainable Infrastructure PLC (United Kingdom)	287,455	11,081,390

Black Hills Corp.	118,703	8,188,133

IDACORP, Inc.	82,768	8,482,065

Vistra Corp.	352,258	5,942,592

Total Utilities		53,774,656

Total Common Stocks (Cost $361,060,064)		531,695,421

Short-Term Investments - 1.7%

Other Investment Companies - 1.7%

Dreyfus Government Cash Management Fund, Institutional Shares, 0.03%[2]	3,021,983	3,021,983

Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 0.01%[2]	3,021,983	3,021,983

JPMorgan U.S. Government Money Market Fund, IM Shares, 0.03%[2]	3,113,558	3,113,558

Total Short-Term Investments (Cost $9,157,524)		9,157,524

The accompanying notes are an integral part of these financial statements.

AMG River Road Dividend All Cap Value Fund Schedule of Portfolio Investments (continued)

Value

Total Investments - 99.9% (Cost $370,217,588)	$540,852,945

Other Assets, less Liabilities - 0.1%	433,064

Net Assets - 100.0%	$541,286,009

[1]	Some of these securities, amounting to $3,618,503 or 0.7% of net assets, were out on loan to various borrowers and are collateralized by various U.S. Treasury Obligations.
See Note 4 of Notes to Financial Statements.
[2]	Yield shown represents the April 30, 2021, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.
ADR American	Depositary Receipt
MLP Master	Limited Partnership
REIT Real	Estate Investment Trust

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of April 30, 2021:

	Level 1	Level 2	Level 3	Total
Investments in Securities

Common Stocks†	$531,695,421	—	—	$531,695,421

Short-Term Investments

Other Investment Companies	9,157,524	—	—	9,157,524

Total Investments in Securities	$540,852,945	—	—	$540,852,945

†	All common stocks held in the Fund are Level 1 securities. For a detailed breakout of common stocks by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

For the six months ended April 30, 2021, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

AMG River Road Small-Mid Cap Value Fund Fund Snapshots (unaudited) April 30, 2021

PORTFOLIO BREAKDOWN

Sector	% of Net Assets

Industrials	29.9

Financials	18.7

Information Technology	11.7

Consumer Discretionary	10.9

Consumer Staples	9.8

Health Care	4.6

Utilities	3.2

Communication Services	2.8

Energy	2.4

Materials	0.8

Real Estate	0.6

Short-Term Investments	4.6

Other Assets Less Liabilities	(0.0)[1]

[1]	Less then (0.05)

TOP TEN HOLDINGS

Security Name	% of Net Assets

Cannae Holdings, Inc.	4.0

White Mountains Insurance Group, Ltd.	4.0

Air Transport Services Group, Inc.	3.8

LKQ Corp.	3.7

BJ’s Wholesale Club Holdings, Inc.	3.5

NCR Corp.	3.5

Fidelity National Financial, Inc.	3.1

Premier, Inc., Class A	3.0

Avaya Holdings Corp.	3.0

UniFirst Corp.	3.0

Top Ten as a Group	34.6

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG River Road Small-Mid Cap Value Fund Schedule of Portfolio Investments (unaudited) April 30, 2021

	Shares	Value

Common Stocks - 95.4%

Communication Services - 2.8%

Liberty Latin America, Ltd., Class A*	134,852	$1,872,420

Liberty Latin America, Ltd., Class C*	222,335	3,101,573

Vonage Holdings Corp.*	176,683	2,394,055

Total Communication Services		7,368,048

Consumer Discretionary - 10.9%

Advance Auto Parts, Inc.	37,683	7,542,629

Extended Stay America, Inc.	181,359	3,607,231

LKQ Corp.*	208,761	9,751,226

Murphy USA, Inc.	54,547	7,603,852

Total Consumer Discretionary		28,504,938

Consumer Staples - 9.8%

BJ’s Wholesale Club Holdings, Inc.*	206,033	9,203,494

Hostess Brands, Inc.*	480,727	7,350,316

Ingles Markets, Inc., Class A1	39,074	2,394,845

Molson Coors Beverage Co., Class B*	91,337	5,018,968

Whole Earth Brands, Inc.*	117,431	1,585,319

Total Consumer Staples		25,552,942

Energy - 2.4%

HollyFrontier Corp.	100,316	3,511,060

PBF Energy, Inc., Class A*	44,348	628,854

World Fuel Services Corp.	65,546	2,027,338

Total Energy		6,167,252

Financials - 18.7%

American Equity Investment Life Holding Co.	184,461	5,714,602

Axis Capital Holdings, Ltd. (Bermuda)	87,639	4,890,256

Cannae Holdings, Inc.*	266,304	10,572,269

CNA Financial Corp.	69,476	3,260,509

Fidelity National Financial, Inc.	176,677	8,060,005

Genworth Financial, Inc., Class A*	806,941	3,485,985

GoHealth, Inc., Class A*	223,994	2,672,248

White Mountains Insurance Group, Ltd.	8,966	10,449,245

Total Financials		49,105,119

Health Care - 4.6%

Computer Programs and Systems, Inc.	57,161	1,715,973

MEDNAX, Inc.*,1	90,801	2,389,882

Premier, Inc., Class A	227,727	8,050,150

Total Health Care		12,156,005

Industrials - 29.9%

Air Transport Services Group, Inc.*	375,778	9,890,477

Argan, Inc.	99,631	4,996,495

Armstrong World Industries, Inc.	61,860	6,411,789

	Shares	Value

Atkore, Inc.*	51,242	$4,011,224

CACI International, Inc., Class A*	10,475	2,669,659

Colfax Corp.*	40,360	1,823,868

Comfort Systems USA, Inc.	72,672	5,985,266

CoreCivic, Inc., REIT *	394,365	3,064,216

Cubic Corp.	21,123	1,580,845

Curtiss-Wright Corp.	13,002	1,662,956

GrafTech International, Ltd.	374,097	4,758,514

Harsco Corp.*	140,325	2,516,027

Huntington Ingalls Industries, Inc.	24,884	5,283,371

MSC Industrial Direct Co., Inc., Class A	12,595	1,135,565

Nielsen Holdings PLC	209,449	5,372,367

SP Plus Corp.*	57,977	1,990,350

TriMas Corp.*	31,110	990,542

UniFirst Corp.	34,779	7,797,104

Univar Solutions, Inc.*	83,755	1,955,679

US Ecology, Inc.*	43,380	1,841,915

Viad Corp.*	64,139	2,672,031

Total Industrials		78,410,260

Information Technology - 11.7%

Avaya Holdings Corp.*	274,690	7,902,831

CDK Global, Inc.	80,517	4,314,906

DXC Technology Co.*	100,855	3,319,138

ePlus, Inc.*	47,997	4,816,979

Ituran Location and Control, Ltd. (Israel)	57,256	1,251,044

NCR Corp.*	199,780	9,139,935

Total Information Technology		30,744,833

Materials - 0.8%

Axalta Coating Systems, Ltd.*	67,384	2,148,876

Real Estate - 0.6%

Newmark Group, Inc., Class A	155,499	1,671,614

Utilities - 3.2%

OGE Energy Corp.	75,001	2,517,034

Pinnacle West Capital Corp.	28,124	2,380,697

Vistra Corp.	210,959	3,558,878

Total Utilities		8,456,609

Total Common Stocks (Cost $193,898,743)		250,286,496

The accompanying notes are an integral part of these financial statements.

AMG River Road Small-Mid Cap Value Fund Schedule of Portfolio Investments (continued)

	Shares	Value

Short-Term Investments - 4.6%

Other Investment Companies - 4.6%

Dreyfus Government Cash Management Fund, Institutional Shares, 0.03%[2]	3,960,902	$3,960,902

Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 0.01%[2]	3,960,901	3,960,901

JPMorgan U.S. Government Money Market Fund, IM Shares, 0.03%[2]	4,080,928	4,080,928

Total Short-Term Investments (Cost $12,002,731)		12,002,731

Value

Total Investments - 100.0% (Cost $205,901,474)	$262,289,227

Other Assets, less Liabilities - (0.0)%	(57,307)

Net Assets - 100.0%	$262,231,920

*	Non-income producing security.
[1]

Some of these securities, amounting to $1,385,876 or 0.5% of net assets, were out on loan to various borrowers and are collateralized by various U.S. Treasury Obligations. See Note 4 of Notes to Financial Statements.

[2]	Yield shown represents the April 30, 2021, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

  REIT      Real Estate Investment Trust

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of April 30, 2021:

	Level 1	Level 2	Level 3	Total
Investments in Securities

Common Stocks†	$250,286,496	—	—	$250,286,496

Short-Term Investments

Other Investment Companies	12,002,731	—	—	12,002,731

Total Investments in Securities	$262,289,227	—	—	$262,289,227

†	All common stocks held in the Fund are Level 1 securities. For a detailed breakout of common stocks by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

For the six months ended April 30, 2021, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

AMG River Road Long-Short Fund Fund Snapshots (unaudited) April 30, 2021

PORTFOLIO BREAKDOWN

Sector	Long Exposure[1]	Short Exposure[1]	Net Exposure[1]

Financials	23.2	(0.5)	22.7

Communication Services	22.6	(1.6)	21.0

Health Care	10.2	(1.2)	9.0

Consumer Discretionary	8.7	(2.3)	6.4

Industrials	5.8	(6.3)	(0.5)

Consumer Staples	5.2	(5.4)	(0.2)

Utilities	4.5	0.0	4.5

Energy	2.9	0.0	2.9

Information Technology	1.9	(0.4)	1.5

Materials	1.5	0.0	1.5

Real Estate	0.0	(0.8)	(0.8)

Short Term Investments	12.6	—	12.6

Other Assets[2]	19.4	—	19.4

[1]	As a percentage of net assets.

[2]	Includes collateral for short sales.

TOP TEN HOLDINGS

Security Name	% of Net Assets

KKR & Co., Inc.	4.6

Liberty Broadband Corp., Class C	4.4

Ares Management Corp., Class A	3.4

T-Mobile US, Inc.	3.2

Liberty Media Corp.-Liberty SiriusXM, Class C	3.1

NVR, Inc.	3.1

Dollar General Corp.	3.1

Cannae Holdings, Inc.	2.8

Berkshire Hathaway, Inc., Class B	2.6

Intercontinental Exchange, Inc.	2.6

Top Ten as a Group	32.9

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG River Road Long-Short Fund Schedule of Portfolio Investments (unaudited) April 30, 2021

	Shares	Value

Long Positions - 99.1%

Common Stocks - 86.5%

Communication Services - 22.6%

Comcast Corp., Class A	6,603	$370,757

Liberty Broadband Corp., Class C*	4,960	807,091

Liberty Media Corp.-Liberty Braves, Class C*	16,782	464,694

Liberty Media Corp.-Liberty SiriusXM, Class C*,1	12,714	575,054

Madison Square Garden Entertainment Corp.*	4,916	445,439

Madison Square Garden Sports Corp.*	2,175	402,027

News Corp., Class A	9,229	241,754

Quebecor, Inc., Class B (Canada)	9,989	268,589

T-Mobile US, Inc.*,1	4,499	594,453

Total Communication Services		4,169,858

Consumer Discretionary - 8.7%

Dollar General Corp.	2,615	561,571

Dollar Tree, Inc.*,1	2,428	278,977

LKQ Corp.*	4,290	200,386

NVR, Inc.*	114	572,064

Total Consumer Discretionary		1,612,998

Consumer Staples - 5.2%

Albertsons Cos., Inc., Class A	20,709	384,566

Fomento Economico Mexicano SAB de CV, Sponsored ADR (Mexico)	4,721	365,878

Molson Coors Beverage Co., Class B*	3,776	207,491

Total Consumer Staples		957,935

Energy - 2.9%

Marathon Petroleum Corp.	3,598	200,229

Texas Pacific Land Corp.	215	331,132

Total Energy		531,361

Financials - 23.2%

American Financial Group, Inc.	2,412	296,338

Ares Management Corp., Class A	11,801	619,789

Axis Capital Holdings, Ltd. (Bermuda)	5,166	288,263

Berkshire Hathaway, Inc., Class B*,1	1,771	486,936

Cannae Holdings, Inc.*	13,015	516,696

CNA Financial Corp.	6,845	321,236

Fidelity National Financial, Inc.	4,638	211,586

Intercontinental Exchange, Inc.	4,069	478,962

KKR & Co., Inc.	15,090	853,792

U.S. Bancorp	3,327	197,457

Total Financials		4,271,055

Health Care - 10.2%

Bristol-Myers Squibb Co.	7,074	441,559

	Shares	Value

Centene Corp.*,1	5,329	$329,013

CVS Health Corp.	4,957	378,715

McKesson Corp.[1]	1,456	273,087

Premier, Inc., Class A	12,814	452,975

Total Health Care		1,875,349

Industrials - 5.8%

API Group Corp.*,2	21,244	451,648

CACI International, Inc., Class A*	1,571	400,385

CoreCivic, Inc., REIT *	27,599	214,444

Total Industrials		1,066,477

Information Technology - 1.9%

Fiserv, Inc.*,1	2,996	359,879

Materials - 1.5%

Sandstorm Gold, Ltd. (Canada)*	37,551	278,628

Utilities - 4.5%

American Electric Power Co., Inc.	4,626	410,372

Atmos Energy Corp.	3,969	411,149

Total Utilities		821,521

Total Common Stocks (Cost $12,734,302)		15,945,061

Short-Term Investments - 12.6%

Other Investment Companies - 12.6%

Dreyfus Government Cash Management Fund, Institutional Shares, 0.03%[3]	764,430	764,430

Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 0.01%[3]	764,430	764,430

JPMorgan U.S. Government Money Market Fund, IM Shares, 0.03%[3]	787,595	787,595

Total Short-Term Investments (Cost $2,316,455)		2,316,455

Total Investments - 99.1% (Cost $15,050,757)		18,261,516

Short Sales - (18.5%)[4]

Common Stocks - (18.5%)

Communication Services - (1.6%)

AT&T, Inc.	(9,142)	(287,150)

Consumer Discretionary - (2.3%)

Best Buy Co., Inc.	(2,410)	(280,210)

Leggett & Platt, Inc.	(3,049)	(151,444)

Total Consumer Discretionary		(431,654)

Consumer Staples - (5.4%)

The Clorox Co.	(371)	(67,708)

Conagra Brands, Inc.	(7,613)	(282,366)

Energizer Holdings, Inc.	(3,847)	(189,657)

The accompanying notes are an integral part of these financial statements.

AMG River Road Long-Short Fund Schedule of Portfolio Investments (continued)

	Shares	Value

Consumer Staples - (5.4%) (continued)

Kellogg Co.	(3,026)	$(188,883)

Lancaster Colony Corp.	(509)	(94,017)

McCormick & Co., Inc.	(1,835)	(165,811)

Total Consumer Staples		(988,442)

Financials - (0.5%)

Dime Community Bancshares, Inc.	(3,039)	(100,652)

Health Care - (1.2%)

HCA Healthcare, Inc.	(1,070)	(215,134)

Industrials - (6.3%)

ACCO Brands Corp.	(10,099)	(86,649)

Caterpillar, Inc.	(1,371)	(312,739)

Ennis, Inc.	(8,638)	(179,066)

	Shares	Value

Heartland Express, Inc.	(6,788)	$(126,189)

HNI Corp.	(3,810)	(161,315)

Union Pacific Corp.	(882)	(195,883)

Werner Enterprises, Inc.	(2,063)	(95,373)

Total Industrials		(1,157,214)

Information Technology - (0.4%)

Canon, Inc., Sponsored ADR (Japan)	(3,501)	(83,079)

Real Estate - (0.8%)

Omega Healthcare Investors, Inc., REIT	(3,883)	(147,554)

Total Common Stocks (Proceeds $(3,121,527))		(3,410,879)

Other Assets, less Liabilities - 19.4%		3,579,962

Net Assets - 100.0%		$18,430,599

*	Non-income producing security.
[1]

Security position is either entirely or partially held in a segregated account as collateral for securities sold short. As of April 30, 2021, value of securities held in the segregated account was $1,022,592.

[2]

Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2021, the value of these securities amounted to $451,648 or 2.5% of net assets.

[3]	Yield shown represents the April 30, 2021, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.
[4]

The Fund is contractually responsible to the lender for any dividends payable on securities while those securities are outstanding in short position. These dividends and interest amounts are recorded as interest and dividend expense on the Statement of Operations.

ADR American	Depositary Receipt
REIT Real	Estate Investment Trust

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of April 30, 2021:

	Level 1	Level 2	Level 3	Value
Investments in Securities

Assets

Common Stocks†	$15,945,061	—	—	$15,945,061

Short-Term Investments

Other Investment Companies	2,316,455	—	—	2,316,455

Total Assets	18,261,516	—	—	18,261,516

Liabilities

Common Stocks†	(3,410,879)	—	—	(3,410,879)

Net Investments in Securities	$14,850,637	—	—	$14,850,637

†	All common stocks held in the Fund are Level 1 securities. For a detailed breakout of common stocks by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

For the six months ended April 30, 2021, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

AMG River Road Focused Absolute Value Fund Fund Snapshots (unaudited) April 30, 2021

PORTFOLIO BREAKDOWN

Sector	% of Net Assets

Financials	25.0

Communication Services	20.7

Consumer Staples	15.5

Consumer Discretionary	11.2

Information Technology	10.3

Health Care	8.3

Utilities	5.7

Industrials	2.0

Short-Term Investments	1.3

Other Assets Less Liabilities	0.0[1]

[1]	Less than 0.05%

TOP TEN HOLDINGS

Security Name	% of Net Assets

Berkshire Hathaway, Inc., Class B	9.8

Liberty Broadband Corp., Class C	9.4

Fidelity National Financial, Inc.	5.8

Comcast Corp., Class A	5.7

Liberty Media Corp.-Liberty SiriusXM, Class C	5.6

LKQ Corp.	5.5

Unilever PLC, Sponsored ADR (United Kingdom)	4.6

Molson Coors Beverage Co., Class B	4.5

Bristol-Myers Squibb Co.	4.5

Cisco Systems, Inc.	4.1

Top Ten as a Group	59.5

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG River Road Focused Absolute Value Fund Schedule of Portfolio Investments (unaudited) April 30, 2021

	Shares	Value

Common Stocks - 98.7%

Communication Services - 20.7%

Comcast Corp., Class A	209,199	$11,746,524

Liberty Broadband Corp., Class C*	119,127	19,384,345

Liberty Media Corp.-Liberty SiriusXM, Class C*	256,414	11,597,605

Total Communication Services		42,728,474

Consumer Discretionary - 11.2%

Advance Auto Parts, Inc.	26,994	5,403,119

D.R. Horton, Inc.	66,120	6,498,935

LKQ Corp.*	240,797	11,247,628

Total Consumer Discretionary		23,149,682

Consumer Staples - 15.5%

BJ’s Wholesale Club Holdings, Inc.*	111,500	4,980,705

Fomento Economico Mexicano SAB de CV, Sponsored ADR (Mexico)	106,416	8,247,240

Molson Coors Beverage Co., Class B*	167,795	9,220,335

Unilever PLC, Sponsored ADR (United Kingdom)[1]	161,258	9,469,070

Total Consumer Staples		31,917,350

Financials - 25.0%

Axis Capital Holdings, Ltd. (Bermuda)	138,377	7,721,437

Berkshire Hathaway, Inc., Class B*	73,728	20,271,514

Chubb, Ltd. (Switzerland)	33,414	5,733,508

Fidelity National Financial, Inc.	263,183	12,006,408

GoHealth, Inc., Class A*	150,348	1,793,652

The Progressive Corp.	40,200	4,049,748

Total Financials		51,576,267

Health Care - 8.3%

Bristol-Myers Squibb Co.	147,456	9,204,204

Premier, Inc., Class A	226,269	7,998,609

Total Health Care		17,202,813

	Shares	Value

Industrials - 2.0%

CACI International, Inc., Class A*	15,850	$4,039,531

Information Technology - 10.3%

Cisco Systems, Inc.	167,002	8,502,072

Fiserv, Inc.*	42,494	5,104,379

NCR Corp.*	164,548	7,528,071

Total Information Technology		21,134,522

Utilities - 5.7%

The AES Corp.	258,957	7,204,183

Vistra Corp.	265,494	4,478,884

Total Utilities		11,683,067

Total Common Stocks (Cost $161,566,243)		203,431,706

Short-Term Investments - 1.3%

Other Investment Companies - 1.3%

Dreyfus Government Cash Management Fund, Institutional Shares, 0.03%[2]	923,692	923,692

Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 0.01%[2]	923,692	923,692

JPMorgan U.S. Government Money Market Fund, IM Shares, 0.03%[2]	951,682	951,682

Total Short-Term Investments (Cost $2,799,066)		2,799,066

Total Investments - 100.0% (Cost $164,365,309)		206,230,772

Other Assets, less Liabilities - (0.0)%#		(83,708)

Net Assets - 100.0%		$206,147,064

*	Non-income producing security.
#	Less than 0.05%.
[1]

Some of these securities, amounting to $886,672 or 0.4% of net assets, were out on loan to various borrowers and are collateralized by various U.S. Treasury Obligations. See Note 4 of Notes to Financial Statements.

[2]	Yield shown represents the April 30, 2021, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.
ADR American	Depositary Receipt

The accompanying notes are an integral part of these financial statements.

AMG River Road Focused Absolute Value Fund Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of April 30, 2021:

	Level 1	Level 2	Level 3	Total
Investments in Securities

Common Stocks†	$203,431,706	—	—	$203,431,706

Short-Term Investments

Other Investment Companies	2,799,066	—	—	2,799,066

Total Investments in Securities	$206,230,772	—	—	$206,230,772

†	All common stocks held in the Fund are Level 1 securities. For a detailed breakout of common stocks by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

For the six months ended April 30, 2021, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

AMG Beutel Goodman Core Plus Bond Fund Fund Snapshots (unaudited) April 30, 2021

PORTFOLIO BREAKDOWN

Category	% of Net Assets

Corporate Bonds and Notes	57.5

U.S. Government and Agency Obligations	24.8

Mortgage-Backed Securities	4.4

Foreign Government Obligations	1.8

Municipal Bonds	0.2

Floating Rate Senior Loan Interests	0.1

Common Stocks	0.0	[1]

Short-Term Investments	11.9

Other Assets Less Liabilities	(0.7)

[1]	Less than 0.05%

TOP TEN HOLDINGS

Security Name	% of Net Assets

FHLMC, 2.500%, 11/01/50	2.6

U.S. Treasury Bonds, 1.250%, 05/15/50	2.2

FHLMC REMICS, Series 4934, Class P, 2.500%, 11/15/40	1.6

U.S. Treasury Bonds, 1.875%, 02/15/51	1.5

FNMA REMICS, Series 2012-20, Class ZT, 3.500%, 03/25/42	1.4

The Bank of Nova Scotia, 0.700%, 04/15/24 (Canada)	1.3

Royal Bank of Canada, 1.200%, 04/27/26 (Canada)	1.3

FNMA, 2.140%, 10/01/29	1.3

U.S. Treasury Notes, 0.125%, 01/15/24	1.1

Verizon Communications, Inc., 4.400%, 11/01/34	1.1

Top Ten as a Group	15.4

Rating	% of Market Value[1]

U.S. Government and Agency Obligations	27.9

Aaa/AAA	0.3

Aa/AA	5.6

A	22.1

Baa/BBB	26.6

Ba/BB	14.8

B	2.6

Caa/CCC & lower	0.1

[1]	Includes market value of long-term fixed-income securities only.

Credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”). These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG Beutel Goodman Core Plus Bond Fund Schedule of Portfolio Investments (unaudited) April 30, 2021

	Principal Amount	Value

Corporate Bonds and Notes - 57.5%

Financials - 16.9%

AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland) 3.500%, 01/15/25	$1,450,000	$1,536,936

Air Lease Corp. 3.750%, 02/01/22	1,505,000	1,532,846

Ally Financial, Inc. Series B (4.700% to 05/15/26 then U.S. Treasury Yield Curve CMT 5 year + 3.868%), 4.700%, 05/15/26[1,2,3]	3,000,000	3,048,600

American Tower Corp. 3.600%, 01/15/28	480,000	524,587

Avolon Holdings Funding, Ltd. (Cayman Islands) 3.250%, 02/15/27[4]	1,545,000	1,574,357

Bank of America Corp.
(2.687% to 04/22/31 then SOFRRATE + 1.320%), 2.687%, 04/22/32[1,3]	1,000,000	1,012,855
(3.974% to 02/07/29 then 3 month LIBOR + 1.210%), 3.974%, 02/07/30[1,3]	1,390,000	1,551,719

Bank of Montreal (Canada) (3.803% to 12/15/27 then USD Swap 5 year + 1.432%), 3.803%, 12/15/32[1,3]	1,385,000	1,528,566

The Bank of Nova Scotia (Canada) 0.700%, 04/15/24	5,000,000	5,005,145

Berkshire Hathaway Finance Corp. 2.850%, 10/15/50	1,710,000	1,623,577

BNP Paribas SA (France) (3.052% to 01/13/30 then SOFRRATE + 1.507%), 3.052%, 01/13/31[1,3,4]	1,495,000	1,550,806

BOC Aviation USA Corp. 1.625%, 04/29/24[4]	3,500,000	3,516,748

BOC Aviation, Ltd. (Singapore) (3 month LIBOR + 1.125%), 1.320%, 09/26/23[3,4]	1,525,000	1,521,745

Citigroup, Inc.
(SOFRRATE + 0.669%), 0.679%, 05/01/25[3]	2,000,000	2,002,975
(3 month LIBOR + 1.100%), 1.292%, 05/17/24[3]	1,520,000	1,541,259
(2.561% to 05/01/31 then SOFRRATE + 1.167%), 2.561%, 05/01/32[1,3]	1,000,000	1,000,226

Credit Agricole SA/London (France) 3.750%, 04/24/23[4]	1,445,000	1,538,676

DBS Group Holdings, Ltd., GMTN (Singapore) (3.600% to 09/07/21 then USD Swap 5 year + 2.390%), 3.600%, 09/07/21[1,2,3]	1,529,000	1,543,350

Discover Financial Services 4.100%, 02/09/27	1,375,000	1,536,889

The Goldman Sachs Group, Inc.
(3 month LIBOR + 1.170%), 1.364%, 05/15/26[3]	1,510,000	1,535,824

Series T (3.800% to 05/10/26 then U.S. Treasury Yield Curve CMT 5 year + 2.969%), 3.800%, 05/10/26[1,2,3]	500,000	501,500

	Principal Amount	Value

HSBC Holdings PLC (United Kingdom) (3 month LIBOR + 1.380%), 1.564%, 09/12/26[3]	$1,475,000	$1,515,296
Iron Mountain, Inc. 4.500%, 02/15/31[4]	1,040,000	1,038,586
4.875%, 09/15/29[4]	1,035,000	1,056,228

JPMorgan Chase & Co. (2.522% to 04/22/30 then SOFRRATE + 2.040%), 2.522%, 04/22/31[1,3]	1,525,000	1,541,965

Lloyds Banking Group PLC (United Kingdom) (3.574% to 11/07/27 then 3 month LIBOR + 1.205%), 3.574%, 11/07/28[1,3]	430,000	467,638

Malayan Banking Bhd (Malaysia) (3.905% to 10/29/21 then USD Swap 5 year + 2.542%), 3.905%, 10/29/26[3]	1,500,000	1,522,785

MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc. 5.750%, 02/01/27	920,000	1,027,530

Morgan Stanley (1.593% to 05/04/26 then SOFRRATE + 0.879%), 1.593%, 05/04/27[1,3]	2,000,000	2,010,534

OneMain Finance Corp. 6.625%, 01/15/28	900,000	1,025,712
7.125%, 03/15/26	905,000	1,058,850
Prudential Financial, Inc. 3.905%, 12/07/47	1,450,000	1,617,999

Royal Bank of Canada (Canada) 1.200%, 04/27/26	5,000,000	4,987,730

Synchrony Financial 3.950%, 12/01/27	3,795,000	4,131,039

United Overseas Bank, Ltd., EMTN (Singapore) (3.500% to 09/16/21 then USD Swap 5 year + 2.236%), 3.500%, 09/16/26[1,3]	1,525,000	1,539,213

Wells Fargo & Co., MTN (2.879% to 10/30/29 then SOFRRATE + 1.432%), 2.879%, 10/30/30[1,3]	1,475,000	1,532,033

Willis North America, Inc. 4.500%, 09/15/28	415,000	476,624

Total Financials		63,278,948

Industrials - 36.1%

Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC 3.500%, 03/15/29[4]	1,085,000	1,043,000

Altria Group, Inc. 4.800%, 02/14/29	1,334,000	1,518,872

American Airlines Inc/AAdvantage Loyalty IP, Ltd. 5.750%, 04/20/29[4]	975,000	1,045,931

Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide Inc. 4.900%, 02/01/46	1,325,000	1,585,464

Aramark Services, Inc. 6.375%, 05/01/25[4]	975,000	1,038,375

The accompanying notes are an integral part of these financial statements.

AMG Beutel Goodman Core Plus Bond Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Industrials - 36.1% (continued)

Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance PLC 4.000%, 09/01/29[4]	$1,025,000	$1,021,812

BAT Capital Corp. 3.462%, 09/06/29	1,465,000	1,523,427

Bausch Health Cos., Inc. (Canada) 6.250%, 02/15/29[4]	985,000	1,042,884
7.000%, 01/15/28[4]	940,000	1,023,472

Bell Canada (Canada)
Series US-3 0.750%, 03/17/24	1,010,000	1,009,304
4.300%, 07/29/49	1,400,000	1,616,709

Bristol-Myers Squibb Co. 4.350%, 11/15/47	1,320,000	1,588,113

Burlington Northern Santa Fe LLC 3.050%, 02/15/51	1,600,000	1,573,614

Caesars Entertainment, Inc. 6.250%, 07/01/25[4]	970,000	1,032,517

Canadian Natural Resources, Ltd. (Canada) 3.850%, 06/01/27	1,400,000	1,532,343

CCL Industries, Inc. (Canada) 3.050%, 06/01/30[4]	220,000	225,892

CCO Holdings LLC/CCO Holdings Capital Corp. 4.500%, 08/15/30[4]	3,520,000	3,585,613
4.750%, 03/01/30[4]	1,000,000	1,045,000

Cheniere Corpus Christi Holdings LLC 5.125%, 06/30/27	1,325,000	1,529,081

Cheniere Energy Partners LP 5.625%, 10/01/26	80,000	83,500

Chesapeake Energy Corp. 5.875%, 02/01/29[4,5]	60,000	64,725

Cigna Corp. 4.900%, 12/15/48	1,295,000	1,600,875

Clean Harbors, Inc. 4.875%, 07/15/27[4]	2,794,000	2,912,745

The Coca-Cola Co. 2.250%, 01/05/32	1,100,000	1,101,198

Comcast Corp. 1.500%, 02/15/31	1,675,000	1,561,854
3.400%, 04/01/30	1,425,000	1,553,471

Dell International LLC / EMC Corp. 6.100%, 07/15/27[4]	1,275,000	1,562,870

Dell International LLC/EMC Corp. 5.300%, 10/01/29[4]	1,763,000	2,089,700

Delta Air Lines, Inc. 7.000%, 05/01/25[4]	1,325,000	1,541,556

Delta Air Lines, Inc./SkyMiles IP, Ltd. 4.750%, 10/20/28[4]	1,410,000	1,549,483

Digicel Group Holdings, Ltd. (Bermuda) 7.000%, 05/17/21[2,4,6]	8,740	6,489
8.000%, 04/01/25[4,6]	6,699	5,625

	Principal Amount	Value

DuPont de Nemours, Inc. 5.419%, 11/15/48	$1,200,000	$1,585,775

Empresa de Transporte de Pasajeros Metro SA (Chile) 5.000%, 01/25/47[4]	1,350,000	1,567,897

Enable Midstream Partners LP 4.400%, 03/15/27	1,405,000	1,539,671

Enterprise Products Operating LLC 2.800%, 01/31/30[5]	1,500,000	1,547,448

EOG Resources, Inc. 4.375%, 04/15/30[5]	1,325,000	1,531,663

EQM Midstream Partners LP 4.750%, 01/15/31[4]	60,000	59,472

EQT Corp. 8.500%, 02/01/30[7]	55,000	70,400

Exxon Mobil Corp. 2.610%, 10/15/30	1,500,000	1,538,654

Ford Motor Co. 7.450%, 07/16/31	830,000	1,069,231
9.000%, 04/22/25	860,000	1,051,350

Ford Motor Credit Co. LLC, GMTN 4.389%, 01/08/26	975,000	1,042,636

General Electric Co. 6.875%, 01/10/39	1,110,000	1,598,071

General Motors Financial Co, Inc. (3 month LIBOR + 0.990%), 1.184%, 01/05/23[3]	1,515,000	1,528,309

The Home Depot, Inc. 3.900%, 06/15/47	1,390,000	1,583,248

JBS USA LUX, S.A./JBS USA Food Co./JBS USA Finance, Inc. 5.500%, 01/15/30[4]	935,000	1,029,678
6.500%, 04/15/29[4]	925,000	1,039,478

Kraft Heinz Foods Co. 5.000%, 07/15/35	880,000	1,029,312
5.200%, 07/15/45	875,000	1,037,319

Marathon Petroleum Corp. 5.125%, 12/15/26	1,310,000	1,545,507

Mattamy Group Corp. (Canada) 5.250%, 12/15/27[4]	2,450,000	2,574,031

McDonald’s Corp. 3.600%, 07/01/30[5]	1,405,000	1,550,866
4.450%, 03/01/47	1,335,000	1,571,587

MEG Energy Corp. (Canada) 5.875%, 02/01/29[4]	15,000	15,395
7.125%, 02/01/27[4]	70,000	74,832

Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets, Ltd. 6.500%, 06/20/27[4]	1,390,000	1,527,262

Mondelez International, Inc. 1.875%, 10/15/32	1,645,000	1,554,800

Nutrien, Ltd. (Canada) 4.200%, 04/01/29	1,350,000	1,534,375

The accompanying notes are an integral part of these financial statements.

AMG Beutel Goodman Core Plus Bond Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Industrials - 36.1% (continued)

OAS Finance, Ltd. (Virgin Islands, British) 8.875%, 05/31/21[2,4,8]	$400,000	$3,000
8.875%, 05/31/21[1,2,8]	600,000	4,500

Occidental Petroleum Corp. 3.500%, 08/15/29	160,000	153,000
8.000%, 07/15/25	40,000	46,775

ONEOK, Inc. 3.400%, 09/01/29	1,500,000	1,568,049

Oracle Corp. 3.850%, 04/01/60	1,505,000	1,512,512

Parkland Corp. (Canada) 5.875%, 07/15/27[4]	95,000	101,275

Penske Truck Leasing Co. LP/PTL Finance Corp. 4.200%, 04/01/27[4]	1,370,000	1,542,083

Pilgrim’s Pride Corp. 5.875%, 09/30/27[4]	2,070,000	2,199,375

Post Holdings, Inc. 4.625%, 04/15/30[4]	1,025,000	1,036,531
5.500%, 12/15/29[4]	950,000	1,023,910

Prime Security Services Borrower LLC/Prime Finance, Inc. 3.375%, 08/31/27[4]	1,085,000	1,049,737
6.250%, 01/15/28[4]	985,000	1,030,724

PulteGroup, Inc. 5.000%, 01/15/27[5]	1,325,000	1,546,109

Rattler Midstream LP 5.625%, 07/15/25[4]	45,000	47,512

Rogers Communications, Inc. (Canada) 2.900%, 11/15/26	1,425,000	1,524,042

Sabine Pass Liquefaction LLC 5.000%, 03/15/27	1,335,000	1,535,811

Sirius XM Radio, Inc. 5.375%, 07/15/26[4]	975,000	1,008,101

Six Flags Theme Parks, Inc. 7.000%, 07/01/25[4]	945,000	1,023,303

Smithfield Foods, Inc. 4.250%, 02/01/27[4]	3,705,000	4,074,189

Sprint Corp. 7.625%, 03/01/26	850,000	1,043,375

Standard Industries, Inc. 5.000%, 02/15/27[4]	975,000	1,006,688

Steel Dynamics, Inc. 3.450%, 04/15/30	3,825,000	4,116,623

Sunoco LP/Sunoco Finance Corp. 4.500%, 05/15/29[4]	25,000	25,281
5.500%, 02/15/26	120,000	124,183
6.000%, 04/15/27	60,000	63,168

Superior Plus LP / Superior General Partner, Inc. (Canada) 4.500%, 03/15/29[4]	1,000,000	1,021,395

	Principal Amount	Value

Sydney Airport Finance Co. Pty, Ltd. (Australia) 3.375%, 04/30/25[4]	$990,000	$1,058,748

Targa Resources Partners LP/Targa Resources Partners Finance Corp. 4.875%, 02/01/31[4]	100,000	104,663
6.500%, 07/15/27	60,000	65,399

Target Corp. 3.375%, 04/15/29	1,400,000	1,552,429

TELUS Corp. (Canada) 3.700%, 09/15/27	1,375,000	1,539,486
4.300%, 06/15/49	1,400,000	1,603,374

T-Mobile USA, Inc. 2.250%, 11/15/31[4]	4,325,000	4,148,626
2.875%, 02/15/31	1,055,000	1,031,263
4.750%, 02/01/28	975,000	1,043,250

Toll Brothers Finance Corp. 4.875%, 11/15/25	2,000,000	2,244,790

Transcanada Trust (Canada) (5.300% to 03/15/27 then 3 month LIBOR + 3.208%), 5.300%, 03/15/77[1,3]	1,475,000	1,570,101

United Rentals North America Inc. 3.875%, 02/15/31	1,035,000	1,042,897

US Foods, Inc. 4.750%, 02/15/29[4]	1,025,000	1,035,250

Valero Energy Corp. 2.850%, 04/15/25	1,450,000	1,531,626

Verizon Communications, Inc. 4.400%, 11/01/34	3,575,000	4,172,396

Videotron, Ltd. (Canada) 5.125%, 04/15/27[4]	975,000	1,032,471

Vodafone Group PLC (United Kingdom) 4.375%, 05/30/28	1,325,000	1,526,058
(7.000% to 04/04/29 then USD Swap 5 year + 4.873%), 7.000%, 04/04/79[1,3]	850,000	1,036,899

Volkswagen Group of America Finance LLC 4.250%, 11/13/23[4]	1,395,000	1,517,929

Western Midstream Operating LP 4.350%, 02/01/25[7]	70,000	74,113
5.300%, 02/01/30[7]	75,000	81,938

WPX Energy, Inc. 5.250%, 10/15/27	55,000	58,790

Yum! Brands, Inc. 3.625%, 03/15/31	1,080,000	1,067,515
4.750%, 01/15/30[4]	1,000,000	1,071,270

Total Industrials		135,256,313

Utilities - 4.5%

AES Andres, B.V. / Dominican Power Partners (Netherlands) 7.950%, 05/11/26[4]	730,000	760,353

Duke Energy Corp. 3.950%, 08/15/47	1,500,000	1,610,496

The accompanying notes are an integral part of these financial statements.

AMG Beutel Goodman Core Plus Bond Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Utilities - 4.5% (continued)

Duke Energy Progress LLC 4.150%, 12/01/44[5]	$1,390,000	$1,595,840

The East Ohio Gas Co. 3.000%, 06/15/50[4]	1,700,000	1,628,701

Emera US Finance LP 3.550%, 06/15/26	1,400,000	1,531,476

Empresa Generadora de Electricidad Itabo, S.A. (Dominican Republic) 7.950%, 05/11/26[4]	270,000	281,227

NextEra Energy Capital Holdings, Inc. 2.250%, 06/01/30	1,575,000	1,559,033

NRG Energy, Inc. 3.625%, 02/15/31[4]	1,035,000	1,015,333

Ovintiv, Inc. 7.375%, 11/01/31	60,000	79,359

Stoneway Capital Corp. (Canada) 10.000%, 03/01/27[8]	797,025	243,093

Tampa Electric Co. 3.625%, 06/15/50	1,475,000	1,588,513

Tucson Electric Power Co. 4.000%, 06/15/50	1,425,000	1,595,983

Vistra Operations Co. LLC 5.625%, 02/15/27[4]	3,450,000	3,592,312

Total Utilities		17,081,719

Total Corporate Bonds and Notes (Cost $213,971,248)		215,616,980

Mortgage-Backed Securities - 4.4%

BANK
Series 2017-BNK5, 4.396%, 06/15/60[3]	300,000	318,176
Series 2020-BN28, Class AS 2.140%, 03/15/63	524,000	505,459
Series 2020-BN28, Class B 2.344%, 03/15/63	524,000	512,014

BBCMS Mortgage Trust
Series 2017-DELC, Class C (1 month LIBOR + 1.200%), 1.315%, 08/15/36[3,4]	132,000	132,050
Series 2017-DELC, Class D (1 month LIBOR + 1.700%), 1.815%, 08/15/36[3,4]	150,000	150,046
Series 2017-DELC, Class E (1 month LIBOR + 2.500%), 2.615%, 08/15/36[3,4]	302,000	300,782

Benchmark Mortgage Trust
Series 2020-B17, Class B 2.916%, 03/15/53	340,000	346,583
Series 2020-B19, Class AS 2.148%, 09/15/53	524,000	512,669
Series 2020-B19, Class B 2.351%, 09/15/53	524,000	513,785

	Principal Amount	Value

BX Trust Series 2019-OC11, Class E
4.075%, 12/09/41[3,4]	$709,000	$719,910

Citigroup Commercial Mortgage Trust
Series 2016-GC36, Class B 4.909%, 02/10/49[3]	763,000	833,231

Commercial Mortgage Pass Through Certificates
Series 2015-LC23, Class C 4.771%, 10/10/48[3]	585,000	634,923
Series 2016-CR28, Class C 4.794%, 02/10/49[3]	726,000	789,066

CSAIL Commercial Mortgage Trust
Series 2017-CX10, Class B 3.892%, 11/15/50[3]	506,000	535,809
Series 2018-C14, Class C 5.053%, 11/15/51[3]	880,000	967,042

CSMC Trust
Series 2017-CHOP, Class D (1 month LIBOR + 1.900%), 2.015%, 07/15/32[3,4]	261,000	250,964

DBJPM
Series 2016-C1, Class C 3.488%, 05/10/49[3]	534,000	519,090

GSCG Trust
Series 2019-600C, Class D 3.764%, 09/06/34[4]	862,000	872,589

JP Morgan Chase Commercial Mortgage Securities Trust Series 2006-LDP8, Class X 0.284%, 05/15/45[3,9]	6,448	0

JPMBB Commercial Mortgage Securities Trust
Series 2014-C23, Class C 4.620%, 09/15/47[3]	330,824	344,202
Series 2014-C25, Class C 4.595%, 11/15/47[3]	450,000	451,373
Series 2015-C33, Class C 4.765%, 12/15/48[3]	670,000	713,910

JPMDB Commercial Mortgage Securities Trust
Series 2020-COR7, Class C 3.850%, 05/13/53[3]	496,000	520,905

UBS Commercial Mortgage Trust
Series 2018-C8, Class C 4.858%, 02/15/51[3]	917,000	1,016,690
Series 2019-C16, Class B 4.320%, 04/15/52[3]	769,000	860,753
Series 2019-C18, Class B 3.681%, 12/15/52[3]	717,000	770,098

Wells Fargo Commercial Mortgage Trust
Series 2016-C33, Class C 3.896%, 03/15/59	517,000	543,942
Series 2019-C49, Class C 4.866%, 03/15/52[3]	350,000	390,229
Series 2019-C50, Class B 4.192%, 05/15/52	637,000	705,028

The accompanying notes are an integral part of these financial statements.

AMG Beutel Goodman Core Plus Bond Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Mortgage-Backed Securities - 4.4% (continued)

Wells Fargo Commercial Mortgage Trust
Series 2019-C50, Class C 4.345%, 05/15/52	$637,000	$668,797

Total Mortgage-Backed Securities (Cost $15,644,972)		16,400,115

Municipal Bonds - 0.2%

California State General Obligation, School Improvements 7.550%, 04/01/39	330,000	543,557

Missouri Highway & Transportation Commission, Build America Bonds 5.063%, 05/01/24	245,000	277,516

Total Municipal Bonds (Cost $737,843)		821,073

U.S. Government and Agency Obligations -24.8%

Fannie Mae - 6.7%

FNMA, 2.140%, 10/01/29	7,000,000	7,280,074
2.260%, 01/01/30	3,200,000	3,353,640
3.000%, 03/01/45	1,078,393	1,137,638
3.500%, 12/01/31 to 01/01/32	382,100	411,989
4.000%, 09/01/31 to 06/01/42	122,475	132,265
4.500%, 03/01/42	37,401	40,032

FNMA REMICS,
Series 2010-156, Class ZC 4.000%, 01/25/41	398,731	423,091
Series 2011-121, Class JP 4.500%, 12/25/41	73,502	79,253
Series 2012-105, Class Z 3.500%, 10/25/42	1,349,831	1,458,209
Series 2012-127, Class PA 2.750%, 11/25/42	878,063	935,964
Series 2012-20, Class ZT 3.500%, 03/25/42	4,727,815	5,044,926
Series 2012-31, Class Z 4.000%, 04/25/42	1,429,220	1,579,300
Series 2015-9, Class HA 3.000%, 01/25/45	2,591,199	2,759,416
Series 2015-95, Class AP 3.000%, 08/25/42	583,649	590,331

Total Fannie Mae		25,226,128

Freddie Mac - 8.2%

FHLMC, 2.500%, 11/01/50	9,236,916	9,595,093
3.000%, 04/01/47	1,460,851	1,550,173

FHLMC Gold, 3.000%, 07/01/45 to 08/01/45	3,075,772	3,258,705
3.500%, 10/01/42	272,134	286,993
4.000%, 10/01/41	37,974	40,707
5.000%, 07/01/35	11,510	13,324

	Principal Amount	Value

FHLMC REMICS,
Series 2909, Class Z 5.000%, 12/15/34	$134,531	$152,953
Series 3626, Class AZ 5.500%, 08/15/36	76,363	88,232
Series 3792, Class SE (9.860% minus 2 times 1 month LIBOR, Cap 9.860%, Floor 0.000%), 9.631%, 01/15/41[3]	527,962	579,399
Series 3872, Class BA 4.000%, 06/15/41	20,165	21,826
Series 3894, Class ZA 4.500%, 07/15/41	101,378	114,658
Series 3957, Class HZ 4.000%, 11/15/41	560,118	586,294
Series 4016, Class KZ 4.000%, 03/15/42	2,587,044	2,907,262
Series 4316, Class BZ 3.000%, 03/15/44	3,709,315	3,923,663
Series 4750, Class PA 3.000%, 07/15/46	1,609,585	1,662,231
Series 4934, Class P 2.500%, 11/15/40	5,600,712	5,877,010

Total Freddie Mac		30,658,523

Ginnie Mae - 0.1%

GNMA,
Series 2004-35, Class SA (32.500% minus 6.5 times 1 month LIBOR, Cap 32.500%, Floor 0.000%), 31.747%, 03/20/34[3]	12,427	20,331
Series 2009-32, Class ZE 4.500%, 05/16/39	138,462	152,111
Series 2009-35, Class DZ 4.500%, 05/20/39	163,657	179,895
Series 2009-75, Class GZ 4.500%, 09/20/39	158,148	173,963

Total Ginnie Mae		526,300

U.S. Treasury Obligations - 9.8%

U.S. Treasury Bonds, 1.250%, 05/15/50	10,375,000	8,052,378
1.875%, 02/15/41 to 02/15/51	9,250,000	8,537,039
4.750%, 02/15/37	2,030,000	2,811,946

U.S. Treasury Notes, 0.125%, 01/15/24	4,223,000	4,205,514
0.250%, 11/15/23	720,000	720,113
1.125%, 02/15/31	2,000,000	1,910,156
1.625%, 10/31/26	1,970,000	2,038,527
2.125%, 09/30/24	2,590,000	2,737,964
2.250%, 10/31/24	3,220,000	3,419,552
2.750%, 02/28/25	1,950,000	2,112,970

Total U.S. Treasury Obligations		36,546,159

Total U.S. Government and Agency Obligations (Cost $91,822,644)		92,957,110

Foreign Government Obligations - 1.8%

Abu Dhabi Government International Bond (United Arab Emirates) 0.750%, 09/02/23[4]	225,000	226,446

The accompanying notes are an integral part of these financial statements.

AMG Beutel Goodman Core Plus Bond Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Foreign Government Obligations - 1.8%
(continued)

Abu Dhabi Government International Bond (United Arab Emirates) 2.500%, 04/16/25[4]	$225,000	$238,275
3.125%, 04/16/30[4]	325,000	351,570

Indonesia Government International Bond (Indonesia) 3.375%, 04/15/23	200,000	210,697

Mexico Government International Bond (Mexico) 3.750%, 01/11/28	610,000	661,896
4.150%, 03/28/27	231,000	259,153

Perusahaan Penerbit SBSN Indonesia III (Indonesia) 4.150%, 03/29/27	500,000	557,645

Peruvian Government International Bond (Peru) 2.392%, 01/23/26	325,000	334,627
2.783%, 01/23/31	550,000	551,787

Philippine Government International Bond (Philippines) 2.457%, 05/05/30	325,000	334,953

Qatar Government International Bond (Qatar) 3.375%, 03/14/24	775,000	833,590
3.875%, 04/23/23	325,000	346,718

Saudi Government International Bond (Saudi Arabia) 2.375%, 10/26/21	650,000	656,487
2.875%, 03/04/23	400,000	416,564
2.900%, 10/22/25[4]	725,000	771,153

Total Foreign Government Obligations
(Cost $6,571,178)		6,751,561

Floating Rate Senior Loan Interests - 0.1%

Industrials - 0.1%

Intelsat Jackson Holdings, S.A., SuperPriority Secured DIP Term Loan, (3 month LIBOR + 5.500%), 6.500%, 07/14/21[3]	35,336	35,822

Intelsat Jackson Holdings, S.A., Tranche B-3 Term Loan, (3 month LIBOR + 4.750%), 8.000%, 11/27/23[3]	235,000	239,490

Tapstone Energy Holdings III Subordinated Term Loan, (1 month LIBOR + 4.000%), 5.000%, 04/17/24[3,10]	1,214	1,215

Total Floating Rate Senior Loan Interests
(Cost $270,029)		276,527

	Shares

Common Stocks - 0.0%#

Energy - 0.0%#

Foresight[10]	202	3,627

Tapstone Energy[10]	1,579	3,584

Total Energy (Cost $165,688)		7,211

	Principal Amount	Value

Short-Term Investments - 11.9%

Joint Repurchase Agreements - 1.0%[11]

Bank of America Securities, Inc., dated 04/30/21, due 05/03/21, 0.010% total to be received $1,000,001 (collateralized by various U.S. Government Agency Obligations, 1.000% - 5.500%, 11/01/28 - 05/01/51, totaling $1,020,000)	$1,000,000	$1,000,000

Citigroup Global Markets, Inc., dated 04/30/21, due 05/03/21, 0.010% total to be received $789,696 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% -6.000%, 05/15/21 - 04/20/51, totaling $805,489)	789,695	789,695

Daiwa Capital Markets America, dated 04/30/21, due 05/03/21, 0.010% total to be received $1,000,001 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 8.000%, 06/30/21 - 05/01/51, totaling $1,020,000)	1,000,000	1,000,000

RBC Dominion Securities, Inc., dated 04/30/21, due 05/03/21, 0.010% total to be received $1,000,001 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 6.500%, 06/01/21 -12/15/60, totaling $1,020,000)	1,000,000	1,000,000

Total Joint Repurchase Agreements		3,789,695

Commercial Paper - 7.3%

EPCOR, 0.193%, 05/25/21[12]	2,500,000	2,499,679

Suncor Energy, Inc., 0.230%, 07/16/21[12]	1,580,000	1,579,202

Enbridge Pipelines, Inc., 0.144%, 05/21/21[12]	23,225,000	23,223,155

Total Commercial Paper		27,302,036

	Shares

Other Investment Companies - 3.6%

Dreyfus Government Cash Management Fund, Institutional Shares, 0.03%[13]	4,455,488	4,455,488

Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 0.01%[13]	4,455,487	4,455,487

JPMorgan U.S. Government Money Market Fund, IM Shares, 0.03%[13]	4,590,502	4,590,502

Total Other Investment Companies		13,501,477

Total Short-Term Investments
(Cost $44,593,240)		44,593,208

Total Investments - 100.7%
(Cost $373,776,842)		377,423,785

Other Assets, less Liabilities - (0.7)%		(2,439,310)

Net Assets - 100.0%		$374,984,475

The accompanying notes are an integral part of these financial statements.

AMG Beutel Goodman Core Plus Bond Fund Schedule of Portfolio Investments (continued)

# Less than 0.05%.

[1]	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at April 30, 2021. Rate will reset at a future date.

[2]	Perpetuity Bond. The date shown represents the next call date.

[3]

Variable rate security. The rate shown is based on the latest available information as of April 30, 2021. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

[4]

Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2021, the value of these securities amounted to $78,976,652 or 21.1% of net assets.

[5]

Some of these securities, amounting to $4,779,456 or 1.3% of net assets, were out on loan to various borrowers and are collateralized by cash and various U.S. Treasury Obligations. See Note 4 of Notes to Financial Statements.

[6]	Payment-in-Kind Security: The security may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.

[7]	Step Bond: A debt instrument with either deferred interest payments or an interest rate that resets at specific times during its term.

[8]	Security is in default. Issuer has failed to make a timely payment of either principal or either interest or has failed to comply with some provision of the bond indenture.
[9]

Interest only security. This type of security represents the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the “interest only” holding.

[10]	Security’s value was determined by using significant unobservable inputs.

[11]	Cash collateral received for securities lending activity was invested in these joint repurchase agreements.

[12]	Represents yield to maturity at April 30, 2021.

[13]	Yield shown represents the April 30, 2021, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

CMT	Constant Maturity Treasury

EMTN	European Medium Term Note

FHLMC	Freddie Mac

FNMA	Fannie Mae

GMTN	Global Medium-Term Notes

GNMA	Ginnie Mae

LIBOR	London Interbank Offered Rate

MTN	Medium-Term Note

REMICS	Real Estate Mortgage Investment Conduit

SOFRRATE	Secured Overnight Financing Rate

USD	United States Dollar

The following schedule shows the value of affiliated investments for the six months ended April 30, 2021.

Affiliated Issuers	Number of shares	Purchases	Sales	Net realized gain (loss) for the period	Net change in appreciation/ depreciation	Amount of Dividends or Interest	Value

DoubleLine Global Bond Fund, Class I	—	—	$23,596,685	$(60,487)	$(647,642)	$389,585	—

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of April 30, 2021:

	Level 1	Level 2	Level 3	Total
Investments in Securities

Common Stocks

Energy	—	—	$7,211	$7,211

Corporate Bonds and Notes†	—	$215,616,980	—	215,616,980

Mortgage-Backed Securities	—	16,400,115	—	16,400,115

Municipal Bonds	—	821,073	—	821,073

U.S. Government and Agency Obligations†	—	92,957,110	—	92,957,110

Foreign Government Obligations	—	6,751,561	—	6,751,561

Floating Rate Senior Loan Interests

Industrials	—	275,312	1,215	276,527

Short-Term Investments

Commercial Paper	—	27,302,036	—	27,302,036

Joint Repurchase Agreements	—	3,789,695	—	3,789,695

Other Investment Companies	$13,501,477	—	—	13,501,477

Total Investment in Securities	$13,501,477	$363,913,882	$8,426	$377,423,785

† All corporate bonds and notes and U.S. government and agency obligations held in the Fund are Level 2 securities. For a detailed breakout of corporate bonds and notes and U.S. government and agency obligations by major industry or agency classification, please refer to the Fund’s Schedule of Portfolio Investments.

The accompanying notes are an integral part of these financial statements.

AMG Beutel Goodman Core Plus Bond Fund Schedule of Portfolio Investments (continued)

The following table below is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value at April 30, 2021:

	Common Stock	Mortgage-Backed Securities	Floating Rate Senior Loan Interests
Balance as of October 31, 2020	$3,328	$4,870,800	$1,215
Accrued discounts (premiums)	—	—	47
Realized gain (loss)	—	—	—
Change in unrealized appreciation/depreciation	3,883	28,200	(47)
Purchases	—	—	—
Sales	—	(4,899,000)	—
Transfers in to Level 3	—	—	—
Transfers out of Level 3	—	—	—
Balance as of April 30, 2021	$7,211	$0	$1,215

Net change in unrealized appreciation/depreciation on investments still held at April 30, 2021	$3,883	$0	$(47)

The following table summarizes the quantitative inputs and assumptions used for investments categorized in Level 3 of the fair value hierarchy as of April 30, 2021. The table below is not intended to be all-inclusive, but rather provides information on the significant Level 3 inputs as they relate to the Fund’s fair value measurements:

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value as of April 30, 2021	Valuation Technique(s)	Unobservable Inputs(s)	Range	Median	Impact to Valuation from an Increase in Input(a)

Common Stock	$7,221	Market Approach	EV/Sale Multiple	N/A	N/A	Increase
Floating Rate Senior Rate Interests	$1,215	Market Approach	EV/Sale Multiple	N/A	N/A	Increase

(a)

Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

For the six months ended April 30, 2021, the effect of derivative instruments on the Statement of Operations for the Fund and the amount of realized gain/loss and unrealized appreciation/depreciation on derivatives recognized in income was as follows:

	Realized Gain/(Loss)		Change in Unrealized Appreciation/Depreciation

Derivatives not accounted for as hedging instruments	Statement of Operations Location	Realized Gain/(Loss)	Statement of Operations Location	Change in Unrealized Appreciation/ Depreciation
Interest rate contracts	Net realized loss on futures contracts	$(291,164)	Net change in unrealized appreciation/depreciation on futures contracts	—

The accompanying notes are an integral part of these financial statements.

AMG Beutel Goodman International Equity Fund Fund Snapshots (unaudited) April 30, 2021

PORTFOLIO BREAKDOWN

Sector	% of Net Assets

Industrials	18.5

Health Care	16.0

Consumer Staples	12.8

Communication Services	12.4

Materials	10.9

Information Technology	7.8

Energy	7.2

Consumer Discretionary	6.6

Financials	6.1

Other Assets Less Liabilities	1.7

TOP TEN HOLDINGS

Security Name	% of Net Assets

IMI PLC (United Kingdom)	6.0

Koninklijke KPN, N.V. (Netherlands)	4.9

Konecranes Oyj (Finland)	4.8

Carlsberg A.S. (Denmark)	4.8

Ampol, Ltd. (Australia)	4.6

GlaxoSmithKline PLC (United Kingdom)	4.2

Atea A.S.A. (Norway)	4.0

dormakaba Holding AG (Switzerland)	3.9

Henkel AG & Co. KGaA (Germany)	3.8

Smiths Group PLC (United Kingdom)	3.8

Top Ten as a Group	44.8

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG Beutel Goodman International Equity Fund Schedule of Portfolio Investments (unaudited) April 30, 2021

	Shares	Value

Common Stocks - 98.3%

Communication Services - 12.4%

Hakuhodo DY Holdings, Inc. (Japan)	188,670	$3,193,113

ITV PLC (United Kingdom)*	527,827	882,191

Koninklijke KPN, N.V. (Netherlands)	1,329,122	4,584,961

Nippon Telegraph & Telephone Corp. (Japan)	118,020	2,975,625

Total Communication Services		11,635,890

Consumer Discretionary - 6.6%

Cie Generale des Etablissements Michelin SCA (France)	21,456	3,104,697

EssilorLuxottica, S.A. (France)	18,698	3,112,092

Total Consumer Discretionary		6,216,789

Consumer Staples - 12.8%

Carlsberg A.S. (Denmark)	25,354	4,448,108

Essity AB, Class B (Sweden)	93,286	3,044,669

Henkel AG & Co. KGaA (Germany)	36,079	3,584,541

Unilever PLC (United Kingdom)	15,600	913,803

Total Consumer Staples		11,991,121

Energy - 7.2%

Ampol, Ltd. (Australia)	219,958	4,335,785

Royal Dutch Shell PLC, Class B (Netherlands)	2,057	36,807

TGS NOPEC Geophysical Co., A.S.A. (Norway)	156,030	2,357,266

Total Energy		6,729,858

Financials - 6.1%

DBS Group Holdings, Ltd. (Singapore)	134,570	3,015,857

Julius Baer Group, Ltd. (Switzerland)	42,467	2,672,765

Total Financials		5,688,622

Health Care - 16.0%

GlaxoSmithKline PLC (United Kingdom)	213,585	3,947,001

	Shares	Value

Merck KGaA (Germany)	10,554	$1,854,173

Roche Holding AG (Switzerland)	9,479	3,091,631

Shionogi & Co., Ltd. (Japan)	59,910	3,158,409

Smith & Nephew PLC (United Kingdom)	133,894	2,897,969

Total Health Care		14,949,183

Industrials - 18.5%

dormakaba Holding AG (Switzerland)	5,559	3,653,007

IMI PLC (United Kingdom)	254,905	5,601,439

Konecranes Oyj (Finland)	96,834	4,456,984

Smiths Group PLC (United Kingdom)	159,137	3,573,952

Total Industrials		17,285,382

Information Technology - 7.8%

Atea A.S.A. (Norway)	194,018	3,716,440

Software AG (Germany)	81,832	3,544,559

Total Information Technology		7,260,999

Materials - 10.9%

Akzo Nobel, N.V. (Netherlands)	26,951	3,235,980

BASF SE (Germany)	43,511	3,506,610

HeidelbergCement AG (Germany)	37,631	3,448,254

Total Materials		10,190,844

Total Common Stocks (Cost $86,426,180)		91,948,688

Total Investments - 98.3% (Cost $86,426,180)		91,948,688

Other Assets, less Liabilities - 1.7%		1,632,937

Net Assets - 100.0%		$93,581,625

*	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

AMG Beutel Goodman International Equity Fund Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of April 30, 2021:

	Level 1	Level 2[1]	Level 3	Total
Investments in Securities

Common Stocks

Industrials	—	$17,285,382	—	$17,285,382

Health Care	—	14,949,183	—	14,949,183

Consumer Staples	—	11,991,121	—	11,991,121

Communication Services	—	11,635,890	—	11,635,890

Materials	—	10,190,844	—	10,190,844

Information Technology	—	7,260,999	—	7,260,999

Energy	—	6,729,858	—	6,729,858

Consumer Discretionary	—	6,216,789	—	6,216,789

Financials	—	5,688,622	—	5,688,622

Total Investments in Securities	—	$91,948,688	—	$91,948,688

[1]	An external pricing service is used to reflect any impact on security value due to market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets.

For the six months ended April 30, 2021, there were no transfers in or out of Level 3.

For the six months ended April 30, 2021, the effect of derivative instruments on the Statement of Operations for the Fund and the amount of realized gain/loss and unrealized appreciation/depreciation on derivatives recognized in income was as follows:

	Realized Gain/(Loss)		Change in Unrealized Appreciation/Depreciation
Derivatives not accounted for as hedging instruments	Statement of Operations Location	Realized Gain/(Loss)	Statement of Operations Location	Change in Unrealized Appreciation/ Depreciation
Equity contracts	Net realized gain on futures contracts	$1,387,763	Net change in unrealized appreciation/ depreciation on futures contracts	—

The country allocation in the Schedule of Portfolio Investments at April 30, 2021, was as follows:

Country	% of Long-Term Investments

Australia	4.7

Denmark	4.8

Finland	4.9

France	6.8

Germany	17.3

Japan	10.1

Netherlands	8.6

Country	% of Long-Term Investments

Norway	6.6

Singapore	3.3

Sweden	3.3

Switzerland	10.2

United Kingdom	19.4

100.0

The accompanying notes are an integral part of these financial statements.

AMG Montrusco Bolton Large Cap Growth Fund Fund Snapshots (unaudited) April 30, 2021

PORTFOLIO BREAKDOWN

Sector	% of Net Assets

Information Technology	42.2

Consumer Discretionary	17.2

Communication Services	15.2

Health Care	11.1

Industrials	4.9

Financials	4.2

Consumer Staples	2.1

Materials	2.0

Real Estate	1.1

Short-Term Investments	11.9

Other Assets Less Liabilities	(11.9)

TOP TEN HOLDINGS

Security Name	% of Net Assets

Amazon.com, Inc.	9.0

Microsoft Corp.	8.2

Apple, Inc.	7.0

Waste Connections, Inc.	4.9

Facebook, Inc., Class A	4.8

Five Below, Inc.	4.6

Adobe, Inc.	4.6

Texas Instruments, Inc.	4.5

Visa, Inc., Class A	4.4

Fidelity National Information Services, Inc.	4.2

Top Ten as a Group	56.2

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG Montrusco Bolton Large Cap Growth Fund Schedule of Portfolio Investments (unaudited) April 30, 2021

	Shares	Value

Common Stocks - 100.0%

Communication Services - 15.2%

Activision Blizzard, Inc.	130,407	$11,891,814

Alphabet, Inc., Class A*	6,376	15,005,916

Facebook, Inc., Class A*	61,772	20,080,842

Netflix, Inc.*	32,216	16,541,950

Total Communication Services		63,520,522

Consumer Discretionary - 17.2%

Amazon.com, Inc.*	10,852	37,628,442

Five Below, Inc.*	96,458	19,414,101

The TJX Cos., Inc.	211,653	15,027,363

Total Consumer Discretionary		72,069,906

Consumer Staples - 2.1%

Costco Wholesale Corp.	23,626	8,790,998

Financials - 4.2%

BlackRock, Inc.	10,224	8,376,523

CME Group, Inc.	45,177	9,125,302

Total Financials		17,501,825

Health Care - 11.1%

Amgen, Inc.	23,879	5,722,364

Charles River Laboratories International, Inc.*	33,214	11,041,994

Danaher Corp.	63,558	16,139,919

Thermo Fisher Scientific, Inc.	28,992	13,632,908

Total Health Care		46,537,185

Industrials - 4.9%

Waste Connections, Inc.	170,156	20,267,281

Information Technology - 42.2%

Adobe, Inc.*	37,752	19,190,852

Analog Devices, Inc.	70,629	10,817,538

*	Non-income producing security.

[1]

Some of these securities, amounting to $15,793,561 or 3.8% of net assets, were out on loan to various borrowers and are collateralized by various U.S. Treasury Obligations. See Note 4 of Notes to Financial Statements.

	Shares	Value

Apple, Inc.	223,306	$29,355,807

Fidelity National Information Services, Inc.	115,895	17,720,345

Mastercard, Inc., Class A	46,210	17,654,993

Microsoft Corp.	135,791	34,243,774

Proofpoint, Inc.*	59,518	10,243,643

Texas Instruments, Inc.	105,297	19,007,161

Visa, Inc., Class A1	78,463	18,325,818

Total Information Technology		176,559,931

Materials - 2.0%

Linde PLC (United Kingdom)	28,853	8,247,342

Real Estate - 1.1%

Public Storage, REIT	16,326	4,590,218

Total Common Stocks
(Cost $303,538,439)		418,085,208

Short-Term Investments - 11.9%

Other Investment Companies - 11.9%

Dreyfus Government Cash Management Fund, Institutional Shares, 0.03%[2]	16,439,657	16,439,657

Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 0.01%[2]	16,439,657	16,439,657

JPMorgan U.S. Government Money Market Fund, IM Shares, 0.03%[2]	16,937,829	16,937,829

Total Short-Term Investments
(Cost $49,817,143)		49,817,143

Total Investments - 111.9%
(Cost $353,355,582)		467,902,351

Other Assets, less Liabilities - (11.9)%		(49,608,459)

Net Assets - 100.0%		$418,293,892

[2]	Yield shown represents the April 30, 2021, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

AMG Montrusco Bolton Large Cap Growth Fund Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of April 30, 2021:

	Level 1	Level 2	Level 3	Total
Investments in Securities

Common Stocks†	$418,085,208	—	—	$418,085,208

Short-Term Investments

Other Investment Companies	49,817,143	—	—	49,817,143

Total Investments in Securities	$467,902,351	—	—	$467,902,351

†	All common stocks held in the Fund are Level 1 securities. For a detailed breakout of common stocks by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

For the six months ended April 30, 2021, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities (unaudited) April 30, 2021

	AMG	AMG	AMG	AMG	AMG
	River Road	River Road Large	River Road	River Road	River Road
	Mid Cap	Cap Value	Small Cap	Dividend All Cap	Small-Mid Cap
	Value Fund	Select Fund	Value Fund	Value Fund	Value Fund

Assets:

Investments at value[1] (including securities on loan valued at $0, $0, $21,120,996, $3,618,503, and $1,385,876, respectively)	$447,273,958	$42,266,204	$849,615,596	$540,852,945	$262,289,227

Receivable for investments sold	4,118,437	—	—	73,296	657,828

Segregated cash	—	10,000	—	—	—

Dividend and interest receivables	147,366	98,890	70,271	1,147,546	23,736

Securities lending income receivable	—	—	3,727	417	602

Receivable for Fund shares sold	8,378,694	375	949,237	121,883	58,366

Receivable from affiliate	20,726	3,709	—	8,825	—

Prepaid expenses and other assets	27,311	14,119	45,710	41,420	32,081

Total assets	459,966,492	42,393,297	850,684,541	542,246,332	263,061,840

Liabilities:

Payable upon return of securities loaned	—	—	690,321	—	—

Payable for investments purchased	4,551,926	—	2,139,996	—	547,589

Payable for Fund shares repurchased	8,673,131	6,154	376,061	510,504	26,860

Accrued expenses:

Investment advisory and management fees	239,657	11,907	548,474	263,808	159,010

Administrative fees	54,777	5,103	102,839	65,952	31,802

Distribution fees	58,729	887	7,154	9,326	5,128

Shareholder service fees	28,585	1,695	57,792	17,505	11,538

Other	134,862	51,393	47,457	93,228	47,993

Total liabilities	13,741,667	77,139	3,970,094	960,323	829,920

Net Assets	$446,224,825	$42,316,158	$846,714,447	$541,286,009	$262,231,920

[1] Investments at cost	$420,479,214	$39,720,151	$630,028,330	$370,217,588	$205,901,474

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities (continued)

	AMG	AMG	AMG	AMG	AMG
	River Road	River Road Large	River Road	River Road	River Road
	Mid Cap	Cap Value	Small Cap	Dividend All Cap	Small-Mid Cap
	Value Fund	Select Fund	Value Fund	Value Fund	Value Fund

Net Assets Represent:

Paid-in capital	$425,143,479	$47,226,700	$600,655,925	$358,100,119	$197,352,409

Total distributable earnings (loss)	21,081,346	(4,910,542)	246,058,522	183,185,890	64,879,511

Net Assets	$446,224,825	$42,316,158	$846,714,447	$541,286,009	$262,231,920

Class N:

Net Assets	$300,249,664	$4,790,916	$35,352,679	$45,568,526	$25,342,213

Shares outstanding	16,529,047	326,037	2,282,377	3,510,700	2,571,152

Net asset value, offering and redemption price per share	$18.16	$14.69	$15.49	$12.98	$9.86

Class I:

Net Assets	$127,981,020	$37,525,242	$809,868,405	$493,180,048	$236,106,558

Shares outstanding	6,587,392	2,536,407	50,840,221	38,024,156	23,295,412

Net asset value, offering and redemption price per share	$19.43	$14.79	$15.93	$12.97	$10.14

Class Z:

Net Assets	$17,994,141	—	$1,493,363	$2,537,435	$783,149

Shares outstanding	931,255	—	93,746	195,609	77,273

Net asset value, offering and redemption price per share	$19.32	—	$15.93	$12.97	$10.13

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities (continued)

		AMG	AMG	AMG	AMG
	AMG	River Road	Beutel Goodman	Beutel Goodman	Montrusco Bolton
	River Road	Focused Absolute	Core Plus	International	Large Cap
	Long-Short Fund	Value Fund	Bond Fund	Equity Fund	Growth Fund

Assets:

Investments at value[1] (including securities on loan valued at $0, $886,672, $4,779,456, $0, and $15,793,561, respectively)	$18,261,516	$206,230,772	$377,423,785	$91,948,688	$467,902,351

Cash	—	—	328,387	—	—

Foreign currency[2]	177,155	—	—	439,398	—

Receivable for investments sold	—	—	7,066,346	3,089,276	12,858,137

Segregated cash	3,431,460	—	—	—	—

Dividend and interest receivables	9,784	110,614	2,224,728	1,490,073	198,776

Securities lending income receivable	—	357	—	—	—

Receivable for Fund shares sold	622	15,740	230,683	26,645	59,078

Receivable from affiliate	4,291	7,353	19,765	10,029	—

Prepaid expenses and other assets	15,987	23,725	43,578	33,030	27,977

Total assets	21,900,815	206,388,561	387,337,272	97,037,139	481,046,319

Liabilities:

Payable upon return of securities loaned	—	—	3,789,695	—	—

Payable for investments purchased	—	—	7,215,804	521,937	9,345,559

Payable for Fund shares repurchased	—	64,649	1,001,315	180,170	2,949,832

Interest and dividends payable	15,302	—	—	—	—

Due to custodian	—	—	—	—	49,813,359

Line of credit payable	—	—	—	2,604,671	186,641

Accrued expenses:

Investment advisory and management fees	13,056	98,983	152,780	59,507	274,221

Administrative fees	2,304	24,746	50,927	13,322	58,762

Distribution fees	346	918	9,534	1,601	23,333

Shareholder service fees	1,181	6,489	26,429	8,625	27,422

Other	27,148	45,712	106,313	65,681	73,298

Securities sold short, at value[4]	3,410,879	—	—	—	—

Total liabilities	3,470,216	241,497	12,352,797	3,455,514	62,752,427

Net Assets	$18,430,599	$206,147,064	$ 374,984,475	$93,581,625	$418,293,892

[1] Investments at cost	$15,050,757	$ 164,365,309	$373,776,842	$86,426,180	$353,355,582

[2] Foreign currency at cost	$172,663	—	—	$439,567	—

[4] Proceeds	$3,121,527	—	—	—	—

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities (continued)

		AMG	AMG	AMG	AMG
	AMG	River Road	Beutel Goodman	Beutel Goodman	Montrusco Bolton
	River Road	Focused Absolute	Core Plus	International	Large Cap
	Long-Short Fund	Value Fund	Bond Fund	Equity Fund	Growth Fund

Net Assets Represent:

Paid-in capital	$16,008,508	$166,523,099	$382,008,495	$158,715,727	$272,998,007

Total distributable earnings (loss)	2,422,091	39,623,965	(7,024,020)	(65,134,102)	145,295,885

Net Assets	$18,430,599	$206,147,064	$374,984,475	$93,581,625	$418,293,892

Class N:

Net Assets	$1,685,853	$4,592,781	$45,862,785	$7,250,354	$181,266,671

Shares outstanding	122,699	311,281	4,283,172	644,526	11,747,135

Net asset value, offering and redemption price per share	$13.74	$14.75	$10.71	$11.25	$15.43

Class I:

Net Assets	$16,012,300	$198,102,303	$317,970,125	$79,909,065	$237,027,221

Shares outstanding	1,138,333	13,409,503	29,714,404	7,083,789	15,105,830

Net asset value, offering and redemption price per share	$14.07	$14.77	$10.70	$11.28	$15.69

Class Z:

Net Assets	$732,446	$3,451,980	$11,151,565	$6,422,206	—

Shares outstanding	51,885	233,572	1,041,146	570,950	—

Net asset value, offering and redemption price per share	$14.12	$14.78	$10.71	$11.25	—

The accompanying notes are an integral part of these financial statements.

Statement of Operations (unaudited) For the six months ended April 30, 2021

	AMG	AMG	AMG	AMG	AMG
	River Road	River Road Large	River Road	River Road	River Road
	Mid Cap	Cap Value	Small Cap	Dividend All Cap	Small-Mid Cap
	Value Fund	Select Fund	Value Fund	Value Fund	Value Fund

Investment Income:

Dividend income	$2,523,006	$303,265	$3,359,469 [1]	$5,944,120	$1,177,068

Interest income	—	38	—	—	—

Securities lending income	—	37	19,661	12,608	5,985

Foreign withholding tax	(31,688)	(14,065)	(46,955)	(19,420)	(6,530)

Total investment income	2,491,318	289,275	3,332,175	5,937,308	1,176,523

Expenses:

Investment advisory and management fees	1,581,120	73,153	2,844,742	1,519,582	841,783

Administrative fees	364,287	31,351	533,389	379,896	168,357

Distribution fees - Class N	360,748	5,330	39,669	55,473	29,487

Shareholder servicing fees - Class N	117,697	2,132	15,867	11,120	7,175

Shareholder servicing fees - Class I	72,288	8,186	290,125	98,717	53,970

Reports to shareholders	51,739	10,561	18,726	26,827	19,702

Registration fees	31,455	16,955	31,190	27,232	25,968

Professional fees	25,323	20,464	27,604	26,383	16,218

Custodian fees	24,018	9,626	20,424	19,990	12,432

Trustee fees and expenses	23,217	1,891	26,569	21,286	8,665

Transfer agent fees	15,657	5,424	7,565	7,296	3,182

Interest expense	254	—	—	—	—

Miscellaneous	28,433	2,029	36,460	16,085	6,144

Total expenses before offsets	2,696,236	187,102	3,892,330	2,209,887	1,193,083

Expense reimbursements	(153,813)	(27,183)	—	(42,560)	—

Expense reductions	—	—	(71,817)	(8,251)	(20,586)

Net expenses	2,542,423	159,919	3,820,513	2,159,076	1,172,497

Net investment income (loss)	(51,105)	129,356	(488,338)	3,778,232	4,026

Net Realized and Unrealized Gain:

Net realized gain on investments	241,521,688	810,277	39,252,076	25,783,559	18,853,872

Net realized loss on futures contracts	(132,843)	—	—	—	—

Net realized gain on swaps	—	6,028,932	—	—	—

Net change in unrealized appreciation/depreciation on investments	(74,951,894)	2,622,320	200,014,708	105,591,397	60,467,805

Net change in unrealized appreciation/depreciation on swaps	—	653,732	—	—	—

Net realized and unrealized gain	166,436,951	10,115,261	239,266,784	131,374,956	79,321,677

Net increase in net assets resulting from operations	$166,385,846	$10,244,617	$238,778,446	$135,153,188	$79,325,703

[1]	Includes non-recurring dividends of $365,456.

The accompanying notes are an integral part of these financial statements.

Statement of Operations (continued)

		AMG	AMG	AMG	AMG
	AMG	River Road	Beutel Goodman	Beutel Goodman	Montrusco Bolton
	River Road	Focused Absolute	Core Plus	International	Large Cap
	Long-Short Fund	Value Fund	Bond Fund	Equity Fund	Growth Fund

Investment Income:

Dividend income	$107,246	$1,170,532 [1]	$12,465	$2,213,252	$1,735,512

Interest income	—	202	7,395,045	—	—

Dividends from affiliated securities	—	—	389,585	—	—

Securities lending income	—	2,563	6,747	508	2,284

Foreign withholding tax	(934)	—	(5,629)	(243,255)	—

Total investment income	106,312	1,173,297	7,798,213	1,970,505	1,737,796

Expenses:

Investment advisory and management fees	76,404	542,237	1,096,536	662,752	1,733,669

Administrative fees	13,483	135,559	365,512	148,377	371,501

Distribution fees - Class N	2,066	7,725	65,496	9,950	142,884

Shareholder servicing fees - Class N	661	1,269	20,959	5,798	62,685

Shareholder servicing fees - Class I	6,252	34,285	169,563	89,313	110,682

Dividend expense	75,398	—	—	—	—

Registration fees	16,827	22,654	29,525	27,794	20,695

Professional fees	13,940	16,699	47,201	18,006	30,805

Custodian fees	8,201	11,717	26,804	40,415	19,446

Reports to shareholders	2,872	14,028	17,495	16,512	22,100

Trustee fees and expenses	756	7,106	21,455	9,446	21,460

Transfer agent fees	408	2,127	7,191	3,190	23,129

Interest expense	12,342	700	—	1,174	4,968

Miscellaneous	1,659	5,359	16,470	9,192	14,357

Total expenses before offsets	231,269	801,465	1,884,207	1,041,919	2,578,381

Expense reimbursements	(33,876)	(52,578)	(94,090)	(54,871)	—

Expense reductions	(4,476)	(6,127)	—	—	(3,027)

Fee waivers	—	—	(47,684)	—	—

Net expenses	192,917	742,760	1,742,433	987,048	2,575,354

Net investment income (loss)	(86,605)	430,537	6,055,780	983,457	(837,558)

Net Realized and Unrealized Gain (Loss):

Net realized gain (loss) on investments	2,692,679	19,421,582	(1,373,861)	42,474,999	193,669,731

Net realized loss on affiliated investments	—	—	(60,487)	—	—

Net realized loss on short sales	(1,892,400)	—	—	—	—

Net realized gain (loss) on futures contracts	—	—	(291,164)	1,387,763	—

Net realized gain (loss) on foreign currency transactions	10,506	—	—	(154,917)	—

Net change in unrealized appreciation/depreciation on investments	3,256,295	30,853,952	1,507,177	17,798,638	(77,601,391)

Net change in unrealized appreciation/depreciation on affiliated investments	—	—	(647,642)	—	—

Net change in unrealized appreciation/depreciation on short sales	(670,928)	—	—	—	—

Net change in unrealized appreciation/depreciation on foreign currency translations	2,494	—	—	11,226	—

The accompanying notes are an integral part of these financial statements.

Statement of Operations (continued)

		AMG	AMG	AMG	AMG
	AMG	River Road	Beutel Goodman	Beutel Goodman	Montrusco Bolton
	River Road	Focused Absolute	Core Plus	International	Large Cap
	Long-Short Fund	Value Fund	Bond Fund	Equity Fund	Growth Fund

Net change in unrealized appreciation/depreciation on unfunded loan commitments	—	—	(877)	—	—

Net realized and unrealized gain (loss)	3,398,646	50,275,534	(866,854)	61,517,709	116,068,340

Net increase in net assets resulting from operations	$3,312,041	$50,706,071	$5,188,926	$62,501,166	$115,230,782

[1]	Includes non-recurring dividends of $224,645.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets For the six months ended April 30, 2021 (unaudited) and the fiscal year ended October 31, 2020

	AMG		AMG		AMG
	River Road		River Road Large		River Road
	Mid Cap Value Fund		Cap Value Select Fund		Small Cap Value Fund

	April 30, 2021	October 31, 2020	April 30, 2021	October 31, 2020	April 30, 2021	October 31, 2020

Increase (Decrease) in Net Assets Resulting From Operations:

Net investment income (loss)	$(51,105)	$4,726,723	$129,356	$372,445	$(488,338)	$244,674

Net realized gain (loss) on investments	241,388,845	124,204,848	6,839,209	(7,603,426)	39,252,076	(10,803,606)

Net change in unrealized appreciation/depreciation on investments	(74,951,894)	(179,176,911)	3,276,052	(4,306,653)	200,014,708	(29,318,189)

Net increase (decrease) in net assets resulting from operations	166,385,846	(50,245,340)	10,244,617	(11,537,634)	238,778,446	(39,877,121)

Distributions to Shareholders:

Class N	(178,403,402)	(33,504,723)	(667,556)	(624,543)	—	(2,120,249)

Class I	(89,340,283)	(37,562,764)	(5,854,852)	(3,646,142)	(32,322)	(23,298,854)

Class Z	(6,230,574)	(3,451,809)	—	—	(824)	(11,458)

Total distributions to shareholders	(273,974,259)	(74,519,296)	(6,522,408)	(4,270,685)	(33,146)	(25,430,561)

Capital Share Transactions:[1]

Net increase (decrease) from capital share transactions	107,658,715	(1,097,820,771)	(5,112,469)	(38,109,098)	93,386,984	175,396,275

Total increase (decrease) in net assets	70,302	(1,222,585,407)	(1,390,260)	(53,917,417)	332,132,284	110,088,593

Net Assets:

Beginning of period	446,154,523	1,668,739,930	43,706,418	97,623,835	514,582,163	404,493,570

End of period	$446,224,825	$446,154,523	$42,316,158	$43,706,418	$846,714,447	$514,582,163

[1]	See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets (continued) For the six months ended April 30, 2021 (unaudited) and the fiscal year ended October 31, 2020

	AMG
	River Road		AMG		AMG
	Dividend All Cap		River Road		River Road
	Value Fund		Small-Mid Cap Value Fund		Long-Short Fund
	April 30, 2021	October 31, 2020	April 30, 2021	October 31, 2020	April 30, 2021	October 31, 2020

Increase (Decrease) in Net Assets Resulting From Operations:

Net investment income (loss)	$3,778,232	$13,424,588	$4,026	$103,778	$(86,605)	$(233,345)

Net realized gain (loss) on investments	25,783,559	2,020,791	18,853,872	(9,195,938)	810,785	(637,581)

Net change in unrealized appreciation/depreciation on investments	105,591,397	(77,612,710)	60,467,805	(14,720,991)	2,587,861	(272,397)

Net increase (decrease) in net assets resulting from operations	135,153,188	(62,167,331)	79,325,703	(23,813,151)	3,312,041	(1,143,323)

Distributions to Shareholders:

Class N	(435,677)	(5,975,070)	—	(512,884)	—	(244,069)

Class I	(5,052,058)	(47,458,557)	(4,398)	(3,093,005)	—	(1,797,271)

Class Z	(25,205)	(20,856)	(318)	(3,815)	—	(6,804)

Total distributions to shareholders	(5,512,940)	(53,454,483)	(4,716)	(3,609,704)	—	(2,048,144)

Capital Share Transactions:[1]

Net increase (decrease) from capital share transactions	(40,457,126)	(45,255,562)	4,389,499	35,471,352	(1,166,184)	(6,117,855)

Total increase (decrease) in net assets	89,183,122	(160,877,376)	83,710,486	8,048,497	2,145,857	(9,309,322)

Net Assets:

Beginning of period	452,102,887	612,980,263	178,521,434	170,472,937	16,284,742	25,594,064

End of period	$541,286,009	$452,102,887	$262,231,920	$178,521,434	$18,430,599	$16,284,742

[1]	See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets (continued) For the six months ended April 30, 2021 (unaudited) and the fiscal year ended October 31, 2020

	AMG		AMG
	River Road		Beutel Goodman		AMG
	Focused Absolute		Core Plus		Beutel Goodman
	Value Fund		Bond Fund		International Equity Fund

	April 30, 2021	October 31, 2020	April 30, 2021	October 31, 2020	April 30, 2021	October 31, 2020

Increase (Decrease) in Net Assets Resulting From Operations:

Net investment income	$430,537	$861,559	$6,055,780	$15,693,415	$983,457	$2,370,259

Net realized gain (loss) on investments	19,421,582	(20,924,160)	(1,725,512)	9,719,236	43,707,845	(16,789,457)

Net change in unrealized appreciation/depreciation on investments	30,853,952	(655,316)	858,658	(14,442,344)	17,809,864	(20,654,193)

Net increase (decrease) in net assets resulting from operations	50,706,071	(20,717,917)	5,188,926	10,970,307	62,501,166	(35,073,391)

Distributions to Shareholders:

Class N	—	(376,933)	(769,930)	(1,927,975)	—	(1,609,403)

Class I	(950,327)	(3,160,161)	(6,669,588)	(15,037,786)	(947,027)	(4,602,504)

Class Z	(18,026)	(3,318)	(176,940)	(96,813)	(73,113)	(1,338,806)

Total distributions to shareholders	(968,353)	(3,540,412)	(7,616,458)	(17,062,574)	(1,020,140)	(7,550,713)

Capital Share Transactions:[1]

Net increase (decrease) from capital share transactions	10,723,521	23,576,015	(123,327,865)	(163,855,105)	(153,377,270)	(67,267,345)

Total increase (decrease) in net assets	60,461,239	(682,314)	(125,755,397)	(169,947,372)	(91,896,244)	(109,891,449)

Net Assets:

Beginning of period	145,685,825	146,368,139	500,739,872	670,687,244	185,477,869	295,369,318

End of period	$206,147,064	$145,685,825	$374,984,475	$500,739,872	$93,581,625	$185,477,869

[1]	See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets (continued) For the six months ended April 30, 2021 (unaudited) and the fiscal year ended October 31, 2020

	AMG
	Montrusco Bolton
	Large Cap Growth Fund

	April 30, 2021	October 31, 2020

Increase in Net Assets Resulting From Operations:

Net investment loss	$(837,558)	$(914,947)

Net realized gain on investments	193,669,731	85,184,256

Net change in unrealized appreciation/depreciation on investments	(77,601,391)	9,372,542

Net increase in net assets resulting from operations	115,230,782	93,641,851

Distributions to Shareholders:

Class N	(86,153,903)	(14,140,899)

Class I	(151,058,809)	(28,027,374)

Total distributions to shareholders	(237,212,712)	(42,168,273)

Capital Share Transactions:[1]

Net increase (decrease) from capital share transactions	64,587,419	(71,363,061)

Total decrease in net assets	(57,394,511)	(19,889,483)

Net Assets:

Beginning of period	475,688,403	495,577,886

End of period	$418,293,892	$475,688,403

[1]	See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

AMG River Road Mid Cap Value Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the six months ended April 30, 2021 (unaudited)	For the fiscal years ended October 31,
Class N		2020	2019	2018	2017	2016

Net Asset Value, Beginning of Period	$29.75	$34.95	$38.27	$41.95	$37.48	$37.56

Income (loss) from Investment Operations:

Net investment income (loss)[1,2]	(0.02)	0.16	0.34 [3]	0.08	(0.02)	0.16

Net realized and unrealized gain (loss) on investments	10.46	(2.85)	(0.85)	(0.95)	6.33	1.92

Total income (loss) from investment operations	10.44	(2.69)	(0.51)	(0.87)	6.31	2.08

Less Distributions to Shareholders from:

Net investment income	(0.02)	(0.33)	(0.15)	—	(0.13)	(0.11)

Net realized gain on investments	(22.01)	(2.18)	(2.66)	(2.81)	(1.71)	(2.05)

Total distributions to shareholders	(22.03)	(2.51)	(2.81)	(2.81)	(1.84)	(2.16)

Net Asset Value, End of Period	$18.16	$29.75	$34.95	$38.27	$41.95	$37.48

Total Return[2,4]	40.80%[5]	(8.62)%	(0.55)%	(2.82)%	16.87%	6.01%

Ratio of net expenses to average net assets	1.15%[6]	1.14%	1.15%	1.12%	1.12%	1.12%

Ratio of gross expenses to average net assets[7]	1.21%[6]	1.16%	1.15%	1.13%	1.13%	1.12%

Ratio of net investment income (loss) to average net assets[2]	(0.12)%[6]	0.52%	0.95%	0.19%	(0.05)%	0.44%

Portfolio turnover	119%[5]	50%	21%	18%	28%	24%

Net assets end of period (000’s) omitted	$300,250	$259,561	$518,354	$893,685	$1,292,107	$1,374,982

AMG River Road Mid Cap Value Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the six months ended April 30, 2021 (unaudited)	For the fiscal years ended October 31,
Class I		2020	2019	2018	2017	2016

Net Asset Value, Beginning of Period	$30.68	$35.96	$39.33	$42.97	$38.39	$38.44

Income (loss) from Investment Operations:

Net investment income[1,2]	0.02	0.25	0.45 [3]	0.19	0.08	0.25

Net realized and unrealized gain (loss) on investments	10.84	(2.94)	(0.89)	(0.99)	6.49	1.98

Total income (loss) from investment operations	10.86	(2.69)	(0.44)	(0.80)	6.57	2.23

Less Distributions to Shareholders from:

Net investment income	(0.10)	(0.41)	(0.27)	(0.03)	(0.24)	(0.23)

Net realized gain on investments	(22.01)	(2.18)	(2.66)	(2.81)	(1.75)	(2.05)

Total distributions to shareholders	(22.11)	(2.59)	(2.93)	(2.84)	(1.99)	(2.28)

Net Asset Value, End of Period	$19.43	$30.68	$35.96	$39.33	$42.97	$38.39

Total Return[2,4]	41.02%[5]	(8.38)%	(0.33)%	(2.56)%	17.16%	6.26%

Ratio of net expenses to average net assets	0.90%[6]	0.90%	0.90%	0.87%	0.87%	0.87%

Ratio of gross expenses to average net assets[7]	0.96%[6]	0.92%	0.90%	0.88%	0.88%	0.87%

Ratio of net investment income to average net assets[2]	0.13%[6]	0.76%	1.20%	0.44%	0.20%	0.68%

Portfolio turnover	119%[5]	50%	21%	18%	28%	24%

Net assets end of period (000’s) omitted	$127,981	$176,807	$1,102,479	$1,754,203	$2,668,464	$2,135,998

AMG River Road Mid Cap Value Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the six months ended April 30, 2021 (unaudited)	For the fiscal year ended October 31,			For the fiscal period ended October 31,
Class Z		2020	2019	2018	2017[8]

Net Asset Value, Beginning of Period	$30.63	$35.95	$39.34	$42.98	$44.24

Income (loss) from Investment Operations:

Net investment income[1,2]	0.03	0.28	0.48 [3]	0.22	0.00 [9]

Net realized and unrealized gain (loss) on investments	10.81	(2.94)	(0.89)	(0.98)	(1.26)

Total income (loss) from investment operations	10.84	(2.66)	(0.41)	(0.76)	(1.26)

Less Distributions to Shareholders from:

Net investment income	(0.14)	(0.48)	(0.32)	(0.07)	–

Net realized gain on investments	(22.01)	(2.18)	(2.66)	(2.81)	–

Total distributions to shareholders	(22.15)	(2.66)	(2.98)	(2.88)	–

Net Asset Value, End of Period	$19.32	$30.63	$35.95	$39.34	$42.98

Total Return[2,4]	41.03%[5]	(8.32)%	(0.25)%	(2.48)%	(2.85)%[5]

Ratio of net expenses to average net assets	0.82%[6]	0.82%	0.82%	0.79%	0.79%[6]

Ratio of gross expenses to average net assets[7]	0.88%[6]	0.84%	0.82%	0.80%	0.80%[6]

Ratio of net investment income to average net assets[2]	0.21%[6]	0.84%	1.28%	0.52%	0.01%[6]

Portfolio turnover	119%[5]	50%	21%	18%	28%[5]

Net assets end of period (000’s) omitted	$17,994	$9,786	$47,907	$205,203	$9,625

[1]	Per share numbers have been calculated using average shares.

[2]	Total returns and net investment income (loss) would have been lower had certain expenses not been offset.

[3]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.23, $0.33 and $0.36 for Class N, Class I and Class z, respectively.

[4]	The total return is calculated using the published Net Asset Value as of period end.

[5]	Not annualized.

[6]	Annualized.

[7]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

[8]	Commencement of operations was on October 2, 2017.

[9]	Less than $0.005 per share.

AMG River Road Large Cap Value Select Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the six months ended April 30, 2021 (unaudited)	For the fiscal years ended October 31,
Class N		2020	2019	2018	2017	2016[1]

Net Asset Value, Beginning of Period	$13.73	$16.22	$15.68	$17.97	$15.48	$17.38

Income (loss) from Investment Operations:

Net investment income (loss)[2,3]	0.03	0.04 [4]	0.12 [5]	(0.07)	0.10 [6]	0.14

Net realized and unrealized gain (loss) on investments	3.49	(1.84)	0.95	1.94	3.30	(0.31)

Total income (loss) from investment operations	3.52	(1.80)	1.07	1.87	3.40	(0.17)

Less Distributions to Shareholders from:

Net investment income	(2.56)	–	(0.02)	–	(0.16)	(0.15)

Net realized gain on investments	–	(0.69)	(0.51)	(4.16)	(0.75)	(1.58)

Total distributions to shareholders	(2.56)	(0.69)	(0.53)	(4.16)	(0.91)	(1.73)

Net Asset Value, End of Period	$14.69	$13.73	$16.22	$15.68	$17.97	$15.48

Total Return[3,7]	26.96%[8]	(11.66)%	7.15%	12.54%	22.62%	(0.98)%

Ratio of net expenses to average net assets	1.04%[9]	1.04%	1.28%[10,11]	2.24%[10,11]	1.09%[11]	1.05%

Ratio of gross expenses to average net assets[12]	1.17%[9]	1.08%	1.30%	2.36%	1.14%	1.08%

Ratio of net investment income (loss) to average net assets[3]	0.34%[9]	0.25%	0.74%	(0.43)%	0.60%	0.88%

Portfolio turnover	264%[8]	750%	330%	240%	159%	178%

Net assets end of period (000’s) omitted	$4,791	$4,716	$14,301	$24,536	$3,495	$24,752

AMG River Road Large Cap Value Select Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the six months ended April 30, 2021 (unaudited)	For the fiscal years ended October 31,
Class I		2020	2019	2018	2017	2016[1]

Net Asset Value, Beginning of Period	$13.80	$16.25	$15.71	$17.97	$15.47	$17.37

Income (loss) from Investment Operations:

Net investment income (loss)[2,3]	0.05	0.08 [4]	0.16 [5]	(0.02)	0.15 [6]	0.18

Net realized and unrealized gain (loss) on investments	3.51	(1.84)	0.95	1.92	3.33	(0.31)

Total income (loss) from investment operations	3.56	(1.76)	1.11	1.90	3.48	(0.13)

Less Distributions to Shareholders from:

Net investment income	(2.57)	–	(0.06)	–	(0.23)	(0.19)

Net realized gain on investments	–	(0.69)	(0.51)	(4.16)	(0.75)	(1.58)

Total distributions to shareholders	(2.57)	(0.69)	(0.57)	(4.16)	(0.98)	(1.77)

Net Asset Value, End of Period	$14.79	$13.80	$16.25	$15.71	$17.97	$15.47

Total Return[3,7]	27.14%[8]	(11.38)%	7.43%	12.82%	23.11%	(0.73)%

Ratio of net expenses to average net assets	0.73%[9]	0.76%	0.99%[10,11]	1.92%[10,11]	0.78%[11]	0.79%

Ratio of gross expenses to average net assets[12]	0.86%[9]	0.80%	1.01%	2.04%	0.87%	0.82%

Ratio of net investment income (loss) to average net assets[3]	0.65%[9]	0.53%	1.03%	(0.11)%	0.90%	1.14%

Portfolio turnover	264%[8]	750%	330%	240%	159%	178%

Net assets end of period (000’s) omitted	$37,525	$38,990	$83,323	$55,590	$37,002	$33,715

[1]	Effective October 1, 2016, the Investor Class and Institutional Class were renamed Class N and Class I, respectively.

[2]	Per share numbers have been calculated using average shares.

[3]	Total returns and net investment income (loss) would have been lower had certain expenses not been offset.

[4]	Includes non-recurring dividends. Without these dividends, net investment income (loss) per share would have been $(0.01) and $0.03 for Class N and Class I, respectively.

[5]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.07 and $0.12 for Class N and Class I, respectively.

[6]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.07 and $0.12 for Class N and Class I, respectively.

[7]	The total return is calculated using the published Net Asset Value as of period end.

[8]	Not annualized.

[9]	Annualized.

[10]	Includes reduction from broker recapture amounting to less than 0.01% and 0.01% for the fiscal years ended October 31, 2019 and October 31, 2018, respectively.

[11]

Expense ratio includes dividend and interest expense related to securities sold short. Excluding such dividend and interest expense, the ratio of expenses to average net assets would be 1.04% and 0.75%, 1.04% and 0.72% and 1.04% and 0.73% for Class N and Class I, respectively, for the fiscal years ended October 31, 2019, October 31, 2018 and October 31, 2017, respectively.

[12]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

AMG River Road Small Cap Value Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the six months ended April 30, 2021 (unaudited)	For the fiscal years ended October 31,
Class N		2020	2019	2018	2017	2016

Net Asset Value, Beginning of Period	$10.76	$13.00	$13.26	$14.46	$12.29	$12.20

Income (loss) from Investment Operations:

Net investment loss[1,2]	(0.03)[3]	(0.02)	(0.04)	(0.05)	(0.05)	(0.04)

Net realized and unrealized gain (loss) on investments	4.76	(1.43)	1.17	0.79	2.88	0.85

Total income (loss) from investment operations	4.73	(1.45)	1.13	0.74	2.83	0.81

Less Distributions to Shareholders from:

Net realized gain on investments	–	(0.79)	(1.39)	(1.94)	(0.66)	(0.72)

Net Asset Value, End of Period	$15.49	$10.76	$13.00	$13.26	$14.46	$12.29

Total Return[2,4]	43.96%[5]	(12.09)%	10.86%	5.41%	23.43%	7.22%

Ratio of net expenses to average net assets	1.34%[6,7]	1.34%[7]	1.36%[7]	1.35%[7]	1.35%[7]	1.34%

Ratio of gross expenses to average net assets[8]	1.35%[6]	1.36%	1.37%	1.36%	1.36%	1.34%

Ratio of net investment loss to average net assets[2]	(0.39)%[6]	(0.19)%	(0.33)%	(0.34)%	(0.36)%	(0.31)%

Portfolio turnover	25%[5]	42%	47%[9]	41%	42%	57%

Net assets end of period (000’s) omitted	$35,353	$25,920	$29,963	$28,444	$31,657	$21,765

AMG River Road Small Cap Value Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the six months ended April 30, 2021 (unaudited)	For the fiscal years ended October 31,
Class I		2020	2019	2018	2017	2016

Net Asset Value, Beginning of Period	$11.05	$13.30	$13.51	$14.68	$12.44	$12.31

Income (loss) from Investment Operations:

Net investment income (loss)[1,2]	(0.01)[3]	0.01	(0.01)	(0.01)	(0.01)	(0.01)

Net realized and unrealized gain (loss) on investments	4.89	(1.46)	1.20	0.79	2.92	0.86

Total income (loss) from investment operations	4.88	(1.45)	1.19	0.78	2.91	0.85

Less Distributions to Shareholders from:

Net investment income	(0.00)[10]	(0.01)	(0.01)	(0.01)	–	–

Net realized gain on investments	–	(0.79)	(1.39)	(1.94)	(0.67)	(0.72)

Total distributions to shareholders	(0.00)[10]	(0.80)	(1.40)	(1.95)	(0.67)	(0.72)

Net Asset Value, End of Period	$15.93	$11.05	$13.30	$13.51	$14.68	$12.44

Total Return[2,4]	44.17%[5]	(11.91)%	11.23%	5.60%	23.80%	7.50%

Ratio of net expenses to average net assets	1.08%[6,7]	1.07%[7]	1.09%[7]	1.10%[7]	1.10%[7]	1.09%

Ratio of gross expenses to average net assets[8]	1.09%[6]	1.09%	1.10%	1.11%	1.11%	1.09%

Ratio of net investment income (loss) to average net assets[2]	(0.13)%[6]	0.07%	(0.06)%	(0.09)%	(0.11)%	(0.06)%

Portfolio turnover	25%[5]	42%	47%[9]	41%	42%	57%

Net assets end of period (000’s) omitted	$809,868	$487,637	$374,344	$330,245	$279,574	$246,753

AMG River Road Small Cap Value Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the six months ended April 30, 2021 (unaudited)	For the fiscal years ended October 31,			For the fiscal period ended October 31,
Class Z		2020	2019	2018	2017[11]

Net Asset Value, Beginning of Period	$11.05	$13.30	$13.51	$14.68	$14.68

Income (loss) from Investment Operations:

Net investment income (loss)[1,2]	(0.00)[3,10]	0.02	0.00 [12]	0.00 [12]	(0.01)

Net realized and unrealized gain (loss) on investments	4.89	(1.46)	1.20	0.79	0.01

Total income (loss) from investment operations	4.89	(1.44)	1.20	0.79	–

Less Distributions to Shareholders from:

Net investment income	(0.01)	(0.02)	(0.02)	(0.02)	–

Net realized gain on investments	–	(0.79)	(1.39)	(1.94)	–

Total distributions to shareholders	(0.01)	(0.81)	(1.41)	(1.96)	–

Net Asset Value, End of Period	$15.93	$11.05	$13.30	$13.51	$14.68

Total Return[2,4]	44.26%[5]	(11.78)%	11.29%	5.71%	0.00%[5]

Ratio of net expenses to average net assets	0.99%[6,7]	0.99%[7]	1.01%[7]	1.00%[7]	1.03%[6,7]

Ratio of gross expenses to average net assets[8]	1.00%[6]	1.01%	1.02%	1.01%	1.03%[6]

Ratio of net investment income (loss) to average net assets[2]	(0.04)%[6]	0.16%	0.02%	0.01%	(0.58)%[6]

Portfolio turnover	25%[5]	42%	47%[9]	41%	42%[5]

Net assets end of period (000’s) omitted	$1,493	$1,025	$186	$163	$154

[1]	Per share numbers have been calculated using average shares.

[2]	Total returns and net investment income (loss) would have been lower had certain expenses not been offset.

[3]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $(0.03), $(0.02), and $(0.01) for Class N, Class I and Class Z, respectively.

[4]	The total return is calculated using the published Net Asset Value as of period end.

[5]	Not annualized.

[6]	Annualized.

[7]

Includes reduction from broker recapture amounting to 0.01% for the six months ended April 30, 2021, and 0.02%, 0.01%, 0.01% and 0.01% for the fiscal years ended 2020, 2019, 2018, and 2017, respectively.

[8]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

[9]	Portfolio turnover rate excludes securities delivered from processing a redemption in-kind.

[10]	Less than $(0.005) per share.

[11]	The commencement of operations was October 2, 2017.

[12]	Less than $0.005 per share.

AMG River Road Dividend All Cap Value Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the six months ended April 30, 2021 (unaudited)	For the fiscal years ended October 31,
Class N		2020	2019	2018	2017	2016

Net Asset Value, Beginning of Period	$10.02	$12.34	$12.29	$12.87	$12.18	$12.67

Income (loss) from Investment Operations:

Net investment income[1,2]	0.07	0.25	0.27	0.22	0.22	0.24

Net realized and unrealized gain (loss) on investments	3.01	(1.49)	0.80	0.06	1.54	0.65

Total income (loss) from investment operations	3.08	(1.24)	1.07	0.28	1.76	0.89

Less Distributions to Shareholders from:

Net investment income	(0.12)	(0.34)	(0.30)	(0.28)	(0.21)	(0.22)

Net realized gain on investments	–	(0.74)	(0.72)	(0.58)	(0.86)	(1.16)

Total distributions to shareholders	(0.12)	(1.08)	(1.02)	(0.86)	(1.07)	(1.38)

Net Asset Value, End of Period	$12.98	$10.02	$12.34	$12.29	$12.87	$12.18

Total Return[2,3]	30.80%[4]	(10.96)%	10.11%	2.06%	14.79%	7.88%

Ratio of net expenses to average net assets	1.09%[5,6]	1.13%[6]	1.11%[6]	1.10%[6]	1.11%[6]	1.10%

Ratio of gross expenses to average net assets[7]	1.11%[5]	1.13%	1.12%	1.11%	1.12%	1.10%

Ratio of net investment income to average net assets[2]	1.26%[5]	2.38%	2.32%	1.78%	1.75%	2.00%

Portfolio turnover	9%[4]	35%	29%	27%	28%	47%

Net assets end of period (000’s) omitted	$45,569	$41,358	$79,811	$100,420	$136,534	$295,797

AMG River Road Dividend All Cap Value Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the six months ended April 30, 2021 (unaudited)	For the fiscal years ended October 31,
Class I		2020	2019	2018	2017	2016

Net Asset Value, Beginning of Period	$10.01	$12.33	$12.29	$12.86	$12.17	$12.66

Income (loss) from Investment Operations:

Net investment income[1,2]	0.09	0.28	0.31	0.26	0.24	0.28

Net realized and unrealized gain (loss) on investments	3.00	(1.49)	0.78	0.06	1.55	0.64

Total income (loss) from investment operations	3.09	(1.21)	1.09	0.32	1.79	0.92

Less Distributions to Shareholders from:

Net investment income	(0.13)	(0.37)	(0.33)	(0.31)	(0.24)	(0.25)

Net realized gain on investments	—	(0.74)	(0.72)	(0.58)	(0.86)	(1.16)

Total distributions to shareholders	(0.13)	(1.11)	(1.05)	(0.89)	(1.10)	(1.41)

Net Asset Value, End of Period	$12.97	$10.01	$12.33	$12.29	$12.86	$12.17

Total Return[2,3]	30.98%[4]	(10.69)%	10.32%	2.38%	15.07%	8.15%

Ratio of net expenses to average net assets	0.83%[5,6]	0.86%[6]	0.84%[6]	0.84%[6]	0.86%[6]	0.85%

Ratio of gross expenses to average net assets[7]	0.85%[5]	0.86%	0.85%	0.85%	0.87%	0.85%

Ratio of net investment income to average net assets[2]	1.52%[5]	2.65%	2.59%	2.04%	1.93%	2.30%

Portfolio turnover	9%[4]	35%	29%	27%	28%	47%

Net assets end of period (000’s) omitted	$493,180	$408,844	$533,106	$743,984	$788,023	$555,064

AMG River Road Dividend All Cap Value Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the six months ended April 30, 2021 (unaudited)	For the fiscal year ended October 31,			For the fiscal period ended October 31,
Class Z		2020	2019	2018	2017[8]

Net Asset Value, Beginning of Period	$10.01	$12.33	$12.29	$12.86	$12.80

Income (loss) from Investment Operations:

Net investment income[1,2]	0.09	0.27	0.32	0.26	0.01

Net realized and unrealized gain (loss) on investments	3.00	(1.47)	0.77	0.06	0.07

Total income (loss) from investment operations	3.09	(1.20)	1.09	0.32	0.08

Less Distributions to Shareholders from:

Net investment income	(0.13)	(0.38)	(0.33)	(0.31)	(0.02)

Net realized gain on investments	—	(0.74)	(0.72)	(0.58)	–

Total distributions to shareholders	(0.13)	(1.12)	(1.05)	(0.89)	(0.02)

Net Asset Value, End of Period	$12.97	$10.01	$12.33	$12.29	$12.86

Total Return[2,3]	31.01%[4]	(10.65)%	10.37%	2.42%	0.59%[4]

Ratio of net expenses to average net assets[6]	0.79%[5]	0.81%	0.79%	0.78%	0.78%[5]

Ratio of gross expenses to average net assets[7]	0.81%[5]	0.81%	0.80%	0.79%	0.79%[5]

Ratio of net investment income to average net assets[2]	1.56%[5]	2.69%	2.64%	2.10%	0.79%[5]

Portfolio turnover	9%[4]	35%	29%	27%	28%[4]

Net assets end of period (000’s) omitted	$2,537	$1,901	$63	$619	$257

[1]	Per share numbers have been calculated using average shares.

[2]	Total returns and net investment income (loss) would have been lower had certain expenses not been offset.

[3]	The total return is calculated using the published Net Asset Value as of period end.

[4]	Not annualized.

[5]	Annualized.

[6]

Includes reduction from broker recapture amounting to less than $0.01 for the six months ended April 30, 2021, less than 0.01%, 0.01%, less than 0.01%, and less than 0.01% for the fiscal years ended 2020, 2019, 2018, and 2017, respectively.

[7]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

[8]	The commencement of operations was on October 2, 2017.

AMG River Road Small-Mid Cap Value Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the six months ended April 30, 2021 (unaudited)	For the fiscal years ended October 31,
Class N		2020	2019	2018	2017	2016

Net Asset Value, Beginning of Period	$6.80	$7.84	$7.62	$8.23	$7.04	$7.63

Income (loss) from Investment Operations:

Net investment loss[1,2]	(0.01)	(0.01)[3]	(0.02)	(0.03)	(0.03)	(0.04)

Net realized and unrealized gain (loss) on investments	3.07	(0.88)	0.78	0.57	1.81	0.56

Total income (loss) from investment operations	3.06	(0.89)	0.76	0.54	1.78	0.52

Less Distributions to Shareholders from:

Net investment income	–	(0.01)	–	(0.02)	(0.01)	–

Net realized gain on investments	–	(0.14)	(0.54)	(1.13)	(0.58)	(1.11)

Total distributions to shareholders	–	(0.15)	(0.54)	(1.15)	(0.59)	(1.11)

Net Asset Value, End of Period	$9.86	$6.80	$7.84	$7.62	$8.23	$7.04

Total Return[2,4]	45.00%[5]	(11.65)%	11.82%	7.09%	26.18%	8.55%

Ratio of net expenses to average net assets	1.28%[6,7]	1.31%[7]	1.31%[7]	1.32%[7]	1.35%[7]	1.50%

Ratio of gross expenses to average net assets[8]	1.29%[6]	1.33%	1.37%	1.36%	1.46%	1.62%

Ratio of net investment loss to average net assets[2]	(0.21)%[6]	(0.16)%	(0.27)%	(0.35)%	(0.33)%	(0.52)%

Portfolio turnover	31%[5]	47%	38%	46%	57%	65%

Net assets end of period (000’s) omitted	$25,342	$21,618	$24,669	$17,840	$7,810	$4,942

AMG River Road Small-Mid Cap Value Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the six months ended April 30, 2021 (unaudited)	For the fiscal years ended October 31,
Class I		2020	2019	2018	2017	2016

Net Asset Value, Beginning of Period	$6.98	$8.04	$7.78	$8.38	$7.16	$7.76

Income (loss) from Investment Operations:

Net investment income (loss)[1,2]	0.00 [9]	0.01 [3]	(0.00)[10]	(0.01)	0.00 [9]	(0.02)

Net realized and unrealized gain (loss) on investments	3.16	(0.91)	0.80	0.57	1.84	0.55

Total income (loss) from investment operations	3.16	(0.90)	0.80	0.56	1.84	0.53

Less Distributions to Shareholders from:

Net investment income	(0.00)[10]	(0.02)	–	(0.03)	(0.03)	(0.02)

Net realized gain on investments	–	(0.14)	(0.54)	(1.13)	(0.59)	(1.11)

Total distributions to shareholders	(0.00)[10]	(0.16)	(0.54)	(1.16)	(0.62)	(1.13)

Net Asset Value, End of Period	$10.14	$6.98	$8.04	$7.78	$8.38	$7.16

Total Return[2,4]	45.28%[5]	(11.47)%	12.12%	7.32%	26.63%	8.64%

Ratio of net expenses to average net assets	1.03%[6,7]	1.05%[7]	1.06%[7]	1.08%[7]	1.10%[7]	1.25%

Ratio of gross expenses to average net assets[8]	1.04%[6]	1.07%	1.12%	1.12%	1.21%	1.38%

Ratio of net investment income (loss) to average net assets[2]	0.02%[6]	0.09%	(0.02)%	(0.11)%	(0.06)%	(0.24)%

Portfolio turnover	31%[5]	47%	38%	46%	57%	65%

Net assets end of period (000’s) omitted	$236,107	$156,350	$145,620	$51,400	$36,547	$34,913

AMG River Road Small-Mid Cap Value Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the six months ended April 30, 2021 (unaudited)	For the fiscal year ended October 31,			For the fiscal period ended October 31,
Class Z		2020	2019	2018	2017[11]

Net Asset Value, Beginning of Period	$6.98	$8.04	$7.77	$8.37	$8.48

Income (loss) from Investment Operations:

Net investment income (loss)[1,2]	0.00 [9]	0.01 [3]	0.00 [9]	(0.01)	(0.01)

Net realized and unrealized gain (loss) on investments	3.15	(0.91)	0.81	0.58	(0.10)

Total income (loss) from investment operations	3.15	(0.90)	0.81	0.57	(0.11)

Less Distributions to Shareholders from:

Net investment income	(0.00)[10]	(0.02)	—	(0.04)	—

Net realized gain on investments	—	(0.14)	(0.54)	(1.13)	—

Total distributions to shareholders	(0.00)[10]	(0.16)	(0.54)	(1.17)	—

Net Asset Value, End of Period	$10.13	$6.98	$8.04	$7.77	$8.37

Total Return[2,4]	45.20%[5]	(11.43)%	12.26%	7.37%	(1.30)%[5]

Ratio of net expenses to average net assets	0.97%[6,7]	1.00%[7]	1.01%[7]	1.03%[7]	1.04%[6,7]

Ratio of gross expenses to average net assets[8]	0.98%[6]	1.02%	1.07%	1.07%	1.48%[6]

Ratio of net investment income (loss) to average net assets[2]	0.08%[6]	0.14%	0.03%	(0.06)%	(0.71)%[6]

Portfolio turnover	31%[5]	47%	38%	46%	57%[5]

Net assets end of period (000’s) omitted	$783	$553	$183	$136	$49

[1]	Per share numbers have been calculated using average shares.

[2]	Total returns and net investment income (loss) would have been lower had certain expenses not been offset.

[3]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $(0.02), $(0.00), and $0.00 for Class N, Class I, and Class Z shares, respectively.

[4]	The total return is calculated using the published Net Asset Value as of period end.

[5]	Not annualized.

[6]	Annualized.

[7]

Includes reduction from broker recapture amounting to 0.01% for the six months ended April 30, 2021, 0.02%, 0.03%, 0.01% and 0.01% for the fiscal years ended 2020, 2019, 2018 and the fiscal period ended 2017, respectively.

[8]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

[9]	Less than $0.005 per share.

[10]	Less than $(0.005) per share.

[11]	The commencement of operations was October 2, 2017.

AMG River Road Long-Short Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the six months ended April 30, 2021 (unaudited)	For the fiscal years ended October 31,
Class N		2020	2019	2018	2017	2016

Net Asset Value, Beginning of Period	$11.40	$13.06	$12.19	$12.33	$11.04	$11.48

Income (loss) from Investment Operations:

Net investment loss[1,2]	(0.08)	(0.16)	(0.05)	(0.03)[3]	(0.25)	(0.19)

Net realized and unrealized gain (loss) on investments	2.42	(0.42)	1.63	(0.11)	1.54	0.13

Total income (loss) from investment operations	2.34	(0.58)	1.58	(0.14)	1.29	(0.06)

Less Distributions to Shareholders from:

Net realized gain on investments	–	(1.08)	(0.71)	–	–	(0.38)

Net Asset Value, End of Period	$13.74	$11.40	$13.06	$12.19	$12.33	$11.04

Total Return[2,4]	20.53%[5]	(5.17)%	13.98%	(1.14)%	11.69%	(0.52)%

Ratio of net expenses to average net assets[6]	2.38%[7,8]	2.71%[8]	2.41%[8]	3.12%[8]	3.60%[8]	3.46%

Ratio of gross expenses to average net assets[9]	2.80%[7]	3.23%	2.83%	3.41%	3.75%	3.62%

Ratio of net investment loss to average net assets[2]	(1.22)%[7]	(1.35)%	(0.43)%	(0.25)%	(2.23)%	(1.75)%

Portfolio turnover	97%[5]	257%	264%	189%	186%	298%

Net assets end of period (000’s) omitted	$1,686	$1,584	$2,654	$3,749	$5,508	$8,713

AMG River Road Long-Short Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the six months ended April 30, 2021 (unaudited)	For the fiscal years ended October 31,
Class I		2020	2019	2018	2017	2016

Net Asset Value, Beginning of Period	$11.65	$13.30	$12.37	$12.48	$11.15	$11.56

Income (loss) from Investment Operations:

Net investment loss[1,2]	(0.06)	(0.14)	(0.02)	0.00 [3,10]	(0.24)	(0.18)

Net realized and unrealized gain (loss) on investments	2.48	(0.43)	1.66	(0.11)	1.57	0.15

Total income (loss) from investment operations	2.42	(0.57)	1.64	(0.11)	1.33	(0.03)

Less Distributions to Shareholders from:

Net realized gain on investments	–	(1.08)	(0.71)	–	–	(0.38)

Net Asset Value, End of Period	$14.07	$11.65	$13.30	$12.37	$12.48	$11.15

Total Return[2,4]	20.77%[5]	(4.98)%	14.28%	(0.88)%	11.93%	(0.24)%

Ratio of net expenses to average net assets[6]	2.13%[7,8]	2.46%[8]	2.16%[8]	2.87%[8]	3.35%[8]	3.24%

Ratio of gross expenses to average net assets[9]	2.55%[7]	2.98%	2.58%	3.16%	3.50%	3.39%

Ratio of net investment loss to average net assets[2]	(0.97)%[7]	(1.10)%	(0.18)%	0.00%[11]	(1.98)%	(1.67)%

Portfolio turnover	97%[5]	257%	264%	189%	186%	298%

Net assets end of period (000’s) omitted	$16,012	$14,041	$22,856	$24,925	$29,030	$37,549

AMG River Road Long-Short Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the six months ended April 30, 2021 (unaudited)	For the fiscal year ended October 31,			For the fiscal period ended October 31,
Class Z		2020	2019	2018	2017[12]

Net Asset Value, Beginning of Period	$11.69	$13.32	$12.38	$12.49	$12.53

Income (loss) from Investment Operations:

Net investment income (loss)[1,2]	(0.06)	(0.12)	(0.01)	0.01 [3]	(0.02)

Net realized and unrealized gain (loss) on investments	2.49	(0.43)	1.66	(0.12)	(0.02)

Total income (loss) from investment operations	2.43	(0.55)	1.65	(0.11)	(0.04)

Less Distributions to Shareholders from:

Net realized gain on investments	–	(1.08)	(0.71)	–	–

Net Asset Value, End of Period	$14.12	$11.69	$13.32	$12.38	$12.49

Total Return[2,4]	20.79%[5]	(4.82)%	14.35%	(0.88)%	(0.32)%[5]

Ratio of net expenses to average net assets[6]	2.05%[7,8]	2.38%[8]	2.08%[8]	2.79%[8]	3.38%[7,8]

Ratio of gross expenses to average net assets[9]	2.47%[7]	2.90%	2.50%	3.08%	3.38%[7]

Ratio of net investment income (loss) to average net assets[2]	(0.89)%[7]	(1.02)%	(0.10)%	0.09%	(2.74)%[7]

Portfolio turnover	97%[5]	257%	264%	189%	186%[5]

Net assets end of period (000’s) omitted	$732	$660	$84	$73	$25

[1]	Per share numbers have been calculated using average shares.

[2]	Total returns and net investment income (loss) would have been lower had certain expenses not been offset.

[3]	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.17), $(0.14), and $(0.13) for Class N, Class I and Class Z shares, respectively.

[4]	The total return is calculated using the published Net Asset Value as of period end.

[5]	Not annualized.

[6]

Expense ratio includes dividend and interest expense related to securities sold short. Excluding such dividend and interest expense, the ratio of expenses to average net assets would be 1.43%, 1.18%, and 1.10% for Class N, Class I and Class Z, respectively, for the six months ended April 30, 2021, 1.34%, 1.09% and 1.01% for Class N, Class I and Class Z, respectively, for the fiscal year ended October 31, 2020, 1.44%, 1.19% and 1.11% for Class N, Class I and Class Z, respectively, for the fiscal year ended October 31, 2019, 1.45%, 1.20% and 1.12% for Class N, Class I and Class Z, respectively, for the fiscal year ended October 31, 2018, 1.48% and 1.23% for Class N and Class I, respectively, for the fiscal year ended October 31, 2017, 1.12% for Class Z for the fiscal period ended 2017, and 1.70% and 1.45% for Class N and Class I, respectively, for the fiscal year ended 2016.

[7]	Annualized.

[8]

Includes reduction from brokerage recapture amounting to 0.02% for the six months ended April 30, 2021, 0.11%, 0.01% and 0.02% for the fiscal years ended 2020, 2019, 2018, respectively, and 0.02%, 0.02%, and less than 0.01% for Class N, Class I, and Class Z, respectively, for the fiscal period ended 2017.

[9]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

[10]	Less than $0.005 per share.

[11]	Less than 0.005%.

[12]	Commencement of operations was on October 2, 2017.

AMG River Road Focused Absolute Value Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the six months ended April 30, 2021 (unaudited)	For the fiscal years ended October 31,				For the fiscal period ended October 31,
Class N		2020	2019	2018	2017	2016[1]

Net Asset Value, Beginning of Period	$11.05	$12.65	$11.91	$11.87	$10.85	$10.00

Income (loss) from Investment Operations:

Net investment income (loss)[2,3]	0.02 [4]	0.04 [5]	0.04	0.05	(0.01)	0.04

Net realized and unrealized gain (loss) on investments	3.68	(1.39)	1.45	0.93	1.85	0.81

Total income (loss) from investment operations	3.70	(1.35)	1.49	0.98	1.84	0.85

Less Distributions to Shareholders from:

Net investment income	—	(0.02)	(0.05)	(0.07)	(0.09)	—

Net realized gain on investments	—	(0.23)	(0.70)	(0.87)	(0.73)	—

Total distributions to shareholders	—	(0.25)	(0.75)	(0.94)	(0.82)	—

Net Asset Value, End of Period	$14.75	$11.05	$12.65	$11.91	$11.87	$10.85

Total Return[3,6]	33.49%[7]	(11.03)%	14.29%	8.69%	17.42%	8.50%[7]

Ratio of net expenses to average net assets	1.06%[8,9]	1.03%[9]	0.98%[9]	0.99%[9]	0.97%[9]	1.12%[8]

Ratio of gross expenses to average net assets[10]	1.12%[8]	1.15%	1.21%	1.32%	1.50%	3.15%[8]

Ratio of net investment income (loss) to average net assets[3]	0.24%[8]	0.34%	0.34%	0.43%	(0.09)%	0.39%[8]

Portfolio turnover	50%[7]	103%	59%	88%	112%	146%[7,11]

Net assets end of period (000’s) omitted	$4,593	$12,466	$15,284	$9,184	$7,448	$489

AMG River Road Focused Absolute Value Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the six months ended April 30, 2021 (unaudited)	For the fiscal years ended October 31,				For the fiscal period ended October 31,
Class I		2020	2019	2018	2017	2016[1]

Net Asset Value, Beginning of Period	$11.12	$12.72	$11.98	$11.92	$10.88	$10.00

Income (loss) from Investment Operations:

Net investment income[2,3]	0.03 [4]	0.07 [5]	0.07	0.08	0.06	0.08

Net realized and unrealized gain (loss) on investments	3.70	(1.40)	1.46	0.93	1.81	0.80

Total income (loss) from investment operations	3.73	(1.33)	1.53	1.01	1.87	0.88

Less Distributions to Shareholders from:

Net investment income	(0.08)	(0.04)	(0.09)	(0.08)	(0.10)	—

Net realized gain on investments	—	(0.23)	(0.70)	(0.87)	(0.73)	—

Total distributions to shareholders	(0.08)	(0.27)	(0.79)	(0.95)	(0.83)	—

Net Asset Value, End of Period	$14.77	$11.12	$12.72	$11.98	$11.92	$10.88

Total Return[3,6]	33.61%[7]	(10.81)%	14.55%	8.91%	17.72%	8.80%[7]

Ratio of net expenses to average net assets	0.82%[8,9]	0.78%[9]	0.73%[9]	0.74%[9]	0.73%[9]	0.75%[8]

Ratio of gross expenses to average net assets[10]	0.88%[8]	0.90%	0.96%	1.07%	1.20%	2.90%[8]

Ratio of net investment income to average net assets[3]	0.48%[8]	0.59%	0.59%	0.68%	0.50%	0.81%[8]

Portfolio turnover	50%[7]	103%	59%	88%	112%	146%[7,11]

Net assets end of period (000’s) omitted	$198,102	$130,758	$130,928	$20,928	$17,106	$11,312

AMG River Road Focused Absolute Value Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the six months ended April 30, 2021 (unaudited)	For the fiscal year ended October 31,			For the fiscal period ended October 31,
Class Z		2020	2019	2018	2017[12]

Net Asset Value, Beginning of Period	$11.12	$12.73	$11.98	$11.92	$12.18

Income (loss) from Investment Operations:

Net investment income (loss)[2,3]	0.03 [4]	0.07 [5]	0.07	0.08	(0.01)

Net realized and unrealized gain (loss) on investments	3.71	(1.41)	1.47	0.93	(0.25)

Total income (loss) from investment operations	3.74	(1.34)	1.54	1.01	(0.26)

Less Distributions to Shareholders from:

Net investment income	(0.08)	(0.04)	(0.09)	(0.08)	—

Net realized gain on investments	—	(0.23)	(0.70)	(0.87)	—

Total distributions to shareholders	(0.08)	(0.27)	(0.79)	(0.95)	—

Net Asset Value, End of Period	$14.78	$11.12	$12.73	$11.98	$11.92

Total Return[3,6]	33.74%[7]	(10.86)%	14.69%	8.96%	(2.13)%[7]

Ratio of net expenses to average net assets	0.78%[8,9]	0.74%[9]	0.69%[9]	0.70%[9]	0.70%[8,9]

Ratio of gross expenses to average net assets[10]	0.84%[8]	0.86%	0.92%	1.03%	1.32%[8]

Ratio of net investment income (loss) to average net assets[3]	0.52%[8]	0.63%	0.63%	0.72%	(0.59)%[8]

Portfolio turnover	50%[7]	103%	59%	88%	112%[7]

Net assets end of period (000’s) omitted	$3,452	$2,462	$157	$66	$61

[1]	The commencement of operations for Class N and Class I shares was November 3, 2015.

[2]	Per share numbers have been calculated using average shares.

[3]	Total returns and net investment income (loss) would have been lower had certain expenses not been offset.

[4]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $(0.00), $0.02, and $0.02 for Class N, Class I, and Class Z shares, respectively.

[5]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.02, $0.05, and $0.05 for Class N, Class I, and Class Z shares, respectively.

[6]	The total return is calculated using the published Net Asset Value as of period end.

[7]	Not annualized.

[8]	Annualized.

[9]

Includes reduction from broker recapture amounting to less than 0.01% for the six months ended April 30, 2021, 0.01% for the fiscal year ended October 31, 2020, 0.02% for the fiscal year ended October 31, 2019, 0.01% for the fiscal year ended October 31, 2018, and 0.03%, 0.02%, and less than 0.01% for Class N, Class I and Class Z, respectively, for the fiscal period ended October 31, 2017.

[10]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

[11]	Portfolio turnover rate excludes securities received from processing a subscription in-kind.

[12]	The commencement of operations for Class Z shares was October 2, 2017.

AMG Beutel Goodman Core Plus Bond Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the six months ended April 30, 2021 (unaudited)	For the fiscal years ended October 31,
Class N		2020	2019	2018	2017	2016

Net Asset Value, Beginning of Period	$10.76	$10.74	$10.23	$10.68	$10.77	$10.60

Income (loss) from Investment Operations:

Net investment income[1,2]	0.12	0.27	0.34	0.29	0.27	0.31

Net realized and unrealized gain (loss) on investments	(0.01)	0.05	0.53	(0.43)	0.01	0.17

Total income (loss) from investment operations	0.11	0.32	0.87	(0.14)	0.28	0.48

Less Distributions to Shareholders from:

Net investment income	(0.16)	(0.30)	(0.36)	(0.31)	(0.30)	(0.31)

Net realized gain on investments	—	—	—	—	(0.02)	—

Paid in capital	—	—	—	—	(0.05)	—

Total distributions to shareholders	(0.16)	(0.30)	(0.36)	(0.31)	(0.37)	(0.31)

Net Asset Value, End of Period	$10.71	$10.76	$10.74	$10.23	$10.68	$10.77

Total Return[2,3]	0.99%[4]	3.01%	8.67%	(1.33)%	2.68%	4.62%

Ratio of net expenses to average net assets	0.94%[5]	0.94%	0.94%	0.94%	0.94%	0.94%

Ratio of gross expenses to average net assets[6]	1.00%[5]	1.01%	1.02%	1.01%	1.02%	1.02%

Ratio of net investment income to average net assets[2]	2.26%[5]	2.54%	3.24%	2.80%	2.58%	2.84%

Portfolio turnover	106%[4]	96%	47%	69%	106%	78%

Net assets end of period (000’s) omitted	$45,863	$56,175	$82,856	$102,138	$169,646	$308,703

AMG Beutel Goodman Core Plus Bond Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the six months ended April 30, 2021 (unaudited)	For the fiscal years ended October 31,
Class I		2020	2019	2018	2017	2016

Net Asset Value, Beginning of Period	$10.75	$10.74	$10.23	$10.67	$10.76	$10.60

Income (loss) from Investment Operations:

Net investment income[1,2]	0.13	0.30	0.37	0.32	0.30	0.33

Net realized and unrealized gain (loss) on investments	(0.01)	0.03	0.53	(0.42)	0.01	0.17

Total income (loss) from investment operations	0.12	0.33	0.90	(0.10)	0.31	0.50

Less Distributions to Shareholders from:

Net investment income	(0.17)	(0.32)	(0.39)	(0.34)	(0.33)	(0.34)

Net realized gain on investments	—	—	—	—	(0.02)	—

Paid in capital	—	—	—	—	(0.05)	—

Total distributions to shareholders	(0.17)	(0.32)	(0.39)	(0.34)	(0.40)	(0.34)

Net Asset Value, End of Period	$10.70	$10.75	$10.74	$10.23	$10.67	$10.76

Total Return[2,3]	1.11%[4]	3.17%	8.94%	(0.98)%	2.95%	4.79%

Ratio of net expenses to average net assets	0.69%[5]	0.69%	0.69%	0.69%	0.68%	0.69%

Ratio of gross expenses to average net assets[6]	0.75%[5]	0.76%	0.77%	0.76%	0.76%	0.77%

Ratio of net investment income to average net assets[2]	2.51%[5]	2.79%	3.49%	3.05%	2.83%	3.11%

Portfolio turnover	106%[4]	96%	47%	69%	106%	78%

Net assets end of period (000’s) omitted	$317,970	$433,881	$585,358	$467,024	$507,600	$398,514

AMG Beutel Goodman Core Plus Bond Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the six months ended April 30, 2021 (unaudited)	For the fiscal years ended October 31,			For the fiscal period ended October 31,
Class Z		2020	2019	2018	2017[7]

Net Asset Value, Beginning of Period	$10.76	$10.74	$10.24	$10.68	$10.69

Income (loss) from Investment Operations:

Net investment income[1,2]	0.14	0.31	0.38	0.33	0.03

Net realized and unrealized gain (loss) on investments	(0.02)	0.04	0.52	(0.43)	(0.01)

Total income (loss) from investment operations	0.12	0.35	0.90	(0.10)	0.02

Less Distributions to Shareholders from:

Net investment income	(0.17)	(0.33)	(0.40)	(0.34)	(0.03)

Paid in capital	—	—	—	—	(0.00)[8]

Total distributions to shareholders	(0.17)	(0.33)	(0.40)	(0.34)	(0.03)

Net Asset Value, End of Period	$10.71	$10.76	$10.74	$10.24	$10.68

Total Return[2,3]	1.15%[4]	3.35%	8.91%	(0.91)%	0.17%[4]

Ratio of net expenses to average net assets	0.61%[5]	0.61%	0.61%	0.61%	0.60%[5]

Ratio of gross expenses to average net assets[6]	0.67%[5]	0.68%	0.69%	0.68%	0.63%[5]

Ratio of net investment income to average net assets[2]	2.59%[5]	2.87%	3.57%	3.13%	2.74%[5]

Portfolio turnover	106%[4]	96%	47%	69%	106%[4]

Net assets end of period (000’s) omitted	$11,152	$10,684	$2,473	$1,955	$1,597

[1]	Per share numbers have been calculated using average shares.

[2]	Total returns and net investment income would have been lower had certain expenses not been offset.

[3]	The total return is calculated using the published Net Asset Value as of period end.

[4]	Not annualized.

[5]	Annualized.

[6]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

[7]	The commencement of operations was October 2, 2017.

[8]	Less than $(0.005) per share.

AMG Beutel Goodman International Equity Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the six months ended April 30, 2021 (unaudited)	For the fiscal years ended October 31,
Class N		2020	2019	2018	2017	2016

Net Asset Value, Beginning of Period	$8.23	$9.56	$9.90	$11.60	$9.61	$9.56

Income (loss) from Investment Operations:

Net investment income[1,2]	0.04	0.07 [3]	0.07	0.12	0.04	0.13

Net realized and unrealized gain (loss) on investments	2.98	(1.17)	0.56	(1.31)	2.22	0.00 [4]

Total income (loss) from investment operations	3.02	(1.10)	0.63	(1.19)	2.26	0.13

Less Distributions to Shareholders from:

Net investment income	—	(0.23)	(0.20)	(0.18)	(0.07)	(0.02)

Net realized gain on investments	—	—	(0.77)	(0.33)	(0.20)	(0.06)

Total distributions to shareholders	—	(0.23)	(0.97)	(0.51)	(0.27)	(0.08)

Net Asset Value, End of Period	$11.25	$8.23	$9.56	$9.90	$11.60	$9.61

Total Return[2,5]	36.70%[6]	(11.83)%	8.34%	(10.80)%	24.30%	1.42%[7]

Ratio of net expenses to average net assets	1.29%[8]	1.31%	1.32%	1.27%	1.30%	1.40%

Ratio of gross expenses to average net assets[9]	1.35%[8]	1.35%	1.32%	1.28%	1.31%	1.41%

Ratio of net investment income to average net assets[2]	0.70%[8]	0.77%	0.78%	1.10%	0.38%	1.88%

Portfolio turnover	105%[6]	43%	28%	51%	34%	38%

Net assets end of period (000’s) omitted	$7,250	$6,792	$87,998	$82,839	$4,006	$131

AMG Beutel Goodman International Equity Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the six months ended April 30, 2021 (unaudited)	For the fiscal years ended October 31,
Class I		2020	2019	2018	2017	2016

Net Asset Value, Beginning of Period	$8.28	$9.62	$9.93	$11.59	$9.65	$9.60

Income (loss) from Investment Operations:

Net investment income[1,2]	0.05	0.09 [3]	0.09	0.16	0.13	0.15

Net realized and unrealized gain (loss) on investments	3.00	(1.16)	0.57	(1.32)	2.16	0.00 [4]

Total income (loss) from investment operations	3.05	(1.07)	0.66	(1.16)	2.29	0.15

Less Distributions to Shareholders from:

Net investment income	(0.05)	(0.27)	(0.20)	(0.17)	(0.14)	(0.04)

Net realized gain on investments	—	—	(0.77)	(0.33)	(0.21)	(0.06)

Total distributions to shareholders	(0.05)	(0.27)	(0.97)	(0.50)	(0.35)	(0.10)

Net Asset Value, End of Period	$11.28	$8.28	$9.62	$9.93	$11.59	$9.65

Total Return[2,5]	37.04%[6]	(11.63)%	8.65%	(10.57)%	24.55%	1.67%[10]

Ratio of net expenses to average net assets	0.99%[8]	1.02%	1.07%	1.00%	1.06%	1.15%

Ratio of gross expenses to average net assets[9]	1.05%[8]	1.06%	1.07%	1.01%	1.07%	1.15%

Ratio of net investment income to average net assets[2]	1.00%[8]	1.06%	1.03%	1.38%	1.28%	2.13%

Portfolio turnover	105%[6]	43%	28%	51%	34%	38%

Net assets end of period (000’s) omitted	$79,909	$166,994	$158,317	$208,184	$2,019,217	$1,336,050

AMG Beutel Goodman International Equity Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the six months ended April 30, 2021 (unaudited)	For the fiscal year ended October 31,			For the fiscal period ended October 31,
Class Z		2020	2019	2018	2017[11]

Net Asset Value, Beginning of Period	$8.26	$9.60	$9.91	$11.59	$11.40

Income (loss) from Investment Operations:

Net investment income[1,2]	0.06	0.10 [3]	0.10	0.16	0.00 [4]

Net realized and unrealized gain (loss) on investments	2.99	(1.16)	0.57	(1.31)	0.19

Total income (loss) from investment operations	3.05	(1.06)	0.67	(1.15)	0.19

Less Distributions to Shareholders from:

Net investment income	(0.06)	(0.28)	(0.21)	(0.20)	—

Net realized gain on investments	—	—	(0.77)	(0.33)	—

Total distributions to shareholders	(0.06)	(0.28)	(0.98)	(0.53)	—

Net Asset Value, End of Period	$11.25	$8.26	$9.60	$9.91	$11.59

Total Return[2,5]	37.13%[6]	(11.56)%	8.84%	(10.52)%	1.67%[6]

Ratio of net expenses to average net assets	0.89%[8]	0.92%	0.96%	0.91%	0.94%[8]

Ratio of gross expenses to average net assets[9]	0.95%[8]	0.96%	0.96%	0.92%	0.95%[8]

Ratio of net investment income (loss) to average net assets[2]	1.10%[8]	1.16%	1.14%	1.46%	(0.36)%[8]

Portfolio turnover	105%[6]	43%	28%	51%	34%

Net assets end of period (000’s) omitted	$6,422	$11,692	$49,054	$1,289,369	$254

[1]	Per share numbers have been calculated using average shares.

[2]	Total returns and net investment income would have been lower had certain expenses not been offset.

[3]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.04, $0.06, and $0.07 for Class N, Class I, and Class Z shares, respectively.

[4]	Less than $0.005 per share.

[5]	The total return is calculated using the published Net Asset Value as of period end.

[6]	Not annualized.

[7]	The total return would have been 1.32% had the capital contribution not been included.

[8]	Annualized.

[9]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

[10]	The total return would have been 1.57% had the capital contribution not been included.

[11]	The commencement of operations for Class Z Shares was October 2, 2017.

AMG Montrusco Bolton Large Cap Growth Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the six months ended April 30, 2021 (unaudited)	For the fiscal years ended October 31,
Class N		2020	2019	2018	2017	2016

Net Asset Value, Beginning of Period	$21.50	$19.34	$20.52	$20.76	$19.56	$26.67

Income (loss) from Investment Operations:

Net investment income (loss)[1,2]	(0.04)	(0.06)	(0.02)	(0.01)	(0.02)	0.05

Net realized and unrealized gain (loss) on investments	4.52	3.92	2.74	1.71	3.20	(0.33)

Total income (loss) from investment operations	4.48	3.86	2.72	1.70	3.18	(0.28)

Less Distributions to Shareholders from:

Net investment income	—	—	—	—	(0.04)	(0.08)

Net realized gain on investments	(10.55)	(1.70)	(3.90)	(1.94)	(1.94)	(6.75)

Total distributions to shareholders	(10.55)	(1.70)	(3.90)	(1.94)	(1.98)	(6.83)

Net Asset Value, End of Period	$15.43	$21.50	$19.34	$20.52	$20.76	$19.56

Total Return[2,3]	26.25%[4]	21.36%	18.29%	8.58%	17.99%	(1.77)%

Ratio of net expenses to average net assets	1.14%[5,6]	1.16%[6]	1.16%[6]	1.15%[6]	1.15%[6]	1.12%

Ratio of gross expenses to average net assets[7]	1.14%[5]	1.16%	1.17%	1.16%	1.17%	1.12%

Ratio of net investment income (loss) to average net assets[2]	(0.44)%[5]	(0.30)%	(0.10)%	(0.03)%	(0.11)%	0.25%

Portfolio turnover	81%[4]	30%	20%	33%	42%	64%

Net assets end of period (000’s) omitted	$181,267	$166,051	$166,353	$179,434	$259,324	$519,008

AMG Montrusco Bolton Large Cap Growth Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the six months ended April 30, 2021 (unaudited)	For the fiscal years ended October 31,
Class I		2020	2019	2018	2017	2016

Net Asset Value, Beginning of Period	$21.69	$19.46	$20.62	$20.84	$19.70	$26.82

Income (loss) from Investment Operations:

Net investment income (loss)[1,2]	(0.03)	(0.03)	0.01	0.03	0.02	0.10

Net realized and unrealized gain (loss) on investments	4.58	3.96	2.76	1.71	3.20	(0.31)

Total income (loss) from investment operations	4.55	3.93	2.77	1.74	3.22	(0.21)

Less Distributions to Shareholders from:

Net investment income	—	—	(0.03)	(0.02)	(0.13)	(0.16)

Net realized gain on investments	(10.55)	(1.70)	(3.90)	(1.94)	(1.95)	(6.75)

Total distributions to shareholders	(10.55)	(1.70)	(3.93)	(1.96)	(2.08)	(6.91)

Net Asset Value, End of Period	$15.69	$21.69	$19.46	$20.62	$20.84	$19.70

Total Return[2,3]	26.33%[4]	21.60%	18.49%	8.75%	18.21%	(1.51)%

Ratio of net expenses to average net assets	0.98%[5,6]	0.99%[6]	0.98%[6]	0.96%[6]	0.92%[6]	0.87%

Ratio of gross expenses to average net assets[7]	0.98%[5]	0.99%	0.99%	0.97%	0.94%	0.87%

Ratio of net investment income (loss) to average net assets[2]	(0.28)%[5]	(0.13)%	0.08%	0.16%	0.12%	0.50%

Portfolio turnover	81%[4]	30%	20%	33%	42%	64%

Net assets end of period (000’s) omitted	$237,027	$309,638	$329,225	$416,208	$642,461	$820,318

[1]	Per share numbers have been calculated using average shares.

[2]	Total returns and net investment income (loss) would have been lower had certain expenses not been offset.

[3]	The total return is calculated using the published Net Asset Value as of period end.

[4]	Not annualized.

[5]	Annualized.

[6]

Includes reduction from broker recapture amounting to less than 0.01% for the six months ended April 30, 2021, 0.01%, less than 0.01% and 0.01% for the fiscal years ended 2020, 2019, 2018 and 2017, respectively.

[7]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

Notes to Financial Statements (unaudited) April 30, 2021

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AMG Funds I and AMG Funds IV (the “Trusts”) are open-end management investment companies. AMG Funds I is organized as a Massachusetts business trust, while AMG Funds IV is organized as a Delaware Statutory Trust, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trusts consist of a number of different funds, (each a “Fund” and collectively, the “Funds”), each having distinct investment management objectives, strategies, risks, and policies. Included in this report are:

  Funds

AMG River Road Mid Cap Value Fund (“River Road Mid Cap Value”) (formerly AMG Managers Fairpointe Mid Cap Fund)

AMG River Road Large Cap Value Select Fund (“River Road Large Cap Value Select”) (formerly AMG FQ Long-Short Fund)

AMG River Road Small Cap Value Fund (“River Road Small Cap Value”)

AMG River Road Dividend All Cap Value Fund (“River Road Dividend All Cap Value”)

AMG River Road Small-Mid Cap Value Fund (“River Road Small-Mid Cap Value”)

AMG River Road Long-Short Fund (“River Road Long-Short”)

AMG River Road Focused Absolute Value Fund (“River Road Focused Absolute Value”)

AMG Beutel Goodman Core Plus Bond Fund (“Beutel Goodman Core Plus Bond”) (formerly AMG Managers DoubleLine Core Plus Bond Fund)

AMG Beutel Goodman International Equity Fund (“Beutel Goodman International Equity”) (formerly AMG Managers Pictet International Fund)

AMG Montrusco Bolton Large Cap Growth Fund (“Montrusco Bolton Large Cap Growth”) (formerly AMG Managers Montag & Caldwell Growth Fund)

Each Fund is authorized to issue two classes of shares (Class N shares and Class I shares). River Road Mid Cap Value, River Road Small Cap Value, River Road Dividend All Cap Value, River Road Small-Mid Cap Value, River Road Long-Short, River Road Focused Absolute Value, Beutel Goodman Core Plus Bond and Beutel Goodman International Equity are authorized to issue Class Z shares. Each class represents an interest in the same assets of the respective Fund. Although all share classes generally have identical voting rights, each share class votes separately when required by law. Different share classes may have different net asset values per share to the extent the share classes pay different distribution amounts and/or the expenses of such share classes differ. Each share class has its own expense structure. Please refer to a current prospectus for additional information on each share class.

On March 17-18, 2021, the Board of Trustees of the Trusts (the “Board”) approved the following: River Road Asset Management, LLC (“River Road”), as the subadviser to River Road Mid Cap Value and River Road Large Cap Value Select, to replace Fairpointe Capital LLC and First Quadrant, L.P., respectively; Beutel, Goodman & Company Ltd.(“Beutel Goodman”) as the subadviser to Beutel Goodman Core Plus Bond and Beutel Goodman International Equity to replace DoubleLine Capital LP and Pictet Asset Management Limited, respectively; and Montrusco Bolton Investments, Inc. (“Montrusco Bolton”) as the subadviser to Montrusco Bolton Large Cap Growth to replace Montag & Caldwell, LLC. The replacement of the subadvisers were effective March 19, 2021, and were on an interim basis. The Board also approved the longer-term appointment of River Road, Beutel Goodman and Montrusco Bolton, new subadvisory agreements between River Road, Beutel

Goodman and Montrusco Bolton and the Investment Manager, and the submission of the new subadvisory agreements to shareholders of the respective Funds for approval. In connection with the hiring of River Road, Beutel Goodman, and Montrusco Bolton, effective March 19, 2021, River Road Mid Cap Value, River Road Large Cap Value Select, Beutel Goodman Core Plus Bond, Beutel Goodman International Equity and Montrusco Bolton Large Cap Growth made changes to their investment objectives, principal investment strategies and principal risks.

In conjunction with the respective changes in investment strategy for each Fund, each Fund sold substantially all open positions, including derivative positions, around the date of the subadviser change that increased each Fund’s portfolio turnover. Also, during the transitions of Beutel Goodman Core Plus Bond and Beutel Goodman International Equity, the Funds invested in futures contacts to manage exposure to security markets. River Road Mid Cap Value and Montrusco Bolton Large Cap growth also declared a special capital gain distribution on March 24, 2021 and River Road Large Cap Value Select declared a special income distribution on March 25, 2021.

In addition, on March 17-18, 2021, the Board approved the following fee changes to be implemented upon effectiveness of the new subadvisory agreements:

	Old Rate	New Rate

River Road Mid Cap Value:

Management Fee	0.65%[1]	0.56%

Expense Cap	0.82%	0.76%

Shareholder Service Fee - Class N	0.15%	0.10%

Shareholder Service Fee - Class I	0.15%	0.05%

River Road Large Cap Value Select:

Expense Cap	0.69%	0.60%

Shareholder Service Fee - Class I	0.10%	0.05%

Betuel Goodman Core Plus Bond:

Management Fee	0.45%	0.23%

Expense Cap	0.61%	0.43%

Shareholder Service Fee - Class N	0.15%	0.00%

Shareholder Service Fee - Class I	0.15%	0.05%

Betuel Goodman International Equity:

Management Fee	0.67%	0.54%

Expense Cap	0.89%	0.76%

Montrusco Bolton Large Cap Growth:

Management Fee	0.70%[2]	0.48%

Expense Cap	0.92%	0.68%

Shareholder Service Fee - Class I	0.15%	0.05%

1 0.70% on the first $100 million, 0.65% on next $300 million, 0.60% in excess of $400 million.

2 0.70% on the first $800 million, 0.50% on the next $5.2 billion, 0.45% on the next $6 billion, 0.40% in excess of $12 billion.

Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the Funds and thus Fund performance.

Notes to Financial Statements (continued)

Certain instruments held by a Fund may pay an interest rate based on the London Interbank Offered Rate (“LIBOR”), which is the offered rate for short-term loans between certain major international banks. LIBOR is expected to be phased out by the end of 2021. While the effect of the phase out cannot yet be determined, it may result in, among other things, increased volatility or illiquidity in markets for instruments based on LIBOR and changes in the value of some LIBOR-based investments or the effectiveness of new hedges placed against existing LIBOR-based investments. These effects could occur prior to the end of 2021. There also remains uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments. All of the aforementioned may adversely affect a Fund’s performance or net asset value.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including accounting and reporting guidance pursuant to Accounting Standards Codification Topic 946 applicable to investment companies. U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a. VALUATION OF INVESTMENTS

Equity securities, including securities sold short, traded on a national securities exchange or reported on the NASDAQ national market system (“NMS”) are valued at the last quoted sales price on the primary exchange or, if applicable, the NASDAQ official closing price or the official closing price of the relevant exchange or, lacking any sales, at the last quoted bid price or the mean between the last quoted bid and ask prices (the “mean price”). Equity securities and securities sold short traded in the over-the-counter market (other than NMS securities) are valued at the mean price. Foreign equity securities (securities principally traded in markets other than U.S. markets) are valued at the official closing price on the primary exchange or, for markets that either do not offer an official closing price or where the official closing price may not be representative of the overall market, the last quoted sale price.

Fixed income securities purchased with a remaining maturity exceeding 60 days are valued at the evaluated mean price provided by an authorized pricing service or, if an evaluated price is not available, by reference to other securities which are considered comparable in credit rating, interest rate, due date and other features (generally referred to as “matrix pricing”) or other similar pricing methodologies. Investments in certain mortgage-backed and stripped mortgage-backed securities, preferred stocks, convertible securities, derivatives and other debt securities not traded on an organized securities market are valued on the basis of valuations provided by dealers or by a pricing service which uses information with respect to transactions in such securities and various relationships between such securities and yield to maturity in determining value.

Fixed income securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, provided that the amortized cost value is approximately the same as the fair value of the security valued without the use of amortized cost. Investments in other open-end registered investment companies are valued at their end of day net asset value per share.

Futures contracts for which market quotations are readily available are valued at the settlement price as of the close of the futures exchange.

Total Return Equity Basket Swaps (“Equity Basket Swap”) may be valued using a price obtained from the counterparty of the Equity Basket Swap as long as the value obtained from the counterparty is reasonable to the total value of the underlying securities constituting the Equity Basket Swap if such underlying securities were priced in accordance with the Funds’ equity security valuation policies as discussed above.

The Funds’ portfolio investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third party pricing services approved by the Board. Under certain circumstances, the value of certain Fund portfolio investments may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board. The Valuation Committee, which is comprised of the Independent Trustees of the Board, and the Pricing Committee, which is comprised of representatives from AMG Funds LLC (the “Investment Manager”) are the committees appointed by the Board to make fair value determinations. Each Fund may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) in the event that the market quotation, price or market based valuation for the portfolio investment is not readily available or otherwise not determinable pursuant to the Board’s valuation procedures, if the Investment Manager or the Pricing Committee believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances. When determining the fair value of an investment, the Pricing Committee and, if required under the Trust’s securities valuation procedures, the Valuation Committee, seeks to determine the price that the Fund might reasonably expect to receive from current sale of that portfolio investment in an arms-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental and analytical data relating to the investment; and (iii) the value of other comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers.

The values assigned to fair value portfolio investments are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Board will be presented with a quarterly report showing as of the most recent quarter end, all outstanding securities fair valued by the Funds, including a comparison with the prior quarter end and the percentage of the Funds that the security represents at each quarter end.

With respect to foreign equity securities and certain foreign fixed income securities, the Board has adopted a policy that securities held in the Funds that can be fair valued by the applicable fair value pricing service are fair valued on each business day provided that each individual price exceeds a pre-established confidence level.

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market

Notes to Financial Statements (continued)

participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign currency exchange contracts, swaps, foreign securities utilizing international fair value pricing, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments.

b. SECURITY TRANSACTIONS

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. INVESTMENT INCOME AND EXPENSES

Dividend income is recorded on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, and if after the fact, as soon as the Funds become aware of the ex-dividend date, except for Korean securities where dividends are recorded on confirmation date. Dividends declared on short positions are recorded on ex-date as dividend expense. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Dividend and interest income on foreign securities is recorded gross of any withholding tax. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Upon notification from issuers, distributions received from a real estate investment trust (“REIT”) may be redesignated as a reduction of cost of investments and/or realized gain. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the funds in the Trust and other trusts or funds within the AMG Funds Family of Funds (collectively the “AMG Funds Family”) based upon their relative average net assets or number of shareholders. Investment income, realized and unrealized capital gains and losses, the common expenses of each Fund, and certain fund level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of each Fund.

The following Funds had certain portfolio trades directed to various brokers under a brokerage recapture program. Credits received from the brokerage recapture program are earned and paid on a monthly basis, and are recorded as expense offsets, which serve to reduce the Funds’ overall expense ratio. For the six months ended April 30, 2021, the impact on the expenses and expense ratios were as follows:

	Amount	Percentage Reduction

River Road Small Cap Value	$71,817	0.01%

River Road Dividend All Cap Value	8,251	0.00%[1]

River Road Small-Mid Cap Value	20,586	0.01%

River Road Long-Short	4,476	0.02%

River Road Focused Absolute Value	6,127	0.00%[1]

Montrusco Bolton Large Cap Growth	3,027	0.00%[1]

[1]	Less than 0.005%.

d. DIVIDENDS AND DISTRIBUTIONS

Fund distributions resulting from either net investment income or realized net capital gains, if any, will normally be declared and paid at least annually in December. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassification to paid-in capital. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Permanent differences are due to write off of net operating loss, tax equalization utilized, distributions received from investments in certain partnerships, distributions in excess of earnings, and adjustments related to the merger. Temporary differences are due to the deferral of qualified late year losses, wash sale loss deferrals, mark-to-market of passive foreign investment companies, non-deductible organizational expense, amortization of premium outstanding, distributions received from investments in certain partnerships, defaulted bonds, non-deductible interest expense, mark-to-market of open swaps, and capital loss carryforwards.

Notes to Financial Statements (continued)

At April 30, 2021, the aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The approximate cost of investments and the aggregate gross unrealized appreciation and depreciation for federal income tax purposes were as follows:

Fund	Cost	Appreciation	Depreciation	Net Appreciation

River Road Mid Cap Value	$420,479,214	$28,699,979	$(1,905,235)	$26,794,744

River Road Large Cap Value Select	39,720,151	2,551,235	(5,182)	2,546,053

River Road Small Cap Value	630,028,330	224,247,834	(4,660,568)	219,587,266

River Road Dividend All Cap Value	370,217,588	174,803,512	(4,168,155)	170,635,357

River Road Small-Mid Cap Value	205,901,474	60,231,596	(3,843,843)	56,387,753

River Road Long-Short	11,929,230	3,264,668	(343,261)	2,921,407

River Road Focused Absolute Value	164,365,309	43,334,836	(1,469,373)	41,865,463

Beutel Goodman Core Plus Bond	373,776,842	7,233,696	(3,586,753)	3,646,943

Beutel Goodman International Equity	86,426,180	6,105,400	(582,892)	5,522,508

Montrusco Bolton Large Cap Growth	353,355,582	115,234,183	(687,414)	114,546,769

e. FEDERAL TAXES

Each Fund currently qualifies as an investment company and intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for federal income or excise tax is included in the accompanying financial statements.

Additionally, based on each Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, each Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (generally, the three prior taxable years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. Additionally, Management is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

f. CAPITAL LOSS CARRYOVERS AND DEFERRALS

As of October 31, 2020, the following Funds had capital loss carryovers for federal income tax purposes as shown in the following chart. These amounts may be used to offset future realized capital gains indefinitely, and retain their character as short-term and/or long-term.

	Capital Loss Carryover Amounts

Fund	Short-Term	Long-Term	Total
River Road Large Cap Value Select	$8,194,720	$122,704	$8,317,424
River Road Small Cap Value	9,222,296	304,969	9,527,265
River Road Dividend All Cap Value	4,628,045	—	4,628,045
River Road Small-Mid Cap Value	9,229,185	238,952	9,468,137
River Road Long-Short	805,842	—	805,842
River Road Focused Absolute Value	14,911,337	3,959,505	18,870,842
Beutel Goodman Core Plus Bond	1,640,976	5,782,919	7,423,895
Beutel Goodman International Equity	30,325,107	75,137,874	105,462,981

As of October 31, 2020, River Road Mid Cap Value and Montrusco Bolton Large Cap Growth had no capital loss carryovers for federal income tax purposes. Should the Funds incur net capital losses for the fiscal year ended October 31, 2021, such amounts may be used to offset future realized capital gains indefinitely, and retain their character as either short-term and/or long-term.

88

Notes to Financial Statements (continued)

g. CAPITAL STOCK

The Trusts’ Declaration of Trust authorizes for each Fund the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date.

For the six months ended April 30, 2021 (unaudited) and the fiscal year ended October 31, 2020, the capital stock transactions by class for the Funds were as follows:

	River Road Mid Cap Value				River Road Large Cap Value Select

	April 30, 2021		October 31, 2020		April 30, 2021		October 31, 2020

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Class N:

Proceeds from sale of shares	622,697	$14,093,945	1,043,587	$30,389,017	41,645	$615,192	211,610	$3,163,296

Reinvestment of distributions	9,762,503	173,639,301	957,529	32,737,912	46,486	636,854	36,393	578,284

Cost of shares repurchased	(2,579,503)	(67,587,402)	(8,108,221)	(259,648,250)	(105,667)	(1,559,990)	(786,253)	(11,087,771)

Net increase (decrease)	7,805,697	$120,145,844	(6,107,105)	$(196,521,321)	(17,536)	$(307,944)	(538,250)	$(7,346,191)

Class I:

Proceeds from sale of shares	367,378	$11,039,209	2,707,562	$88,140,400	109,931	$1,659,183	888,503	$13,511,204

Reinvestment of distributions	4,458,634	86,006,601	1,012,059	35,604,248	419,365	5,783,038	227,253	3,620,144

Cost of shares repurchased	(4,001,124)	(120,308,456)	(28,612,112)	(989,605,334)	(819,286)	(12,246,746)	(3,416,477)	(47,894,255)

Net increase (decrease)	824,888	$(23,262,646)	(24,892,491)	$(865,860,686)	(289,990)	$(4,804,525)	(2,300,721)	$(30,762,907)

Class Z:

Proceeds from sale of shares	429,767	$8,355,889	91,111	$3,232,335	—	—	—	—

Reinvestment of distributions	327,778	6,230,542	98,338	3,451,659	—	—	—	—

Cost of shares repurchased	(145,726)	(3,810,914)	(1,202,505)	(42,122,758)	—	—	—	—

Net increase (decrease)	611,819	$10,775,517	(1,013,056)	$(35,438,764)	—	—	—	—

	River Road Small Cap Value				River Road Dividend All Cap Value

	April 30, 2021		October 31, 2020		April 30, 2021		October 31, 2020

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Class N:

Proceeds from sale of shares	256,566	$3,626,843	2,345,923	$27,389,252	63,016	$718,453	167,234	$1,454,138

Reinvestment of distributions	—	—	163,198	2,103,624	36,242	429,077	515,286	5,884,839

Proceeds from sale of shares issued in connection with merger[1]	—	—	—	—	—	—	170,747	1,522,394

Cost of shares repurchased	(383,882)	(5,241,399)	(2,405,007)	(24,167,828)	(717,389)	(8,417,231)	(3,193,510)	(34,235,056)

Net increase (decrease)	(127,316)	$(1,614,556)	104,114	$5,325,048	(618,131)	$(7,269,701)	(2,340,243)	$(25,373,685)

Class I:

Proceeds from sale of shares	12,596,430	$177,970,187	27,142,324	$284,598,207	2,271,274	$26,572,528	9,321,078	$97,770,769

Reinvestment of distributions	1,899	25,529	1,701,697	22,479,421	420,017	4,979,293	4,140,352	46,751,171

Proceeds from sale of shares issued in connection with merger[1]	—	—	—	—	—	—	3,839,907	34,205,889

Cost of shares repurchased	(5,895,002)	(83,002,602)	(12,851,781)	(137,875,911)	(5,517,949)	(64,806,341)	(19,682,512)	(200,460,605)

Net increase (decrease)	6,703,327	$94,993,114	15,992,240	$169,201,717	(2,826,658)	$(33,254,520)	(2,381,175)	$(21,732,776)

Notes to Financial Statements (continued)

	River Road Small Cap Value				River Road Dividend All Cap Value

	April 30, 2021		October 31, 2020		April 30, 2021		October 31, 2020

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Class Z:

Proceeds from sale of shares	13,532	$193,200	92,949	$1,010,670	7,535	$89,549	164,880	$1,673,944

Reinvestment of distributions	61	824	868	11,458	2,123	25,204	2,015	20,857

Proceeds from sale of shares issued in connection with merger[1]	—	—	—	—	—	—	20,040	178,535

Cost of shares repurchased	(12,629)	(185,598)	(15,034)	(152,618)	(3,985)	(47,658)	(2,133)	(22,437)

Net increase	964	$8,426	78,783	$869,510	5,673	$67,095	184,802	$1,850,899

	River Road Small-Mid Cap Value				River Road Long-Short

	April 30, 2021		October 31, 2020		April 30, 2021		October 31, 2020

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Class N:

Proceeds from sale of shares	271,717	$2,435,118	2,175,588	$15,236,384	2,105	$27,400	46,000	$591,651

Reinvestment of distributions	—	—	62,404	505,470	—	—	19,409	242,803

Cost of shares repurchased	(880,146)	(7,476,006)	(2,205,618)	(14,105,367)	(18,377)	(233,601)	(129,701)	(1,542,866)

Net increase (decrease)	(608,429)	$(5,040,888)	32,374	$1,636,487	(16,272)	$(206,201)	(64,292)	$(708,412)

Class I:

Proceeds from sale of shares	3,586,483	$32,942,771	12,348,904	$87,077,448	73,804	$948,281	288,767	$3,451,566

Reinvestment of distributions	455	3,854	335,635	2,785,767	—	—	140,762	1,796,123

Cost of shares repurchased	(2,682,571)	(23,506,558)	(8,407,421)	(56,413,434)	(140,260)	(1,849,713)	(943,700)	(11,249,964)

Net increase (decrease)	904,367	$9,440,067	4,277,118	$33,449,781	(66,456)	$(901,432)	(514,171)	$(6,002,275)

Class Z:

Proceeds from sale of shares	11,779	$108,070	62,039	$414,123	823	$10,964	50,123	$591,769

Reinvestment of distributions	37	318	460	3,815	—	—	532	6,804

Cost of shares repurchased	(13,772)	(118,068)	(6,100)	(32,854)	(5,401)	(69,515)	(484)	(5,741)

Net increase (decrease)	(1,956)	$(9,680)	56,399	$385,084	(4,578)	$(58,551)	50,171	$592,832

	River Road Focused Absolute Value				Beutel Goodman Core Plus Bond

	April 30, 2021		October 31, 2020		April 30, 2021		October 31, 2020

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Class N:

Proceeds from sale of shares	28,867	$366,651	605,991	$7,457,266	115,196	$1,249,370	874,920	$9,390,552

Reinvestment of distributions	—	—	28,703	376,872	69,774	755,573	179,196	1,900,548

Cost of shares repurchased	(845,606)	(10,965,855)	(714,432)	(7,662,321)	(1,123,760)	(12,116,666)	(3,545,101)	(36,981,677)

Net increase (decrease)	(816,739)	$(10,599,204)	(79,738)	$171,817	(938,790)	$(10,111,723)	(2,490,985)	$(25,690,577)

Notes to Financial Statements (continued)

	River Road Focused Absolute Value				Beutel Goodman Core Plus Bond

	April 30, 2021		October 31, 2020		April 30, 2021		October 31, 2020

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Class I:

Proceeds from sale of shares	2,835,643	$36,880,978	6,335,337	$71,527,063	5,165,264	$55,897,035	11,133,618	$119,167,655

Reinvestment of distributions	69,096	901,014	223,054	2,939,854	491,146	5,315,191	1,169,221	12,410,100

Cost of shares repurchased	(1,256,410)	(16,625,908)	(5,088,985)	(53,279,690)	(16,301,631)	(174,952,169)	(26,467,545)	(278,022,756)

Net increase (decrease)	1,648,329	$21,156,084	1,469,406	$21,187,227	(10,645,221)	$(113,739,943)	(14,164,706)	$(146,445,001)

Class Z:

Proceeds from sale of shares	17,706	$239,492	222,551	$2,353,952	141,826	$1,541,433	805,370	$8,736,685

Reinvestment of distributions	1,382	18,026	252	3,319	16,344	176,940	9,088	96,814

Cost of shares repurchased	(6,814)	(90,877)	(13,810)	(140,300)	(109,846)	(1,194,572)	(51,777)	(553,026)

Net increase	12,274	$166,641	208,993	$2,216,971	48,324	$523,801	762,681	$8,280,473

	Beutel Goodman International Equity				Montrusco Bolton Large Cap Growth

	April 30, 2021		October 31, 2020		April 30, 2021		October 31, 2020

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Class N:

Proceeds from sale of shares	35,292	$363,601	1,474,294	$10,168,943	494,666	$8,891,473	318,691	$5,988,818

Reinvestment of distributions	—	—	166,414	1,609,222	5,203,398	80,947,251	720,864	13,336,003

Cost of shares repurchased	(216,076)	(2,321,884)	(10,019,105)	(83,896,101)	(1,674,999)	(29,679,076)	(1,919,020)	(37,035,160)

Net increase (decrease)	(180,784)	$(1,958,283)	(8,378,397)	$(72,117,936)	4,023,065	$60,159,648	(879,465)	$(17,710,339)

Class I:

Proceeds from sale of shares	678,590	$7,102,847	13,990,321	$117,385,742	2,389,988	$37,855,504	1,174,246	$22,074,182

Reinvestment of distributions	92,397	946,149	473,923	4,592,306	9,380,870	148,835,803	1,481,220	27,609,936

Cost of shares repurchased	(13,859,778)	(150,538,992)	(10,750,975)	(87,139,404)	(10,941,400)	(182,263,536)	(5,294,655)	(103,336,840)

Net increase (decrease)	(13,088,791)	$(142,489,996)	3,713,269	$34,838,644	829,458	$4,427,771	(2,639,189)	$(53,652,722)

Class Z:

Proceeds from sale of shares	—	—	22,769	$178,439	—	—	—	—

Reinvestment of distributions	6,961	$71,075	136,197	1,315,665	—	—	—	—

Cost of shares repurchased	(851,709)	(9,000,066)	(3,855,515)	(31,482,157)	—	—	—	—

Net decrease	(844,748)	$(8,928,991)	(3,696,549)	$(29,988,053)	—	—	—	—

[1]	See Note 17 of the Notes to Financial Statements.

h. REPURCHASE AGREEMENTS AND JOINT REPURCHASE AGREEMENTS

The Funds may enter into third-party repurchase agreements for temporary cash management purposes and third-party or bilateral joint repurchase agreements for reinvestment of cash collateral on securities lending transactions under the securities lending program offered by The Bank of New York Mellon (“BNYM”) (the “Program”) (collectively, “Repurchase Agreements”). The value of the underlying collateral, including accrued interest, must equal or exceed the value of the Repurchase Agreements during the term of the agreement. For joint repurchase agreements, the Funds participate on a pro rata basis with other clients of BNYM in its share of the underlying collateral under such joint repurchase agreements and in its share of proceeds from any repurchase or other disposition of the underlying collateral. The underlying collateral for all Repurchase Agreements is held in safekeeping by the Funds’ custodian or at the Federal Reserve Bank. If the

Notes to Financial Statements (continued)

seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited. Pursuant to the Program, the Funds are indemnified for such losses by BNYM on joint repurchase agreements.

At April 30, 2021, the market value of Repurchase Agreements outstanding is as follows:

Market Value

River Road Small Cap Value	$690,321

Beutel Goodman Core Plus Bond	3,789,695

i. FOREIGN CURRENCY TRANSLATION

The books and records of the Funds are maintained in U.S. dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon current foreign exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions. Net realized and unrealized gain (loss) on foreign currency transactions represent: (1) foreign exchange gains and losses from the sale and holdings of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions and foreign currency exchange contracts; and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.

The Funds do not isolate the net realized and unrealized gain or loss resulting from changes in exchange rates from the fluctuations in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

j. SECURITIES TRANSACTED ON A WHEN ISSUED BASIS

Betuel Goodman Core Plus Bond may enter into To-Be-Announced (“TBA”) sale commitments to hedge their portfolio positions or to sell mortgage-backed securities they own under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, with the same counterparty, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction. Unsettled TBA sale commitments are valued at the current market value of the underlying securities according to the procedures described under “Valuation of Investments,” in Footnote 1a above.

Each TBA contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment with the same broker, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

k. DELAYED DELIVERY TRANSACTIONS AND WHEN-ISSUED SECURITIES

Beutel Goodman Core Plus Bond may enter into securities transactions on a delayed delivery or when issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked to market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in each Fund’s Schedule of Portfolio Investments. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as an investment in securities and a forward sale commitment in the Fund’s Statement of Assets and Liabilities. For financial reporting purposes, the Fund does offset the receivable and payable for delayed delivery investments purchased and sold on TBA commitments. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

2. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

For each of the Funds, the Trusts’ have entered into an investment advisory agreement under which the Investment Manager, a subsidiary and the U.S. retail distribution arm of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’ overall administration and operations. The Investment Manager selects one or more subadvisors for the Funds (subject to Board approval) and monitors each subadvisor’s investment performance, security holdings and investment strategies. The investment portfolios of River Road Mid Cap Value, River Road Large Cap Value Select, River Road Small Cap Value, River Road Dividend All Cap Value, River Road Small-Mid Cap Value, River Road Long-Short and River Road Focused Absolute Value are managed by River Road Asset Management, LLC. The investment portfolios of Beutel Goodman Core Plus Bond and Beutel Goodman International Equity are managed by Beutel, Goodman & Company Ltd. The investment portfolio of Montrusco Bolton Large Cap Growth is managed by Montrusco Bolton Investments, Inc. AMG indirectly owns a majority interest in River Road Asset Management, LLC. and Montrusco Bolton Investments, Inc. and indirectly owns a minority interest in Beutel, Goodman & Company Ltd. Prior to March 19, 2021, the investment portfolios of River Road Mid Cap Value was managed by Fairpointe Capital LLC, River Road Large Cap Value Select was managed by First Quadrant, L.P., Betuel Goodman Core Plus Bond was managed by DoubleLine Capital LP, Betuel Goodman International Equity was managed by Pictet Asset Management Limited, and Montrusco Bolton Large Cap Growth was managed by Montag & Caldwell, LLC.

Investment management fees are paid directly by the Funds to the Investment Manager based on average daily net assets. For the six months ended April 30, 2021, the Funds’ investment management fees were paid at the following annual rate of each Fund’s respective average daily net assets:

River Road Mid Cap Value
on first $100 million	0.70%
next $300 million	0.65%
over $400 million	0.60%
River Road Large Cap Value Select	0.35%
River Road Small Cap Value	0.80%
River Road Dividend All Cap Value	0.60%

Notes to Financial Statements (continued)

River Road Small-Mid Cap Value	0.75%
River Road Long-Short	0.85%
River Road Focused Absolute Value	0.60%
Beutel Goodman Core Plus Bond	0.45%
Beutel Goodman International Equity	0.67%
Montrusco Bolton Large Cap Growth
on first $800 million	0.70%
over $800 million up to $6 billion	0.50%
over $6 billion up to $12 billion	0.45%
over $12 billion	0.40%

The Investment Manager has contractually agreed, through at least March 1, 2022 for River Road Mid Cap Value, River Road Large Cap Value Select, River Road Dividend All Cap Value, River Road Small-Mid Cap Value, River Road Long-Short, River Road Focused Absolute Value, Beutel Goodman Core Plus Bond, Beutel Goodman International Equity, and Montrusco Bolton Large Cap Growth to waive management fees and/or reimburse fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service 12b-1 fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses and extraordinary expenses). The percentages of the Funds’ average daily net assets subject to later reimbursement by the Funds in certain circumstances are as follows:

River Road Mid Cap Value	0.82%
River Road Large Cap Value Select	0.69%
River Road Small Cap Value	N/A
River Road Dividend All Cap Value	0.78%[1]
River Road Small-Mid Cap Value	1.04%
River Road Long-Short	1.12%
River Road Focused Absolute Value	0.78%
Beutel Goodman Core Plus Bond	0.61%
Beutel Goodman International Equity	0.89%
Montrusco Bolton Large Cap Growth	0.92%

1 Prior to January 1, 2021, the limitation was 0.99%.

In general, for a period of up to 36 months after the date any amounts are paid, waived or reimbursed by the Investment Manager, the Investment Manager may recover such amounts from a Fund, provided that such repayment would not cause the Fund’s total annual operating expenses after fee waiver and expense reimbursements (exclusive of the items noted in the parenthetical above) to exceed either (i) the Expense Cap in effect at the time such amounts were paid, waived or reimbursed, or (ii) the Expense Cap in effect at the time of such repayment by the Fund.

The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the Board, or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

At April 30, 2021, each Fund’s expiration of recoupment are as follows:

Expiration Period	River Road Mid Cap Value	River Road Large Cap Value Select Fund	River Road Dividend All Cap Value

Less than 1 year	—	$31,455	—

1-2 years	—	28,654	—

2-3 years	$329,833	52,069	$42,560

Total	$329,833	$112,178	$42,560

Expiration Period	River Road Long-Short	River Road Focused Absolute Value	Beutel Goodman Core Plus Bond

Less than 1 year	$112,996	$114,505	$361,290

1-2 years	98,984	219,450	315,238

2-3 years	78,344	113,700	195,416

Total	$290,324	$447,655	$871,944

Expiration Period			Beutel Goodman International Equity

1-2 years			$25,984

2-3 years			131,209

Total			$157,193

The Trusts, on behalf of the Funds, have entered into an amended and restated Administration Agreement under which the Investment Manager serves as the Funds’ administrator (the “Administrator”) and is responsible for all non-portfolio management aspects of managing the Funds’ operations, including administration and shareholder services to each Fund. Each Fund pays a fee to the Administrator at the rate of 0.15% per annum of the Fund’s average daily net assets for this service.

The Funds are distributed by AMG Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of the Investment Manager. The Distributor serves as the distributor and underwriter for each Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Generally the Distributor bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature.

Each Trust has adopted a distribution and service plan (the “Plan”) with respect to the Class N shares of each Fund in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of FINRA

Notes to Financial Statements (continued)

regarding asset based sales charges. Pursuant to the Plan, each Fund may make payments to the Distributor for its expenditures in financing any activity primarily intended to result in the sale of each Fund’s Class N shares and for maintenance and personal service provided to existing shareholders of that class. The Plan authorizes payments to the Distributor of up to 0.25% annually of each Fund’s average daily net assets attributable to the Class N shares. For all Funds, except River Road Large Cap Value Select, the Plan is characterized as a reimbursement plan and is directly tied to expenses incurred by the Distributor; the payments the Distributor receives during any year may not exceed its actual expenses.

The impact on the annualized expense ratios for the six months ended April 30, 2021, were as follows:

Fund	Actual Amount Incurred

River Road Mid Cap Value

Class N	0.25%

River Road Large Cap Value Select

Class N	0.25%

River Road Small Cap Value

Class N	0.25%

River Road Dividend All Cap Value

Class N	0.25%

River Road Small-Mid Cap Value

Class N	0.25%

River Road Long-Short

Class N	0.25%

River Road Focused Absolute Value

Class N	0.24%

Beutel Goodman Core Plus Bond

Class N	0.25%

Beutel Goodman International Equity

Class N	0.25%

Montrusco Bolton Large Cap Growth

Class N	0.16%

For each of the Class N shares and Class I shares, the Board has approved reimbursement payments to the Investment Manager for shareholder servicing expenses (“shareholder servicing fees”) incurred. Shareholder servicing fees include payments to financial intermediaries, such as broker-dealers (including fund supermarket platforms), banks, and trust companies who provide shareholder recordkeeping, account servicing and other services. The Class N and Class I shares may reimburse the Investment Manager for the actual amount incurred up to a maximum annual rate of each Class’s average daily net assets as shown in the table below.

The Investment Manager has agreed, through at least October 1, 2021, to waive a portion of shareholder servicing fees paid by the various share classes of each Fund, except for River Road Large Cap Value Select and Beutel Goodman International Equity, as necessary, to ensure the total net expense ratio for each share class of each Fund does not increase due to the changes in the methodology of shareholder servicing reimbursements described above. Effective

January 1, 2021, the shareholder servicing fees waiver of River Road Dividend All Cap Value was eliminated.

The impact on the annualized expense ratios for the six months ended April 30, 2021, were as follows:

Fund	Maximum Annual Amount Approved	Actual Amount Incurred

River Road Mid Cap Value

Class N	0.15%	0.08%

Class I	0.15%	0.08%

River Road Large Cap Value Select

Class N	0.10%	0.10%

Class I	0.10%	0.04%

River Road Small Cap Value

Class N	0.15%	0.10%

Class I	0.15%	0.09%

River Road Dividend All Cap Value

Class N1	0.04%	0.05%

Class I1	0.04%	0.04%

River Road Small-Mid Cap Value

Class N	0.15%	0.06%

Class I	0.15%	0.05%

River Road Long-Short

Class N	0.15%	0.08%

Class I	0.15%	0.08%

River Road Focused Absolute Value

Class N	0.15%	0.04%

Class I	0.15%	0.04%

Beutel Goodman Core Plus Bond

Class N	0.15%	0.08%

Class I	0.15%	0.08%

Beutel Goodman International Equity

Class N	0.15%	0.15%

Class I	0.10%	0.10%

Montrusco Bolton Large Cap Growth

Class N	0.15%	0.07%

Class I	0.15%	0.07%

[1]	Prior to January 1, 2021, the maximum annual amount approved was 0.15%.

The Board provides supervision of the affairs of the Trusts and other trusts within the AMG Funds Family. The Trustees of the Trusts who are not affiliated with the Investment Manager receive an annual retainer and per meeting fees for regular, special and telephonic meetings, and they are reimbursed for out-of-pocket expenses incurred while carrying out their duties as Board members. The Chairman of the Board and the Audit Committee Chair receive additional annual

Notes to Financial Statements (continued)

retainers. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Securities and Exchange Commission (the “SEC”) granted an exemptive order that permits River Road Large Cap Value Select to lend and borrow, River Road Long-Short, River Road Focused Absolute Value and Beutel Goodman International Equity to lend, money for certain temporary purposes directly to other eligible funds in the AMG Funds Family. Participation in this interfund lending program is voluntary for the lending funds, and an interfund loan is only made if it benefits each participating fund. The Administrator manages the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating funds. The interest earned is included on the Statement of Operations as interest income. River Road Long-Short and Beutel Goodman International Equity did not loan to other funds in the AMG Funds Family. At April 30, 2021, the Funds had no interfund loans outstanding.

The following Funds utilized the interfund loan program during the six months ended April 30, 2021 as follows:

Fund	Average Lent	Number of Days	Interest Earned	Average Interest Rate

River Road Large Cap Value Select	$1,455,560	1	$38	0.958%

River Road Focused Absolute Value	470,275	4	202	0.980%

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities and U.S. Government Obligations) for the six months ended April 30, 2021, were as follows:

	Long Term Securities

Fund	Purchases	Sales

River Road Mid Cap Value	$539,803,883	$668,578,866

River Road Large Cap Value Select	89,567,157	54,070,727

River Road Small Cap Value	208,659,784	159,522,600

River Road Dividend All Cap Value	46,011,435	88,295,204

River Road Small-Mid Cap Value	66,715,689	71,774,700

River Road Long-Short	23,757,436	27,085,456

River Road Focused Absolute Value	98,111,399	88,644,581

Beutel Goodman Core Plus Bond	299,596,783	388,577,703

Beutel Goodman International Equity	189,777,353	341,374,316

Montrusco Bolton Large Cap Growth	384,345,353	551,102,992

Purchases and sales of U.S. Government Obligations for the six months ended April 30, 2021 were as follows:

	U.S. Government Obligations

Fund	Purchases	Sales

Beutel Goodman Core Plus Bond	$179,639,830	$244,359,482

4. PORTFOLIO SECURITIES LOANED

The Funds participate in the Program providing for the lending of securities to qualified borrowers. Securities lending income includes earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the Program, and the Funds, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash, U.S. Treasury Obligations or U.S. Government Agency Obligations. Collateral is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Funds’ policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Funds are indemnified for such losses by BNYM. Cash collateral is held in separate omnibus accounts managed by BNYM, who is authorized to exclusively enter into joint repurchase agreements for that cash collateral. Securities collateral is held in separate omnibus accounts managed by BNYM that cannot be sold or pledged. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities as soon as practical, which is normally within three business days.

The value of securities loaned on positions held, cash collateral and securities collateral received at April 30, 2021, were as follows:

		Cash	Securities	Total
	Securities	Collateral	Collateral	Collateral
Fund	Loaned	Received	Received	Received

River Road Small Cap Value	$21,120,996	$690,321	$21,451,412	$22,141,733

River Road Dividend All Cap Value	3,618,503	—	3,716,946	3,716,946

River Road Small-Mid Cap Value	1,385,876	—	1,446,687	1,446,687

River Road Focused Absolute Value	886,672	—	925,636	925,636

Beutel Goodman Core Plus Bond	4,779,456	3,789,695	1,134,811	4,924,506

Montrusco Bolton Large Cap Growth	15,793,561	—	16,345,296	16,345,296

Notes to Financial Statements (continued)

The following table summarizes the securities received as collateral for securities lending at April 30, 2021:

	Collateral	Coupon	Maturity
Fund	Type	Range	Date Range

River Road Small Cap Value	U.S. Treasury Obligations	0.000%-6.875%	05/18/21-08/15/50

River Road Dividend All Cap Value	U.S. Treasury Obligations	0.125%-4.375%	07/15/21-02/15/49

River Road Small-Mid Cap Value	U.S. Treasury Obligations	0.000%-6.875%	05/18/21-08/15/50

River Road Focused Absolute Value	U.S. Treasury Obligations	0.000%-4.500%	02/15/26-11/15/49

Beutel Goodman Core Plus Bond	U.S. Treasury Obligations	0.010%-3.875%	05/15/21-02/15/49

Montrusco Bolton Large Cap Growth	U.S. Treasury Obligations	0.000%-6.250%	05/20/21-02/15/50

5. FOREIGN SECURITIES

Certain Funds invest in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in domestic securities. Non-domestic securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. A Fund’s investments in emerging market countries are exposed to additional risks. A Fund’s performance will be influenced by political, social and economic factors affecting companies in emerging market countries. Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Realized gains in certain countries may be subject to foreign taxes at the Fund level and would pay such foreign taxes at the appropriate rate for each jurisdiction.

6. COMMITMENTS AND CONTINGENCIES

Under the Trust’s organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against a Fund that have not yet occurred. However, based on experience, the Funds had no prior claims or losses and expect the risks of loss to be remote.

7. RISKS ASSOCIATED WITH HIGH YIELD SECURITIES

Investing in high yield securities involves greater risks and considerations not typically associated with U.S. Government and other high quality/investment grade securities. High yield securities are generally below investment grade securities and do not have an established retail secondary market. Economic downturns may disrupt the high yield market and impair the issuer’s ability to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations and could cause the securities to become less liquid.

8. DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why certain Funds use derivative instruments, the credit risk and how derivative instruments affect the Funds’ financial position, and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities, and the realized gains and losses and changes in unrealized appreciation and depreciation on the Statement of Operations, each categorized by type of derivative contract, are included in a table at the end of the applicable Fund’s Schedule of Portfolio Investments. From March 23, 2021 to March 29, 2021, for River Road Mid Cap Value, March 26, 2021 to April 4, 2021, for Beutel Goodman Core Plus Bond and from March 24, 2021 to April 8, 2021 for Beutel Goodman International Equity the transition managers used futures contract to realign the Fund’s portfolios. The average of financial instruments outstanding was as follows:

	River Road Mid Cap Value	River Road Large Cap Value Select
Financial Futures Contracts

Average daily number of contracts purchased	3	—

Average daily notional value of contracts purchased	$780,158	—
Swap Agreements

Long Position:

Average quarterly notional value	—	$44,076,770

Short Position:

Average quarterly notional value	—	$28,986,817

	Beutel Goodman Core Plus Bond	Beutel Goodman International Equity
Financial Futures Contracts

Average daily number of contracts purchased	17	43

Average daily notional value of contracts purchased	$2,525,134	$3,572,939

9. FUTURES CONTRACTS

During the transition of the portfolios for River Road Mid Cap Value, Beutel Goodman Core Plus Bond and Beutel Goodman International Equity, the transition managers purchased futures contracts to achieve desired levels of investment. There are certain risks associated with futures contracts. Prices may not move as expected or the Fund may not be able to close out the contract when it desires to do so, resulting in losses.

On entering into a futures contract, either cash or securities in an amount equal to a certain percentage of the contract value (initial margin) must be deposited with the futures broker. Subsequent payments (variation margin) are made or received each day.

Variation margin on future contracts is recorded as unrealized appreciation or depreciation until the futures contract is closed or expired. The Funds recognize a realized gain or loss when the contract is closed or expires equal to the difference

Notes to Financial Statements (continued)

between the value of the contract at the time it was opened and the value at the time it was closed. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as Receivable for variation margin or Payable for variation margin, and in the Statement of Operations as Net change in unrealized appreciation (depreciation) on futures contracts until the contracts are closed, when they are recorded as Net realized gain or loss on futures contracts.

At April 30, 2021, there were no open futures contracts.

10. SWAPS

The prior subadviser of River Road Large Cap Value Select entered into Equity Basket Swaps to obtain exposure to a portfolio of long and short securities. Under the terms of the agreement, the equity return basket swap is designed to function as a fund of direct investments in long and short equity positions. The Fund will receive all of the economic benefits and risks equivalent to direct investments in these positions such as: capital appreciation or depreciation, corporate actions, and dividends and interest received and paid, all of which are reflected in the swap value. The swap value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. This financing is based on defined market rates or a specified benchmark rate, plus or minus a specified spread. Underlying positions constituting the Equity Basket Swap are reset periodically. On reset date, any unrealized gains (losses) on positions and accrued financing costs become available for cash settlement between the Fund and the swap counterparty. Cash settlement in and out of the swap may occur at a reset date, close-out date or at maturity.

A change in the market value of an Equity Basket Swap, unpaid dividend income and/or expense and financing are recognized as net change in unrealized appreciation or depreciation on swaps in the Statements of Operations. Payments received or paid, on resets, close-outs or maturities, are recorded in the statement of operations as realized gains or losses of swaps.

Swaps and Equity Basket Swaps are two-party contracts that may be subject to contractual restrictions on transferability and termination, and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. If a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. When a counterparty’s obligations are not fully secured by collateral, then the Fund is essentially an unsecured creditor of the counterparty. If the counterparty defaults, the Fund will have contractual remedies, but there is no assurance that a counterparty will be able to meet its obligations pursuant to such contracts or that, in the event of default, the Fund will succeed in enforcing contractual remedies. Counterparty risk still exists even if a counterparty’s obligations are secured by collateral because the Fund’s interest in collateral may not be perfected or additional collateral may not be promptly posted as required. Counterparty risk also may be more pronounced if a counterparty’s obligations exceed the amount of collateral held by the Fund, if any, the Fund is unable to exercise its interest in collateral upon default by the counterparty, or the termination value of the instrument varies significantly from the marked-to-market value of the instrument. Investments in short Equity Basket Swaps subject the Fund to an unlimited risk of loss.

At April 30, 2021, there were no open swap positions.

11. MORTGAGE-BACKED SECURITIES

Beutel Goodman Core Plus Bond may invest in mortgage-backed securities (“MBS”). These securities represent interests in pools of mortgage loans and they provide holders with payments consisting of both principal and interest as the mortgages in the underlying mortgage pools are paid. The timely payment of principal and interest on MBS issued or guaranteed by Ginnie Mae is backed by Ginnie Mae and the full faith and credit of the U.S. government. MBS issued by U.S. government agencies or instrumentalities other than Ginnie Mae are not full faith and credit obligations of the U.S. government. Certain obligations, such as those issued by the Federal Home Loan Banks, Fannie Mae and Freddie Mac are supported only by the credit of the issuer. MBS issued by private issuers are not government securities and are not guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. Yields on privately issued MBS tend to be higher than those of government-backed issues. However, risk of loss due to default and sensitivity to interest rate fluctuations are also higher. DoubleLine Core Plus Bond may also invest in collateralized mortgage obligations (“CMOs”), collateralized loan obligations (“CLOs”) and real estate mortgage investment conduits (“REMICs”). A CMO and/or REMIC is a bond that is collateralized by a pool of MBS. A CLO is a bond that is collateralized by a financial institution’s receivables from loans. These MBS pools are divided into classes with each class having its own characteristics. The different classes are retired in sequence as the underlying mortgages or loans are repaid.

12. FLOATING RATE SENIOR LOAN INTERESTS

The prior subadviser of Beutel Goodman Core Plus Bond invested in Floating Rate Senior Loan Interests. These are senior, secured loans made to companies whose debt is below investment grade as well as investments with similar economic characteristics. Senior Loans typically hold a first lien priority and, unless otherwise indicated, are required to pay interest at floating rates that are periodically reset by reference to a base lending rate plus a spread. Senior Loans are generally not registered under the Securities Act of 1933 and often incorporate certain restrictions on resale and cannot be sold publicly. Senior Loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted. As a result, the actual maturity may be substantially less than the stated maturity. The interest rate on this Senior Loan is subject to a base lending rate plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily the prime rate offered by one or more major U.S. banks (“Prime”). The interest rate is subject to a minimum floor, which may be less than or greater than the prevailing period end LIBOR/Prime rate.

13. STRIPPED SECURITIES

Beutel Goodman Core Plus Bond may invest in stripped securities (“STRIPS”) for hedging purposes to protect the Fund’s portfolio against interest rate fluctuations. STRIPS will most likely move differently than typical fixed-income securities in relation to changes in interest rates. STRIPS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of underlying assets. A common type of STRIP will have one class receiving all of the interest from the underlying assets (“interest-only” or “IO” class), while the other class will receive the entire principal (“principal only” or “PO” class). However, in some instances, one class will receive some of the interest

Notes to Financial Statements (continued)

and most of the principal while the other class will receive most of the interest and the remainder of the principal. STRIPS are unusually volatile in response to changes in interest rates. The yield to maturity on an IO class of STRIPS is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurably adverse effect on a Funds’ yield to maturity to the extent it invests in IOs. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. Thus, if the underlying assets experience greater than anticipated repayments of principal, a Fund may fail to fully recover its initial investment in these securities, even if the STRIPS were rated of the highest credit quality by Standard & Poor’s or Moody’s Investors Service, Inc. These risks are managed by investing in a variety of such securities and by using certain hedging techniques. In addition the secondary market for STRIPS may be less liquid than that of other mortgage-backed or asset-backed securities, potentially limiting the Fund’s ability to buy or sell those securities at any particular time.

14. SECURITIES SOLD SHORT

River Road Long-Short utilizes short sales as part of its overall portfolio management strategy. A short sale involves the sale of a security that is borrowed from a broker or other financial institution. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon closing a short sale. Short sales expose the Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund. The Fund must segregate liquid assets, or otherwise cover its position in a permissible manner. The Investment Manager determines the liquidity of assets, in accordance with procedures established by the Board. The Fund has entered into a Master Securities Loan Agreement (“MSLA”) with BNYM pursuant to which the Fund borrows securities from BNYM to facilitate short sale transactions. The Fund is required to pledge collateral, in cash and/or securities, to collateralize the Fund’s obligations to BNYM in respect of borrowed securities. The MSLA provides the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party. The Fund is subject to credit risk should BNYM be unable to meet its obligations to the Fund, including the obligation to return cash collateral to the Fund. For financial reporting purposes, the Fund does not offset financial assets and financial liabilities that are subject to the MSLA in the Statement of Assets and Liabilities, and security positions segregated as collateral for short sales are included in investments at value in the Statement of Assets and Liabilities. As of April 30, 2021, the value of securities sold short was

$3,410,879, and the Fund had $3,431,460 of cash deposited with BNYM and securities segregated as collateral worth $1,022,592. In accordance with the terms of its MSLA, the Fund may receive rebate income or be charged a fee on the market value on the collateral of loaned securities. The income received or fee paid is calculated based upon a variable rate minus a spread. The Fund will recognize interest income if the variable rate is greater than the spread or interest expense if the variable rate is less than the spread. For the six months ended April 30, 2021, the Fund had interest expense and dividend expense in the amount of $12,342 and $75,398, respectively.

15. CREDIT AGREEMENT

Effective July 6, 2010, and amended and restated on July 22, 2020, AMG Funds IV entered into a Credit Agreement with BNYM which provides AMG Funds IV with a revolving line of credit of up to $50 million. The facility is shared by each Fund of AMG Funds IV and is available for temporary, emergency purposes including liquidity needs in meeting redemptions. The interest rate on outstanding Alternate Base Rate Loans is equal to the greater of the Prime Rate plus 1.25%, or 0.50% plus the Federal Funds Effective Rate plus 1.25%. The interest rate on outstanding Overnight Loans is equal to the greater of the Federal Funds Effective Rate plus 1.25%, or the One-Month LIBOR Rate plus 1.25%. AMG Funds IV pays a commitment fee on the unutilized commitment amount of 0.175% per annum, which is allocated to the Funds based on average daily net assets and included in miscellaneous expense on the Statement of Operations. Interest incurred on the line of credit utilized is included in the Statement of Operations as interest expense. At April 30, 2021, Beutel Goodman International Equity and Montrusco Bolton Large Cap Growth had loans outstanding of $2,604,671 and $186,641, respectively.

The following Funds utilized the line of credit during the six months ended April 30, 2021:

Fund	Weighted Average Borrowed	Number of Days	Interest Paid	Average Interest Rate

River Road Mid Cap Value	$3,373,926	2	$ 254	1.356%

River Road Focused Absolute Value	9,013,610	2	700	1.398%

Beutel Goodman International Equity	5,134,535	5	1,174	1.370%

Montrusco Bolton Large Cap Growth	26,206,749	5	4,968	1.361%

16. MASTER NETTING AGREEMENTS

The Funds may enter into master netting agreements with their counterparties for the securities lending, short-sale programs, Repurchase Agreements and derivatives, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting agreements in the Statement of Assets and Liabilities. For securities lending and short sale transactions, see Note 4 and Note 13, respectively.

The following table is a summary of the Funds’ open Repurchase Agreements that are subject to a master netting agreement as of April 30, 2021:

Notes to Financial Statements (continued)

		Gross Amount Not Offset in the Statement of Assets and Liabilities

Fund	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Offset Amount	Net Asset Balance	Collateral Received	Net Amount

River Road Small Cap Value

RBC Dominion Securities, Inc.	$690,321	—	$690,321	$690,321	—

Beutel Goodman Core Plus Bond

Bank of America Securities, Inc.	$1,000,000	—	$1,000,000	$1,000,000	—

Citigroup Global Markets, Inc.	789,695	—	789,695	789,695	—

Daiwa Capital Markets America	1,000,000	—	1,000,000	1,000,000	—

RBC Dominion Securities, Inc.	1,000,000	—	1,000,000	1,000,000	—

Total	$3,789,695	—	$3,789,695	$3,789,695	—

17. FUND MERGER

On April 27, 2020, River Road Dividend All Cap Value acquired all the net assets of AMG River Road Dividend All Cap Value Fund II (“River Road Dividend All Cap Value II”) based on the respective valuations as of the close of business on April 24, 2020, pursuant to a Plan of Reorganization approved by the Board of River Road Dividend All Cap Value II on March 19, 2020.

The acquisition was accomplished by a tax-free exchange of 156,555 Class N shares of River Road Dividend All Cap Value II at a net asset value of $8.92 per share for 170,747 Class N shares of River Road Dividend All Cap Value; 3,508,101 Class I shares of River Road Dividend All Cap Value II at a net asset value of $8.91 per share for 3,839,907 Class I shares of River Road Dividend All Cap Value; and 18,306 Class Z shares of River Road Dividend All Cap Value II at a net asset value of $8.91 per share for 20,040 Class Z shares of River Road Dividend All Cap Value.

The net assets of River Road Dividend All Cap Value and River Road Dividend All Cap Value II immediately before the acquisition were $425,135,278 and $35,906,818 respectively, including unrealized appreciation of $675,273 for River Road Dividend All Cap Value II. Immediately after the acquisition, the combined net assets of River Road Dividend All Cap Value amounted to $461,042,096. For financial reporting purposes, assets received and shares issued by River Road Dividend All Cap Value were recorded at fair value; however, the cost basis of the investments received from River Road Dividend All Cap Value II was carried forward to align ongoing reporting of River Road Dividend All Cap Value’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming this reorganization had been completed on November 1, 2019, the Fund’s results of operations for the fiscal year ended October 31, 2020 would have been as follows:

Net Investment Income	$14,033,969

Realized and Unrealized Loss on Investments	(89,245,365)

Net Decrease to Net Assets from Operations	$(75,211,396)

Because the combined investment portfolios have been managed as a single portfolio since the reorganization was completed, it is not practical to separate the amounts of revenue and earnings to the Fund that have been included in its statements of operations for the fiscal Year ended October 31, 2020.

18. SUBSEQUENT EVENTS

The Funds have determined that no material events or transactions occurred through the issuance date of the Funds’ financial statements which require an additional disclosure in or adjustment of the Funds’ financial statements, except on June 3, 2021, June 11, 2021, June 14, 2021, and June 18, 2021, all proposals, as discussed in Note 1, related to Beutel Goodman Core Plus Bond, River Road Large Cap Value Select, River Road Mid Cap Value, and Montrusco Bolton Large Cap Growth, respectively, were approved by shareholders.

Approval of Subadvisory Agreements

AMG Managers Fairpointe Mid Cap Fund: Approval of Subadvisory Agreements on March 17-18, 2021

At a meeting held via telephone and videoconference on March 17-18, 2021,[1] the Board of Trustees (the “Board” or the “Trustees”), and separately a majority of the Trustees who are not “interested persons” of AMG Funds IV (the “Trust”) (the “Independent Trustees”), unanimously voted to terminate the subadvisory agreement between AMG Funds LLC (the “Investment Manager”) and Fairpointe Capital LLC (“Fairpointe”) with respect to AMG Managers Fairpointe Mid Cap Fund (the “Fund”), and approve the interim subadvisory agreement between the Investment Manager and River Road Asset Management, LLC (“River Road”) with respect to the Fund (the “Interim Subadvisory Agreement”), the new subadvisory agreement between the Investment Manager and River Road with respect to the Fund (the “New Subadvisory Agreement” and together with the Interim Subadvisory Agreement, the “Agreements”), and the presentation of the New Subadvisory Agreement for shareholder approval at a special meeting to be held for such purpose, including a recommendation that shareholders vote to approve the New Subadvisory Agreement. The Independent Trustees were separately represented by independent legal counsel in their consideration of the Agreements.

In considering the Agreements, the Trustees considered the information relating to the Fund and River Road provided to them in connection with the meeting on March 17-18, 2021 and other meetings of the Board throughout the last twelve months, as well as in prior years. In considering the Agreements, the Trustees also considered information relating to the five other funds that River Road sub-advises in the AMG Funds Family of Funds, which, as of March 17-18, 2021, consisted of 46 funds (the “AMG Funds Complex”). Prior to voting, the Independent Trustees: (a) reviewed the foregoing information; (b) received materials from their independent legal counsel discussing the legal standards applicable to their consideration of the Agreements; and (c) met with their independent legal counsel in a private session at which no representatives of management were present.

NATURE, EXTENT AND QUALITY OF SERVICES

In considering the nature, extent and quality of the services to be provided by River Road, the Trustees reviewed information relating to River Road’s financial condition, operations and personnel and the investment philosophy, strategies and techniques (the “Investment Strategy”) that are intended to be used by River Road in managing the Fund. The Trustees noted that initially the Fund would invest, under normal conditions, at least 80% of its assets in stocks of mid-cap companies with an improving revenue and earnings growth outlook. The Trustees further noted that, effective May 21, 2021, the Fund would invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of mid-capitalization companies. The Trustees also noted that in connection with hiring River Road, shareholders would be asked to approve an investment objective of seeking to provide long-term capital appreciation. Among other things, at this meeting and/or prior meetings, the Trustees reviewed information on portfolio management and other professional staff, information regarding River Road’s organizational and management structure, River Road’s compliance policies and procedures, and River Road’s brokerage policies and practices. The Trustees noted that River Road was founded in 2005 and has 49 employees. The Trustees considered specific information provided regarding the experience of the individuals at River Road that are expected to have portfolio management responsibility for the Fund. The Trustees noted that one proposed portfolio manager joined River Road in 2005 and the other proposed portfolio managers joined River Road in 2006 and 2007. The Trustees further noted that the proposed portfolio managers serve as portfolio managers on other funds subadvised by River Road in the AMG Funds Complex. In the course of their deliberations, the Trustees evaluated, among other things: (a) the expected services to be rendered by River Road to the Fund; (b) the qualifications and experience of River Road’s personnel; and (c) River Road’s compliance program. The Trustees additionally considered River Road’s risk management processes. The Trustees reviewed River Road’s compliance policies and procedures, code of ethics, and specific information related to how River Road monitors, among other things, portfolio compliance and liquidity monitoring and deemed all of them to be adequate. The Trustees also took into account the financial condition of River Road with respect to its ability to provide the services required under the Agreements and noted that, as of December 31, 2020, River Road managed approximately $7.36 billion in assets. The Trustees concluded that, given River Road’s financial condition, it would be able to meet any reasonably foreseeable obligations under the Agreements.

PERFORMANCE

Because River Road was proposing to manage the Fund with a new mid cap value investment strategy, the Trustees noted that they could not draw any conclusions regarding the performance of the Fund to date. The Trustees, however, considered the performance of the other funds in the AMG Funds Complex sub-advised by River Road.

SUBADVISORY FEES, PROFITABILITY AND ECONOMIES OF SCALE

The Trustees noted that the Investment Manager, and not the Fund, is responsible for paying the fees charged by River Road. In considering the anticipated profitability of River Road with respect to the provision of subadvisory services to the Fund, the Trustees considered information regarding River Road’s organization, management and financial stability. The Trustees noted that, because River Road is an affiliate (“Affiliate”) of the Investment Manager, a portion of River Road’s revenues or anticipated profits might be shared directly or indirectly with the Investment Manager. The Trustees also noted that the subadvisory fee rate to be paid to River Road under the Interim Subadvisory Agreement was the same as the rate paid to Fairpointe under the Former Subadvisory Agreement. The Trustees further noted that, although the subadvisory fee rate to be paid to River Road under the New Subadvisory Agreement may be higher than the rate paid to Fairpointe under the Former Subadvisory Agreement at certain asset levels, the fee is paid by the Investment Manager and the approval of the New Subadvisory Agreement will not increase the management fee rate borne by Fund shareholders. The Trustees further noted that the Investment Manager proposed certain fee changes for the Fund, all of which would be implemented upon the effectiveness of the New Subadvisory Agreement and would result in the overall reduction of the Fund’s net expense ratios as compared with the Fund’s current fee structure. The Trustees also considered the amount of the advisory fee retained by the Investment Manager after payment of the subadvisory fee with respect to the Fund, which would increase if the New Subadvisory Agreement was approved. The Trustees also noted payments made or to be made from River Road to the Investment Manager, and other payments made or to be made from the Investment Manager to River Road, including certain expense sharing arrangements related to, among other things, shareholder servicing and distribution. The Trustees concluded that these arrangements were reasonable. The Trustees noted that the management fees (which include both the advisory and

Approval of Subadvisory Agreements (continued)

administration fees) and total expenses (net of applicable expense waivers/reimbursements) of Class I shares (the class of shares which is the primary focus of the Fund’s distribution) of the Fund would both be lower than the average for an appropriate peer group of similar mutual funds for the Fund once the new fee changes went into effect.

The Board took into account management’s discussion of the proposed subadvisory fee structure, and the services River Road is expected to provide in performing its functions under the Agreements. The Trustees were provided with the estimated profitability of River Road with respect to its proposed subadvisory services to the Fund. The Trustees also were provided, in advance of their June 25, 2020 meeting, with the profitability of River Road with respect to the other funds it sub-advises in the AMG Funds Complex. Based on the foregoing, the Trustees concluded that the profitability to River Road is expected to be reasonable and that River Road is not expected to realize material benefits from economies of scale that would warrant adjustments to the subadvisory fees at this time. Also with respect to economies of scale, the Trustees noted that as the Fund’s assets increase over time, the Fund may realize economies of scale with respect to certain fees and expenses, other than the Fund’s management fee, to the extent the increase in assets is proportionally greater than the increase in such fees and expenses.

In addition, the Trustees considered other potential benefits of the subadvisory relationship to River Road, including, among others, the potential broadening of River Road’s mid cap value investment capabilities, as well as the indirect benefits that River Road may receive from River Road’s relationship with the Fund, including any so-called “fallout benefits” to River Road, such as reputational value derived from River Road serving as subadviser to the Fund, which bears River Road’s name. Taking into account all of the foregoing, the Trustees concluded that, in light of the nature, extent and quality of the services to be provided by River Road, and the other considerations noted above with respect to River Road, the Fund’s subadvisory fees are reasonable.

The Trustees also considered information provided by the Investment Manager related to the benefits of the proposed strategic repositioning of the AMG Funds complex. The Trustees considered that the strategic repositioning was expected to create value for the Fund, the other funds in the AMG Funds complex and their shareholders through enhanced resources and competitive fee levels. The Trustees noted that the proposed changes would bring the full range of AMG’s resources to bear on the growth and success of the AMG Funds, streamline the lineup of funds in the AMG Funds complex and reduce the number of subadvisers, significantly reduce strategy overlap and provide more differentiated investment solutions for the AMG Funds complex that are otherwise not available to U.S. retail investors. The Trustees further considered that the repositioning would bring AMG’s strong partnerships in support of the Fund and the AMG Funds complex as a whole and enable AMG Funds to bring the best capabilities of AMG’s Affiliates to the Fund and the rest of the AMG Funds complex. The Trustees noted that AMG’s relationship with its Affiliates will also allow the Fund to have greater insight into the Affiliate’s compliance and business platform than is generally possible with third party subadvisers, aiding the ongoing monitoring of subadvisers. In light of the foregoing, in approving the Agreements, the Trustees, including a majority of the Independent Trustees, determined that the hiring of River Road is in the best interests of the Fund and its shareholders and does not involve a conflict of interest from which the Investment Manager or an affiliated subadviser derives an inappropriate advantage.

*  *  *  *

After consideration of the foregoing, the Trustees reached the following conclusions (in addition to the conclusions discussed above) regarding each Agreement: (a) River Road has demonstrated that it possesses the capability and resources to perform the duties required of it under each Agreement; (b) River Road’s Investment Strategy is appropriate for pursuing the Fund’s investment objectives; (c) River Road is reasonably likely to execute its investment strategy consistently over time; and (d) River Road maintains appropriate compliance programs.

Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees concluded that approval of each Agreement would be in the best interests of the Fund and its shareholders. Accordingly, on March 17-18, 2021, the Trustees, and separately a majority of the Independent Trustees, unanimously voted to approve each Agreement.

AMG FQ Long-Short Equity Fund: Approval of Subadvisory Agreements on March 17-18, 2021

At a meeting held via telephone and videoconference on March 17-18, 2021,[1] the Board of Trustees (the “Board” or the “Trustees”), and separately a majority of the Trustees who are not

“interested persons” of AMG Funds I (the “Trust”) (the “Independent Trustees”), unanimously voted to terminate the former subadvisory agreement between AMG Funds LLC (the “Investment Manager”) and First Quadrant, L.P. (“First Quadrant”) with respect to AMG FQ Long-Short Equity Fund (the “Fund”), and approve the interim subadvisory agreement between the Investment Manager and River Road Asset Management, LLC (“River Road”) with respect to the Fund (the “Interim Subadvisory Agreement”), the new subadvisory agreement between the Investment Manager and River Road with respect to the Fund (the “New Subadvisory Agreement” and together with the Interim Subadvisory Agreement, the “Agreements”), and the presentation of the New Subadvisory Agreement for shareholder approval at a special meeting to be held for such purpose, including a recommendation that shareholders vote to approve the New Subadvisory Agreement. The Independent Trustees were separately represented by independent legal counsel in their consideration of the Agreements.

In considering the Agreements, the Trustees considered the information relating to the Fund and River Road provided to them in connection with the meeting on March 17-18, 2021 and other meetings of the Board throughout the last twelve months, as well as in prior years. In considering the Agreements, the Trustees also considered information relating to the five other funds that River Road sub-advises in the AMG Funds Family of Funds, which, as of March 17-18, 2021, consisted of 46 funds (the “AMG Funds Complex”). Prior to voting, the Independent Trustees: (a) reviewed the foregoing information; (b) received materials from their independent legal counsel discussing the legal standards applicable to their consideration of the Agreements; and (c) met with their independent legal counsel in a private session at which no representatives of management were present.

NATURE, EXTENT AND QUALITY OF SERVICES

In considering the nature, extent and quality of the services to be provided by River Road, the Trustees reviewed information relating to River Road’s financial condition, operations and personnel and the investment philosophy, strategies and techniques (the “Investment Strategy”) that are intended to be used by River Road in managing the Fund. The Trustees noted that the Fund would invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of large-capitalization companies. The Trustees further noted that in connection with hiring River Road,

Approval of Subadvisory Agreements (continued)

shareholders would be asked to approve a change in the Fund’s status from operating as a diversified fund to operating as a non-diversified fund. Among other things, at this meeting and/or prior meetings, the Trustees reviewed information on portfolio management and other professional staff, information regarding River Road’s organizational and management structure, River Road’s compliance policies and procedures, and River Road’s brokerage policies and practices. The Trustees noted that River Road was founded in 2005 and has 49 employees. The Trustees considered specific information provided regarding the experience of the individuals at River Road that are expected to have portfolio management responsibility for the Fund. The Trustees noted that one proposed portfolio manager joined River Road in 2006 and the other proposed portfolio manager joined River Road in 2007. The Trustees further noted that the proposed portfolio managers serve as portfolio managers on other funds subadvised by River Road in the AMG Funds Complex. In the course of their deliberations, the Trustees evaluated, among other things: (a) the expected services to be rendered by River Road to the Fund; (b) the qualifications and experience of River Road’s personnel; and (c) River Road’s compliance program. The Trustees additionally considered River Road’s risk management processes. The Trustees reviewed River Road’s compliance policies and procedures, code of ethics, and specific information related to how River Road monitors, among other things, portfolio compliance and liquidity monitoring and deemed all of them to be adequate. The Trustees also took into account the financial condition of River Road with respect to its ability to provide the services required under the Agreements and noted that, as of December 31, 2020, River Road managed approximately $7.36 billion in assets. The Trustees concluded that, given River Road’s financial condition, it would be able to meet any reasonably foreseeable obligations under the Agreements.

PERFORMANCE

Because River Road was proposing to manage the Fund with its large cap value select investment strategy, the Trustees noted that they could not draw any conclusions regarding the performance of the Fund to date. The Trustees, however, considered the performance provided by River Road with respect to its Large Cap Value Select Composite, which is managed in a substantially similar manner to the Fund. In this regard, the Trustees noted that the performance of the Large Cap Value Select Composite had not been adjusted for the fees and expenses of the Fund. The Trustees noted that the

Large Cap Value Select Composite outperformed the Fund’s benchmark for the 1-year, 3-year and 5-year periods ended December 31, 2020 and for the period since the inception of the Large Cap Value Select Composite on November 1, 2014 through December 31, 2020. The Trustees further considered the performance of the other funds in the AMG Funds Complex sub-advised by River Road.

SUBADVISORY FEES, PROFITABILITY AND ECONOMIES OF SCALE

The Trustees noted that the Investment Manager, and not the Fund, is responsible for paying the fees charged by River Road. In considering the anticipated profitability of River Road with respect to the provision of subadvisory services to the Fund, the Trustees considered information regarding River Road’s organization, management and financial stability. The Trustees noted that, because River Road is an affiliate of the Investment Manager, a portion of River Road’s revenues or anticipated profits might be shared directly or indirectly with the Investment Manager. The Trustees also noted that the subadvisory fee rate to be paid to River Road under each Agreement was lower than the rate paid to First Quadrant under the Former Subadvisory Agreement. The Trustees further noted that the Investment Manager proposed certain fee changes for the Fund, all of which would be implemented upon the effectiveness of the New Subadvisory Agreement and would result in the overall reduction of the Fund’s net expense ratios as compared with the Fund’s current fee structure. The Trustees also considered the amount of the advisory fee retained by the Investment Manager after payment of the subadvisory fee with respect to the Fund, which would increase if the New Subadvisory Agreement was approved. The Trustees also noted payments made or to be made from River Road to the Investment Manager, and other payments made or to be made from the Investment Manager to River Road, including certain expense sharing arrangements related to, among other things, shareholder servicing and distribution. The Trustees concluded that these arrangements were reasonable. The Trustees noted that the management fees (which include both the advisory and administration fees) and total expenses (net of applicable expense waivers/reimbursements) of Class I shares (the class of shares which is the primary focus of the Fund’s distribution) of the Fund would both be lower than the average for an appropriate peer group of similar mutual funds for the Fund once the new fee changes went into effect.

The Board took into account management’s discussion of the proposed subadvisory fee structure, and the services River Road is expected to provide in performing its functions under the Agreements. The Trustees were provided with the estimated profitability of River Road with respect to its proposed subadvisory services to the Fund. The Trustees also were provided, in advance of their June 25, 2020 meeting, with the profitability of River Road with respect to the other funds it sub-advises in the AMG Funds Complex. Based on the foregoing, the Trustees concluded that the profitability to River Road is expected to be reasonable and that River Road is not expected to realize material benefits from economies of scale that would warrant adjustments to the subadvisory fees at this time. Also with respect to economies of scale, the Trustees noted that as the Fund’s assets increase over time, the Fund may realize economies of scale with respect to certain fees and expenses, other than the Fund’s management fee, to the extent the increase in assets is proportionally greater than the increase in such fees and expenses.

In addition, the Trustees considered other potential benefits of the subadvisory relationship to River Road, including, among others, the potential broadening of River Road’s large cap value investment capabilities, as well as the indirect benefits that River Road may receive from River Road’s relationship with the Fund, including any so-called “fallout benefits” to River Road, such as reputational value derived from River Road serving as subadviser to the Fund, which bears River Road’s name. Taking into account all of the foregoing, the Trustees concluded that, in light of the nature, extent and quality of the services to be provided by River Road, and the other considerations noted above with respect to River Road, the Fund’s subadvisory fees are reasonable.

*  *  *  *

After consideration of the foregoing, the Trustees reached the following conclusions (in addition to the conclusions discussed above) regarding each Agreement: (a) River Road has demonstrated that it possesses the capability and resources to perform the duties required of it under each Agreement; (b) River Road’s Investment Strategy is appropriate for pursuing the Fund’s investment objectives; (c) River Road is reasonably likely to execute its investment strategy consistently over time; and (d) River Road maintains appropriate compliance programs.

Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each

Approval of Subadvisory Agreements (continued)

Trustee not necessarily attributing the same weight to each factor, the Trustees concluded that approval of each Agreement would be in the best interests of the Fund and its shareholders. Accordingly, on March 17-18, 2021, the Trustees, and separately a majority of the Independent Trustees, unanimously voted to approve each Agreement.

AMG Managers DoubleLine Core Plus Bond Fund: Approval of Subadvisory Agreements on March 17-18, 2021

At a meeting held via telephone and videoconference on March 17-18, 2021,[1] the Board of Trustees (the “Board” or the “Trustees”), and separately a majority of the Trustees who are not “interested persons” of AMG Funds IV (the “Trust”) (the “Independent Trustees”), unanimously voted to terminate the former subadvisory agreement between AMG Funds LLC (the “Investment Manager”) and DoubleLine Capital LP (“DoubleLine”) with respect to AMG Managers DoubleLine Core Plus Bond Fund (the “Fund”) (the “Former Subadvisory Agreement”), and approve the interim subadvisory agreement between the Investment Manager and Beutel, Goodman & Company Ltd. (“Beutel”) with respect to the Fund (the “Interim Subadvisory Agreement”), the new subadvisory agreement between the Investment Manager and Beutel with respect to the Fund (the “New Subadvisory Agreement” and together with the Interim Subadvisory Agreement, the “Agreements”), and the presentation of the New Subadvisory Agreement for shareholder approval at a special meeting to be held for such purpose, including a recommendation that shareholders vote to approve the New Subadvisory Agreement. The Independent Trustees were separately represented by independent legal counsel in their consideration of the Agreements.

In considering the Agreements, the Trustees considered the information relating to the Fund and Beutel provided to them in connection with the meeting on March 17-18, 2021. Prior to voting, the Independent Trustees: (a) reviewed the foregoing information; (b) received materials from their independent legal counsel discussing the legal standards applicable to their consideration of the Agreements; and (c) met with their independent legal counsel in a private session at which no representatives of management were present.

NATURE, EXTENT AND QUALITY OF SERVICES

In considering the nature, extent and quality of the services to be provided by Beutel, the Trustees reviewed information relating to Beutel’s financial condition, operations and personnel and the investment philosophy, strategies and techniques (the “Investment Strategy”) that are intended to be used by Beutel in managing the Fund. The Trustees noted that the Fund would invest, under normal circumstances, at least 80% of its net assets in fixed income securities. Among other things, the Trustees reviewed information on portfolio management and other professional staff, information regarding Beutel’s organizational and management structure, and Beutel’s compliance policies and procedures. The Trustees noted that Beutel was founded in 1967 and has 98 employees. The Trustees considered specific information provided regarding the experience of the individuals at Beutel that are expected to have portfolio management responsibility for the Fund. The Trustees noted that one proposed portfolio manager joined Beutel in 1992, one joined Beutel in 2006, one joined Beutel in 2016 and one joined Beutel in 2019. In the course of their deliberations, the Trustees evaluated, among other things: (a) the expected services to be rendered by Beutel to the Fund; (b) the qualifications and experience of Beutel’s personnel; and (c) Beutel’s compliance program. The Trustees additionally considered Beutel’s risk management processes. The Trustees reviewed Beutel’s compliance policies and procedures, code of ethics, and specific information related to how Beutel monitors, among other things, portfolio compliance and proxy voting and deemed all of them to be adequate. The Trustees also took into account the financial condition of Beutel with respect to its ability to provide the services required under the Agreements and noted that, as of December 31, 2020, Beutel managed approximately $32.5 billion in assets. The Trustees concluded that, given Beutel’s financial condition, it would be able to meet any reasonably foreseeable obligations under the Agreements.

PERFORMANCE

Because Beutel was proposing to manage the Fund with a new U.S. focused core plus bond strategy, the Trustees noted that they could not draw any conclusions regarding the performance of the Fund to date. The Trustees, however, considered the performance provided by Beutel with respect to Beutel’s Core Plus Bond Composite, a Canadian bond strategy, which had not been adjusted for the fees and expenses of the Fund. The Trustees noted that the Core Plus Bond Composite outperformed its index for the 1-year, 3-year, 5-year and 10-year periods ended December 31, 2020.

SUBADVISORY FEES, PROFITABILITY AND ECONOMIES OF SCALE

The Trustees noted that the Investment Manager, and not the Fund, is responsible for paying the fees charged by Beutel. In considering the anticipated profitability of Beutel with respect to the provision of subadvisory services to the Fund, the Trustees considered information regarding Beutel’s organization, management and financial stability. The Trustees noted that, because Beutel is an affiliate (“Affiliate”) of the Investment Manager, a portion of Beutel’s revenues or anticipated profits might be shared directly or indirectly with the Investment Manager. The Trustees also noted that the subadvisory fee rate to be paid to Beutel under the Interim Subadvisory Agreement was the same as the rate paid to DoubleLine under the Former Subadvisory Agreement. The Trustees also noted that the subadvisory fee rate to be paid to Beutel under the New Subadvisory Agreement was lower than the rate paid to DoubleLine under the Former Subadvisory Agreement. The Trustees further noted that the Investment Manager proposed certain fee changes for the Fund, all of which would be implemented upon the effectiveness of the New Subadvisory Agreement and would result in the overall reduction of the Fund’s net expense ratios as compared with the Fund’s current fee structure. The Trustees also considered the amount of the advisory fee retained by the Investment Manager after payment of the subadvisory fee with respect to the Fund, which would decrease if the New Subadvisory Agreement was approved. The Trustees also noted payments made or to be made from Beutel to the Investment Manager, and other payments made or to be made from the Investment Manager to Beutel, including certain expense sharing arrangements related to, among other things, shareholder servicing and distribution. The Trustees concluded that these arrangements were reasonable. The Trustees noted that the management fees (which include both the advisory and administration fees) and total expenses (net of applicable expense waivers/reimbursements) of Class I shares (the class of shares which is the primary focus of the Fund’s distribution) of the Fund would be lower than and the same as, respectively, the average for an appropriate peer group of similar mutual funds for the Fund once the new fee changes went into effect.

The Board took into account management’s discussion of the proposed subadvisory fee structure, and the services Beutel is expected to provide in performing its functions under the Agreements. The Trustees also were provided with

Approval of Subadvisory Agreements (continued)

the estimated profitability of Beutel with respect to its proposed subadvisory services to the Fund. Based on the foregoing, the Trustees concluded that the profitability to Beutel is expected to be reasonable and that Beutel is not expected to realize material benefits from economies of scale that would warrant adjustments to the subadvisory fees at this time. Also with respect to economies of scale, the Trustees noted that as the Fund’s assets increase over time, the Fund may realize economies of scale with respect to certain fees and expenses, other than the Fund’s management fee, to the extent the increase in assets is proportionally greater than the increase in such fees and expenses.

In addition, the Trustees considered other potential benefits of the subadvisory relationship to Beutel, including, among others, the potential broadening of Beutel’s fixed income investment capabilities, as well as the indirect benefits that Beutel may receive from Beutel’s relationship with the Fund, including any so-called “fallout benefits” to Beutel, such as reputational value derived from Beutel serving as subadviser to the Fund, which bears Beutel’s name. Taking into account all of the foregoing, the Trustees concluded that, in light of the nature, extent and quality of the services to be provided by Beutel, and the other considerations noted above with respect to Beutel, the Fund’s subadvisory fees are reasonable.

The Trustees also considered information provided by the Investment Manager related to the benefits of the proposed strategic repositioning of the AMG Funds complex. The Trustees considered that the strategic repositioning was expected to create value for the Fund, the other funds in the AMG Funds complex and their shareholders through enhanced resources and competitive fee levels. The Trustees noted that the proposed changes would bring the full range of AMG’s resources to bear on the growth and success of the AMG Funds, streamline the lineup of funds in the AMG Funds complex and reduce the number of subadvisers, significantly reduce strategy overlap and provide more differentiated investment solutions for the AMG Funds complex that are otherwise not available to U.S. retail investors. The Trustees further considered that the repositioning would bring AMG’s strong partnerships in support of the Fund and the AMG Funds complex as a whole and enable AMG Funds to bring the best capabilities of AMG’s Affiliates to the Fund and the rest of the AMG Funds complex. The Trustees noted that AMG’s relationship with its Affiliates will also allow the Fund to have greater insight into the Affiliate’s compliance and business platform than is generally possible with third party subadvisers, aiding the ongoing monitoring of subadvisers. In light of the foregoing, in approving the Agreements, the Trustees, including a majority of the Independent Trustees, determined that the hiring of Beutel is in the best interests of the Fund and its shareholders and does not involve a conflict of interest from which the Investment Manager or an affiliated subadviser derives an inappropriate advantage.

*  *  *  *

After consideration of the foregoing, the Trustees reached the following conclusions (in addition to the conclusions discussed above) regarding each Agreement: (a) Beutel has demonstrated that it possesses the capability and resources to perform the duties required of it under each Agreement; (b) Beutel’s Investment Strategy is appropriate for pursuing the Fund’s investment objectives; (c) Beutel is reasonably likely to execute its investment strategy consistently over time; and (d) Beutel maintains appropriate compliance programs.

Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees concluded that approval of each Agreement would be in the best interests of the Fund and its shareholders. Accordingly, on March 17-18, 2021, the Trustees, and separately a majority of the Independent Trustees, unanimously voted to approve each Agreement.

AMG Managers Pictet International Fund: Approval of Subadvisory Agreements on March 17-18, 2021

At a meeting held via telephone and videoconference on March 17-18, 2021,[1] the Board of Trustees (the “Board” or the “Trustees”), and separately a majority of the Trustees who are not “interested persons” of AMG Funds IV (the “Trust”) (the “Independent Trustees”), unanimously voted to terminate the subadvisory agreement between AMG Funds LLC (the “Investment Manager”) and Pictet Asset Management Limited (“Pictet”) with respect to AMG Managers Pictet International Fund (the “Fund”) (the “Former Subadvisory Agreement”), and approve the interim subadvisory agreement between the Investment Manager and Beutel, Goodman & Company Ltd. (“Beutel”) with respect to the Fund (the “Interim Subadvisory Agreement”), the new subadvisory agreement between the Investment Manager and Beutel with respect to the Fund (the “New Subadvisory Agreement” and together with the Interim Subadvisory Agreement, the “Agreements”), and the presentation of the New Subadvisory Agreement for shareholder approval at a special meeting to be held for such purpose, including a recommendation that shareholders vote to approve the New Subadvisory Agreement. The Independent Trustees were separately represented by independent legal counsel in their consideration of the Agreements.

In considering the Agreements, the Trustees considered the information relating to the Fund and Beutel provided to them in connection with the meeting on March 17-18, 2021. Prior to voting, the Independent Trustees: (a) reviewed the foregoing information; (b) received materials from their independent legal counsel discussing the legal standards applicable to their consideration of the Agreements; and (c) met with their independent legal counsel in a private session at which no representatives of management were present.

NATURE, EXTENT AND QUALITY OF SERVICES

In considering the nature, extent and quality of the services to be provided by Beutel, the Trustees reviewed information relating to Beutel’s financial condition, operations and personnel and the investment philosophy, strategies and techniques (the “Investment Strategy”) that are intended to be used by Beutel in managing the Fund. The Trustees noted that the Fund would invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities. The Trustees further noted that in connection with hiring Beutel, shareholders would be asked to approve a change in the Fund’s status from operating as a diversified fund to operating as a non-diversified fund. Among other things, the Trustees reviewed information on portfolio management and other professional staff, information regarding Beutel’s organizational and management structure, and Beutel’s compliance policies and procedures. The Trustees noted that Beutel was founded in 1967 and has 98 employees. The Trustees considered specific information provided regarding the experience of the individuals at Beutel that are expected to have portfolio management responsibility for the Fund. The Trustees noted that one proposed portfolio manager joined Beutel in 2006, and one proposed portfolio manager joined Beutel in 2016. In the course of their deliberations, the Trustees evaluated, among other things: (a) the expected services to be rendered by Beutel to the Fund; (b) the qualifications and experience of Beutel’s personnel; and (c) Beutel’s compliance program. The Trustees additionally considered Beutel’s risk management processes. The Trustees reviewed Beutel’s compliance policies and procedures, code of ethics, and specific information related to how Beutel monitors, among other things, portfolio compliance and proxy voting and deemed

Approval of Subadvisory Agreements (continued)

all of them to be adequate. The Trustees also took into account the financial condition of Beutel with respect to its ability to provide the services required under the Agreements and noted that, as of December 31, 2020, Beutel managed approximately $32.5 billion in assets. The Trustees concluded that, given Beutel’s financial condition, it would be able to meet any reasonably foreseeable obligations under the Agreements.

PERFORMANCE

Because Beutel was proposing to manage the Fund with its international equity strategy, the Trustees noted that they could not draw any conclusions regarding the performance of the Fund to date. The Trustees, however, considered the performance provided by Beutel with respect to Beutel’s International Equity Composite, which is managed in a substantially similar manner to the Fund. In this regard, the Trustees noted that the performance of the International Equity Composite had not been adjusted for the fees and expenses of the Fund. The Trustees noted that the International Equity Composite outperformed its benchmark over the 3-year and 5-year periods ended December 31, 2020.

SUBADVISORY FEES, PROFITABILITY AND ECONOMIES OF SCALE

The Trustees noted that the Investment Manager, and not the Fund, is responsible for paying the fees charged by Beutel. In considering the anticipated profitability of Beutel with respect to the provision of subadvisory services to the Fund, the Trustees considered information regarding Beutel’s organization, management and financial stability. The Trustees noted that, because Beutel is an affiliate (“Affiliate”) of the Investment Manager, a portion of Beutel’s revenues or anticipated profits might be shared directly or indirectly with the Investment Manager. The Trustees also noted that the subadvisory fee rate to be paid to Beutel under the Interim Subadvisory Agreement was the same as the rate paid to Pictet under the Former Subadvisory Agreement. The Trustees also noted that the subadvisory fee rate to be paid to Beutel under the New Subadvisory Agreement was lower than the rate paid to Pictet under the Former Subadvisory Agreement. The Trustees further noted that the Investment Manager proposed certain fee changes for the Fund, all of which would be implemented upon the effectiveness of the New Subadvisory Agreement and would result in the overall reduction of the Fund’s net expense ratios as compared with the Fund’s current fee structure. The Trustees also considered the amount of the advisory fee retained by the Investment Manager after payment of the subadvisory fee with respect to the Fund, which would decrease if the New Subadvisory Agreement was approved. The Trustees also noted payments made or to be made from Beutel to the Investment Manager, and other payments made or to be made from the Investment Manager to Beutel, including certain expense sharing arrangements related to, among other things, shareholder servicing and distribution. The Trustees concluded that these arrangements were reasonable. The Trustees noted that the management fees (which include both the advisory and administration fees) and total expenses (net of applicable expense waivers/reimbursements) of Class I shares (the class of shares which is the primary focus of the Fund’s distribution) of the Fund would be lower and higher, respectively, than the average for an appropriate peer group of similar mutual funds for the Fund once the new fee changes went into effect.

The Board took into account management’s discussion of the proposed subadvisory fee structure, and the services Beutel is expected to provide in performing its functions under the Agreements. The Trustees also were provided with the estimated profitability of Beutel with respect to its proposed subadvisory services to the Fund. Based on the foregoing, the Trustees concluded that the profitability to Beutel is expected to be reasonable and that Beutel is not expected to realize material benefits from economies of scale that would warrant adjustments to the subadvisory fees at this time. Also with respect to economies of scale, the Trustees noted that as the Fund’s assets increase over time, the Fund may realize economies of scale with respect to certain fees and expenses, other than the Fund’s management fee, to the extent the increase in assets is proportionally greater than the increase in such fees and expenses.

In addition, the Trustees considered other potential benefits of the subadvisory relationship to Beutel, including, among others, the potential broadening of Beutel’s international equity investment capabilities, as well as the indirect benefits that Beutel may receive from Beutel’s relationship with the Fund, including any so-called “fallout benefits” to Beutel, such as reputational value derived from Beutel serving as subadviser to the Fund, which bears Beutel’s name. Taking into account all of the foregoing, the Trustees concluded that, in light of the nature, extent and quality of the services to be provided by Beutel, and the other considerations noted above with respect to Beutel, the Fund’s subadvisory fees are reasonable.

The Trustees also considered information provided by the Investment Manager related to the benefits of the proposed strategic repositioning of the AMG Funds complex. The Trustees considered that the strategic repositioning was expected to create value for the Fund, the other funds in the AMG Funds complex and their shareholders through enhanced resources and competitive fee levels. The Trustees noted that the proposed changes would bring the full range of AMG’s resources to bear on the growth and success of the AMG Funds, streamline the lineup of funds in the AMG Funds complex and reduce the number of subadvisers, significantly reduce strategy overlap and provide more differentiated investment solutions for the AMG Funds complex that are otherwise not available to U.S. retail investors. The Trustees further considered that the repositioning would bring AMG’s strong partnerships in support of the Fund and the AMG Funds complex as a whole and enable AMG Funds to bring the best capabilities of AMG’s Affiliates to the Fund and the rest of the AMG Funds complex. The Trustees noted that AMG’s relationship with its Affiliates will also allow the Fund to have greater insight into the Affiliate’s compliance and business platform than is generally possible with third party subadvisers, aiding the ongoing monitoring of subadvisers. In light of the foregoing, in approving the Agreements, the Trustees, including a majority of the Independent Trustees, determined that the hiring of Beutel is in the best interests of the Fund and its shareholders and does not involve a conflict of interest from which the Investment Manager or an affiliated subadviser derives an inappropriate advantage.

*  *  *  *

After consideration of the foregoing, the Trustees reached the following conclusions (in addition to the conclusions discussed above) regarding each Agreement: (a) Beutel has demonstrated that it possesses the capability and resources to perform the duties required of it under each Agreement; (b) Beutel’s Investment Strategy is appropriate for pursuing the Fund’s investment objectives; (c) Beutel is reasonably likely to execute its investment strategy consistently over time; and (d) Beutel maintains appropriate compliance programs.

Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees concluded that approval of each Agreement would be in the best interests of the Fund and its shareholders. Accordingly, on

Approval of Subadvisory Agreements (continued)

March 17-18, 2021, the Trustees, and separately a majority of the Independent Trustees, unanimously voted to approve each Agreement.

AMG Managers Montag & Caldwell Growth Fund: Approval of Subadvisory Agreements on March 17-18, 2021

At a meeting held via telephone and videoconference on March 17-18, 2021,[1] the Board of Trustees (the “Board” or the “Trustees”), and separately a majority of the Trustees who are not “interested persons” of AMG Funds IV (the “Trust”) (the “Independent Trustees”), unanimously voted to terminate the former subadvisory agreement between AMG Funds LLC (the “Investment Manager”) and Montag & Caldwell, LLC (“Montag & Caldwell”) with respect to AMG Managers Montag & Caldwell Growth Fund (the “Fund”) (the “Former Subadvisory Agreement”), and approve the interim subadvisory agreement between the Investment Manager and Montrusco Bolton Investments, Inc. (“Montrusco Bolton”) with respect to the Fund (the “Interim Subadvisory Agreement”), the new subadvisory agreement between the Investment Manager and Montrusco Bolton with respect to the Fund (the “New Subadvisory Agreement” and together with the Interim Subadvisory Agreement, the “Agreements”), and the presentation of the New Subadvisory Agreement for shareholder approval at a special meeting to be held for such purpose, including a recommendation that shareholders vote to approve the New Subadvisory Agreement. The Independent Trustees were separately represented by independent legal counsel in their consideration of the Agreements.

In considering the Agreements, the Trustees considered the information relating to the Fund and Montrusco Bolton provided to them in connection with the meeting on March 17-18, 2021. Prior to voting, the Independent Trustees: (a) reviewed the foregoing information; (b) received materials from their independent legal counsel discussing the legal standards applicable to their consideration of the Agreements; and (c) met with their independent legal counsel in a private session at which no representatives of management were present.

NATURE, EXTENT AND QUALITY OF SERVICES

In considering the nature, extent and quality of the services to be provided by Montrusco Bolton, the Trustees reviewed information relating to Montrusco Bolton’s financial condition, operations and personnel and the investment philosophy, strategies and techniques (the “Investment Strategy”) that are intended to be used by Montrusco Bolton in managing the Fund. The Trustees noted that the Fund would invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of large-capitalization companies. The Trustees further noted that in connection with hiring Montrusco Bolton, shareholders would be asked to approve (i) a change in the Fund’s status from operating as a diversified fund to operating as a non-diversified fund and (ii) an investment objective of seeking long-term capital appreciation. Among other things, the Trustees reviewed information on portfolio management and other professional staff, information regarding Montrusco Bolton’s organizational and management structure, and Montrusco Bolton’s compliance policies and procedures. The Trustees noted that Montrusco Bolton was founded in 1946 and has 50 employees. The Trustees considered specific information provided regarding the experience of the individual at Montrusco Bolton that is expected to have portfolio management responsibility for the Fund. The Trustees noted that the proposed portfolio manager joined Montrusco Bolton in 2005. In the course of their deliberations, the Trustees evaluated, among other things: (a) the expected services to be rendered by Montrusco Bolton to the Fund; (b) the qualifications and experience of Montrusco Bolton’s personnel; and (c) Montrusco Bolton’s compliance program. The Trustees additionally considered Montrusco Bolton’s risk management processes. The Trustees reviewed Montrusco Bolton’s compliance policies and procedures, code of ethics, and specific information related to how Montrusco Bolton monitors, among other things, portfolio compliance and proxy voting and deemed all of them to be adequate. The Trustees also took into account the financial condition of Montrusco Bolton with respect to its ability to provide the services required under the Agreements and noted that, as of December 31, 2020, Montrusco Bolton managed approximately $5.1 billion in assets. The Trustees concluded that, given Montrusco Bolton’s financial condition, it would be able to meet any reasonably foreseeable obligations under the Agreements.

PERFORMANCE

Because Montrusco Bolton was proposing to manage the Fund with its U.S. large cap growth strategy, the Trustees noted that they could not draw any conclusions regarding the performance of the Fund to date. The Trustees, however, considered the performance provided by Montrusco Bolton with respect to Montrusco Bolton’s U.S. Equity Composite, which is managed in a substantially similar manner to the Fund. In this regard, the Trustees noted that the performance of the U.S. Equity Composite had not been adjusted for the fees and expenses of the Fund. The Trustees noted that the U.S. Equity Composite outperformed the Fund’s benchmark over the 3-year and 5-year periods ended December 31, 2020.

SUBADVISORY FEES, PROFITABILITY AND ECONOMIES OF SCALE

The Trustees noted that the Investment Manager, and not the Fund, is responsible for paying the fees charged by Montrusco Bolton. In considering the anticipated profitability of Montrusco Bolton with respect to the provision of subadvisory services to the Fund, the Trustees considered information regarding Montrusco Bolton’s organization, management and financial stability. The Trustees noted that, because Montrusco Bolton is an affiliate (“Affiliate”) of the Investment Manager, a portion of Montrusco Bolton’s revenues or anticipated profits might be shared directly or indirectly with the Investment Manager. The Trustees also noted that the subadvisory fee rate to be paid to Montrusco Bolton under each Agreement was lower than the rate paid to Montag & Caldwell under the Former Subadvisory Agreement. The Trustees further noted that the Investment Manager proposed certain fee changes for the Fund, all of which would be implemented upon the effectiveness of the New Subadvisory Agreement and would result in the overall reduction of the Fund’s net expense ratios as compared with the Fund’s current fee structure. The Trustees also considered the amount of the advisory fee retained by the Investment Manager after payment of the subadvisory fee with respect to the Fund, which would decrease if the New Subadvisory Agreement was approved. The Trustees also noted payments made or to be made from Montrusco Bolton to the Investment Manager, and other payments made or to be made from the Investment Manager to Montrusco Bolton, including certain expense sharing arrangements related to, among other things, shareholder servicing and distribution. The Trustees concluded that these arrangements were reasonable. The Trustees noted that the management fees (which include both the advisory and administration fees) and total expenses (net of applicable expense waivers/reimbursements) of Class I shares (the class of shares which is the primary focus of the Fund’s distribution) of the Fund would both be higher than the average for an appropriate peer group of similar mutual funds for the Fund once the new fee changes went into effect.

Approval of Subadvisory Agreements (continued)

The Board took into account management’s discussion of the proposed subadvisory fee structure, and the services Montrusco Bolton is expected to provide in performing its functions under the Agreements. The Trustees also were provided with the estimated profitability of Montrusco Bolton with respect to its proposed subadvisory services to the Fund. Based on the foregoing, the Trustees concluded that the profitability to Montrusco Bolton is expected to be reasonable and that Montrusco Bolton is not expected to realize material benefits from economies of scale that would warrant adjustments to the subadvisory fees at this time. Also with respect to economies of scale, the Trustees noted that as the Fund’s assets increase over time, the Fund may realize economies of scale with respect to certain fees and expenses, other than the Fund’s management fee, to the extent the increase in assets is proportionally greater than the increase in such fees and expenses.

In addition, the Trustees considered other potential benefits of the subadvisory relationship to Montrusco Bolton, including, among others, the potential broadening of Montrusco Bolton’s large cap growth investment capabilities, as well as the indirect benefits that Montrusco Bolton may receive from Montrusco Bolton’s relationship with the Fund, including any so-called “fallout benefits” to Montrusco Bolton, such as reputational value derived from Montrusco Bolton serving as subadviser to the Fund, which bears Montrusco Bolton’s name. Taking into account all of the foregoing, the Trustees concluded that, in light of the nature, extent and quality of the services to be provided by Montrusco Bolton, and the other considerations noted above with respect to Montrusco Bolton, the Fund’s subadvisory fees are reasonable.

The Trustees also considered information provided by the Investment Manager related to the benefits of the proposed strategic repositioning of the AMG Funds complex. The Trustees considered that the strategic repositioning was expected to create value for the Fund, the other funds in the AMG Funds complex and their shareholders through enhanced resources and competitive fee levels. The Trustees noted that the proposed changes would bring the full range of AMG’s resources to bear on the growth and success of the AMG Funds, streamline the lineup of funds in the AMG Funds complex and reduce the number of subadvisers, significantly reduce strategy overlap and provide more differentiated investment solutions for the AMG Funds complex that are otherwise not available to U.S. retail investors. The Trustees further considered that the repositioning would bring AMG’s strong partnerships in support of the Fund and the AMG Funds complex as a whole and enable AMG Funds to bring the best capabilities of AMG’s Affiliates to the Fund and the rest of the AMG Funds complex. The Trustees noted that AMG’s relationship with its Affiliates will also allow the Fund to have greater insight into the Affiliate’s compliance and business platform than is generally possible with third party subadvisers, aiding the ongoing monitoring of subadvisers. In light of the foregoing, in approving the Agreements, the Trustees, including a majority of the Independent Trustees, determined that the hiring of Montrusco Bolton is in the best interests of the Fund and its shareholders and does not involve a conflict of interest from which the Investment Manager or an affiliated subadviser derives an inappropriate advantage.

*  *  *  *

After consideration of the foregoing, the Trustees reached the following conclusions (in addition to the conclusions discussed above) regarding each Agreement: (a) Montrusco Bolton has demonstrated that it possesses the capability and resources to perform the duties required of it under each Agreement; (b) Montrusco Bolton’s Investment Strategy is appropriate for pursuing the Fund’s investment objectives; (c) Montrusco Bolton is reasonably likely to execute its investment strategy consistently over time; and (d) Montrusco Bolton maintains appropriate compliance programs.

Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees concluded that approval of each Agreement would be in the best interests of the Fund and its shareholders. Accordingly, on March 17-18, 2021, the Trustees, and separately a majority of the Independent Trustees, unanimously voted to approve each Agreement.

[1] The Trustees determined that the conditions surrounding the COVID-19 virus constituted unforeseen or emergency circumstances and that reliance on the SEC’s exemptive order, which provides relief from the in-person voting requirements of the 1940 Act in certain circumstances (the “In-Person Relief”), was necessary or appropriate due to the circumstances related to current or potential effects of COVID-19. The Trustees unanimously wished to rely on the In-Person Relief with respect to the approval of those matters on the agenda for the March 17-18, 2021 meeting that would otherwise require in-person votes under the 1940 Act. See Investment Company Release No. 33897 (June 19, 2020). This exemptive order supersedes, in part, a similar, earlier exemptive order issued by the SEC (Investment Company Release No. 33824 (March 25, 2020)).

Funds Liquidity Risk Management Program

The Securities and Exchange Commission (the “SEC”) adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that a fund will be unable to meet its redemption obligations and mitigating dilution of the interests of fund shareholders.

The AMG Funds Family of Funds (each a “Fund,” and collectively, the “Funds”) have adopted and implemented a Liquidity Risk Management Program (the “Program”) as required by the Liquidity Rule. The Program is reasonably designed to assess and manage each Fund’s liquidity risk, taking into consideration the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short and long-term cash flow projections, and its holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources, including access to the Funds’ credit facility. Under the Liquidity Rule, each liquidity classification category (highly liquid, moderately liquid, less liquid and illiquid) is defined with respect to the time it is reasonably expected to take to convert the investment to cash (or sell or dispose of the investment) in current market conditions without significantly changing the market value of the investment.

The Funds’ Board of Trustees (the “Board”) appointed AMG Funds, LLC (“AMGF”) as the Program administrator. AMGF formed a Liquidity Risk Management Committee (“LRMC”), which includes members of various departments across AMGF, including Legal, Compliance, Mutual Fund Services, Investment Research and Product Analysis & Operations and, as needed, other representatives of AMGF and/or representatives of the subadvisers to the Funds. The LRMC meets on a periodic basis, no less frequently than monthly. The LRMC is responsible for the Program’s administration and oversight and for reporting to the Board on at least an annual basis regarding the Program’s operation and effectiveness.

At a meeting of the Board held on March 17-18, 2021, the Board received a report from the LRMC regarding the design and operational effectiveness of the Program for the period January 1, 2020 through December 31, 2020 (the “Program Reporting Period”).

The Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing a Fund’s liquidity risk, as follows:

A. The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions:

During the Program Reporting Period, the LRMC reviewed whether each Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions is appropriate for an open-end fund structure. The LRMC also factored a Fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account.

B. Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions:

During the Program Reporting Period, the LRMC reviewed historical net redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size. The Funds maintain an in-kind redemption policy, which may be utilized to meet larger redemption requests, when appropriate. The LRMC may also take into consideration a Fund’s shareholder ownership concentration, a Fund’s distribution channels, and the degree of certainty associated with a Fund’s short-term and long-term cash flow projections.

C. Holdings of cash and cash equivalents, as well as borrowing arrangements:

The LRMC considered the terms of the credit facilities available to the Funds.

The report concluded that, based upon the review of the Program, using resources and methodologies that AMGF considers reasonable, AMGF believes that the Program and Funds’ Liquidity Risk Management Policies and Procedures are adequate, effective, and reasonably designed to effectively manage the Funds’ liquidity risk.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to each Fund’s prospectus or statement of additional information for more information regarding a Fund’s exposure to liquidity risk and other principal risks to which an investment in a Fund may be subject.

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INVESTMENT MANAGER AND

ADMINISTRATOR

AMG Funds LLC

One Stamford Plaza

263 Tresser Blvd, Suite 949

Stamford, CT 06901

800.548.4539

DISTRIBUTOR

AMG Distributors, Inc.

One Stamford Plaza

263 Tresser Blvd, Suite 949

Stamford, CT 06901

800.548.4539

CUSTODIAN

The Bank of New York Mellon

111 Sanders Creek Parkway

East Syracuse, NY 13057

LEGAL COUNSEL

Ropes&Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

Attn: AMG Funds

4400 Computer Drive

Westborough, MA 01581

800.548.4539

TRUSTEES

Bruce B. Bingham

Christine C. Carsman

Kurt A. Keilhacker

Steven J. Paggioli

Richard F. Powers III

Eric Rakowski

Victoria L. Sassine

Thomas R. Schneeweis

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.548.4539. Distributed by AMG Distributors, Inc., member FINRA/SIPC.

Current net asset values per share for each Fund are available on the Funds’ website at amgfunds.com.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.548.4539, or (ii) on the Securities and Exchange Commission’s (SEC) website at sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.548.4539 or visit the SEC website at sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ portfolio holdings on Form N-PORT are available on the SEC’s website at sec.gov and the Funds’ website at amgfunds.com. To review a complete list of the Funds’ portfolio holdings, or to view the most recent semiannual report or annual report, please visit amgfunds.com.

amgfunds.com

BALANCED FUNDS

AMG GW&K Global Allocation

GW&K Investment Management, LLC

AMG FQ Global Risk-Balanced

First Quadrant, L.P.

EQUITY FUNDS

AMG Beutel Goodman International Equity

Beutel, Goodman & Company Ltd.

AMG Boston Common Global Impact

Boston Common Asset Management, LLC

AMG Managers CenterSquare Real Estate

CenterSquare Investment Management LLC

AMG Frontier Small Cap Growth

Frontier Capital Management Co., LLC

AMG GW&K Small Cap Core

AMG GW&K Small Cap Value

AMG GW&K Small Cap Value II

AMG GW&K Small/Mid Cap

AMG GW&K Small/Mid Cap Growth

AMG GW&K Emerging Markets Equity

AMG GW&K Emerging Wealth Equity

AMG GW&K International Small Cap

GW&K Investment Management, LLC

AMG Montrusco Bolton Large Cap Growth

Montrusco Bolton Investments, Inc.

AMG Renaissance Large Cap Growth

The Renaissance Group LLC

AMG River Road Dividend All Cap Value

AMG River Road Focused Absolute Value

AMG River Road Large Cap Value Select

AMG River Road Long-Short

AMG River Road Mid Cap Value

AMG River Road Small-Mid Cap Value

AMG River Road Small Cap Value

River Road Asset Management, LLC

AMG TimesSquare Emerging Markets Small Cap

AMG TimesSquare Global Small Cap

AMG TimesSquare International Small Cap

AMG TimesSquare Mid Cap Growth

AMG TimesSquare Small Cap Growth

TimesSquare Capital Management, LLC

AMG Veritas Asia Pacific

AMG Veritas China

AMG Veritas Global Focus

AMG Veritas Global Real Return

Veritas Asset Management LLP

AMG Yacktman

AMG Yacktman Focused

AMG Yacktman Focused Fund - Security Selection

Only

AMG Yacktman Special Opportunities

Yacktman Asset Management LP

FIXED INCOME FUNDS

AMG Beutel Goodman Core Plus Bond

Beutel, Goodman & Company Ltd.

AMG GW&K Core Bond ESG

AMG GW&K Enhanced Core Bond ESG

AMG GW&K ESG Bond

AMG GW&K High Income

AMG GW&K Municipal Bond

AMG GW&K Municipal Enhanced Yield

GW&K Investment Management, LLC

amgfunds.com	043021	SAR082

Item 2.	CODE OF ETHICS

Not applicable for the semi-annual shareholder report.

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable for the semi-annual shareholder report.

Item 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable for the semi-annual shareholder report.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

Item 6.	SCHEDULE OF INVESTMENTS

The schedule of investments in unaffiliated issuers as of the close of the reporting period is included as part of the shareholder report contained in Item 1 hereof.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

Item 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

Item 11.	CONTROLS AND PROCEDURES

(a)

The registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no changes in the registrant’s internal control over financial reporting during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the internal control over financial reporting.

Item 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 13.	EXHIBITS

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940—Filed herewith.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940—Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMG FUNDS I

By:	/s/ Keitha L. Kinne
Keitha L. Kinne, Principal Executive Officer

Date:	July 7, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Keitha L. Kinne
Keitha L. Kinne, Principal Executive Officer

Date:	July 7, 2021

By:	/s/ Thomas Disbrow
Thomas Disbrow, Principal Financial Officer

Date:	July 7, 2021